Exhibit 10.01

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Execution Version

ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

SOUTH CAROLINA ELECTRIC & GAS COMPANY, FOR ITSELF AND
AS AGENT FOR THE SOUTH CAROLINA PUBLIC SERVICE
AUTHORITY, AS OWNER

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS CONTRACTOR

FOR

AP1000 NUCLEAR POWER PLANTS

DATED AS OF MAY 23, 2008

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

-i-

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(continued)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(continued)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(continued)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(continued)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

v

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(continued)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBITS

Exhibit	Description of Exhibit
A	Scope of Work/Supply and Division of Responsibilities
B	Contractor Organization Chart
C	Owner and Contractor Permits
D	Project Execution Plan Processes
E	Project Schedule
F-1	Milestone Payment Schedule
F-2	Payment Plan
G	Time and Materials Rates and Charges
H	Pricing
I-1	Toshiba Parent Guaranty
I-2	Shaw Parent Guaranty
J	Price Adjustment Provisions
K	Costs
L	Net Electric Guarantee Conditions and Load List
M-1	Software License
M-2	AP1000 Intellectual Property License (WEC)
M-3	AP1000 Intellectual Property License (S&W)
N	Industry Codes and Standards
O-1	Proprietary Data Agreement
O-2	List of Intellectual Property Subject to Third Party License Terms

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Exhibit	Description of Exhibit
P-1	Major Subcontractors
P-2	Subcontractors for Site Construction and Related Field Services
Q	Equipment with Owner-Designated Witness and Hold Points
R	Description of Site
S	EEO and Small Business Regulations
T	[Not Used]
U	OCIP Description
V	Limited Agency Agreement
W	Extended Equipment Warranty Special Terms

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT (the “Agreement”) is entered into as of the 23rd day of May, 2008 (the “Effective Date”), by and between SOUTH CAROLINA ELECTRIC & GAS COMPANY (“SCE&G”), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina (“Santee Cooper”) pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated May 23, 2008 attached hereto as Exhibit V (the “Limited Agency Agreement”); and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania (“Westinghouse”), and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina (“Stone & Webster”). Except where the context otherwise requires, Westinghouse and Stone & Webster hereinafter are individually referred to as a “Consortium Member” and collectively as “Contractor”. Without limiting the authority of SCE&G to act as agent on behalf of Santee Cooper as provided in Section 3.6(a) hereof, references herein to “Owner” shall mean each of SCE&G and Santee Cooper. Owner and Contractor may be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Owner desires to develop, license, procure and have constructed a nuclear-fueled electricity generation facility;

WHEREAS, Westinghouse is engaged in the business of designing, developing and supplying commercial nuclear facilities and has developed a pressurized water Nuclear Power Plant known as the AP1000 (the “AP1000 Nuclear Power Plant”) for which the U.S. Nuclear Regulatory Commission has issued a Standard Design Certification in the form of a rule set forth in Appendix D to 10 C.F.R. Part 52;

WHEREAS, Stone & Webster is engaged in the business of designing and constructing industrial and power generation facilities;

WHEREAS, Westinghouse and Stone & Webster desire to assist Owner in the licensing of and to design, engineer, procure, construct, and test one or two AP1000 Nuclear Power Plants and related facilities, structures and improvements at the V.C. Summer station;

WHEREAS, Owner and Contractor now desire to enter into this Agreement to provide for, among other things, the design, engineering, procurement and installation of equipment and materials, and construction and testing of the Facility;

NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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ARTICLE 1 — DEFINITIONS

For purposes of this Agreement, the following words and expressions shall have the meanings hereby assigned to them, except where the context clearly indicates a different meaning is intended. These definitions may be supplemented by any definitions contained in any of the documents incorporated by reference herein, but in case of any conflict or inconsistencies, the definitions set forth below shall prevail:

“AAA” means the American Arbitration Association.

“Additional Amount” has the meaning set forth in Section 22.4(d).

“AEA” means the Atomic Energy Act of 1954, as amended, 42 U.S.C. § 2011 et seq.

“Affiliate” means, with respect to any Party, any other Person that (a) owns or controls, directly or indirectly, the Party, (b) is owned or controlled by the Party, or (c) is under common ownership or control with the Party, where “own” means ownership of fifty percent (50%) or more of the equity interests or rights to distributions on account of equity of the Party and “control” means the power to direct the management or policies of the Party, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the first paragraph above and shall include all Exhibits, and amendments hereto (including Change Orders).

“Ancillary Facilities” means the facilities, structures and improvements at the Site that are within Contractor’s Scope of Work as provided in Exhibit A but are not part of a Unit.

“AP1000 Facility Information” means the information within Contractor’s Scope of Work, in the form of electronic databases, documents, and drawings that pertain to Facility design, engineering, licensing, analysis, installation, performance, testing, operation and maintenance and shall be maintained by Contractor.  Collectively, this information, either directly or by reference, shall reflect the current approved AP1000 Nuclear Power Plant associated with Contractor’s Scope of Work at any point in time. A portion of this information, as defined in Exhibit A, shall be provided to Owner via an Information Management System (IMS).

“AP1000 Nuclear Power Plant” has the meaning set forth in the Recitals.

“Arbitral Panel” has the meaning set forth in Section 27.5(b).

“Bankruptcy Code” means the United States Bankruptcy Code, Title 11 of the United States Code.

“Business Day” means every calendar day other than Saturday, Sunday or a legal holiday recognized by the State of South Carolina.

“CCIP” has the meaning set forth in Section 16.2(a).

“Chairman” has the meaning set forth in Section 27.5(b).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Change” has the meaning set forth in Section 9.1.

“Change Dispute” has the meaning set forth in Section 27.2.

“Change Dispute Notice” has the meaning set forth in Section 27.2.

“Change in Law” means (a) any adoption or change, after the Effective Date, of or in the judicial or administrative interpretation of any Laws (excluding any Laws relating to net income Taxes), which is inconsistent or at variance with any Laws in effect on the Effective Date, (b) the imposition after the Effective Date of any requirement for a new Governmental Approval or (c) the imposition after the Effective Date of any condition or requirement (except for any conditions or requirements which result from the acts or omissions of Contractor or any Subcontractor) not required as of the Effective Date affecting the issuance, renewal or extension of any Government Approval; that, in each case, is germane to the obligations of the Parties set forth in this Agreement.

“Change Order” means the written agreement regarding a Change contemplated by Section 9.4.

“Claim” has the meaning set forth in Section 27.1.

“Combined License” or “COL” means the combined construction and operating license issued pursuant to 10 C.F.R. Part 52 for the Facility.

“Combined License Application” or “COLA” means the COL application for the Facility at the Site that has been submitted to the NRC, as such application may be updated or changed from time to time.

“Consortium Member” has the meaning set forth in the opening paragraph of this Agreement.

“Construction and Installation Tests” means the tests conducted as provided in Section 11.2.

“Construction Equipment” means equipment, machinery, materials and/or test equipment used in the excavation, civil work, mechanical/electrical installation and/or testing of the Facility, until such equipment is no longer needed for tasks associated with Contractor’s Scope of Work, and which shall not become a permanent part of the Facility.

“Contract Price” means [**].

“Contractor” has the meaning set forth in the opening paragraph of this Agreement.

“Contractor Disclosable Information” has the meaning set forth in Section 19.3(a).

“Contractor Interests” means Contractor and its (or their) members, and its (or their) respective Affiliates, successors and assigns, including any tier of the foregoing, its (or their) Subcontractors (including suppliers) of any tier, and employees of all the foregoing, this being limited to any activity connected in any way with this Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Contractor Non-Disclosable Information” has the meaning set forth in Section 19.3(a).

“Contractor Permits” means the Governmental Approvals identified as Contractor Permits in Exhibit C.

“Contractor’s Project Director” means the Person whom Contractor designates in writing to administer this Agreement on behalf of Contractor.

[**]

“Credit Rating” has the meaning set forth in Section 8.6(b).

“Day” as used in the Agreement means a calendar day and includes Saturdays, Sundays and legal holidays.

“Delay Liquidated Damages” has the meaning set forth in Section 13.1.

“Design Control Document” or “DCD” means the revision of the AP1000 Nuclear Power Plant Design Control Document, APP-GW-GL-700, that is in effect as of the Effective Date.

“Documentation” means the documents that Contractor has agreed to provide in its Scope of Work as set forth in Exhibit A.

“DOE” means the U.S. Department of Energy and its staff.

“Effective Date” means the date of this Agreement first above written.

“Employment Taxes” has the meaning set forth in Section 26.1.

“Equipment” means machinery, computer hardware and its associated software, apparatus, components, articles, materials, systems and structures, and items of any kind that shall become a permanent part of the Facility to be provided by Contractor to Owner under this Agreement, but excluding the Nuclear Fuel.

“Equipment Warranty” has the meaning set forth in Section 14.1(a)(i).

“Exhibit” means each one of the documents Exhibit A through W annexed to this Agreement.

“Existing Confidentiality Agreement” has the meaning set forth in Section 19.2(c)(i).

“Extended Equipment Warranty” has the meaning set forth in Section 14.5.

“Extended Equipment Warranty Period” has the meaning set forth in Section 14.5.

“Facility” means the Unit or Units and the Ancillary Facilities, and is more fully described in Exhibit A.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Facility Documentation” means the Documentation of the applicable Consortium Member plus, if not included within the Documentation, material and information within the possession or control of such Consortium Member or its Subcontractors and that Consortium Member has the right to transfer, sublicense or pass-through[**].  Facility Documentation does not include software or its associated documentation that is the subject of Exhibit M-1, Software License.

“Facility Manuals” means those manuals provided by Contractor for use by the Operator in connection with the operation and maintenance of the Facility.

“Facility Purposes” has the meaning set forth in Section 19.2(b)(i).

“Field Change” means a non-material change made to support installation that does not require a change to P&IDs, one-line electrical diagrams or the equipment arrangement drawings.  Field changes are not contrary to the COL or the DCD, and are determined through a technical evaluation not to adversely affect the form, fit or function of the system, structure or component.

“Final Completion” means that a Unit has achieved all the conditions set forth in Section 12.6.

“Final Completion Punch List” has the meaning set forth in Section 12.5.

“Final Payment Invoice” has the meaning set forth in Section 8.3.

[**]

[**]

[**]

“Full Notice to Proceed” means the written notice that Owner gives to Contractor authorizing Contractor to proceed with the remainder of the Work, subject to the limitations set forth in Section 3.2(b).

“G&A” means Stone & Webster’s general and administrative costs as set forth in Exhibit G.

“Good Industry Practices” means any of the practices, methods, standards and acts engaged in and generally acceptable to the nuclear power industry in the United States that, at a particular time, in the exercise of reasonable judgment in light of the facts known at the time a decision

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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was made could have been expected to accomplish the desired result consistent with good business practices, reliability, economy and safety.

“Government Approval” means any authorization, consent, approval, clearance, license, ruling, permit, tariff, certification, exemption, filing, variance, order, judgment, no-action or no-objection certificate, certificate, decree, decision, declaration or publication of, notices to, confirmation or exemption from, or registration by or with any Government Authority relating to the design, engineering, procurement, construction, testing, financing, completion, ownership or operation of the Facility.

“Government Authority” means any federal, state, county, city, local, municipal, foreign or other government or quasi-governmental authority or any department, agency, subdivision, court or other tribunal of any of the foregoing that has jurisdiction over Owner, Contractor, the Facility or the activities that are the subject of this Agreement.

“Guaranteed Substantial Completion Date” for a Unit means the date set forth for such event in the Project Schedule as such date may be extended due to a Change or otherwise pursuant to the terms hereof.

“Hazardous Materials” means any substance or material regulated or governed by any Governmental Authority, or any substance, emission or material now or hereafter deemed by any court or Government Authority having jurisdiction to be a “regulated substance”, “hazardous substance”, “toxic substance”, “pesticide”, “hazardous waste”, or any similar classification, including by reason of deleterious properties, ignitability, corrosivity, reactivity, carcinogenicity, or reproductive toxicity, and shall include those substances defined as a “source”, “special nuclear” or “by-product” material pursuant to Section 11 of the AEA (42 U.S.C. Section 2014 et seq.) and those substances defined as “residual radioactive material” in Section 101 of the Uranium Mill Tailings Radiation Control Act of 1978 (42 U.S.C. Sections 7901 et seq.).

“Hold Point” means a critical step in a manufacturing or testing process beyond which Contractor or a Subcontractor cannot proceed except pursuant to the provisions in Section 5.6.

“House Loads” means those loads which receive power from the low voltage side of the main step-up transformer and the unit auxiliary transformers.

“Industry Codes and Standards” means the codes and standards set forth in Exhibit N.

“Insolvent” means, with respect to a Person, that such Person (i) makes any general assignment or any general arrangement for the benefit of creditors, (ii) files a petition or otherwise commences, authorizes, defaults as to or acquiesces in the commencement of a case, petition, proceeding or cause of action under any bankruptcy, insolvency or similar law for the protection of debtors or creditors, or has such a case, petition, proceeding or cause of action involuntarily filed or commenced against it and such case, petition, proceeding or cause of action is not withdrawn or dismissed within sixty (60) Days after such filing, (iii) otherwise becomes adjudicated a debtor in bankruptcy or insolvent (however evidenced), (iv) is unable (or admits in writing its inability) generally to pay its debts as they become due, (v) is dissolved (other than pursuant to a consolidation, acquisition, amalgamation or merger), (vi) has a resolution passed

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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for its winding-up, official management or liquidation (other than pursuant to a consolidation, acquisition, amalgamation or merger), (vii) seeks, or becomes subject to the appointment of an administrator, provisional liquidator, conservator, assignee, receiver, trustee, custodian or other similar entity or official for all or substantially all of its assets, (viii) has a secured party take possession of all or substantially all of its assets or has a distress, levy, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within sixty (60) Days thereafter, (ix) causes or is subject to any event with respect to which, under the applicable laws of any jurisdiction, said event has an analogous effect to any of the events specified in clauses (i) to (viii) (inclusive); or (x) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Invitees” means, with respect to a Person, such personnel or other Persons as have been permitted entry onto the Site by such Person.

“ITAAC” means the NRC inspections, tests and analyses and their associated acceptance criteria which are approved and issued for the Facility pursuant to 10 C.F.R. § 52.97(b)(1).

“Joint Test Working Group” has the meaning set forth in Section 11.1(b).

“Labor Shortage” means that the number of appropriately skilled, qualified, trained and experienced personnel sufficient to maintain the Project Schedule is not available at cost acceptable to Owner where the Work is to be completed.

“Law” means (a) any constitution, statute, law, rule, regulation, code, treaty, ordinance, judgment, decree, writ, order, concession, grant, franchise, license, agreement, directive,  requirement, or other governmental restriction or any similar form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Government Authority, whether now or hereafter in effect or (b) any requirements or conditions on or with respect to the issuance, maintenance or renewal of any Government Approval or applications therefore, whether now or hereafter in effect.

“Licensing Basis” means the NRC requirements applicable to the Facility as set forth in, until such time as the COL is issued, the DCD and, upon its issuance, the COL.

“Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, option, right of first refusal, other defect in title or other restriction of any kind or nature.

“Limited Agency Agreement” has the meaning set forth in the opening paragraph of this Agreement.

“Limited Notice to Proceed” means the written notice that Owner gives to Contractor authorizing Contractor to proceed with the Work in a limited manner in accordance with Section 3.2(a).

“Long Lead Material Payment” means the initial payment equal to [**] received by Contractor from Owner for [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[**].

“Maintenance Procedures” means the procedures, written or electronic, required to perform predictive, corrective, and preventive maintenance of the Facility systems, components and structures, and those procedures required for calibration and testing of instrumentation and measurement systems and other components that are required for operation and maintenance of the Facility.

“Major Equipment” means the following equipment: steam generators, reactor vessel and reactor vessel head, control rod drive mechanisms, main turbine, main turbine generator, turbine deaerator, reactor coolant pumps, containment vessel, cooling towers, main turbine condenser, reactor internals, main step-up transformers, pressurizer, diesel generators, feedwater pumps, circulating water pumps, polar crane, core makeup tanks, moisture separator reheaters, and any other equipment for which the contract(s) with the Subcontractor is for an amount in excess of [**] or that Owner and Contractor agree shall be designated as Major Equipment.

“Major Equipment Purchase Order” has the meaning set forth in Section 3.7(c)(i).

“Major Equipment Vendor” has the meaning set forth in Section 3.7(c)(i).

“Major Subcontract” means a contract with a Major Subcontractor.

“Major Subcontractor” means the Subcontractors (or category of Subcontractors) identified on Exhibit P-1. For the avoidance of doubt, Major Subcontractors may include, but are not limited to, suppliers of Major Equipment.

“Mandatory Spare Parts” means those items to be identified in Exhibit A as Mandatory Spare Parts and required to support initial plant startup and to perform routine maintenance of the Equipment during the first two (2) years of plant operation.

“Maximum Liability Amount” has the meaning set forth in Section 17.2.

“Member” has the meaning set forth in Section 27.5(b).

“Milestone” means an event or series of events in the execution of the Work as set forth in Exhibit F-1.

“Milestone Payment” means the payment due with respect to a completed Milestone.

“Milestone Payment Schedule” means the Milestone Payment Schedule set forth in Exhibit F-1.

“Net Unit Electrical Output” means the electrical power of the Unit measured at the high side of the step-up transformer, with the conditions as stated in Exhibit L.

“Net Unit Electrical Output Guarantee” has the meaning set forth in Section 11.6.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Net Unit Electrical Output Test” has the meaning set forth in Section 11.5(b).

“NRC” means the U.S. Nuclear Regulatory Commission and its staff.

“Non-Standard Plant” means the portions of the Facility that are not part of the Standard Plant.

“Nuclear Fuel” means fabricated nuclear fuel and services meeting the principal design requirements referenced in the DCD.

“Nuclear Incident” means any occurrence that causes bodily injury, sickness, disease or death, or loss of or damage to property, or loss of use of property, arising out of or resulting from the radioactive, toxic, explosive, or other hazardous properties of source material, special nuclear material, or by-product material which is used in connection with the operation of the Facility. “Source material”, “special nuclear material”, and “by-product material”, as applicable to this Agreement shall have those meanings assigned by the AEA.

“NuStart” means NuStart Energy Development, LLC.

“OCIP” has the meaning set forth in Section 16.2(a).

“Operating Procedures” means the procedures, written or electronic, required to operate the AP1000 Nuclear Power Plant under normal, abnormal, emergency, shutdown, or startup conditions.

“Operational Cycle” means, as to the first such cycle, the time period from the first fueling of a Unit until the Unit has achieved the conditions required to be met for performance of the Net Unit Electrical Output Guarantee after the first Nuclear Fuel reload, and for subsequent cycles, the time period from the end of an Operational Cycle until the beginning of the next one. For the avoidance of doubt, the foregoing does not mean that the Net Unit Electrical Output Test shall be re-performed at the end of an Operational Cycle.

“Operator” means Operator of a Unit and/or the Facility, it being understood that Contractor shall not be deemed to be the Operator of a Unit and/or the Facility under any circumstances.

“Optional Spare Parts” means those items that may be required to perform major maintenance of the Equipment, such as periodic overhaul, or that could fail based on industry experience and for which replacement parts may require longer lead times to obtain from the original equipment manufacturers.

“OSHA” has the meaning set forth in Section 23.3.

“OSHA Standards” has the meaning set forth in Section 23.3(b).

“Other Customer” has the meaning set forth in Section 6.2.

“Owner” has the meaning set forth in the opening paragraph of this Agreement.

“Owner Letter of Credit” has the meaning set forth in Section 8.6(d).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Owner Permits” means the Government Approvals identified as Owner Permits in Exhibit C.

[**]

“Owner’s Project Director” means the Person who Owner designates in writing to act on behalf of Owner under this Agreement.

“P&IDs” means piping and instrumentation diagrams.

“Party” and “Parties” has the meaning set forth in the opening paragraph of this Agreement.

“Payment Plan” has the meaning set forth in Section 8.1(a).

“Performance Bonus” has the meaning set forth in Section 13.3.

“Performance Liquidated Damages” means the liquidated damages paid pursuant to Section 13.2 for failure to meet the Net Unit Electrical Output Guarantee.

“Performance Liquidated Damages Cap” has the meaning set forth in Section 13.2.

“Performance Test” means the tests conducted as provided in Section 11.5.

“Person” means any individual, corporation, company, partnership, joint venture, association, trust, unincorporated organization or Government Authority.

“Personnel” means, with respect to a Person, such Person’s employees, officers, directors, agents, personnel, representatives, subcontractors of any tier (including, for Contractor, its Subcontractors), vendors and any other third party independent contractors with whom such Person has contracted.

“Phase I” means the portion of the Work described in Section 3.2(a).

“Phase II” means the portion of the Work described in Section 3.2(b).

“PQAP” has the meaning set forth in Section 5.1(a).

“PQAPIP” has the meaning set forth in Section 5.1(a).

“Preoperational Test Completion” has the meaning set forth in Section 12.2(b).

“Preoperational Test Group” has the meaning set forth in Section 11.3(b).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Preoperational Tests” means the tests conducted as provided in Section 11.3.

“Price Adjustment Provisions” means the terms set forth in Article 7 and Exhibit J.

“Prime Rate” means, as of a particular date, the prime rate of interest as published on that date in The Wall Street Journal, and generally defined therein as “the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks.”  If The Wall Street Journal is not published on a date for which the interest rate must be determined, the prime interest rate shall be the prime rate published in The Wall Street Journal on the nearest-preceding date on which The Wall Street Journal was published.  If The Wall Street Journal discontinues publishing a prime rate, the prime interest rate shall be the prime rate announced publicly from time to time by Bank of America, N.A. or its successor.

“Pro Rata Profit” means the portion of the Profit that is associated with a specific portion of the Work.

“Profit” means the aggregate of the Profit for each Consortium Member for each element of the Contract Price as determined pursuant to Section H.2.7 of Exhibit H as of the Effective Date.

“Project Execution Plan” means the plan to be developed by Contractor and approved by Owner as provided in Section 3.5(h) setting forth the processes and procedures that shall enable the Work to be managed in an effective and efficient manner and in accordance with the requirements of this Agreement.

“Project Schedule” means the schedule of key dates for completion of the Work as set forth in Exhibit E.

“Proprietary Data” means the terms of this Agreement and any and all information, data, software, matter or thing of a secret, confidential or private nature relating to the business of the disclosing Party or its Affiliates, including matters of a technical nature (such as know-how, processes, data and techniques), matters of a business nature (such as information about costs, profits, markets, sales, customers, suppliers, the Parties’ contractual dealings with each other and the projects that are the subject-matter thereof), matters of a proprietary nature (such as information about patents, patent applications, copyrights, trade secrets and trademarks), other information of a similar nature, and any other information which has been derived from the foregoing information by the receiving Party; provided, however, that Proprietary Data shall not include information which: (a) is legally in possession of the receiving Party prior to receipt thereof from the other Party; (b) the receiving Party can show by suitable evidence to have been independently developed by the receiving Party or its employees, consultants, affiliates or agents; (c) enters the public domain through no fault of the receiving Party or others within its control; (d) is disclosed to the receiving Party, without restriction or breach of an obligation of confidentiality to the disclosing Party or (e) is legally required to be disclosed; provided that the receiving Party subject to such a requirement uses its reasonable best efforts to notify the other Party of any request or subpoena for the production of any Proprietary Data and provides such Party with an opportunity to resist such a request or subpoena.

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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“Quality Assurance Program” has the meaning set forth in Section 5.1(a).

“Ready for Performance Test Date” has the meaning set forth in Section 11.5(c).

“Ready for Startup Test Date” has the meaning set forth in Section 11.4(c).

“Recipient” has the meaning set forth in Section 19.2(c)(i).

“Recoverable Costs” has the meaning described in Exhibit K.

“Sales Tax” means any sales, use or similar tax imposed on Contractor, any Subcontractor or Owner with respect to the Work by any Government Authority.

“Santee Cooper” has the meaning set forth in the opening paragraph of this Agreement.

“SCE&G” has the meaning set forth in the opening paragraph of this Agreement.

“Scope of Work” means the scope of work and supply and division of responsibilities between Owner and Contractor set forth in Exhibit A.

“Screening Measures” has the meaning set forth in Section 24.1.

“Services” means all labor, transportation, packaging, storage, designing, drawing, creating, engineering, demolition, Site preparation, manufacturing, construction, commissioning, installation, testing, equipping, verification, training, procurement, Documentation, licenses to intellectual property or otherwise and other work, services and actions (including pursuant to any warranty obligations) to be performed by Contractor hereunder (whether at the Site or otherwise) in connection with, or relating to, the Facility (or any component thereof, including any Equipment).

“Services Warranty” has the meaning set forth in Section 14.2.

“Services Warranty Period” has the meaning set forth in Section 14.2.

“SGA” means Westinghouse’s sales, general and administrative costs developed as provided in Section H.2.5 of Exhibit H.

“Shaw” means The Shaw Group, Inc.

“Site” means the premises (or portion thereof) owned or leased by Owner on which the Facility shall be located, and including any construction laydown areas, as more specifically described in Exhibit R.

“Software” has the meaning set forth in Exhibit M.

“Specifications” means the design specifications and drawings, and changes thereto, prepared by Contractor or its Subcontractors for the design, engineering and construction of the Facility.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“SSDs” has the meaning set forth in Section 19.3(b)(viii).

“Standard Equipment Warranty Period” has the meaning set forth in Section 14.1(a)(ii).

“Standard Plant” means the plant design features and buildings or structures in the scope of the AP1000 Nuclear Power Plant certification as shown in the DCD Site Plan, Figure 1.2-2.

“Startup Test Completion” has the meaning set forth in Section 12.3(b).

“Startup Test Group” has the meaning set forth in Section 11.4(b).

“Startup Tests” means the tests conducted as provided in Section 11.4.

“Stone & Webster” has the meaning set forth in the opening paragraph of this Agreement.

[**]

“Subcontract” means any contract, purchase order or other writing between Contractor and any Subcontractor under which the Subcontractor performs or provides any portion of the Work.

“Subcontractor” means (a) any Person other than Contractor performing or providing any portion of the Work, whether hired directly by Contractor or by a Person hired by Contractor and including every tier of subcontractors, sub-subcontractors and so forth, and (b) any Person providing or supplying all or a portion of the equipment or materials and supplies required by any Person performing or providing any portion of the Work to perform or provide the Work, whether or not incorporated into the Facility, including, any materialman, vendor or supplier, whether hired directly by Contractor or by a Person hired by Contractor and including every tier of subcontractors, sub-subcontractors and so forth.

“Substantial Completion” means that a Unit shall have achieved all the conditions set forth in Section 12.4.

“Substantial Completion Date” means the date on which Substantial Completion has occurred.

“Target Price” means the portion of the Contract Price identified as Target Price as set forth in Exhibit H, and as such amount is adjusted pursuant to the terms hereof.

“Target Price Basis” means that Contractor shall be compensated for the charges for Personnel, Services and Equipment, materials and other expenses pursuant to Section H.2.2. of Exhibit H.

“Target Price Work” means Work performed on a Target Price Basis.

“Taxes” means all present and future license, documentation, recording and registration fees, all taxes (including income, gross receipts, unincorporated business income, payroll, sales, use, personal property (tangible and intangible), real estate, excise and stamp taxes), levies, imports, duties, assessments, fees (customs or otherwise), charges and withholdings of any nature whatsoever, and all penalties, fines, additions to tax, and interest imposed by any Government Authority.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“Technical Support” includes providing qualified manpower and furnishing of technical guidance, advice and counsel with respect to Owner or its Personnel at the Site, and includes recommending a course of action with respect to Owner’s operation of a Unit or the Facility based upon current design, engineering, construction and testing practices, but does not include or require any supervision, regulation, control, arbitration or measurement of Owner’s Personnel.

“Termination Costs” means with respect to a termination under Section 22.3, 22.4, or 22.5, the aggregate of the following costs: (a) for Westinghouse, (i) the Recoverable Costs, not yet paid, that were incurred by Westinghouse prior to the date of notice of termination and (ii) the Recoverable Costs incurred by Westinghouse to bring the Work to an orderly conclusion, including the costs to demobilize and cancel Equipment or material orders placed, and including but not limited to cancellation charges paid by Westinghouse to third parties plus (iii) SGA and Pro Rata Profit on the amounts in (i) and (ii), and (b) for Stone & Webster, (i) any amounts, not yet paid, that are due for Work performed by Stone & Webster prior to the date of notice of termination and (ii) charges on a Time and Materials Basis incurred by Stone & Webster to bring the Work to an orderly conclusion, including the costs to demobilize and cancel Equipment or material orders placed, and including but not limited to cancellation charges paid by Stone & Webster to third parties. All such expenses, proceeds and payment shall be substantiated by documentation reasonably satisfactory to Owner and subject to audit as set forth in Article 25.

“Third Party Claim” means any claim, demand or cause of action of every kind and character by any Person other than Owner or Contractor.

“Threshold Amount” means (i) for a monetary Claim, that a Party has in good faith alleged that such Claim involves an amount in controversy of greater than [**] and/or (ii) for a Claim involving an adjustment to the Project Schedule, that a Party has in good faith alleged that such Claim involves an adjustment to the Project Schedule in excess of [**].  If a Claim alleges both an amount and adjustment to the Project Schedule in controversy, such Claim will fall below the Threshold Amount only if both (i) the amount in controversy is equal to or less than [**]and (ii) the adjustment to the Project Schedule in controversy is equal to or less than [**].

“Time and Materials Basis” means that Contractor shall be compensated for the charges for Personnel and Equipment, materials and other expenses pursuant to Section H.2.3 of Exhibit H, using the rates and charges in Exhibit G.

“Time and Materials Charges” means the portion of the Contract Price identified as Time and Materials Charges, as set forth in Exhibit H.

“Time and Materials Work” means Work performed on a Time and Materials Basis.

“Toshiba” means Toshiba Corporation.

“Turnover” has the meaning set forth in Section 12.1(a).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“Uncontrollable Circumstance” means any event or condition beyond the reasonable control of a Party despite its reasonable efforts to prevent, avoid, delay or mitigate such acts, events or occurrences, which prevents, impacts or delays a Party from performing its obligations under this Agreement, including but not limited to the following:

(a)                                  An act of God, including landslide, lightning, earthquake, fire, explosion, storm, flood, unusual or severe weather conditions, including hurricanes, tornadoes; and any precautionary actions taken in connection therewith;

(b)                                 Acts of a public enemy, war, blockade, embargo, insurrection, riot or civil disturbance, sabotage or similar occurrence or any exercise of the power of eminent domain, police power, any act of terrorism, epidemic, condemnation or other taking by or on behalf of any public, quasi-public or private entity; any strike or other concerted labor actions; and any precautionary action or evacuation taken in connection with any of the foregoing;

(c)                                  The suspension, termination, interruption, denial, delay in obtaining or failure of renewal or issuance of any Government Approval relating in any way to the Work or operation of the Facility that is not the result of willful or negligent action by the Party claiming the Uncontrollable Circumstance;

(d)                                 An order or other action by a Government Authority [**];

(e)                                  Labor Shortage[**]; or

(f)                                    Delays due to accidents in shipping or transportation provided that such accidents are not the result of negligence or willful misconduct by the Party claiming Uncontrollable Circumstance.

[**]

“Unit” means each AP1000 Nuclear Power Plant to be constructed hereunder at the Site. “First Unit” or “Unit 2” refers to the first such Unit to be constructed and “Second Unit” or “Unit 3” refers to the second such Unit to be constructed.

[**]

“Unit Mechanical Completion” has the meaning set forth in Section 12.2(a).

“Warranties” means the obligations of Contractor under Article 14.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“Warranty” refers to either the Equipment Warranty or the Services Warranty, as the case may be.

“Warranty Period” means the Standard Equipment Warranty Period or Extended Equipment Warranty Period, as applicable.

“Westinghouse” has the meaning set forth in the opening paragraph of this Agreement.

[**]

“Whistleblower Provisions” has the meaning set forth in Section 24.4.

“Witness Point” means a critical step in a manufacturing or testing process that is subject to witnessing by Owner or its authorized representative in accordance with the procedures set forth in Section 5.6.

“Work” means the supervision, labor, Services, material, equipment, tools, vehicles, transportation, storage, design, engineering, procurement, site preparation, construction, installation, equipping, testing, and other things and actions to be supplied by or through Contractor necessary to furnish and install the Facility at the Site consistent with Contractor’s Scope of Work and necessary to bring the Unit(s) to Final Completion subject to and in accordance with the terms of this Agreement.

ARTICLE 2 — INTERPRETATION

A.                                   Titles, headings, and subheadings of the various articles and paragraphs of this Agreement are used for convenience only and shall not be deemed to be a part thereof or be taken into consideration in the interpretation or construction of this Agreement.

B.                                     Words importing the singular only shall also include the plural and vice versa where the context requires.  Words in the masculine gender shall be deemed to include the feminine gender and vice versa.

C.                                     Unless the context otherwise requires, any reference to a document shall mean such document as amended, supplemented or otherwise modified and in effect from time to time.

D.                                    Unless otherwise stated, any reference to a party shall include its successors and permitted assigns, and any reference to a Government Authority shall include any entity succeeding to its functions.

E.                                      Wherever a provision is made in this Agreement for the giving of notice, consent or approval by any person, such notice, consent or approval shall be in writing, and the word “notify” shall be construed accordingly.

F.                                      This Agreement and the documentation to be supplied hereunder shall be in the English language.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

G.                                     Unless the context requires otherwise, with regard to general oversight of the Work, review of the drawings and Specifications and other documents, access to the Site and Work and other similar rights of Owner, the term Owner shall mean the Owner’s Project Director or his designee.  Unless the context requires otherwise any reference contained herein to this Agreement or any other agreement or any schedule, Exhibit or attachment hereto or thereto shall mean this Agreement or such other agreement or such schedules, Exhibits and attachments, as they may be amended or supplemented, unless otherwise stated.

H.                                    Words and abbreviations not otherwise defined in this Agreement which have well-known nuclear industry meanings in the United States are used in this Agreement in accordance with those recognized meanings.

I.                                         Neither Contractor nor Owner shall assert or claim a presumption disfavoring the other by virtue of the fact that this Agreement was drafted primarily by legal counsel for the other, and this Agreement shall be construed as if drafted jointly by Owner and Contractor and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

J.                                        In the event the due date for any payment falls on a day that is not a Business Day, payment shall be due on the next Business Day.

ARTICLE 3 — SCOPE OF WORK

3.1                                 General.  Contractor shall perform the Work identified as Contractor’s responsibility in the Scope of Work (Exhibit A).  The Work shall be performed in two phases, as more fully described in Section 3.2.  Owner, as licensee under the COL, shall be ultimately responsible for the execution of all obligations and responsibilities under such COL; provided, however, that the Parties agree and acknowledge that Owner’s responsibility under the COL does not relieve Contractor of any its obligations and responsibilities in the performance of Contractor’s Work under the Agreement as described more fully herein.

3.2                                 Phases of the Work.

(a)                                  Phase I.  Phase I of the Work shall consist of Contractor’s engineering support and other services required by Owner to support Owner’s licensing efforts for the Facility (including receipt of approvals from the Public Service Commission of the State of South Carolina), continuation of design work (other than design work performed under the NuStart program), project management, engineering and administrative support to procure long lead time Equipment, the procurement of long lead time Equipment, construction mobilization and Site preparation work, all as more specifically described in Exhibit A. Phase I shall commence upon the Effective Date and shall continue until the earlier of issuance of the Full Notice to Proceed or termination of this Agreement in accordance with Article 22; provided, however, that Phase I Site Work must be authorized by Owner pursuant to one or more Limited Notices to Proceed. By mutual agreement of the Parties as set forth in a Change Order issued pursuant to Article 9, additional Site Work identified as part of Phase II in the Scope of Work may be moved to Phase I and authorized by Owner to proceed by means of an additional Limited Notice to Proceed.  In the event that any Phase I Work that was commenced under separate

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

purchase orders between Owner and one or both of the Consortium Members (the “Purchase Orders”) remains to be completed as of the Effective Date, then as of June 1, 2008, the Purchase Orders shall be terminated and the remaining work thereunder will be subsumed by this Agreement.

(b)                                 Phase II.  Phase II of the Work shall consist of the remainder of the Work as described in Exhibit A, to commence upon issuance of a notice (the “Full Notice to Proceed”) and to continue until Final Completion unless the Agreement is earlier terminated in accordance with Article 22.  The Parties acknowledge that the Full Notice to Proceed will not be issued unless and until the COL is received.

3.3                                 Project Schedule.

(a)                                  A Project Schedule is attached to this Agreement as Exhibit E.  The Project Schedule includes milestones for key activities, such as the placement of orders for long lead-time Equipment. Contractor shall update the Project Schedule quarterly prior to the commencement of on-Site construction work and monthly thereafter to reflect the most current information concerning the scheduled Milestones and provide the updated Project Schedule to Owner for its review and comment.  [**]  Subject to the preceding sentences, Changes to the Guaranteed Substantial Completion date(s) shall be in accordance with Article 9 of this Agreement.

(b)                                 If Owner desires to cancel the Second Unit, it shall provide written notice of such intent to Contractor on or before issuance of the Full Notice to Proceed. The Guaranteed Substantial Completion Dates of the First Unit and Second  Unit are April 1, 2016, and January 1, 2019, respectively.  The nuclear island concrete basemat shall be poured prior to [**] on both Units. The Guaranteed Substantial Completion Dates are based on a Full Notice to Proceed being received no later than [**] prior to the Guaranteed Substantial Completion Date for the First Unit, at which time first safety-related concrete must be placed. Prior to placing the first safety-related concrete, preparatory work, including the mud mat and rebar placement must be performed. Should the NRC review schedule for the COLA not support this schedule, Contractor shall be entitled to a Change Order pursuant to Article 9. In preparing such Change Order, the Parties will work toward the goal of maintaining the Guaranteed Substantial Completion Dates as stated above.

3.4                                 Not Used.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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3.5                                 Contractor Responsibilities.

(a)                                  Industry Standards.  Subject to Article 9, Contractor shall perform and complete its obligations under this Agreement in accordance with applicable Laws, this Agreement, Industry Codes and Standards, and Good Industry Practices.  In the event of any conflict between any of the authorities in the foregoing sentence, applicable Laws shall control over the terms of this Agreement, Good Industry Practices and Industry Codes and Standards; the terms of this Agreement shall control over Good Industry Practices and Industry Codes and Standards; and Industry Codes and Standards shall control over Good Industry Practices.

(b)                                 Contractor’s Key Personnel.  Exhibit B contains a chart of Contractor’s intended organization for its performance under this Agreement, including those positions to be designated as “key” management for the performance of the Work. For such key management positions, Contractor shall provide Owner with the resumes of the persons filling such positions for Owner’s approval, which shall not be unreasonably withheld.  Once Owner has approved any such person, Contractor shall not remove such person for its key management position described in Exhibit B without Owner’s consent, which shall not be unreasonably withheld.  If at any time during the performance of the Work, any of Contractor’s personnel becomes, for any reason, unacceptable to Owner, then, upon notice from Owner, Contractor shall replace such unacceptable individual with an individual reasonably acceptable to Owner. Contractor’s Project Director shall act as Contractor’s liaison with Owner and shall have the authority to administer and manage this Agreement on behalf of Contractor, subject to any limitations on such authority notified by Contractor to Owner in writing.

(c)                                  AP1000 Facility Information.  The AP1000 Facility Information shall be controlled and maintained by Contractor for such period of time as is required pursuant to Contractor’s Quality Assurance Program or, for information not covered by such Quality Assurance Program in accordance with Contractor’s document retention procedures.  The AP1000 Facility Information shall contain Facility deliverable documents and information, either directly or by reference. A means to access and print out documentation and information in the AP1000 Facility Information shall be made available to Owner through an information management system. Documentation required to be provided to Owner as set forth in Exhibit A shall be provided in accordance with the Project Schedule.

(d)                                 Control of Work.  Contractor shall be solely responsible for all construction means, methods, techniques, sequences, procedures, safety and quality assurance, and quality control programs in connection with the performance of Contractor’s Work. Under the conditions stated in Section 3.1 of this Agreement, Owner, as licensee under the COL, shall be ultimately responsible for the execution of all obligations and responsibilities under such COL. As such and under this Agreement, Owner has delegated to Contractor the overall control and implementation of all aspects of the Work. Accordingly, Contractor will develop a Project Execution Plan as provided in Section 3.5(h) which will identify all necessary interfaces between Contractor and Owner to assure that each Party can adequately fulfill its respective responsibilities under this Agreement and the applicable regulatory requirements.

(e)                                  Emergencies.  In the event of any emergency endangering life or property, Contractor shall take all actions as may be reasonable and necessary to prevent, avoid or mitigate

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

injury, damage or loss and shall promptly report each such emergency, and Contractor’s responses thereto, to Owner.  In any event, Contractor shall use commercially reasonable efforts to report an emergency to Owner in sufficient time to allow Owner to make any required reports to any Government Authority in accordance with applicable Laws.

(f)                                    Office Facilities.  During construction, Contractor shall provide Owner with office facilities on the Site as specified in Exhibit A.

(g)                                 Periodic Reports and Meetings.

(i)                                     Status Report.  On a monthly basis, Contractor shall submit to Owner a written status report covering the prior month.  The report shall be prepared in a format reasonably acceptable to Owner, and, for Work performed on a Time and Materials Basis or Target Price Basis, shall be based on a time phased budget, at the cost account level, against which program performance can be measured. The report also shall include (w) a description of the progress of the Work, (x) a statement of any significant issues which remain unresolved and Contractor’s recommendations for resolving the same, (y) a summary of any significant Facility events which are scheduled or expected to occur during the following interval, and (z) additional information reasonably requested by Owner.  The monthly report may be delivered electronically.

(ii)                                  Attendance and Participation.  From the Effective Date until Final Completion, Contractor shall attend and participate in regular meetings with Owner which shall occur monthly (or upon such other interval as the Parties agree) for the purpose of discussing the status of the Work and anticipating and resolving any problems.  Such meetings may be held by conference call or video conference. Contractor shall prepare and promptly deliver to Owner written minutes of each meeting, to which Owner shall respond in writing within a reasonable time if it has any comments.

(iii)                               Schedule Requirements; Updates.  Contractor shall prepare and make available to Owner following the Effective Date, at the Site or such other location mutually agreed upon by the Parties, a current Project Schedule depicting critical path activities and illustrating the progress which has been made on the Work against such schedule, including critical path activities interconnected by schedule logistics, for Owner’s review and comment.  Unless otherwise mutually agreed upon by the Parties, Contractor shall revise and update the Project Schedule quarterly prior to the commencement of on-Site construction work and monthly thereafter and shall provide a copy to Owner, which may be provided electronically; provided, however, that the Guaranteed Substantial Completion Dates for the Units shall not be revised other than pursuant to Article 9. Portions of the schedule may be updated weekly to provide information necessary to support weekly invoices (if applicable).  Such partial updates shall not be deemed to imply an update to the entire Project Schedule.

(h)                                 Within sixty (60) Days following the Effective Date, Contractor shall provide a Project Execution Plan as described in Exhibit D to Owner for its review and approval.

(i)                                     Contractor shall provide Owner with documentation to support Owner’s compliance with Federal Energy Regulatory Commission and South Carolina Public Service

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Commission cost reporting requirements. The detailed process to provide this documentation shall be included in the Project Execution Plan, using the guidelines provided in Exhibit H.

3.6                                 Owner’s Responsibilities.  Owner shall perform the responsibilities set forth in this Article and elsewhere in this Agreement, including Exhibit A, at its own expense and at those times as may be required by this Agreement for the successful completion of the Work in accordance with the Project Schedule.

(a)                                  Appointment of Agent.  Santee Cooper has appointed SCE&G as its agent pursuant to the Limited Agency Agreement, which is attached hereto as Exhibit V, for all purposes under this Agreement, with the power and authority to bind Santee Cooper to its obligations herein, subject to the limitations specifically set forth in the Limited Agency Agreement.  Owner shall notify Contractor promptly in writing if there is any change in the limits of SCE&G’s authority set forth in the Limited Agency Agreement.  Contractor shall have the right to rely on any representation by SCE&G that it has the authority to act on behalf of Santee Cooper with respect to any and all matters pertaining to this Agreement, except with respect to those matters where Santee Cooper’s prior written consent is required under the Limited Agency Agreement.  With respect to those matters set forth in the Limited Agency Agreement, where Santee Cooper’s prior written consent is required, SCE&G shall provide Contractor with evidence of Santee Cooper’s written consent to any actions taken by SCE&G in connection with such matters.

(b)                                 Owner’s Representative.  Owner shall appoint Owner’s Project Director (and shall have the right to appoint any successor or replacement Project Director) with whom Contractor may consult at all reasonable times, and whose instructions, requests and decisions shall be binding upon Owner as to all matters pertaining to this Agreement.

(c)                                  Access.  From and after the time the Project Schedule indicates that Contractor is required to have access to the Site, Owner shall provide Contractor, at no additional cost to Contractor, rights of access to such portions of the Site as Contractor may reasonably require for the construction of the Facility and for Contractor’s office, warehouse, shop buildings, welding facilities, Contractor’s equipment storage, laydown area, and employee parking. Owner shall cooperate with Contractor so as to minimize disruption by Owner of Contractor’s performance of the Work, and Contractor shall cooperate with Owner so as to minimize disruption of operation of the Units and the existing unit at the Site.

(d)                                 Site Conditions and Site Parameters. Owner is responsible for all investigations required to determine the suitability of the Site for the Facility. This information has been furnished to Contractor.  Contractor has conducted a reasonable visual inspection of the Site at Owner’s expense and has notified Owner that there are no Site conditions that were evident or readily discernible that shall affect the cost or schedule for the construction of the Facility. Any subsurface or other site conditions subsequently discovered at the Site or changes in the Site parameters that do not conform to the information provided by Owner or were not evident or readily discernible upon Contractor’s inspection shall entitle Contractor to a Change Order pursuant to Article 9.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(e)                                  Utilities, Consumables and Services. Owner shall provide the electrical interconnect for power to be exported from the Facility at the interconnection points identified or to be identified in Exhibit A. The Scope of Work specifies the division of responsibilities between Owner and Contractor for utilities during construction and for the supply of certain consumables and services by Owner during construction and testing of the Facility.  All such items to be supplied by Owner shall be supplied at the times required pursuant to the Project Schedule. Owner shall provide all Nuclear Fuel.

(f)                                    Spare Parts.

(i)                                     Mandatory Spare Parts. Within eighteen (18) months after finalization of the AP1000 Nuclear Power Plant design as specified in the then current Project Schedule, Contractor shall provide Owner with a list of spare parts for the Facility referred to as “Mandatory Spare Parts.”  The Parties shall determine a mutually agreeable price for such Mandatory Spare Parts, an estimate for which has been provided in Exhibit H.  Mandatory Spare Parts will be provided on a [**] unless otherwise agreed by the Parties.  As part of Contractor’s Scope of Work, Contractor shall provide such Mandatory Spare Parts to Owner by the completion of the Startup Tests or as otherwise agreed to in the Project Schedule.  All of the foregoing spare parts shall be considered to be parts supplied to Owner under this Agreement, and title thereto shall pass to Owner in accordance with Section 21.1.  During the Warranty Period, Owner shall use commercially reasonable efforts to maintain an inventory of spare parts equivalent to the Mandatory Spare Parts and shall make such spare parts available to Contractor.

(ii)                                  Optional Spare Parts.  Within eighteen (18) months after finalization of the AP1000 Nuclear Power Plant design as specified in the then current Project Schedule, Contractor shall provide Owner with a list of Optional Spare Parts that are recommended by Contractor and vendors of Equipment comprising the Facility. At least two (2) years prior to the scheduled completion of the Startup Tests or as otherwise agreed to in the Project Schedule, Owner shall identify to Contractor the Optional Spare Parts which Owner wants Contractor to procure. Contractor shall be entitled to a Change Order pursuant to Article 9 to cover the additional costs of such Optional Spare Parts.  Owner shall make such procured Optional Spare Parts available to Contractor for use during its performance of the Work (as supplements for the Mandatory Spare Parts procured by Contractor pursuant to Section 3.6(f)(i)).

(iii)                               Use and Replacement of Spare Parts.  Contractor shall have the right to use spare parts that are in Owner’s inventory specifically during the performance of the Work or to remedy a Warranty item[**].  Contractor shall coordinate with Owner concerning the delivery and storage of spare parts.

(g)                                 Operation and Maintenance Staff.  For those activities supported and/or conducted by Owner under Articles 11 “Testing” and 12 “Stages of Completion”, Owner shall provide fully trained and qualified operation and maintenance personnel for testing and operation

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

and maintenance of a Unit or the Facility consistent with Contractor’s requirements as determined during Phase I and as set forth upon such determination in Exhibit A. If as a result of circumstances encountered during testing, Contractor determines that additional operation and maintenance personnel are needed (and provided that such determination has been made in accordance with Good Industry Practices), Contractor shall have the right to require that additional operation and maintenance personnel be provided by Owner upon reasonable advance notice to, and following discussions with, Owner.

(h)                                 Job Site Rules.  From the Effective Date until Final Completion of the Second Unit (or if there is no Second Unit, the First Unit), each Party, its representatives and agents shall abide by the Site safety rules promulgated by the other Party.

3.7                                 Subcontractors.

(a)                                  Selection of Subcontractors.  Contractor shall have the right to have portions of the Work performed by Subcontractors. Subcontractors designated as Major Subcontractors are identified in Exhibit P-1.  After the Effective Date, Contractor shall provide periodic updates to the Exhibit P-1 list and shall submit the updated list to Owner for review. Owner shall identify to Contractor any added Major Subcontractors that are unacceptable to Owner and provide to Contractor a reasonable basis for Owner’s rejection of any such added Major Subcontractors. Exhibit P-2 contains a list of potential Subcontractors that may be used for Site construction and related field services.  Contractor shall work proactively with Owner to choose acceptable Subcontractors for performance of the Work that is not part of the Standard Plant.  In the event Contractor desires to use any Subcontractors that are not listed in Exhibit P-2 to conduct its Scope of Work on Owner’s property with respect to both the Standard Plant and on work that is not part of the Standard Plant, Contractor shall notify Owner and, within five (5) Business Days of such notice, Owner shall notify Contractor if such proposed Subcontractor is not acceptable to Owner (such acceptance not to be unreasonably withheld). If Owner rejects any such selected Subcontractor and the use of a different Subcontractor would affect Contractor’s costs for performance of the Work or the Project Schedule, Contractor shall be entitled to a Change Order pursuant to Article 9. If, however, Owner fails to provide such notice to Contractor within the five (5) Business Day period, then Owner shall be deemed to have approved such proposed Subcontractor. Subject to the prior provisions of this Section 3.7(a) with respect to Major Subcontractors, Contractor is not obligated to consult with Owner on its selection of Subcontractors not working on Owner’s property.  Owner shall have the right to recommend additions to Exhibit P-1 and P-2 from time to time, subject to Contractor’s approval. Contractor shall be responsible for the actions and omissions of all Subcontractors.

(b)                                 [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(c)                                  Performance by Contractor and Major Equipment Vendors; Owner’s Cure Rights.

(i)                                     Contractor warrants and represents that it shall in good faith fully and promptly perform and observe all of the agreements, terms, covenants and conditions required to be performed and observed by the Contractor under any material provision of a Subcontract for Major Equipment (a “Major Equipment Purchase Order”).  Upon demand, Contractor shall furnish to Owner a certification that [**].

(ii)                                  Upon Contractor’s receipt of the first payment from Owner for the purpose of procuring an item of Major Equipment, Contractor shall designate the schedule reservation for such item of Major Equipment to Owner and thereafter [**].

(iii)                               [**]

(iv)                              If Contractor is in default of a payment obligation pursuant to a Major Equipment Purchase Order, Owner may make the applicable payment due and owing

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

under such Major Equipment Purchase Order in order to cure such payment default; provided, however, that Owner shall not make such payment if, and so long as (a) Contractor shall take all steps necessary to challenge or take any action to cure such payment default; and (b) during such challenge or cure: (i) the interests of Owner may not be materially adversely affected, (ii) no time limits or grace periods under the Major Equipment Purchase Order would expire which would give Major Equipment Vendor any right or option to terminate the Major Equipment Purchase Order, and (iii) no additional right or remedy would become available to the Major Equipment Vendor by reason of the deferral by Owner of any action to effect a cure of the payment default.  [**]

(d)                                 Owner’s Consent for Termination or Modification of Major Equipment Purchase Orders.

(i)                                     [**]

(ii)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(e)                                  [**]

(f)                                    Subcontract Terms. Contractor shall use commercially reasonable efforts to include in each Major Equipment Purchase Order provisions in substantially the following form for the protection of Owner. If Contractor is unable to obtain such agreement in advance from a Major Equipment Vendor, it shall promptly notify Owner; however, in the event that this Agreement is terminated, Contractor shall work cooperatively with Owner to obtain the agreement of the Major Equipment Vendor to assignment of its Subcontract or the relevant portion thereof at that time. It should be noted that the Subcontracts that Contractor will have with ABB Ltd. and Emerson Process Management for the supply of instrumentation and control related equipment associated with the Work will not be directly assignable to Owner in the event of termination of this Agreement.

(i)                                     Major Equipment Vendor agrees that upon termination of the Agreement between Contractor and Owner for any reason other than Owner’s default or Owner’s termination for convenience, Owner, or its nominee, shall have the option to [**] under this Major Equipment Purchase Order related to Owner scope of supply.

(ii)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(iii)                               [**]

(iv)                              [**]

(v)                                 Title to an item of Major Equipment shall pass to Contractor upon payment in full by Contractor to the Major Equipment Vendor for such item of Major Equipment.

ARTICLE 4 — FACILITY LICENSES, PERMITS AND APPROVALS

4.1                                 Owner Permits.  Owner shall be responsible for obtaining, maintaining and paying for Owner Permits (including the COL) and for all communications with any Government Authorities regarding such Government Approvals.  Contractor shall provide support to Owner in connection with such Government Approvals, including making personnel available to testify at formal and informal government proceedings, and providing all documents and information reasonably requested by Owner, including review and comment to sections prepared by others, and any amendments thereto, to address formal NRC licensing questions on a schedule that supports the Project Schedule and licensing support services.  Contractor shall be compensated for such services on a Time and Materials Basis.  Owner shall provide as much advance notice as practical for the testimony of Contractor’s Personnel at proceedings before

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Government Authorities. Contractor provides no assurance or guarantee that the COL or any other Owner Permit required to be obtained by Owner shall be obtained by Owner.

4.2                                 Contractor Permits.  Contractor shall be responsible for obtaining, maintaining and paying for the Contractor Permits. Owner shall provide Contractor reasonable cooperation and assistance in obtaining and maintaining Contractor Permits.

4.3                                 ITAACs.

(a)                                  Contractor shall be responsible for those ITAACs associated with each Unit as are set forth in the Design Control Document.  Any new or additional ITAAC, or any changes or modification to the ITAAC contained in the Design Control Document that Owner proposes be added to Contractor’s Scope of Work shall be subject to agreement by Contractor and Owner pursuant to Section 9.1(a) and, upon such agreement, shall entitle Contractor to a Change Order pursuant to Article 9.

(b)                                 Contractor shall be responsible for conducting, or causing to be conducted the inspections, tests and analyses associated with each Unit’s ITAAC within Contractor’s Scope of Work. Upon completion of such inspections, tests and analyses, Contractor shall be responsible for preparing and delivering to Owner the Documentation or other deliverables to demonstrate and confirm that the related acceptance criteria associated with such inspections, tests and analyses as applicable to each Unit within Contractor’s Scope of Work have been met.

ARTICLE 5 — QUALITY ASSURANCE

5.1                                 Quality Assurance.

(a)                                  Contractor has sole responsibility for the quality assurance and quality control of the Work.  Contractor has provided to Owner its quality assurance program consisting of each Consortium Member’s Quality Assurance Program that has been approved by the NRC (“Quality Assurance Program”).  The Quality Assurance Program and any changes thereto shall meet the requirement of 10 C.F.R. Part 50, Appendix B and ASME NQA-1 – 1994 and be accepted by the NRC and accepted by Owner.  Contractor’s Quality Assurance Program is subject to review and audit by Owner for compliance with 10 C.F.R. Part 50 Appendix B and ASME NQA-1 - 1994.  Contractor has prepared AP1000 Project-specific clarifications and modifications with respect to the Quality Assurance Program and has set forth such items in the Project Quality Assurance Program Interface Plan (“PQAPIP”).  The PQAPIP will be included in the Project Execution Plan and shall be delivered to Owner for its review and approval. Owner’s review and acceptance of the PQAPIP shall not relieve Contractor from its obligations to comply with the requirements of this Agreement and 10 C.F.R. Part 50, Appendix B.  The Quality Assurance Program and the PQAPIP will collectively be the “Project Quality Assurance Program” or “PQAP”.  Contractor shall provide Owner with five (5) copies of the PQAP and Quality Assurance Program or make them available electronically. Contractor shall follow the PQAP throughout its performance of the Work.  The PQAP and associated policies and procedures shall address Contractor’s Scope of Work, including, without limitation, systems, structures and components in a manner consistent with their classification with respect to their importance to nuclear safety (i.e., safety related, important to safety, non-safety related) or their

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

importance to the capacity, operability and reliability of the Facility as classified in the DCD.  The PQAP shall support Owner’s compliance with 10 C.F.R. Part 50, Appendix B and ASME NQA-1 – 1994 and shall be subject to review and audit by the Owner at the Owner’s request.  For purposes of the American Society of Mechanical Engineers (ASME) Code, Contractor shall be designated as Owner’s agent.

(b)                                 Subcontractor Quality Assurance.  In accordance with the PQAP, Contractor shall also require Major Subcontractors to establish, implement and maintain appropriate quality assurance programs (which may either be the PQAP or such other quality assurance program capable of being audited to the requirements of the PQAP) for their respective portions of the Work consistent with the nuclear safety quality classification of their portion of the Work.  Such programs shall be made available for review by Owner.  Major Subcontractor audit reports shall be made available for review by Owner or its authorized representative.  At its own cost, Owner or its authorized representative may participate in scheduled audits of Subcontractors performed by Contractor.

5.2                                 Reporting of Defects, Noncompliance, Failures and Breakdowns of QA Programs.  Contractor shall comply with the provisions of 10 C.F.R. Part 21, “Reporting of Defects and Noncompliance,” and 10 C.F.R. Part 50.55, “Conditions of construction permits, early site permits, combined license, and manufacturing licenses,” in the performance of its obligations under this Agreement.  Without limiting the foregoing, Contractor shall act as the “dedicating entity,” as defined in 10 C.F.R. § 21.3 and 10 C.F.R. § 50.55(e)(1), and comply with the requirements of 10 C.F.R. § 21.21(c) and 10 C.F.R. § 50.55(e)(4).  Contractor shall comply with the posting requirements of 10 C.F.R. § 21.6 and 10 C.F.R. § 50.55 at the Site and shall permit, and cause each Subcontractor to permit, the NRC to inspect records, premises, activities and basic components as necessary to accomplish the purposes of 10 C.F.R. Part 21, including permitting the NRC the opportunity to inspect records pertaining to basic components that relate to the identification and evaluation of deviations, and the reporting of defects and failures to comply, including any advice given to purchasers or licensees on the placement, erection, installation, operation, maintenance, modification, or inspection of a basic component.  Contractor shall comply with the provisions of 10 C.F.R. § 50.55(e)(1)(iii)(C) for reporting any significant breakdown in any portion of the Contractor’s or Subcontractor’s quality assurance program conducted under the requirements of Appendix B to 10 C.F.R. Part 50 which could have produced a defect in a basic component.  Contractor shall require in each contract with its first tier Subcontractors to perform any of the Services or to furnish any Equipment, at the Site or elsewhere, and that are subject to the provisions of 10 C.F.R. Part 21 and 10 C.F.R. 50.55, that such Subcontractor shall comply with the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55. Additionally, Contractor shall require that each Subcontractor include in each contract with its first tier Subcontractors to perform any of the Services or to furnish any Equipment, at the Site or elsewhere, and that are subject to the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55 a provision stating that such Subcontractor shall comply with the provisions of 10 C.F.R. Part 21 and 10 C.F.R. Part 50.55.  Contractor shall, and shall require that each of its first tier Subcontractors, provide Owner with copies of all notices and other documentation that Contractor or such Subcontractor, as applicable, may disclose to the NRC pursuant to 10 C.F.R. Part 21 or 10 C.F.R. Part 50.55 concurrently with such disclosure to the NRC (or, if concurrent disclosure is not practical, as soon as reasonably practicable following such disclosure).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Additionally, each Subcontractor shall require that each of its first tier Subcontractors provide Owner with copies of all notices and other documentation that such Subcontractor or its Subcontractors, as applicable, may disclose to the NRC pursuant to 10 C.F.R. Part 21 or 10 C.F.R. Part 50.55 concurrently with such disclosure to the NRC (or, if concurrent disclosure is not practical, as soon as reasonably practicable following such disclosure).

5.3                                 Quality Control and Inspection Activities.  Contractor shall be responsible to perform the quality control and inspection activities in accordance with the PQAP.  The quality control and inspection activities shall be consistent with the nuclear safety quality classification of the system, structure or component under evaluation.  The Persons performing quality assurance and control functions for Contractor shall have sufficient authority and organizational freedom to identify quality problems; to initiate, recommend, or provide solutions; and to verify implementation of solutions.  Such Persons performing quality assurance and control functions shall report to a management level such that this required authority and organizational freedom, including sufficient independence from cost and schedule when opposed to safety considerations, are provided.

5.4                                 Access and Auditing at Contractor Facilities.  Contractor shall provide Owner and its authorized representatives with reasonable access during normal working hours to the Work at Contractor’s facilities, and all pertinent documentation relating to the Work, for observation and inspection, including auditing of activities for conformance with the requirements of the PQAP and all requirements of this Agreement.  Inspections and audits of Contractor shall be coordinated with Contractor.

5.5                                 Access and Audits at Subcontractors’ Facilities.  Contractor shall include in its Subcontracts with Major Subcontractors the right of Owner to have access to such Subcontractors’ facilities as follows. During working hours, Owner and its authorized representatives shall have the right of access to Contractor’s and Major Subcontractors’ premises and working facilities for quality assurance and quality control activities.  Contractor shall provide Owner and its authorized representatives with necessary information and assistance to carry out Owner’s quality assurance and quality control activities.  Quality assurance and quality control activities at Major Subcontractors shall be limited to participation in scheduled audits and execution of Witness Points identified as the Witness Points and Hold Points in the manufacturing and fabrication plans for the Equipment, such as in-process testing and final product review for acceptance. Quality assurance and quality control activities at Major Subcontractors include activities necessary to address quality issues which may arise at sub-suppliers. In cases where Contractor incurs additional cost or delay in the Project Schedule from its Major Subcontractors due to Owner’s request to perform additional quality assurance and quality control activities beyond these activities, Contractor shall be entitled to a Change pursuant to Article 9.  Contractor shall implement, and require its Major Subcontractors to implement measures necessary to be taken to ensure compliance with this Agreement where such measures are identified as a result of a quality assurance audit or surveillance carried out by Owner’s authorized representatives.  The rights of access described above are subject to restrictions which may be identified by a Major Subcontractor related to access to proprietary information, additional costs for access beyond routine audits and Witness Points, reasons of national security or access by foreign nationals.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

5.6                                 Witness and Hold Points.

(a)                                  Following the selection of a specific vendor for Equipment identified in Exhibit Q that is part of the Standard Plant and for which there are contractual Witness Points and Hold Points, Contractor shall identify the associated Witness Points and Hold Points via inclusion of the Witness Points and Hold Points in the manufacturing and fabrication plans for the Equipment.  After review, Owner may identify additional Witness Points and Hold Points and Owner shall notify Contractor of any Owner-designated Witness Points or Hold Points that they shall attend.  In cases where Contractor incurs additional cost or delay in the Project Schedule from its Major Subcontractors due to Owner’s request to add additional Witness Points and/or Hold Points beyond those identified by Contractor, Contractor shall be entitled to a Change Order pursuant to Article 9. Contractor shall provide Owner access to or copies of these manufacturing and fabrication schedules for Equipment identified in Exhibit Q and the regular updates to these schedules, such that Owner has advance notice of approaching scheduled Witness Points and Hold Points.  Owner shall be notified in writing by Contractor of Owner-designated Witness Points and Hold Points as soon as practicable but no later than [**] Business Days prior to the scheduled activity.  Owner shall acknowledge the notification of Owner-designated Hold Points within [**] Business Days and indicate whether or not it intends to attend the activity that is the subject of the Hold Point.

(b)                                 Work may proceed with and beyond Owner-designated Witness Points in the absence of Owner’s or its authorized representative’s participation without a written waiver. Work may not proceed with or beyond Owner-designated Hold Points without a written waiver from Owner.  If proper notification has been given and Owner has responded that it intends to attend the activity that is the subject of the Owner-designated Hold Point, but Owner or its authorized representative is unavailable at the designated time, or Owner does not respond as to whether or not it intends to attend the activity that is the subject of the Owner-designated Hold Point, the work shall not proceed, Contractor shall be entitled to a Change Order pursuant to Article 9.  Requests by Owner to witness tests or conduct surveillance after the scheduled point in time designated for a Witness Point or Hold Point shall be accommodated by Contractor only if technically feasible, shall entitle Contractor to a Change Order pursuant to Article 9.

(c)                                  Witnessing of tests or other surveillance by Owner shall be at Owner’s expense. If Owner performs the surveillance or elects not to perform a surveillance, such surveillance or waiver shall not relieve Contractor of its obligations under this Agreement.

(d)                                 Any nonconformance or deviation from design requirements for the Equipment listed in Exhibit Q which results in “repair” or “accept as is” dispositions to design requirements shall be submitted to Owner for its written approval, which shall not be unreasonably withheld. Repaired and reworked items shall be re-inspected to verify conformance to the requirements specified by the disposition. A nonconformance which represents significant conditions adverse to quality submitted for Owner’s approval shall include the identification of the cause of the nonconformance and the corrective action to prevent recurrence.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

5.7                                 Owner’s Right to Inspect and Stop Work.

(a)                                  Owner’s Right to Inspect.  Owner shall have the right to have its authorized representatives inspect the Work in order to assure that the Work complies with the requirements of this Agreement, including Contractor’s PQAP. Inspection by Owner shall not be deemed to be supervision by Owner of Contractor and shall not relieve Contractor of any responsibility for performing the Work in accordance with this Agreement.  Any acceptance or approval by Owner shall not be deemed to constitute final acceptance of same by Owner, but shall be only for the purpose of assuring that the Work complies with this Agreement. Owner may report to Contractor any unsafe or improper conditions or practices observed at the Site for action by Contractor in correction or enforcement.

(b)                                 Defective Work.  If Owner’s inspection reveals any non-compliance or any other defects in any portion of Work, then Contractor shall, promptly upon its receipt of notice from Owner, take such actions as are required with respect to such defective Work in accordance with its Quality Assurance Program.  If Contractor is not taking the actions required with respect to defective Work in accordance with the PQAP, Owner shall have the right to cause Contractor to take corrective action.

(c)                                  Right to Stop Work for Cause.  If Contractor fails to take corrective action for defective Work as required under Section 5.7(b), then Owner, by written order, may order Contractor to stop performance of the portion of the Work affected thereby, until the cause of such order has been eliminated.  In addition, Owner, by written order, may order Contractor to stop performance if the activities of Contractor at the Site reasonably appear to Owner to cause or threaten to cause danger to life or damage to property. Contractor shall not be entitled to a Change Order for stop Work orders properly issued pursuant to the terms of this Section 5.7(c).

(d)                                 Uncovering of Work. Prior to the commencement of the Warranty Period, in the event Owner requests that any Work be uncovered to determine whether it is deficient, Contractor shall be entitled to a Change Order pursuant to Article 9 unless the Work is found to be deficient.  If the Work is found to be deficient, Contractor shall repair or replace it or take other appropriate corrective action. During the Warranty Period, the provisions of Article 14 shall apply to any Work that does not conform to the Warranties.

ARTICLE 6 — CONTRACT PRICE

6.1                                 Components of the Contract Price.  The Contract Price is divided by Unit and by Consortium Member, as further described in Exhibit H.  [**]

6.2                                 [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

6.3                                 Future Fuel Agreement and Services Agreement.

(a)                                  Westinghouse and Owner intend to enter into negotiations for establishing a long term services agreement and a fuel fabrication agreement, as provided below:

(i)                                     The services agreement would be typical of existing alliance agreements that Westinghouse holds with its existing customers and would be tailored to both Parties’ specific needs and business objectives.  The contract structure would contain provisions for agreed upon exclusive scopes and preferred vendor scopes, and include provisions for price protections and performance incentives based on Westinghouse and overall Unit performance.  The initial agreement would be for future services on Units 1, 2 and 3, starting on a mutually agreeable schedule.

(ii)                                  The intent of the fuel fabrication agreement would provide Westinghouse the fuel fabrication for a period through year [**], for Unit 1 fuel reloads beyond the current contract and the fuel fabrication for the first core and future reloads on Units 2 & 3 through [**].

(iii)                               Throughout the development and negotiation of these agreements, each of Owner and Contractor will evaluate its individual business case to determine the prudency of entering into long term agreements.  At any point during this period, either Party may terminate negotiations. In the event that Westinghouse and Owner have not, on or before [**], entered into (x) services agreement for long term services, and/or  (y) a fuel fabrication agreement for long term fuel fabrication for Owner’s existing nuclear power plant at the V.C. Summer station and the Units, (each such agreement to be on mutually agreed terms and conditions) [**].

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(b)                                 Owner shall use best efforts to engage Shaw to perform certain maintenance services for Owner, provided that Shaw and Owner mutually agree to commercially reasonable terms and conditions to govern Shaw’s performance of such maintenance services.

ARTICLE 7 — PRICE ADJUSTMENT PROVISIONS

The amounts payable to Contractor under this Agreement (other than the Fixed Price portion of the Contract Price) shall be subject to the Price Adjustment Provisions described in Exhibit J. [**]

ARTICLE 8 — PAYMENTS

8.1                                 Target Price and Time and Materials Payments.

(a)                                  Payment for Target Price.  Prior to the commencement of any Target Price Work, Contractor shall provide to Owner a projected payment plan, broken down by calendar quarter, for the remainder of 2008, and monthly thereafter, for the Target Price portion of the Contract Price (the “Payment Plan”, to be appended to this Agreement as Exhibit F-2).  By Monday, 5:00 p.m. Eastern time of each week, Contractor shall deliver to Owner an invoice (in electronic form) for the Target Price Work based on costs invoiced to Contractor or incurred by Contractor due to hours worked or otherwise during the prior week.  Payment shall be due in the form of an electronic transfer of funds from Owner to Contractor’s account by Thursday, 5:00 p.m. Eastern time of such week.  On at least a monthly basis, the Parties shall review the Payment Plan and the actual documented costs incurred to determine whether changes are required to the Payment Plan to account for any amounts over or under invoiced by Contractor. The Payment Plan shall be revised and resubmitted to Owner by Contractor as a result of such review.  In addition, cost and schedule performance shall be evaluated on a monthly basis, the results of which shall be provided to Owner, and corrective actions shall be developed to remedy deficiencies identified by this review.

(b)                                 Payment for Time and Materials Charges.  Unless otherwise agreed by the Parties, billings for Time and Materials Work shall be subject to the same procedures and payment processes as set forth in Section 8.1(a). Time and Materials Charges shall be set forth in separate invoices from invoices for the Target Price Work.  In addition, cost and schedule performance shall be evaluated on a monthly basis, the results of which shall be provided to

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Owner, and corrective actions shall be developed to remedy deficiencies identified by this review.

8.2                                 Milestone Payments.  Contractor shall be paid for the portion of the Contract Price constituting the [**] in accordance with the Milestone Payment Schedule in Exhibit F-1. The applicable portion of the [**] shall be invoiced by Contractor upon the completion (or substantial completion as provided below) of each Milestone. Invoices for Milestone Payments for Major Equipment shall be issued separately from invoices for other Milestone Payments.  [**]  Submittal of each invoice by Contractor for a Milestone Payment shall constitute a representation by Contractor that it has performed and provided the Work required for such payment in accordance with this Agreement or otherwise covered by such invoice. Payment shall be due from Owner within [**], in each case, following receipt of the invoice.  [**]xxxx

8.3                                 Final Payment.  Upon achievement of Final Completion for each Unit, Contractor shall submit to Owner an invoice for the final Milestone Payment for such Unit and other payments due under this Agreement (the “Final Payment Invoice”) which shall set forth the remaining amounts due to Contractor pursuant to this Agreement (minus any amounts that are still being held for Final Completion Punch List items for such Unit that cannot be completed until the next Nuclear Fuel re-load, as provided in Section 12.5).  Payment of the Final Payment Invoice shall be due from Owner within [**] of its submission to Owner.  When submitting the Final Payment Invoice for a Unit, Contractor shall: (i) submit a written discharge, in form and substance reasonably satisfactory to both Parties, confirming that the total of the

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Final Payment Invoice (minus any such Final Completion Punch List items) represents full and final settlement of the monies due to Contractor for the performance of the Work under this Agreement with respect to such Unit, (ii) include a waiver against any mechanic’s and materialman’s liens; provided that the waiver shall be conditioned on Contractor receiving payment pursuant to the Final Payment Invoice and (iii) with the Final Payment Invoice for the Second Unit, return all Sales Tax exemption certificates issued to Contractor and Subcontractors to Owner or provide a statement that all such certificates have been destroyed or have expired.

8.4                                 Supporting Documentation; Payment Disputes.

(a)                                  Contractor shall submit invoices in a format agreed to by Owner. Contractor shall make available such documentation and materials as Owner may reasonably require substantiating Contractor’s right to payment of any invoice. If any invoice is deficient in any material respect, Contractor may be required by Owner to resubmit that invoice in proper form; provided, however, that Owner shall pay any portion of it that is not deficient or subject to dispute.  Owner shall review each invoice and shall make exceptions, if any, by providing Contractor with written notice by the earlier of (i) such date the invoice is paid by Owner or (ii) [**] after Owner receives the invoice along with evidence which reasonably documents the contractual basis of such exceptions. If Owner provides no exceptions within such time, Owner shall pay Contractor within the time specified for payment above.

(b)                                 Payment shall not waive Owner’s right to dispute an invoice.  Any amount of an invoice that Owner disputes shall be resolved in accordance with Article 27.

(i)                                     Should such dispute not be settled within [**] of the due date, Owner shall pay [**].

(ii)                                  Once the dispute is resolved, Owner shall pay any additional amount due or Contractor shall refund any amount by which it was overpaid, as applicable, within [**] after the date of the final resolution[**].

(c)                                  If for any reason Owner fails to pay Contractor for all undisputed sums due and owing by the due date or, for disputed amounts, by the date required as set forth in (b)(i) above, Contractor shall notify Owner of the overdue payment, and a late payment charge shall accrue at a rate equal to [**] per annum. If Owner fails to make payment of any undisputed amount due within [**] following the due date or fails to make payment of any disputed amount within [**] following the date set forth in (b)(i) above, Contractor shall provide a second notice to Owner in writing.  If Owner fails to make payment of the undisputed amount due within [**] following its receipt of this second notice, Contractor has the right to suspend performance of the Work as if Owner had ordered a suspension in accordance with Section 22.1.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(d)                                 Owner may take advantage of any discount identified in Contractor’s invoice for prompt payment.

8.5                                 No Acceptance by Payment.  Owner’s payment of any invoice does not constitute approval or acceptance of any item or cost in that invoice nor shall Owner’s payment be construed to relieve Contractor of any of its obligations under this Agreement.

8.6                                 Security for Payment and Performance.

(a)                                  Simultaneously with the execution of this Agreement, (i) Westinghouse agrees to supply to Owner a parent company guaranty from Toshiba in the form set forth as Exhibit I-1 and (ii) Stone & Webster agrees to supply to Owner a parent company guaranty from Shaw in the form set forth as Exhibit I-2.

(b)                                 [**]

(c)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(d)           [**]

8.7                                 Separate Payments for Consortium Members.  Each Contractor invoice shall designate the amount of the payment due to each Consortium Member. Owner shall make payment to each Consortium Member as indicated.

ARTICLE 9 — CHANGES IN THE WORK

9.1                                 Entitlement to Change Order.  The following, to the extent that they impact the obligations of Contractor under this Agreement (each, a “Change”), shall entitle Contractor to a Change Order in accordance with the provisions of this Article 9:

(a)                                  any addition to, deletion from, or modification of the Facility or any change in the Work, that is agreed by the Parties or that arises as a result of the issuance of the COL;

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(b)                                 an Uncontrollable Circumstance;

(c)                                  a Change in Law;

(d)                                 issuance of new ITAAC or revisions to ITAAC in existence as of the Effective Date;

(e)                                  Contractor encountering conditions at or affecting the Site not made known to Contractor or are not evident or readily discernible upon Contractor’s inspection of the Site as provided in Section 3.6(d) and/or encountering Hazardous Materials for which it is not responsible;

(f)                                    the circumstances that entitle Contractor to a Change Order as provided for in Section 5.6;

(g)                                 uncovering of the Work (unless the Work is found to be deficient) as provided for in Section 5.7(d);

(h)                                 any breach of this Agreement by Owner of its obligations under this Agreement (including, without limitation, the obligations under Section 3.6) or delay or other demonstrable adverse impact on Contractor’s or a Subcontractor’s activities under this Agreement resulting from delay by Owner in giving any required approvals or in performing any of Owner’s responsibilities under Section 3.6 (other than any delay for which Contractor is responsible) or interference by Owner or Owner’s Personnel or Invitees (other than Contractor or its Subcontractors or their Personnel or Invitees);

(i)                                     suspension of the Work pursuant to Article 22 except to the extent that it arises as a result of Contractor’s act, omission or default;

(j)                                     failure of Owner to issue the Full Notice to Proceed or Limited Notices to Proceed in time to support Contractor’s required activities to maintain the Project Schedule as further described in Section 3.3;

(k)                                  an instruction by Owner to Contractor to accelerate the performance of the Work accepted by Contractor; or

(l)                                     any other event or circumstance specifically identified in this Agreement as constituting a Change or entitling Contractor to a Change Order.

9.2                                 Owner-Directed Changes.  It is the intent of the Parties to preserve the design of the Standard Plant, including the approach to the supply chain, construction, licensing, operation and maintenance. However, Owner may request any Change, provided it is technically feasible, with the understanding that such Change may cause the Facility to no longer qualify as a Standard Plant, subject again to Sections 9.3 through 9.5.

9.3                                 Effect of Changes.  To the extent that a Change adversely affects Contractor’s or its Subcontractors’ ability to perform the Work, increases the costs for the Work, affects

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Contractor’s ability to achieve the Net Unit Electrical Output Guarantee or Warranties or its other obligations under this Agreement, or causes a delay in the Project Schedule, Contractor shall be entitled to an equitable adjustment as appropriate to the Contract Price, the Project Schedule, the Milestone Payment Schedule, the Guaranteed Substantial Completion Dates, the Scope of Work and/or such other parts of this Agreement as may be affected by such Change.  Similarly, to the extent that a Change enhances Contractor’s or its Subcontractors’ ability to perform the Work, reduces the cost of the Work or its other obligations under this Agreement, or shortens the Project Schedule, Owner shall be entitled to an equitable adjustment as appropriate to the Contract Price, the Project Schedule, the Milestone Payment Schedule, the Guaranteed Substantial Completion Dates, the Scope of Work and/or such other parts of this Agreement as may be affected by such Change. Any increase or decrease in the Contract Price resulting from a Change shall be determined and shall be payable as follows:

(i)                                     by [**] in an amount proposed by Contractor and accepted by Owner (to be payable as the Parties may agree); or

(ii)                                  if Owner does not accept the [**] amount proposed by Contractor, on a Time and Materials Basis, using the rates in Exhibit G, provided that for any such Change, Contractor shall have the right to make a Claim for the costs of Work affected by the Change that are not covered in the Time and Materials Charges for the Change. Such additional costs shall be subject to audit in accordance with the terms of Section 25.4.

9.4                                 Change Orders.  Contractor shall submit written notice of a Change to Owner as soon as reasonably practicable under the circumstances after becoming aware of the Change. Such notice shall include (or where not possible, be followed by) notice of the following as such information becomes available:

(a)                                  details of the effect of the Change on the provisions of the Agreement;

(b)                                 options to mitigate the costs or delays or enhance the savings associated with the Change;

(c)                                  an evaluation of the impact on the Licensing Basis as of the date of the Change;

(d)                                 a written proposal for executing the Work insofar as it has changed; and

(e)                                  changes that are needed to the Milestone Payment Schedule so that it reflects the changes to the Project Schedule.

Change Orders shall be agreed to in writing by the Parties.  Each Change Order shall show the adjustments agreed to by the Parties.  If Owner requests a proposal for a Change in the Work from Contractor or should Contractor submit a notice for a Change under Section 9.1, a Change Order shall be issued to reimburse Contractor for any charges incurred, or to compensate Owner for any resulting savings, including but not limited to charges for or savings in estimating services, design services or preparation of proposed revisions to the Agreement. Any changed

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Work performed by Contractor prior to the execution of a Change Order shall be at Contractor’s risk.

9.5                                 Disputes over Changes.  In the event the Parties are unable to agree on any aspect of a Change Order, the dispute shall be resolved in accordance with the provisions of Article 27.

9.6                                 Changes for Contractor’s Convenience.

(a)                                  Contractor shall have the right to take any action at its own expense that is generally consistent with this Agreement and that is reasonably necessary to meet the requirements of this Agreement, including performing its obligations in accordance with Good Industry Practices.  With respect to Equipment or materials or aspects of the Work that are part of the Standard Plant, Contractor shall have the right to make substitutions of Equipment or materials set out in the Specifications, or deletions from or modifications to the Facility or the Work as described in the Scope of Work or the Licensing Basis, so long as such substitutions, deletions or modifications are equivalent or better as to function and reliability on a life cycle basis and do not cause the Equipment or materials or aspects of the Work to no longer conform to the Standard Plant. Contractor shall provide notice of and the rationale for any such Change to Owner.

(b)                                 In the event that Contractor desires to make substitutions of Equipment or materials set out in the Specifications, or deletions from or modifications to the Facility or the Work as described in the Scope of Work or the Licensing Basis and such action (i) would cause the Equipment or materials or such aspect of the Work (following the finalization of the design of the applicable system, component or structure) to no longer conform to the Standard Plant, or (ii) would be contrary to the COL or the DCD, [**].

(c)                                  [**]

(d)                                 Owner’s prior written approval shall not be required for a Field Change that is made in accordance with Contractor’s PQAP.

(e)                                  Contractor shall provide its design change and configuration control procedure(s) to Owner for its review and comment.

(f)                                    [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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9.7                                 Optional Services and Equipment.  The Parties acknowledge and agree that Exhibit A sets forth certain additional Services and Equipment, one or more of which, at the option of Owner, shall be included in the Work.  If Owner desires to exercise such option, it shall provide Contractor written notice thereof, in which case such item shall be included in the Work [**].

9.8                                 Changes in Import Fees and Duties.  In the event that there is a Change in Law after the Effective Date that results in a reduction of the import fees or duties on the Equipment to be paid by Contractor, [**].

ARTICLE 10 — UNCONTROLLABLE CIRCUMSTANCES

10.1                           Performance Excused.  No Party shall be considered to be in default or in breach of its obligations under this Agreement to the extent that performance of such obligations is prevented, impacted or delayed by any Uncontrollable Circumstance which arises.  Amounts due and payable for Work performed shall not be excused due to an Uncontrollable Circumstance. Without limiting Contractor’s right to seek a Change Order, to the extent the Work is affected by an Uncontrollable Circumstance, Contractor shall work diligently to cure, remove, otherwise correct, minimize and contain costs and expenses attendant on or arising from each Uncontrollable Circumstance.  [**]  Contractor shall provide information to Owner to explain its determination of the manner in which the Uncontrollable Circumstance has affected Owner [**].

10.2                           Notice.  If a Party’s performance of its obligations under this Agreement is prevented, impacted or delayed by an Uncontrollable Circumstance, then it shall notify the other Party of the obligations, the performance of which is prevented, impacted or delayed, and the nature and cause of the event in writing within [**] after the notifying Party or its Project Director becomes aware of the Uncontrollable Circumstance.  The Party affected by an Uncontrollable Circumstance shall provide the other Party with weekly updates (i) estimating its expected duration, the cost of any remedial action, and the probable impact on the performance of its obligations hereunder, (ii) of the actions taken to remove or overcome the Uncontrollable Circumstance and (iii) of the efforts taken to mitigate or limit damages to the other Party.  The Party affected by an Uncontrollable Circumstance shall also provide written notice to the other Party when it ceases to be so affected.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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ARTICLE 11 — TESTING

11.1                           Scope and Objective of Testing.

(a)                                  The scope of testing associated with this Article covers that testing which takes place for each Unit at the Site.  The testing that shall be performed on-Site consists of Construction and Installation Tests, Preoperational Tests, Startup Tests and the Performance Test, each as described in this Article 11.  Contractor shall provide on a [**] the assistance to Owner during the Preoperational Tests, the Startup Tests and the Performance Test (including without limitation Technical Support) required hereunder.

(b)                                 The “Joint Test Working Group” consists of an organizational group of representative personnel from each Party performing testing services, technical supervision and/or field support working with Owner’s operating organization.  The Joint Test Working Group shall oversee the implementation of the Preoperational Tests program and the Startup Tests program, including planning, scheduling and performance of all Preoperational Tests and Startup Tests.  Owner shall delegate to Contractor the implementation and direction of the Joint Test Working Group. Contractor shall have overall responsibility and authority for technical direction of the initial test program, consisting of the Construction and Installation Tests, and Preoperational Tests for conducting those tests in accordance with the Project Schedule, and will act as the chairman of the Joint Test Working Group.  Upon Unit Mechanical Completion, the Joint Test Working Group chairman will continue to have overall responsibility and authority for the technical direction of the Start-up Test program, but operation and control of the Unit shall reside entirely with Owner.  Owner shall be responsible for conducting the Startup Tests and the Performance Tests in accordance with the Project Schedule and any delay in performance of the tests not due to the fault of Contractor or its Personnel shall entitle Contractor to a Change Order pursuant to Article 9.  The Joint Test Working Group shall review and evaluate Construction and Installation Tests, Preoperational Tests and Startup Tests results and test turnover packages and recommend acceptance of the Turnover to Owner.  Owner is responsible for a startup administrative manual and administrative procedures that provide detailed requirements and govern the execution of activities associated with the conduct of the test program, including the organization, structure and functional relationships of the Joint Test Working Group and the startup organization.  The startup administrative manual shall provide direction for interface control of the internal and external transfer of information, design data, test results and other documents from one organization to another and the Turnover of systems and Equipment from Contractor to Owner.  The startup administrative manual shall be prepared by Contractor for Owner on a [**].

11.2                           Construction and Installation Tests.

(a)                                  The adequacy of construction and installation of components and systems shall be verified by construction inspection and installation tests.  During the construction period, Contractor erects the structure, installs plant equipment and performs construction verification and inspection tests.  All of these activities are executed, controlled, and documented in accordance with Contractor’s approved procedures.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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During construction, Contractor completes the Construction and Installation Test program in which various electrical and mechanical tests are performed including but not limited to the following:

•                                          Cleaning and flushing

•                                          Hydrostatic testing

•                                          Checks of electrical wiring

•                                          Valve testing

•                                          Energization and operation of equipment

•                                          Calibration of instrumentation

(b)                                 During construction, Contractor completes the building of components associated with the various systems.  The associated piping, wiring, equipment, and controls are verified to be installed in accordance with approved final design drawings. Construction and Installation Tests are performed and all appropriate documentation and exceptions to construction verification or tests, or incomplete tests shall be recorded as Turnover exceptions.  On a system basis, completion of this program demonstrates that the system is ready for preoperational testing. The system shall be turned over to the Joint Test Working Group.

11.3                           Preoperational System Tests.  Following the Construction and Installation Tests of the particular components and systems, the preoperational system tests are conducted.  Activities during the Preoperational Tests are conducted in accordance with a Startup Administrative Manual as provided in the Project Execution Plan.  Initially, the Joint Test Working Group prepares the system/components for dynamic testing.  Systems are flushed, tuned, and prepared for preoperational and acceptance testing.  The Joint Test Working Group, while coordinating any remaining functional testing, shall typically direct Owner’s operations personnel in the initial starting and operation of the various systems.

(a)                                  Preoperational Tests shall be performed to demonstrate that the components and systems perform in accordance with selected design requirements so that initial Nuclear Fuel loading, initial criticality, and subsequent power operation can be safely undertaken in accordance with Law and applicable Government Approvals. Preoperational Tests at elevated pressure and temperature are referred to as hot functional tests. Contractor shall provide [**] advance notice to Owner of the scheduled testing dates via updates to the Project Schedule.

The general objectives of the Preoperational Test program are the following:

•                                          Demonstrate that essential plant components and systems, including alarms and indications, meet appropriate requirements based on the design.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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•                                          Provide documentation of the performance and condition of the components and systems.

•                                          Provide baseline test and operating data on equipment and systems for future use and reference.

•                                          Operate Equipment for a sufficient period to demonstrate performance in accordance with the Preoperational Test procedures.

•                                          Demonstrate that the systems operate on an integrated basis.

Abstracts for the Preoperational Tests for portions of systems/components that perform safety-related functions; perform defense-in-depth functions; contain, transport, or isolate radioactive material; and for other applicable systems are specified in Chapter 14 of the Design Control Document.

(b)                                 Contractor shall develop the Preoperational Test procedures consistent with its procedures for the Standard Plant and shall provide the Preoperational Test procedures to Owner in advance of the testing. A team referred to as the “Preoperational Test Group” shall be established by the Joint Test Working Group and be manned by each Party’s personnel as mutually agreed by the Parties.  The Preoperational Test Group shall consist of engineering test leads and test personnel.  The Preoperational Test Group is responsible for conducting the Preoperational Tests in accordance with the Project Schedule.

(c)                                  Facility equipment used in the performance of Preoperational Tests shall be operated by Owner in accordance with appropriate operating procedures, thereby giving Owner’s operating staff an opportunity to gain experience in using these procedures and demonstrating their adequacy prior to plant initial criticality.

(d)                                 Contractor shall review the results of the Preoperational Tests with the Preoperational Test Group and notify Owner when it may proceed with the Startup Test program.

11.4                           Startup Tests Objectives and Protocol.

(a)                                  The Startup Test program begins with initial Nuclear Fuel loading after the Preoperational Tests necessary for Nuclear Fuel loading have been successfully completed.  Startup Tests can be grouped into four broad categories:

•                                          Tests related to initial Nuclear Fuel loading.

•                                          Tests performed after initial Nuclear Fuel loading but prior to initial criticality.

•                                          Tests related to initial criticality and those performed at low power (less than five percent (5%)).

•                                          Tests performed at power levels greater than five percent (5%)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

During performance of the Startup Test program, Owner’s operating staff shall have the opportunity to obtain practical experience in the use of appropriate operating procedures while a Unit progresses through heatup, criticality, and power operations.

(b)                                 The general objectives of the Startup Test program are to:

•                                          Install the Nuclear Fuel in the Unit reactor vessel in a controlled and safe manner.

•                                          Verify that the Unit reactor core and components, equipment, and systems required for control and shutdown have been assembled according to design and meet specified performance requirements.

•                                          Achieve initial criticality and operation at power in a controlled and safe manner.

•                                          Verify that the operating characteristics of the Unit reactor core and associated control and protection equipment are consistent with design requirements and accident analysis assumptions.

•                                          Obtain the required data and calibrate equipment used to control and protect the Facility.

•                                          Verify that the Unit responds to the transient tests as described in the Design Control Document.

•                                          Verify the operating characteristics of the Unit secondary plant equipment (turbine, generator, isophase bus duct and main power transformer, heater balance, main steam, extraction steam, steam dump, condenser, condensate, feedwater, make-up water, cooling tower, main feedwater pumps, etc.) and associated control equipment.

Abstracts of the Startup Tests are provided in Chapter 14 of the Design Control Document. Contractor shall develop the Startup Test procedures per the guidelines documented in Chapter 14 of the Design Control Document, in accordance with its procedures for the Standard Plant and shall provide the Startup Test procedures to Owner in advance of the testing. A team referred to as the “Startup Test Group” shall be established by the Joint Test Working Group and be manned by each Party’s personnel as mutually agreed by the Parties.  The Startup Test Group shall consist of engineering test leads and test personnel.  The Startup Test Group is responsible for conducting the Startup Tests in accordance with the agreed upon Project Schedule.  Contractor shall provide Technical Support to Owner during these tests.

(c)                                  Contractor shall give notice to Owner of the date (the “Ready for Startup Test Date”) when the Unit is ready, or would have been ready [**] except for a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, for the Startup Tests on such Unit to begin; provided, however, that such notice shall not be given until the Construction and Installation Tests are completed and the

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Preoperational Tests are underway such that the Unit will be ready for Startup Tests within ninety (90) Days from such notice.

(i)                                     In the event of any such delay, the provisions of Article 9 shall apply.  If the Work is suspended as a result of the delay, the Parties shall determine as part of the Change Order process such matters as (A) maintenance procedures for the Unit to be followed by Owner until the Startup Test can occur, (B) whether or not Contractor should demobilize its forces for the duration of the suspension, (C) if demobilization is to occur, Contractor Personnel that shall either remain on the Site and/or be permitted to examine the Unit and Owner’s maintenance records on a routine basis to determine whether the agreed maintenance procedures are being followed and (D) validation procedures to be undertaken on the Unit to re-determine its readiness for the Startup Test prior to conducting the Startup Test.

(ii)                                  To the extent that a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Startup Test by more than [**] from the Ready for Startup Test Date, Contractor shall be entitled to the Milestone Payments that would be due upon or prior to Startup Test Completion, minus the direct costs attributable to the Technical Support to have been provided by Contractor for such Startup Test(s).

(iii)                               At such time as Owner is ready for the Startup Test to be conducted, Contractor shall (if applicable) re-mobilize at the Site on a mutually agreed date and shall proceed to provide the Technical Support required for the Startup Test, followed by the Performance Test and the other activities required to achieve Substantial Completion and Final Completion. Prior to initiating the Startup Test, Contractor shall have the right, pursuant to the agreed validation procedures determined as described in clause (i) above, to determine whether any degradation of the Unit has occurred. If degradation of the Unit has occurred, Contractor shall be entitled to a Change Order pursuant to Article 9 for the costs and time required to perform corrections to the Unit to return it to a state ready for the Startup Test.

(iv)                              If the delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Startup Test by more than [**] from the Ready for Startup Test Date, then (x) the Startup Test shall be deemed to have been completed and Substantial Completion shall be deemed to have occurred for purposes of the Warranties, Section 22.2 and any other provisions of the Agreement pertaining to the Guaranteed Substantial Completion Date; (y) Contractor shall be entitled to the remaining Milestone Payments; and (z) Final Completion shall be deemed to have occurred provided that Contractor completes such other Work that can be completed notwithstanding the inability to conduct the Startup Test and Performance Test. At such time, if any, as Owner is ready for the Startup Test to be conducted, Contractor’s sole responsibility hereunder with respect to such Startup Test shall be to provide Technical Support for the testing on a Time and Materials Basis.

11.5                           Performance Tests.

(a)                                  Contractor shall develop the Performance Test procedures consistent with its procedures for the Standard Plant and shall provide the Performance Test procedures to Owner six (6) months in advance of the testing for review.  Performance Test procedures must

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

be approved by Owner, such approval not to be unreasonably withheld. Owner shall provide all consumables, semi-skilled and skilled labor, fully trained and licensed operators and any other material or services required for the tests.  Contractor shall maintain a minimal construction staff and labor on Site to support the testing process.

(b)                                 A test (the “Net Unit Electrical Output Test”) shall be run to determine whether the Unit meets the Net Unit Electrical Output Guarantee.  The Net Unit Electrical Output Test for the Unit shall be conducted in general compliance with Power Test Code 46 (PTC-46) with the NSSS power no less than [**] of rated power measured using the Secondary Calorimetric Methodology and for the periods and duration discussed below.  The test shall consist of [**] in duration.  If upon evaluation of the data more than [**] of the test runs are found unacceptable for reasons of equipment failure or environmental instability, additional runs will be made.  Test run duration may be extended if necessary to reduce the random uncertainty in the test results to less than [**].  Data collected within each test run will be averaged and the results corrected to guarantee reference conditions.  The final Net Unit Electrical Output shall be the average of the corrected net electrical output for all of the successful test runs.

Corrections shall be applied to the measured net electrical output for NSSS power, electrical power factor at the high side of the main step-up transformer, ambient wet and dry bulb temperature and temperature of the makeup water to the cooling tower.

The Net Unit Electrical Output Test for the Unit shall be determined during a period of continuous operation of [**]. Such Net Unit Electric Output Test shall be satisfactorily completed when the Unit has demonstrated its capability of meeting the Net Unit Electrical Output Guarantee as described above. The measurement frequency shall be in compliance with PTC-46 throughout the test.

(c)                                  Contractor shall give notice to Owner of the date (the “Ready for Performance Test Date”) when the Unit is ready, or would have been ready [**] except for a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, for the Performance Test on such Unit to begin; provided, however, that such notice shall not be given until the Construction and Installation Tests and the Preoperational Tests are completed and the Startup Tests are underway and would be completed within [**] unless there has been a delay as described in Section 11.4(c).  In the event that there has been a delay in conducting the Startup Test due to a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance, then the Ready for Performance Test Date shall be [**] after the Ready for Startup Test Date [**].

(i)                                     In the event of any such delay, the provisions of Article 9 shall apply.  If the Work is suspended as a result of the delay, the Parties shall determine as part of the Change Order process such matters as (A) maintenance procedures for the Unit to be followed by Owner until the Performance Test can occur, (B) whether or not Contractor should

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

demobilize its forces for the duration of the suspension, (C) if demobilization is to occur, Contractor Personnel that shall either remain on the Site and/or be permitted to examine the Unit and Owner’s maintenance records on a routine basis to determine whether the agreed maintenance procedures are being followed and (D) validation procedures to be undertaken on the Unit to re-determine its readiness for the Performance Test prior to conducting the Performance Test.

(ii)                                  To the extent that a delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays any Performance Test by more than [**] from the Ready for Performance Test Date, Contractor shall be entitled to the Milestone Payment that would be due upon Substantial Completion, minus the direct costs attributable to the Technical Support to have been provided by Contractor for such Performance Test.

(iii)                               At such time as Owner is ready for the Performance Test to be conducted, Contractor shall (if applicable) re-mobilize at the Site on a mutually agreed date and shall proceed to conduct the Performance Test, followed by the other activities required to achieve Substantial Completion and Final Completion of the Unit. Prior to initiating the Performance Test, Contractor shall have the right, pursuant to the agreed validation procedures determined as described in clause (i) above, to determine whether any degradation of the Unit has occurred. If degradation of the Unit has occurred, Contractor shall (without duplication of Changes to which Contractor is entitled under Section 11.4(c)(iii)) be entitled to a Change Order pursuant to Article 9 for the costs and time required to perform corrections to the Unit to return it to a state ready for the Performance Test.

(iv)                              If the delay caused by Owner or its Personnel or resulting from an Uncontrollable Circumstance delays the Performance Test by more than [**] from the Ready for Performance Test Date, then (x) the Performance Test shall be deemed to have been completed and Substantial Completion shall be deemed to have occurred for purposes of the Warranties, Section 22.2 and any other provisions of the Agreement pertaining to the Guaranteed Substantial Completion Date and the Net Unit Electrical Output Guarantee; (y) Contractor shall be entitled to the remaining Milestone Payments; and (z) Final Completion will be deemed to have occurred provided that Contractor completes such other Work that can be completed notwithstanding the inability to conduct the Performance Test. At such time, if any, as Owner is ready for the Performance Test to be conducted, Contractor’s sole responsibility hereunder with respect to such Performance Test and the Net Unit Electrical Output Guarantee shall be to provide Technical Support for the testing on a Time and Materials Basis.

(v)                                 Except as provided in Section 11.5(c)(iv), should a Unit when tested be assessed to have not fully met the Net Unit Electrical Output Guarantee, Contractor shall proceed as provided below in Section 11.6. Contractor shall promptly notify Owner of the Unit’s readiness for any required retest, specifying the time and date of such test, such date being not less than seven (7) Days from the date of notification.

11.6                           Net Unit Electrical Output Guarantee.  Subject to the limits of liability set forth in Section 13.2, and subject to the provisions of this Agreement and in accordance with the Operating Procedures and Maintenance Procedures and Facility Manuals, Contractor guarantees

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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that the Net Unit Electrical Guarantee for a Unit, when loaded with the Nuclear Fuel, shall be [**] (the “Net Unit Electrical Output Guarantee”) determined using the conditions and calculation as set forth in Exhibit L based on mechanical draft cooling towers and measured at the high side of the main transformer including designated House Loads pursuant to Exhibit L, as evidenced by the Net Unit Electrical Output Test. Meeting the Net Unit Electrical Output Guarantee demonstrates that [**].

(a)                                  In the event a Unit does not meet the Net Unit Electrical Output Guarantee as of the Guaranteed Substantial Completion Date, [**].  [**]

(b)                                 The Net Unit Electrical Output Guarantee is subject to the conditions stated in Section 14.4(c) and to the following:

(i)                                     Owner has provided access to the electrical grid and sufficient electrical load to perform the test; and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(ii)                                  The Net Unit Electrical Output Guarantee is based upon the conditions specified in Exhibit L.  If conditions during the test differ from those specified, adjustments shall be made accordingly to the Net Unit Electrical Output using graphs, tables and other data as prepared by Contractor, after consultation with Owner, to establish the Net Unit Electrical Output to compare to the Net Electric Output Guarantee.

(c)                                  Necessary auxiliary equipment for producing the Net Unit Electrical Output shall include only the Equipment loads provided in Exhibit L.

(d)                                 The Net Unit Electrical Output Guarantee shall be demonstrated by the Net Unit Electrical Output Test to be conducted at the times and subject to the conditions set forth herein. Satisfactory completion of such test or re-test, or the payment of Performance Liquidated Damages to Owner shall relieve Contractor of any further obligation with respect to the Net Unit Electrical Output Guarantee.

ARTICLE 12 — STAGES OF COMPLETION

12.1                           Turnover.

(a)                                  Turnover refers to the sequential mechanical completion of each system and structure of a Unit.  “Turnover” of a system or structure shall occur upon the satisfaction of the following conditions:

(i)                                     Such system, structure or component (A) shall be mechanically and electrically sound; (B) shall have been cleaned out as necessary to perform the Construction and Installation Tests for such system or structure; and (C) the subsystems comprising such system, structure or component shall have been checked for alignment, lubrication, and electrical continuity and hydrostatic and pneumatic pressure integrity; and

(ii)                                  the Construction and Installation Tests for such system or structure shall have been completed such that Owner can confirm that the criteria for the Construction and Installation Tests have been met; and

(iii)                               Structures, systems and components or portions thereof shall be completed, necessary coatings applied, and the area cleaned; and

(iv)                              The Preoperational Test has validated compliance with the design specifications to the extent permitted under the Unit’s configuration status. (For example, some design requirements cannot be validated until after Nuclear Fuel loading.)

(b)                                 Notice and Acceptance of Turnover.  When Contractor believes the provisions of Section 12.1(a) have been satisfied with respect to each system or structure, Contractor shall deliver a written notice of such determination through the Joint Test Working Group to Owner with sufficient detail to enable Owner to determine whether Contractor has achieved such requirements. Turnover of such system or structure shall be deemed to have occurred within [**] following delivery of such determination to Owner, unless within such [**] period, Owner has notified Contractor in writing of

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

why it disagrees that Turnover has occurred, in which case (and without prejudice to Contractor’s right to submit a Claim) Contractor shall take such corrective actions as are necessary and resubmit its written notice of determination to Owner in accordance with this Section 12.1(b).  Upon Turnover of a system or structure, Contractor shall turn over risk of loss and care, custody, control and operation of such system, structure or component to Owner in accordance with Section 21.2.

12.2                           Preoperational Test Completion.

(a)                                  Unit Mechanical Completion.  “Unit Mechanical Completion” shall be achieved when the conditions as stated in Section 11.4(a) for the commencement of Nuclear Fuel loading the Unit have been achieved.  When submitting its written notice of determination for such Unit Mechanical Completion, Contractor shall include notice that Turnover has occurred.

(b)                                 “Preoperational Test Completion” for a Unit shall be deemed to have occurred upon satisfactory completion of the Preoperational Tests for the Unit.

(c)                                  Contractor shall notify Owner when the provisions of Section 12.2(b) have been satisfied. Owner shall accept such Unit as having achieved Preoperational Test Completion, by delivering to Contractor notice of that acceptance within [**] following receipt of Contractor’s notice that Preoperational Test Completion has occurred; alternatively, Owner may disagree that Preoperational Test Completion has occurred by notifying Contractor in writing of why it disagrees that Preoperational Test Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Preoperational Test Completion has occurred. The date of Preoperational Test Completion shall be the date the Unit has achieved Preoperational Test Completion and not the date of Owner’s acceptance.

12.3                           Startup Test Completion.

(a)                                  Prior to commencing the Startup Tests, the Parties shall have jointly determined and agreed upon a punch list of the remaining Work for each Unit.  The items on the punch list that are required to be completed before the commencement of the Startup Tests for reasons of safety or compliance with applicable Laws shall have been completed prior to the commencement of the Startup Tests.

(b)                                 “Startup Test Completion” for a Unit shall be deemed to have occurred upon satisfactory completion of the Startup Test for the Unit or the deemed completion of a Startup Test pursuant to Section 11.4(c)(iv).

(c)                                  Contractor shall notify Owner when the provisions of Section 12.3(b) have been satisfied. Owner shall accept such Unit as having achieved Startup Test Completion, by delivering to Contractor notice of that acceptance within [**] following receipt of Contractor’s notice that Startup Test Completion has occurred; alternatively, Owner may disagree that Startup Test Completion has occurred by notifying Contractor in writing of why it disagrees that Startup Test Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Startup Test Completion has

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

occurred. The date of Startup Test Completion shall be the date the Unit has achieved Startup Test Completion and not the date of Owner’s acceptance.

12.4                           Substantial Completion.

(a)                                  “Substantial Completion” for a Unit shall have occurred upon satisfactory completion of a Performance Test, the deemed completion of a Performance Test pursuant to Section 11.5(c)(iv), or the payment of applicable Performance Liquidated Damages by Contractor.

(b)                                 Contractor shall notify Owner when the provisions of Section 12.4(a) have been satisfied. Owner shall accept such Unit as having achieved Substantial Completion, by delivering to Contractor notice of that acceptance within [**] following receipt of Contractor’s notice that Substantial Completion has occurred; alternatively, Owner may disagree that Substantial Completion has occurred by notifying Contractor in writing of why it disagrees that Substantial Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Substantial Completion has occurred. The date of Substantial Completion shall be the date the Unit has achieved Substantial Completion and not the date of Owner’s acceptance.

12.5                           Punch List.  Prior to Substantial Completion of a Unit, the Parties shall jointly determine and agree upon a comprehensive list of remaining Work, which shall be of a minor nature and not prevent commercial operation of the Unit (the “Final Completion Punch List”).  Owner shall have the right to withhold from the Milestone Payment due upon Substantial Completion of a Unit an amount of money equal to [**] of the expected cost of completion of the Final Completion Punch List, which amount shall be released to Contractor upon Final Completion of the Unit. In the event that any items on the Final Completion Punch List cannot be performed until the next Nuclear Fuel re-load, Final Completion of a Unit shall be deemed to have been achieved for purposes of this Agreement provided that Contractor agrees in writing with Owner to return to complete such Work at the time of the next Nuclear Fuel re-load, and Owner shall have the right to continue to retain [**] of the expected cost of completion of such items until such Work is completed. In lieu of the retention described in this Section 12.5, Contractor shall have the right to provide a letter of credit or a bond, in form and substance reasonably satisfactory to Owner, for the completion of the Final Completion Punch List, in which case the amount retained for the Final Completion Punch List shall be released to Contractor.

12.6                           Final Completion.

(a)                                  Subject to 12.5, “Final Completion” of a Unit shall be deemed to have occurred upon the completion of the Final Completion Punch List and the other Work required under the Agreement with the exception of obligations under the Warranties.

(b)                                 Contractor shall notify Owner when the provisions of Section 12.6(a) have been satisfied. Owner shall accept the Unit as having achieved Final Completion by delivering to Contractor notice of that acceptance within [**] following receipt of Contractor’s notice that Final Completion has occurred; alternatively, Owner may reject the Unit as having

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

achieved Final Completion by notifying Contractor in writing of why it disagrees that Final Completion has occurred. If no notice is issued by Owner within the required time period, Owner shall be deemed to have accepted that Final Completion has occurred. The date of Final Completion shall be the date the Unit has achieved Final Completion and not the date of Owner’s acceptance.

(c)                                  In the event that Contractor is unable to achieve Final Completion within [**] following Substantial Completion of the Second Unit (or if there is no Second Unit, the First Unit) due to the fact that Owner limits Contractor’s access to the Facility or otherwise does not allow Contractor to take the necessary actions to achieve Final Completion, Final Completion shall be deemed to have occurred; provided that the foregoing shall not apply with respect to Final Completion Punch List items that cannot be completed until the next Nuclear Fuel re-load as provided in Section 12.5.

ARTICLE 13 – LIQUIDATED DAMAGES

13.1                           Delay Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under presently known and anticipated facts and circumstances to ascertain and fix the actual damages Owner would incur if a Unit does not achieve Substantial Completion by the Guaranteed Substantial Completion Date for such Unit and, accordingly, if a Unit does not achieve Substantial Completion by such Unit’s Guaranteed Substantial Completion Date due to Contractor’s fault, Owner’s remedy for such delay shall be to recover from Contractor as liquidated damages, and not as a penalty, liquidated damages (“Delay Liquidated Damages”) as follows:

Number of Days After Guaranteed Substantial Completion Date:	Delay Liquidated Damages (per Day or portion thereof):
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

If a delay in achieving Substantial Completion of a Unit continues beyond [**] after the Guaranteed Substantial Completion Date for such Unit, no additional Delay Liquidated Damages shall be due. Payment of the Delay Liquidated Damages shall be Owner’s sole and exclusive remedy for Contractor’s failure to achieve Substantial Completion of a Unit on or before the Guaranteed Substantial Completion Date for such Unit; [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[**].

13.2                           Performance Liquidated Damages.  If the Unit does not meet the Net Unit Electrical Output Guarantee due to Contractor’s fault, Owner’s remedy for such failure shall be to recover from Contractor Performance Liquidated Damages of [**] for each whole KWe that the Net Unit Electrical Output, as demonstrated by a Net Unit Electrical Output Test, is below the Net Unit Electrical Output Guarantee. The Parties agree that it would be extremely difficult and impracticable under presently known and anticipated facts and circumstances to ascertain and fix the actual damages Owner would incur in the event that the Unit fails to meet the Net Unit Electrical Output Guarantee, and, accordingly Owner’s remedy for such failure shall be to recover from Contractor as liquidated damages, and not as a penalty, the Performance Liquidated Damages. In the event that Contractor has paid the Performance Liquidated Damages and as of the end of the first Operational Cycle (or the second Operational Cycle if long lead equipment or components were involved in the remedy) has been able to achieve the Net Unit Electrical Output Guarantee or has improved the Net Unit Electrical Output, Contractor shall be entitled to receive a refund of all or the applicable portion of the Performance Liquidated Damages paid, based on the difference between the Performance Liquidated Damages paid and the Performance Liquidated Damages due following Contractor’s repair, replacement, adjustment or modifications to the Unit as demonstrated by a Performance Test, minus [**] per MW below the Net Unit Electrical Output Guarantee for each Day that the Unit operated below the Net Unit Electrical Output Guarantee.  In no event shall the total Performance Liquidated Damages due under this Agreement exceed [**] per Unit (the “Performance Liquidated Damages Cap”).

13.3                           Performance Bonus.  Following Substantial Completion, the Net Unit Electrical Output for the Unit will be measured when the Unit is at one hundred percent (100%) reactor power to determine [**].  [**]

13.4                           Payment.  Delay Liquidated Damages and Performance Liquidated Damages, if due for a Unit, shall be due and payable by Contractor to Owner within thirty (30) Days following agreement by the Parties that such amount is due. The Performance Bonus, if due for a Unit, shall be paid within thirty (30) Days following the end of the second Operational Cycle of such Unit.  If the payment of any such amount is disputed, then once the dispute is resolved, the additional amount due, if any, shall be paid, or the excess amount paid, if any, shall be refunded, by the applicable Party, within thirty (30) Days after the date of the final resolution, together

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

with interest at a rate equal to [**] per annum, applied from the original due date of the payment, until paid (or in the case of any overpayment, from the date paid until refunded by the Party).

ARTICLE 14 – WARRANTY

14.1                           Equipment.

(a)                                  Equipment Warranty.

(i)                                     Contractor warrants that the Equipment and each Unit shall be free from defects in design, workmanship and material and shall conform to the Specifications (the “Equipment Warranty”).

(ii)                                  The Equipment Warranty shall commence upon the date  scheduled for Substantial Completion of a Unit in the Project Schedule as of October 1, 2008 plus the number of Days of delay caused by Contractor and shall expire on the date that is twenty-four (24) months after that date for such Unit (the “Standard Equipment Warranty Period”); provided, however, if Owner exercises its option in Section 14.5 for any item of Equipment, the Warranty Period for such item of Equipment shall be the applicable Extended Equipment Warranty Period (as defined in Section 14.5).

(iii)                               [**]

(iv)                              The Equipment Warranty does not apply to consumables and Equipment and material such as, but not limited to, gaskets, seals, filters, electronic tubes, packing, fuses, transistors and light bulbs which, by normal industry practices would be expected to be replaced during the Standard Equipment Warranty Period.

(v)                                 For Equipment which is placed into service prior to Substantial Completion, the Equipment Warranty shall commence upon such date when an item is placed into service and shall expire on the date that is [**] after such date.  If, however, any such item of Equipment is placed into service prior to Substantial Completion and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

used by Contractor to support its performance of the Work, the Equipment Warranty shall commence upon the Substantial Completion Date of the First Unit and shall expire on the date that is [**] after such date.  Contractor shall give notice to Owner within [**] after such an item has been placed into service.

(b)                                 Remedy.  If, for non-conforming Equipment discovered during the applicable Warranty Period, Owner promptly notifies Contractor, Contractor shall perform such repair or replacement as required to meet the Equipment Warranty.  The repaired or replaced part shall be further warranted to be free from defects in workmanship and material for a period of [**]. The decision to repair or replace shall be made by Contractor. Removal and reinstallation of the non-conforming Equipment shall be performed by Contractor at its expense; provided that, Owner shall provide working access to the Equipment (which shall include removing, disassembly, replacing and/or reinstalling adjacent or interfering Equipment, components, materials, systems or structures in the Unit to the extent necessary to permit Contractor to perform its warranty obligation on the non-conforming Equipment), it being understood that such removal, disassembly, replacing and/or reinstalling shall not adversely affect any warranties and, at the request of Contractor, shall furnish, without cost to Contractor, plant support personnel and facilities to assist in the removal, reinstallation, repair and other activities occasioned by this warranty as specified in Section 14.1(e).  Should investigation by Contractor reveal that a defect is not covered by the Equipment Warranty, Owner agrees to reimburse Contractor for its expenses in connection therewith.

(c)                                  Warranty Work Deferral.  At Owner’s option, Warranty Work that impacts operation of the Facility may be deferred until the time of the Unit’s next regularly scheduled maintenance outage and the Warranty provisions hereunder shall apply notwithstanding that such outage occurs after the end of the Standard Equipment Warranty Period. If Contractor advises Owner that deferral of the Warranty Work can reasonably be expected to result in damage to the Unit and/or Equipment which occurs after Contractor’s advice and results from deferral of such Warranty Work, Owner may elect to use the Unit and/or Equipment at its risk. In no event may Owner defer the Warranty Work beyond [**] from the date it would have been performed by Contractor without Owner’s deferral.

(d)                                 Additional Owner Obligations.  As long as any Equipment supplied hereunder is subject to warranty, Owner shall:

(i)                                     Afford Contractor an opportunity to review Owner’s system of developing and recording data related to Facility performance;

(ii)                                  Provide, without cost to Contractor, any required decontamination to reasonable limits that shall allow Contractor to perform its obligations under this Article 14

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

and all necessary personnel and facilities for the removal, reinstallation, repair and other Site activities that may be occasioned by the presence of radioactive contamination;

(iii)                               Provide authorized personnel of Contractor and its Subcontractors reasonable access to the Facility should Contractor decide to observe the manner in which the Facility is operated and maintained;

(iv)                              Provide authorized personnel of Contractor and its Subcontractors reasonable access to operation and maintenance records of Owner; and

(v)                                 Afford Contractor at its expense the opportunity to attend and be heard during the presentations to any Government Authority relating to the Facility and Equipment performance.

Should Owner not provide such of the foregoing as are required by Contractor, such action shall cause Contractor’s obligations to terminate with respect to the particular claimed defect to the extent that Owner’s failure caused prejudice to Contractor.

(e)                                  Working Access to Equipment and Plant Support Activities to be Provided by Owner.  The plant support personnel and facilities to be provided by Owner in accordance with Section 14.1(b) are as follows:

(i)                                     operations support to establish the required plant conditions for the repairs;

(ii)                                  make the plant systems, structures, and components available and placed in the proper configuration;

(iii)                               provide the valve clearances and tag-outs necessary;

(iv)                              provide the necessary licensed operators in the control room and containment as required by the COL;

(v)                                 establish and maintain appropriate and acceptable industrial safety conditions in accordance with Laws, Good Industry Practices, and utility policy such that reasonably unencumbered access to the required work areas is enabled for all personnel;

(vi)                              as appropriate, provide body harnesses and/or personal flotation devices in sufficient quantities such that reasonably unencumbered access to the required work areas is enabled for all personnel;

(vii)                           provide safe scaffolding meeting applicable OSHA standards (as required);

(viii)                        provide suitable ambient lighting;

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(ix)                                provide free and unobstructed access to the Site, including maintained storage areas and roadways.  Floor conditions shall be suitable for crane and truck operation;

(x)                                   provide access such as remove/reinstall cubicle plugs and other related plant facilities, such as piping, ductwork, cable trays, platforms, insulation, etc.;

(xi)                                provide logistics support and labor for moving equipment/materials into and out of the plant and shipping;

(xii)                             provide lay down area(s) for equipment storage, set-up, staging and operation.  Area requirements shall depend on the scope of services performed;

(xiii)                          provide areas for storage of low specific activity and clean equipment boxes and/or cargo containers.  The area(s) shall vary depending on storage configurations and scope of services;

(xiv)                         establish and maintain appropriate and acceptable radiological conditions in accordance with Laws, Good Industry Practices, and utility policy such that reasonably unencumbered access to the required work areas is enabled for all personnel;

(xv)                            provide anti-contamination clothing, lockers, change area, dosimetry, health physics and radiation protection service and badging for Site access as typically required;

(xvi)                         provide official whole body exposure data for Contractor personnel upon personnel departure from the Site;

(xvii)                      provide Gamma isotopic analysis to determine radioactivity of waste;

(xviii)                   provide breathing air and respiratory protection as necessary;

(xix)                           provide plant compressed air as required;

(xx)                              provide air for ventilation;

(xxi)                           provide 110V, 220V and 480V power as required;

(xxii)                        provide plant and deionized water;

(xxiii)                     make available to Contractor, and maintain in an operable condition those hand tools, special tools, and calibrated equipment necessary;

(xxiv)                    allow access to machine shop and welding facilities, and hot tool crib access, as required;

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(xxv)                       provide crane operators, including polar crane availability on an as scheduled basis, and any other personnel necessary to complete the tasks outside of Contractor scope;

(xxvi)                    provide for consumables such as wipes and rags, and disposal of all contaminated materials;

(xxvii)                 provide QA/QC coverage as required in the Site approved procedures; and

(xxviii)              provide outside phone lines, sanitation facilities and drinking water.

(f)                                    Conditions. Such repair or replacement shall constitute complete fulfillment of Contractor obligation under the Equipment Warranty, and upon the expiration of the applicable Warranty Period, all such obligations shall terminate.

14.2                           Services Warranty.  Contractor warrants that the Services shall be performed by qualified persons and using competent professional knowledge and judgment and shall conform to Good Industry Practices and the requirements of this Agreement (the “Services Warranty”).  If any portion of the Services fails to comply with this Services Warranty and Owner promptly notifies Contractor of such non-conformance along with evidence which reasonably demonstrates Contractor’s culpability, Contractor shall promptly re-perform the non-conforming Services [**]. The Services Warranty Period shall be concurrent with the Standard Equipment Warranty Period (the “Services Warranty Period”).

At Owner’s option, Warranty Work may be deferred until the time of the Unit’s next regularly scheduled maintenance outage and the Warranty provisions hereunder shall apply notwithstanding that such outage occurs after the end of the Services Warranty Period. If Contractor advises Owner that deferral of the Warranty Work can reasonably be expected to result in damage to the Unit and/or Equipment which occurs after Contractor’s advice and results from deferral of such Warranty Work, Owner may elect to use the Unit and/or Equipment at its risk. In no event may Owner defer the Warranty Work beyond [**] from the date it would have been performed by Contractor without Owner’s deferral.

14.3                           Warranty of Title.  Contractor represents and warrants that the Work, including the Equipment furnished by it and its Subcontractors that become part of the Facility or are furnished to Owner as spare parts shall be legally and beneficially owned by Owner free from any Liens (other than Liens created by the actions of Owner, including non-payment). In the event of any nonconformity with this warranty, Contractor, at its own expense, upon written notice of such failure, shall indemnify, defend and hold harmless Owner from the consequences of such defect in title and such obligations shall survive the expiration, cancellation or termination of this Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

14.4                           Limitations and Disclaimers.

(a)                                  THE WARRANTIES AND GUARANTEES AND RELATED REMEDIES SET FORTH IN THIS ARTICLE 14 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES AND RELATED REMEDIES WHETHER STATUTORY, EXPRESS OR IMPLIED (INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE IN TRADE) AND WHETHER CLAIMS BY OWNER ARE BASED IN CONTRACT OR IN TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY).

(b)                                 Any warranties not expressly made herein are expressly waived by Owner.

(c)                                  Notwithstanding the foregoing provisions of this Article 14, Contractor shall have no liability hereunder for non-conformance or failure of Equipment, or material, or performance, that results, in whole or in part, from:

(i)                                     Operation of the Equipment outside of the design basis of the Equipment or integrated system.

(ii)                                  Following Turnover of a system or structure, improper use, or abnormal handling, storage, operation or maintenance of the Equipment or material therein, or operation outside the guidelines of the Specifications, including employment at any time for purposes other than those for which such Equipment and material are intended, or under other abnormal conditions or incompetent supervision.

(iii)                               Alteration, abuse or misuse of the Equipment by persons other than Contractor, its Subcontractors and the employees and agents of either.

(iv)                              Any operation or maintenance of the Equipment that is not in accordance with the Unit Operating Procedures and Maintenance Procedures.

(v)                                 Operation by personnel not qualified in accordance with Section 3.6(g).

(d)                                 Contractor shall be relieved from fulfilling its warranty obligations as specified in this Article 14 if:

(i)                                     A Nuclear Incident occurs through no fault of Contractor and gives rise to the non-conformance, and

(ii)                                  All the consequences, including radiation, of such Nuclear Incident preventing Contractor from performing such warranty obligations are not removed within the applicable Warranty Period.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

14.5                           Extended Equipment Warranty.  No later than [**] following issuance of the Full Notice to Proceed, Contractor shall provide to Owner an option for extended warranties for [**]. At the time of providing the option, Contractor also shall provide information as to the duration of such warranties, the price for such extended warranties (which shall be developed using the same pricing methodology as the pricing for the Equipment to which such extended warranties apply) and any special terms applicable to such extended warranties (each, an “Extended Equipment Warranty”). Owner shall have the right to exercise its option for any such Extended Equipment Warranty within the time period specified for the exercise of the option by the Equipment vendor. The terms of such Extended Equipment Warranties shall be set forth in Exhibit W. The time period beyond the Standard Equipment Warranty Period to which each such Extended Warranty applies is referred to as the “Extended Equipment Warranty Period” for such piece of Equipment.

14.6                           Limitation on Warranty Liability.  Contractor’s total liability under or in connection with the liabilities in this Article shall not exceed the amount provided in Section 17.2; [**].

ARTICLE 15 – INDEMNITY

15.1                           Contractor Indemnity.  Except with respect to a Nuclear Incident, Contractor shall indemnify, defend and hold harmless Owner, its Affiliates, and their respective partners, shareholders, officers, directors, and lenders from and against Third Party Claims and costs and expenses associated therewith (including attorneys’ fees) from any injury of or death to natural persons, or damage to or destruction of third party property (i.e., property other than the Facility or other property belonging to Owner) to the extent arising from (i) the negligent or willful acts or omissions of Contractor or its Personnel or Invitees acting within the scope of their employment or for which applicable Law would otherwise hold Contractor liable for such acts or omissions, (ii) any Liens arising from nonpayment to any Subcontractor in connection with the Work, provided that Contractor has been paid in accordance with this Agreement, or (iii) the release on or from the Site of any Hazardous Materials, but only to the extent such release is due to Contractor’s or a Subcontractor’s or their Personnel’s or Invitees’ negligence or willful misconduct while acting within the scope of their employment or for which applicable Law would otherwise hold Contractor liable for such acts or omissions.  Contractor’s obligations in this Section 15.1 are limited to the proceeds of the insurances required to be provided hereunder, provided that if the insurance program is a Contractor controlled insurance program, the limit shall be the amount of the proceeds from such insurance (or the proceeds which would have been received, if Contractor had not failed to obtain such insurance).  Contractor’s obligations in this Section 15.1 are further conditioned upon Owner giving Contractor prompt notice of any known claims for which it seeks indemnity hereunder (along with documentation which reasonably evidences Contractor’s responsibility thereof) and Owner providing such assistance and cooperation in the defense of indemnified claims as Contractor shall reasonably request as set forth in more detail in Section 15.5. [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

15.2                           Owner’s Indemnity.  Except with respect to a Nuclear Incident, and subject to limitations on Santee Cooper’s obligations as a matter of South Carolina law, Owner shall indemnify, defend and hold harmless Contractor and Contractor Interests from and against Third Party Claims and costs and expenses associated therewith (including attorneys’ fees) from any injury of or death to natural persons, and damage to or destruction of third-party property (i.e., property other than that belonging to Contractor and Contractor Interests) to the extent arising from (i) the negligent or willful acts or omissions of Owner or its Personnel or Invitees (other than Contractor or its Personnel or its Invitees) acting within the scope of their employment or for which applicable Law would otherwise hold Owner liable for such acts or omissions; and (ii) any contamination of the environment or injury to natural resources as a result of any Hazardous Materials on, at or under the Site to the extent such contamination or injury occurs through the fault, negligence, willful misconduct or strict liability of Owner or its Personnel or Invitees (other than Contractor or Contractor’s Personnel or Invitees) acting within the scope of their employment or for which applicable Law would otherwise hold Owner liable for such acts or omissions. Owner obligations in this Section 15.2 are limited to the proceeds of the insurances required to be provided hereunder, provided that if the insurance program is an OCIP, the limit shall be the amount of the proceeds from such insurance (or the proceeds which would have been received, if Owner had not failed to obtain such insurance). Owner’s obligations in this Section 15.2 are further conditioned upon Contractor giving Owner prompt notice of any claims for which it seeks indemnity hereunder (along with documentation which reasonably evidences Owner’s responsibility thereof) and Contractor providing such assistance and cooperation in the defense of indemnified claims as Owner shall reasonably request as set forth in more detail in Section 15.5.  [**]

15.3                           Intellectual Property Indemnity.  Contractor shall assume at its sole option and expense, the settlement or defense of any and all claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Owner to the extent based on a Third Party Claim that any Facility, Unit, Work and/or Equipment furnished by Contractor results in an infringement, or claim of infringement by Contractor, of any patent, trademark, copyright or any other similar intellectual property protection issued by a duly authorized Government Authority of the United States, Canada, a European Union country, or another country where the Equipment was manufactured in connection with the Facility, a Unit, the Work and/or Equipment furnished by Contractor hereunder, except where the same resulted from following directions, specifications, drawings, plans or procedures prepared by Owner or by third parties for Owner and selected by Owner.  If a suit is brought against Contractor based on any Facility, Unit, Work and/or Equipment supplied by Contractor which implements any such Owner directions, specifications, drawings plans or procedures, Owner shall protect Contractor to the same extent that Contractor has agreed to protect Owner hereunder.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

In the event any Facility, Unit, Work and/or Equipment so defended is held to constitute infringement or its use is enjoined, Contractor shall, at its own expense and option, either: (a) procure for Owner the right to continue to use such Facility, Unit, Work and/or Equipment; (b) re-perform the Work or replace the Facility, Unit and/or Equipment with substantially equivalent noninfringing Facility, Unit, Work and/or Equipment; or (c) modify the Facility, Unit, Work and/or Equipment so that it becomes noninfringing; provided, however, that such Work re-performed and Facility, Unit and/or Equipment replaced or modified conforms to the requirements of this Agreement.

THIS IS AN EXCLUSIVE STATEMENT RELATING TO INTELLECTUAL PROPERTY RIGHTS AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.

15.4                           Owner’s Nuclear Incident Indemnity.

(a)                                  Notwithstanding any other provision to the contrary, Owner shall, without cost to Contractor Interests, obtain and maintain “financial protection” and an “indemnification agreement”, for protection against liability for Nuclear Incidents (including master worker coverage), both in such form and amount as shall satisfy the requirements of Section 170 of the Atomic Energy Act of 1954, as amended. In the event that the nuclear liability protection contemplated by Section 170 of the Atomic Energy Act of 1954, as amended, is repealed, changed, or is not renewed, Owner shall maintain in effect, to the extent available on commercially reasonable terms, liability protections through governmental indemnity, limitation of liability and/or insurance of comparable coverage which shall not result in a material impairment of the protection afforded Contractor Interests by such nuclear liability protection which is in effect as of the Effective Date, taking into account the availability and cost of such coverage, customary practice in the United States commercial nuclear utility industry for plants of similar size and character of the Facility and other relevant factors in light of the then existing conditions. To the extent available on commercially reasonable terms, Owner shall ensure that Contractor Interests are included in the omnibus definition of “insured” under such alternate insurance coverage or are otherwise included as an additional insured at no cost to Contractor Interests.

(b)                                 Owner shall prior to the initiation of Work at the Site and without cost to Contractor, obtain and maintain property insurance for protection against liability for Nuclear Incident on the Facility and the existing adjacent nuclear generation facility in a form and amount required by the Nuclear Regulatory Commission and the current customary industry practice from time to time, providing protection against loss or damage to the Facility and the existing adjacent nuclear generation facility.  Such insurance shall cover Contractor Interests, as their interests may appear. Owner hereby waives all rights of recovery and subrogation on behalf of itself and its insurers against Contractor Interests for any loss or damage covered by such property insurance during the Work and thereafter, including the deductibles under any insurance policy.

(c)                                  None of Contractor Interests shall be liable to Owner or its insurers or any other party for (i) any on-Site property (and existing nuclear facility at the V.C. Summer Station) loss or damage due to any nuclear energy hazard, and (ii) losses or damages caused by reason of unavailability of the nuclear power and existing adjacent nuclear station, or by reason of

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

shutdowns of the station or other facilities or service interruptions (including loss of profits or revenue, inventory or use charges, cost of replacement power, cost of capital or claims by customers) or for any other indirect, special, incidental, punitive or consequential loss, damage or injury, whether or not based on any claim or a negligent or faulty act or strict liability due to any nuclear energy hazard. To the extent Owner or its insurers recover damages from a third party for damage due to the nuclear energy hazard to which the foregoing waivers apply, Owner shall indemnify Contractor Interests against any liability which such third party recovers over from Contractor and/or its Subcontractors for any such loss or damage. In the event that Contractor Interests incur any cost, loss, damage or expense arising out of or resulting from a claim by a third party based on Owner’s recovery of such damages, Owner shall promptly reimburse Contractor for such cost, loss, damage or expense.  As used in this Section 15.4, the term “nuclear energy hazard” shall mean radioactive, toxic, explosive or other hazardous properties of “source material”, “special nuclear material”, or “by-product material” as such terms are defined in the Atomic Energy Act of 1954, as amended.  Owner on behalf of itself and its insurers, hereby waives any right of recovery and subrogation against Contractor and Contractor Interests for any loss or damage (whether direct, indirect, consequential or otherwise) whether or not based on any claim or a negligent or faulty act or strict liability, due to any nuclear energy hazard, during the performance of the Work and thereafter.

(d)                                 As used in this Section 15.4, the term “on-Site property” means any property at the site of a nuclear facility as defined in the nuclear liability policy for the Site for nuclear liability and indemnity purposes; the term “damage” means loss, damage or loss of use; the term “liable” or “liability” means liability of any kind at any time, whether in contract, tort (including negligence) or otherwise.

(e)                                  The provisions hereof providing for limitations of or protection against Contractor’s liability shall survive termination of this Agreement or completion of the Work hereunder.

15.5                           Indemnity Procedures.

(a)                                  The indemnifying Party shall have the right to conduct and control, through counsel of its own choosing, reasonably acceptable to the indemnified Party, any Third Party Claim, provided that, upon acceptance of the indemnity obligations hereunder, the indemnifying Party shall waive any right to protest or challenge its indemnity obligations.  The indemnifying Party shall keep the indemnified Party fully informed in the conduct of the proceeding.  The indemnified Party shall be entitled to participate at its cost in any such action.

(b)                                 The indemnified Party may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if (i) the indemnifying Party shall fail to defend any Third Party Claim, (ii) the Parties mutually agree in writing to allow the indemnified Party to assume the defense of such Third Party Claim and forego any indemnity claimed under this Article, (iii) in the reasonable opinion of legal counsel for the indemnified Party, such Third Party Claim involves the potential imposition of a criminal liability on the indemnified Party, its directors, officers, employees or agents, or (iv) in the reasonable opinion of legal counsel for the indemnified Party, an actual or potential conflict of interest exists where it is advisable for such indemnified Party to be represented by separate counsel, then the

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

indemnified Party shall be entitled to control and assume responsibility for the defense of such Third Party Claim, at the cost and expense of the indemnifying Party (except in the case of (ii) above, in which the indemnified Party agrees to forego the indemnity). The indemnifying Party may, in any event, participate in such proceedings at its own cost and expense.  The indemnified Party shall not have the right to settle without the written consent of the indemnifying Party (which consent shall not be unreasonably withheld), unless, in the written opinion of the indemnified Party’s legal counsel, such claim is meritorious.

(c)                                  The indemnifying Party, in the defense of any such litigation, other proceeding or other claim, shall have the right in its sole discretion to settle such Third Party Claim only if (i) settlement involves only the payment of money and execution of appropriate releases of the indemnified Party, (ii) there is no finding or admission of any violation of Law or violation of the rights of the indemnified Party, and (iii) the indemnified Party shall have no liability with respect to such compromise or settlement. Otherwise, no such Third Party Claim shall be settled or agreed to without the prior written consent of the indemnified Party, which shall not be unreasonably withheld.

(d)                                 The indemnified Party and the indemnifying Party (i) shall fully cooperate in good faith in connection with such defense and shall cause their legal counsel and accountants to do the same; (ii) shall make available to the other Party all relevant books, records, and information (in such Party’s control) during normal business hours; and (iii) shall furnish to each other, at the indemnifying Party’s expense, such other assistance as the other Party may reasonably require in connection with such defense, including making employees of the indemnified Parties available to testify and assist others in testifying in any such proceedings.

ARTICLE 16 – INSURANCE

16.1                           Phase I Insurance Requirements.

(a)                                  Except as otherwise provided hereunder, Contractor agrees to furnish and maintain at all times during the course of the Phase I Work to be performed hereunder, Worker’s Compensation, liability and other insurance coverage required hereunder and in the amounts as follows:

(i)                                     Worker’s Compensation – Statutory.  Coverage shall include U.S. Longshoremen’s and Harbor Workers Act coverage where applicable.  The insurance purchased pursuant to this Section 16.1(a)(i) shall include an “All States” endorsement.

(ii)                                  Employer’s Liability, including an “All States” endorsement – [**].  Coverage shall include U.S. Longshoremen’s and Harbor Workers Act coverage where applicable.

(iii)                               Commercial General Liability, (excluding professional liability) including Contractual, Independent Contractors, - Bodily Injury and Property Damage Combined Single Limit – [**] Each Occurrence, [**] Aggregate, Personal Injury – [**].  Products and Completed Operations – [**].

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(iv)                              Automobile Liability coverage including owned, hired, and non-owned automotive equipment used in connection with the insured operation - Bodily Injury and Property Damage Combined – [**] Each Occurrence.  Owner shall provide similar coverage for any of its owned, hired and non-owned automotive equipment.

(v)                                 Contractor’s Equipment Coverage – in the amount of the value of the equipment through insurance or self insurance.

(vi)                              Pollution Liability on a project basis, which includes the sudden or accidental release of any material that may be considered a pollutant at or around the Site, as a result of the Work done by Contractor or any tier Subcontractor – [**] Each Occurrence, [**] Aggregate.  Notwithstanding the foregoing, this coverage shall be taken out within [**] after the Effective Date.

(vii)                           Open Cargo Insurance must be obtained on materials and equipment to be transported to the Site.

(viii)                        Umbrella Form Excess Liability Insurance with a coverage limit of [**].

(ix)                                Professional Liability on a project basis with a coverage limit of [**].  Notwithstanding the foregoing, this coverage shall be taken out within [**] after the Effective Date.

(b)                                 Builder’s Risk Insurance, [**] shall be purchased by Owner at limits and coverages and other provisions as enumerated in Section 16.2(a)(ii), naming Owner, Contractor, and Subcontractors as additional insureds.  The liability of Contractor for any loss or damage to any equipment or materials, Work, completed Facility and surrounding Owner property shall be as provided in Section 16.2(a)(ii). Should Owner decide not to procure such coverage until the commencement of Phase II, Contractor’s liability for any loss or damage during Phase I, whether based on contract, tort (including fault, negligence and strict liability) or otherwise, shall not exceed [**] for any occurrence as if Owner had procured a standard Builder’s Risk policy subject to the limitations in Section 16.2(a)(ii).  [**]  Owner shall reimburse Contractor on a [**] to remedy such loss or damage that exceed such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise.

16.2                           Phase II Insurance Requirements.

(a)                                  For Phase II, Owner shall have the option of implementing an Owner Controlled Insurance Program (“OCIP”), as set forth in Exhibit U. If Owner decides not to implement the OCIP, Contractor will have the right to implement a Contractor-Controlled Insurance Program (“CCIP”), implementing the provisions of Exhibit U.  Contractor shall be reimbursed for the CCIP by Owner on a Time and Materials Basis. The Parties recognize that Exhibit U is written for an OCIP, and will need to be modified accordingly if a CCIP is to be

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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implemented. If neither an OCIP or a CCIP is implemented, each of Owner and Contractor, as applicable, shall maintain the coverages specified in Section 16.1, with the following exceptions, such coverages to be reimbursed by Owner on a Time and Materials Basis:

(i)                                     the coverage limit for the Umbrella Excess Liability shall be increased to [**] per occurrence and aggregate.

(ii)                                  Builder’s Risk Insurance, if not already obtained, shall be obtained at limits determined appropriate by the Parties.  Such Builder’s Risk policy shall (A) name Contractor and all Subcontractors as additional insureds (without having any liability for the payment of premiums); (B) cover all risks of loss or damage to the Facility (I) during construction, and (II) if not covered by the Open Cargo Insurance, during transportation of any materials and equipment, and (III) during storage, (IV) during the Work, and (V) until replaced by Owner’s Operating Property coverages, and (VI) with limits of coverage equal to the maximum credible loss to the Facility as agreed to by the Parties; and (C) provide coverage for resultant damage due to any error in design, defects in equipment or material or faulty workmanship; and (D) provide delay in start-up coverage (subject to a commercially reasonable deductible), if available on a commercially reasonable basis.  Any recovery under the delay in start-up coverage resulting from an event that gives rise to a covered claim under this policy shall reduce any Delay Liquidated Damages by the same amount. Notwithstanding any other provision to the contrary, Owner on behalf of itself and the insurer hereby waives all rights of recovery and subrogation against Contractor and its Subcontractors, and their Affiliates and Personnel, including any losses within the deductibles and any excess losses; provided that Contractor shall be liable for Owner’s deductible under its property insurance policy(ies); provided further, and notwithstanding any other provision to the contrary, that the liability of Contractor and Contractor Interests for any loss or damage to any equipment, materials, Work, completed Facility and surrounding Owner property shall be limited to claims arising to the extent of Contractor’s negligence and shall in no event exceed [**] for any occurrence.  Contractor’s liability for the payment of such amount shall not be reimbursable hereunder.  Owner shall reimburse Contractor on a Time and Materials Basis to remedy such loss or damage that exceed such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise[**].  [**]  The foregoing provisions are for the sole benefit of Owner, and the Parties do not intend such provisions to be for the benefit of any third party, including without limitation any insurer.

(b)                                 Regardless of whether Owner or Contractor adopts an OCIP or CCIP, as applicable, Contractor shall be responsible for maintaining the following insurance coverages during Phase II:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(i)                                     Professional Liability: Contractor shall continue to carry Professional Liability Insurance described under Section 16.1(a)(ix).

(ii)                                  Pollution Liability: Contractor shall continue to carry Pollution Liability Insurance described under Section 16.1(a)(vi) with an increased coverage limit of [**] per occurrence and [**] in the aggregate.

(iii)                               Employment Practices Liability:  Contractor shall carry Employment Practices Liability [**] with a coverage limit of [**] per occurrence and in the aggregate.

16.3                           Provisions Applicable to all Coverages.

(a)                                  After the execution of this Agreement and prior to the commencement of any Work, each Party shall have on file with the other party (and in the case of Owner, Owner’s Supplier Relations Department) the applicable insurance certificate(s).  Such certificate(s) shall provide that thirty (30) Days written notice be given to the other Party prior to any material change or cancellation of the insurance.  Other than the OCIP or CCIP, as applicable, the Builder’s Risk Insurance and Owner’s Operating Property coverages, each Party shall name the other Party, its subsidiaries and their successors and assigns, as additional insured (except for Worker’s Compensation and Professional Liability and Pollution Liability coverage) for their vicarious liability arising out of such Party’s negligent operations or such Party shall be covered under the omnibus provisions thereof. For the OCIP or CCIP, as applicable, and Owner’s Operating Property coverage, each Party and Contractor Interests shall be named as an additional insured thereon, at no cost to Contractor. All policies shall be written to include a waiver of subrogation in favor of the other Party and its Affiliates and Contractor Interests during the performance of the Work and thereafter.  Owner’s policies for Builder’s Risk Insurance and other coverages obtained pursuant to the OCIP shall be subject to the Contractor’s review and approval, which shall not be unreasonably withheld.  [**]

(b)                                 All such insurance shall be with sound insurance companies which have an AM Best Rating of A- VII as the minimum and authorized to do business in the state where the Work is to be performed. None of the liability policies shall have any “other insurance” clause or language which would jeopardize the primacy of Contractor’s insurance with respect to Owner’s self-insured retention or excess insurance.  The above Contractor requirements may be met by both Consortium Members providing separate certificates.  Any such limits of coverages may be met in one or more layers of coverage.

(c)                                  Neither a failure of a Party to provide the required certificate of insurance nor such Party’s submission of a certificate of insurance not in conformance with the insurance requirements stated herein shall relieve such Party from the obligation to have in force the required insurance coverages.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(d)                                 Each Party is responsible for any deductibles associated with its policies of insurance or its self-insured retentions, except as otherwise provided hereunder.

(e)                                  Contractor understands that Owner may have an administrator on-Site at all times in which Contractor or its Personnel are at the Site.  Contractor shall interface and cooperate with Owner’s administrator.  Additionally, Contractor shall follow any recommendations made by the NRC, Nuclear Electric Insurance Limited (“NEIL”), the Institute of Nuclear Power Operators (“INPO”) and American Nuclear Insurers (“ANI”).

ARTICLE 17 – LIMITATION OF LIABILITY

17.1                           No Consequential Damages.  EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL CONTRACTOR OR CONTRACTOR INTERESTS BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.) OR TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), UNDER ANY WARRANTY OR OTHERWISE, RELATING TO OR ARISING OUT OF THE WORK OR THIS AGREEMENT, FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY, INCLUDING ANY SUCH DAMAGES WHICH RESULT FROM LOSS OF USE OF PROPERTY, EQUIPMENT OR SYSTEMS, LOSS BY REASON OF FACILITY SHUTDOWN OR SERVICE INTERRUPTION, COSTS OF CAPITAL OR EXPENSES THEREOF, LOSS OF PROFITS OR REVENUES OR THE LOSS OF USE THEREOF, OR COST OF PURCHASED OR REPLACEMENT POWER (INCLUDING ADDITIONAL EXPENSES INCURRED IN USING EXISTING POWER FACILITIES) OR FROM CLAIMS OF CUSTOMERS.

17.2                           Maximum Total Liability; Time Limitation.  WITH RESPECT TO A UNIT, NOTWITHSTANDING ANY OTHER PROVISION TO THE CONTRARY, CONTRACTOR’S AND CONTRACTOR INTERESTS’ TOTAL AGGREGATE LIABILITY UNDER THIS AGREEMENT, ARISING OUT OF OR IN CONNECTION WITH THE WORK OR THIS AGREEMENT, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, SHALL NOT EXCEED AN AGGREGATE AMOUNT EQUAL TO [**] OF THE PAYMENTS FOR SUCH UNIT THAT HAVE BEEN MADE TO CONTRACTOR AS OF THE DATE OF THE EVENT OR CIRCUMSTANCE GIVING RISE TO THE CLAIM (THE “MAXIMUM LIABILITY AMOUNT”).  FOR THE PURPOSE OF DETERMINING WHETHER THE MAXIMUM LIABILITY AMOUNT HAS BEEN MET, INSURANCE PROCEEDS RECEIVED FROM THE INSURANCE POLICIES REQUIRED TO BE MAINTAINED UNDER THIS AGREEMENT SHALL NOT BE INCLUDED.  [**]  IN NO EVENT MAY ANY CLAIM BY OWNER AGAINST CONTRACTOR ARISING OUT OF OR IN CONNECTION WITH THE WORK OR THIS AGREEMENT,

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE BE BROUGHT, WITH RESPECT TO A UNIT, MORE THAN [**] AFTER THE END OF THE STANDARD EQUIPMENT WARRANTY PERIOD (EXCEPT FOR ANY LIABILITY ASSOCIATED WITH BREACH OF AN EXTENDED EQUIPMENT WARRANTY, WHICH MUST BE BROUGHT NO LATER THAN [**] AFTER THE END OF THE EXTENDED EQUIPMENT WARRANTY PERIOD APPLICABLE TO SUCH ITEM OF EQUIPMENT).

17.3                           Division of Liability.

(a)                                  The Consortium Members agree that [**].

(b)                                 SCE&G and Santee Cooper agree that they are jointly and severally liable for Owner’s obligations hereunder, to the extent such joint and several liability does not conflict with South Carolina Law applicable to Santee Cooper. To the extent the prior sentence conflicts with South Carolina Law, then notwithstanding that both SCE&G and Santee Cooper are named in this Agreement as “Owner”, as between Contractor and Owner, SCE&G shall be solely liable for the obligations and liabilities of Owner hereunder.

ARTICLE 18 – LIENS

18.1                           Liens.  Contractor shall keep the Facility, the Site and the Equipment free from Liens (other than liens arising from acts of Owner or Owner’s failure to pay amounts due to Contractor), and shall promptly notify Owner of any known Liens filed against the Facility, the Site, or the Equipment and any structures comprising the Facility or located on the Site.  If Owner seeks Contractor’s indemnification for any Lien, Owner shall:

(a)                                  Give Contractor prompt written notice of any Lien of which it has knowledge; and applicable documentation regarding the Lien;

(b)                                 Cooperate in the defense of litigation relating to the Lien; and

(c)                                  Give Contractor sole control of the defense and settlement, to the extent of Contractor’s liability, for the Lien if Contractor confirms in writing an obligation to indemnify Owner with respect to the Lien.

18.2                           Discharge or Bond.  Contractor shall take prompt steps to discharge or bond any Lien filed against the Facility, any Equipment, and any structures comprising the Facility or located on the Site by any Subcontractor based on a claim for payment by Contractor in connection with the Work. Contractor shall have the option of providing an indemnity to Owner

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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in lieu of discharging or providing a bond, for up to a [**] period to allow Contractor a reasonable time to resolve the cause of the filing of the Lien.  If Contractor fails to indemnify, discharge or promptly bond any Lien, Owner shall have the right, upon notifying Contractor in writing and providing Contractor reasonable time to indemnify, discharge or bond the Lien, to take any and all reasonable actions and steps to satisfy, defend settle or otherwise remove the Lien at Contractor’s expense, including reasonable attorneys’ fees, costs and expenses.  Owner shall have the right to recover these expenses from Contractor.  Contractor shall have the right to contest any Lien, provided it first provides to Owner the indemnity provided for above or it may provide the lien holder, a court or other third Person, as applicable, a bond or other assurances of payment necessary to remove the Lien related to the Work from the Site and the Facility in accordance with the Laws of the State of South Carolina.

ARTICLE 19 – PROPRIETARY DATA

19.1                           Protection of Owner Proprietary Data.

(a)                                  Any Proprietary Data of an Owner disclosed to Contractor shall be marked “Proprietary” or the like on each page in which the respective party claims a proprietary or confidential interest therein (or for electronic data, on the opening screen of such data). If Contractor receives information which it recognizes as being Proprietary Data, but which has not been marked as such, it shall promptly notify Owner and mark the information as Proprietary Data.

(b)                                 In the use of any Owner Proprietary Data by Contractor for the purpose of providing required information to, and/or securing Government Approvals from, any Government Authority, Owner and Contractor shall cooperate to minimize the amount of such information furnished consistent with the interests of Owner and the requirements of the Government Authority involved.

(c)                                  Contractor agrees that it shall not, during or after the term of this Agreement, disclose any Proprietary Data of Owner and its Affiliates, which is provided to Contractor during the performance of Work under this Agreement, including but not limited to, their costs, charges, rates, records, operating procedures, and methods of doing business, to any Person (other than Subcontractors as required for the performance of the Work), or to the general public for any reason or purpose whatsoever without the prior written consent of Owner, and that such Proprietary Data received by Contractor shall be used by it exclusively in connection with the performance of its responsibilities relating to the Work.  However, nothing herein shall prevent Contractor from disclosing Proprietary Data of Owner or its Affiliates as required by Law or an order of a Government Authority; provided that Contractor shall, if Contractor has adequate advance notice, give Owner reasonable notice so as to allow Owner to seek a protective order or similar protection, and nothing herein shall prevent Contractor from disclosing to the appropriate Government Authority any noncompliance with or violation of laws, rules, regulations, or orders within the jurisdiction of such Government Authority.  If, in the opinion of its legal counsel and in the absence of a protective order or waiver, Contractor is legally compelled to disclose Owner’s Proprietary Data, Contractor will disclose only the minimum amount of such information or data as, in the opinion of its legal counsel, is legally required.  In addition, Contractor shall have the right to receive and use Proprietary Data of Owner (but

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

excluding any financial information) for the purposes of performing or assisting in the performance of Startup, commissioning, licensing and Startup maintenance services for other AP1000 Nuclear Power Plant owners, and to disclose such Proprietary Data of Owner to such owners or Subcontractors for such purposes under provisions of confidentiality including an agreement substantially similar to Exhibit O-1, it being understood that in such instances, Owner does not warrant such data and Contractor shall indemnify Owner for any claims arising from the use of such data.  Nothing herein grants the right to Contractor (or implies a license under any patent) to sell, license, lease or cause to have sold, licensed or leased, any Proprietary Data supplied by Owner under this Agreement.

(d)                                 Title to Proprietary Data provided by Owner to Contractor and all copies made by or for Contractor in whole or in part from such Proprietary Data remains with Owner.  Contractor shall include Owner’s confidential or proprietary markings as provided by Owner on all copies thereof and excerpts made therefrom except with respect to excerpts made or used internally by Contractor for Facility Purposes; provided, however, that Contractor shall destroy any such excerpts which do not include Owner’s confidential or proprietary markings when no longer needed for the purpose for which they were made.

19.2                           Protection of Contractor’s Proprietary Data.

(a)                                  Any Proprietary Data of Contractor disclosed to Owner shall be marked “Proprietary” [**]. If Owner  receives information which it recognizes as being Proprietary Data, but which has not been marked as such, it shall promptly notify Contractor and mark the information as Proprietary Data.

(b)                                 Owner’s Use.

(i)                                     Owner agrees not to use Proprietary Data provided by Contractor or copies thereof unless such use is solely for the purposes of [**].  Nothing herein grants the right to Owner (or implies a license under any patent) to sell, license, lease, or cause to have sold any Proprietary Data supplied by Contractor under this Agreement.

(ii)                                  Title to Proprietary Data provided by Contractor to Owner and all copies made by or for Owner in whole or in part from such Proprietary Data remains with Contractor.  Owner shall include Contractor’s confidential or proprietary markings as provided by Contractor on all copies thereof and excerpts made therefrom except with respect to excerpts made or used internally by Owner for [**]; provided, however, that Owner shall destroy any such excerpts which do not include Contractor’s confidential or proprietary markings

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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when no longer needed for the purpose for which they were made.  Except as otherwise provided under this Section 19.2 or Section 19.3, Owner agrees to keep such Proprietary Data confidential, to use such Proprietary Data only for [**] and not to sell, transfer, sublicense, disclose or otherwise make available any of such Proprietary Data to others (other than Affiliates).  However, nothing in this Article 19 shall prevent Owner from disclosing Proprietary Data of Contractor or its Affiliates as required by Law or an order of a Government Authority (including, without limitation, the COL); provided that Owner shall, if Owner has adequate advance notice, give Contractor reasonable notice so as to allow Contractor to seek a protective order or similar protection.  If, in the opinion of Owner’s legal counsel and in the absence of a protective order or waiver, Owner is legally compelled to disclose Proprietary Data, Owner will disclose only the minimum amount of such information or data as, in the opinion of Owner’s legal counsel, is legally required.  In any such event, Owner agrees to use good faith efforts to ensure that Proprietary Data that is so disclosed will be accorded confidential treatment.

(iii)                               Contractor hereby grants to Owner and its Affiliates, officers, directors, employees or attorneys who have a need for access to know such Proprietary Data reasonably related to the exercise of any rights of the Owner hereunder a transferable (but only as part of the sale or transfer of the Facility or the operating responsibilities related thereto), royalty-free, fully paid up, perpetual and irrevocable (unless terminated for the reasons  set forth in Sections  22.3, 22.4, or 22.5), nonexclusive license to use and copy Contractor’s Proprietary Data but only for [**].

(iv)                              [**]

(c)                                  Owner’s Disclosure to Third Party Recipients.

(i)                                     Owner may disclose Contractor’s Proprietary Data to third parties (hereinafter referred to as “Recipients” or “Recipient”) in accordance with the procedures and subject to the limitations set forth in this Section 19.2 and Section 19.3, provided that such disclosure is exclusively for [**]. Notwithstanding the foregoing, disclosures

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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of Contractor’s Proprietary Data (other than Contractor Non-Disclosable Information) may be made to Recipients for the purpose of evaluating the potential purchase of power from the Facility or in the exercise of the rights of such purchasers to review Owner’s generation expansion plans and such disclosures shall be governed exclusively by the provisions of the existing Non-Disclosure Agreement among SCE&G, Santee Cooper and the Consortium Members dated September 11, 2007, as amended (the “Existing Confidentiality Agreement”).

(ii)                                  Owner shall enter into a proprietary data agreement with the Recipient substantially on the terms set forth in Exhibit O-1; provided, however, that the Owner may disclose such Proprietary Data without entering into such agreements to those persons to which access is required by any Government Authority or as necessary in order to comply with Law.

(iii)                               Should Owner discover a breach of the terms and conditions of a proprietary data agreement with a third party, Owner will promptly notify Contractor of such breach and provide to Contractor necessary information and support pertaining to any suit or proceeding contemplated or brought by Contractor against Recipient for such breach.

(iv)                              Contractor shall not be responsible to Owner for the consequence of the use or misuse of Contractor’s Proprietary Data by third parties. Contractor makes no warranties, express or implied, to the extent of any such use or misuse of Contractor’s Proprietary Data by third parties.

(v)                                 Nothing herein shall prevent Owner from disclosing to the appropriate Government Authority any noncompliance or violation of Laws within the jurisdiction of such Government Authority.

(d)                                 Owner’s Export of Technical Information.  Owner agrees to comply with relevant United States Government regulations concerning the export of technical information, with respect to Contractor’s Proprietary Data provided to Owner by Contractor under this Agreement.  This provision shall also apply to any technical information developed by Owner using Contractor’s Proprietary Data. Irrespective of any other provisions in this Agreement, the obligations set forth in this Section 19.2(d) shall be binding so long as the relevant United States Government regulations remain in effect.

19.3                           Special Procedures Pertaining to Contractor’s Proprietary Data.

(a)                                  Categories of Contractor Proprietary Data.  The Parties acknowledge and agree that certain Proprietary Data of Contractor delivered to Owner under this Agreement in accordance with Table 2 of Exhibit A may be disclosed on a confidential basis without the prior consent of Contractor (“Contractor Disclosable Information”, as described in Section 19.3(b)), and that certain other Proprietary Data of Contractor may not be disclosed by Owner to any third parties without the prior consent of Contractor (“Contractor Non-Disclosable Information”, as described in Section 19.3(d)). Owner agrees to abide by the provisions of this Section 19.3 governing the disclosure of Contractor’s Proprietary Data.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(b)                                 Contractor Disclosable Information.  Contractor Disclosable Information consists of the following Proprietary Data that has been developed by Contractor, to the extent such Proprietary Data does not include Contractor Non-Disclosable Information as described in Section 19.3(d) below:

(i)                                     [**];

(ii)                                  [**];

(iii)                               [**];

(iv)                              [**];

(v)                                 [**];

(vi)                              [**];

(vii)                           [**]; and

(viii)                        [**]:

(1)                                  [**]

(2)                                  [**]

(3)                                  [**]

(4)                                  [**]

(5)                                  [**]

(6)                                  [**]

(7)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(8)                                  [**]

(9)                                  [**]

(c)                                  Information. Contractor Disclosable Information may be disclosed by Owner to third parties without prior notice to Contractor, provided that such disclosure is exclusively for the Facility Purposes and provided that:

(i)                                     Owner shall take reasonable steps to minimize the disclosure of Contractor’s Proprietary Data to only that information necessary for a Recipient to perform its contracted functions;

(ii)                                  Owner shall execute an agreement with the Recipient governing the disclosure of Contractor’s Proprietary Data consistent with Section 19.2(c)(ii);

(iii)                               Contractor has the right to audit Owner’s records and the contents of any agreements (subject to Owner’s right to protect Proprietary Data of Owner and third parties) executed between Owner and a Recipient governing the disclosure of Contractor’s Proprietary Data (Owner shall have the right to redact portions of such agreements not relevant to confidentiality); and

(iv)                              The provisions of Section 19.2(c)(iii), (iv) and (v) shall apply to such disclosure.

(d)                                 Contractor Non-Disclosable Information.  Contractor Non-Disclosable Information consists of the following information that has been developed by Contractor:

(i)                                     [**];

(ii)                                  [**];

(iii)                               [**];

(iv)                              [**];

(v)                                 [**];

(vi)                              [**];

(vii)                           [**]; and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(viii)                        Information which contains confidential intellectual property of Contractor’s Subcontractors or other Contractor utility customers which is licensed to Contractor and which Contractor has the right to sub-license to Owner, or confidential intellectual property of Contractor’s Subcontractors licensed directly to Owner.  Exhibit O-2 contains the list of such confidential intellectual property identified as of the Effective Date, and these items are subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements provided or identified. The list in Exhibit O-2 will be updated by Contractor during the Work as such additional third party license agreements are identified and required as part of the Work and to update the list for any newer versions or replacements of the software or other confidential information, as applicable.  Contractor shall not remove an item from Exhibit O-2 without Owner’s mutual agreement.  For license agreements with such third-parties necessary for maintenance or operation of the Facility for items such as those identified in Exhibit O-2 but not previously executed, Contractor agrees to make commercially reasonable efforts to negotiate terms consistent with the provision of this Article 19 permitting Contractor to sub-license to Owner confidential information received by Contractor from Contractor’s Subcontractors or other contractor utility customers.

(e)                                  Procedures Pertaining to Contractor Non-Disclosable Information.  Upon written request by Owner, Contractor shall consider the release of Contractor Non-Disclosable Information. The request shall identify the information requested to be disclosed, the work that is to be performed and the name of the intended Recipient. The request shall be reviewed by Contractor for acceptability for disclosure based on the principle, agreed to by Owner and Contractor, that Contractor has the right to protect its proprietary information in which it has made a substantial investment and which required substantial innovation, balanced against whether such disclosure would jeopardize such proprietary rights of Contractor and the principle that Owner has the right to assure that services associated with maintenance and operation of the Facility are in all respects prudent, including cost, and thus may need to be performed by third party service providers. The determination of whether or not to disclose the information shall be made by Contractor in its discretion based on the above principles. [**]  If Contractor agrees to the disclosure of such information, the specific information to be provided to the Recipient (subject to Owner’s right to protect Proprietary Data of Owner and Recipient) shall be subject to review and approval by Contractor and shall be governed by the terms of the confidentiality agreement with the Recipient substantially in the forms set forth in Exhibit O-1.

(f)                                    Documents Containing Combined Information. Where a document marked “Proprietary” or the like contains Contractor Disclosable Information and Contractor Non-Disclosable Information, Owner shall not disclose any Contractor Non-Disclosable Information without Contractor’s prior written consent.  Owner shall have the right to:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(i)                                     request Contractor to prepare and verify the accuracy of a version of such document containing only Contractor Disclosable Information;

(ii)                                  request Contractor to prepare and verify the accuracy of a document which contains the specific information requested by the third party service provider; or

(iii)                               itself extract the Contractor Disclosable Information from such document and provide the Disclosable Information to the third party service provider in accordance with the procedures set forth in Section 19.3(c).  Owner shall make commercially reasonable efforts to give notice to Contractor’s currently-assigned designated contact of the proposed disclosure of any extract of Contractor Disclosable Information and, at least five (5) Business Days prior to such disclosure, shall provide such extract to Contractor for review. All right, title and interest in Contractor Disclosable Information contained in such document or material prepared by Owner remains with Contractor and, for the avoidance of doubt, is hereby assigned to Contractor.

(iv)                              Contractor shall be reimbursed on a Time and Materials Basis for the preparation and verification of documents for Owner under Section 19.3(f)(i) and (ii) above.  Contractor shall assume no liability for, and will not warrant the accuracy or validity of, any version of a document containing Disclosable Information prepared by Owner pursuant to Section 19.3(f)(iii) above.

(g)                                 Additional Procedures.  Owner and Contractor shall each designate a contact person for the purposes of administering the disclosure of Contractor’s Proprietary Data.  Owner’s designated contact shall be responsible for (i) ensuring that an agreement is executed with the Recipient governing the disclosure of Contractor’s Proprietary Data consistent with Section 19.2(b)(ii) before the information is released, and (ii) making formal requests to Contractor for the release of information designated as Contractor Non-Disclosable Information.  Contractor’s designated contact shall be responsible for (i) handling and expediting responses to Owner’s requests for release of information not specifically designated as disclosable and (ii) conducting periodic reviews of Owner’s records listing the Recipients and purposes of disclosure of Contractor Proprietary Data.

19.4                           Ownership of Rights in Documentation.  The rights, title and interests in and to the copies of Documentation provided to Owner shall be owned by Owner, provided that all rights, title and interests in and to Contractor’s or third party’s Proprietary Data within the Documentation shall remain with Contractor or the applicable third party, subject to the provisions of this Article 19. The types of Documentation to be received by Owner are listed in Table 2 of Exhibit A.

19.5                           Ownership of Invention Rights.  Contractor shall retain the ownership rights in any and all discoveries and inventions (patentable or unpatentable) that Contractor or any of its Subcontractors makes, creates, develops, discovers or produces in connection with the design, manufacture, testing, analysis, maintenance or construction of the Facility or performance of the Work; provided, however, that Contractor hereby grants to Owner a transferable (but only as part of the sale or transfer of the Facility), royalty-free, fully paid up, irrevocable, nonexclusive

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

license to use such discoveries and inventions for the purposes of Facility (and associated simulator) maintenance, operation, training, repair, decommissioning and compliance with Laws.

19.6                           Software.  Software provided to Owner by Contractor shall be subject to the software license provisions set forth in Exhibit M-1.

19.7                           Publicity.  Each Party shall use commercially reasonable efforts to consult with the other Party before issuing any press releases or other public announcements involving any details of this Agreement other than that the Parties are or have had discussions with the other, except that the foregoing shall not be required if necessary to comply with Law or in the case of an emergency.

ARTICLE 20 — ENVIRONMENTAL; HAZARDOUS MATERIALS

20.1                           Material Safety Data Sheets.  To the extent required by applicable Law, Contractor shall provide to Owner Material Safety Data Sheets covering Hazardous Materials to be furnished, used, applied, or stored by Contractor, or any of its Subcontractors, at the Site in connection with the Work.  Contractor shall coordinate with Owner’s Project Director to provide a listing of such Hazardous Materials and their quantities at the Site for purposes of chemical inventory reporting pursuant to 40 C.F.R. Part 370 and similar state regulations.

20.2                           Facility Use, Storage Removal.  When the use or storage of explosives or other Hazardous Materials or equipment is necessary for the performance of the Work, Contractor shall exercise the utmost care and shall carry on its activities under the supervision of properly qualified personnel in accordance with applicable Laws.  Before Unit Mechanical Completion of the Second Unit (or if there is no Second Unit, the First Unit), Contractor shall remove from the Site in accordance with applicable Laws any explosives and other Hazardous Materials that Contractor or its Subcontractors used, stored or located at the Site or any neighboring property, unless the same have been permanently incorporated into the Facility, provided that, if any such explosives and other Hazardous Materials are necessary for completion of the Work, Contractor shall be permitted to retain such explosives and other Hazardous Materials at the Site or any neighboring property but only if, and to the extent, in compliance with the COL and applicable Laws.

20.3                           Handling, Collection, Removal Transportation and Disposal.

(a)                                  Unless otherwise agreed by the Parties, Contractor shall be responsible for the proper handling, treatment, collection, containerizing and removal of Hazardous Materials brought onto the Site or created by Contractor or Subcontractors or spilled or introduced into or at the Site by Contractor or any Subcontractor, including any such Hazardous Materials furnished, used, applied or stored at the Site by Contractor or any Subcontractor, including used oils, greases, and solvents from flushing and cleaning processes performed under the Agreement.  Prior to Unit Mechanical Completion of a Unit, Contractor shall be responsible for the proper handling, storage, transportation, and disposal of any Hazardous Materials brought onto the Site or created by Contractor or Subcontractors. Contractor shall be liable for any fines or penalties imposed for its or its Subcontractors’ failure to comply with applicable Laws with respect to Hazardous Materials for which it is responsible pursuant to this Section 20.3(a).

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(b)                                 At all times during the performance of the Work, Owner shall be responsible for the prompt and proper handling, storage, transportation and disposal of Hazardous Materials existing at, on or under the Site that were not brought onto the Site or created by Contractor or Subcontractors. After Unit Mechanical Completion of a Unit, Owner shall be responsible for the prompt and proper handling, storage, transportation and disposal of Hazardous Materials used or generated with respect to such Unit or remaining at the Site (after proper handling, collection and containerizing by Contractor). As between the Parties, Owner shall be considered the generator for Hazardous Materials existing at, on or under the Site that were not brought onto the Site or created by Contractor or Subcontractors, and shall retain all responsibility and liability with respect to such Hazardous Materials.  Subject to limitations on Santee Cooper’s obligations as a matter of South Carolina law and subject to Contractor’s obligations under Section 20.3(a), Owner shall indemnify Contractor against any penalties levied by any Government Authority for allowing any collected and containerized waste remaining in storage for more than the period allowed by applicable Laws without permit.

(c)                                  Activities performed by each Party in connection with the handling, storage, collection, containerizing, transportation and disposal of Hazardous Materials shall be performed in accordance with the requirements of all Government Authorities and all applicable Laws.

20.4                           Notice of Discovery.  Contractor shall provide prompt written notice to Owner of any suspected Hazardous Materials that Contractor finds during performance of the Work not previously identified by Owner to Contractor.  Owner shall be responsible for any further action required after the discovery. To the extent any such action causes an increase in Contractor’s costs or a delay in the performance of the Work, Contractor shall be entitled to a Change Order pursuant to Article 9.

ARTICLE 21 — TITLE; RISK OF LOSS

21.1                           Transfer of Title.  Except as otherwise expressly provided in this Agreement, title to an item of Equipment shall pass to Owner upon payment in full by Owner to Contractor for such item of Equipment.  The passage of title to Owner shall not be deemed an acceptance or approval of such Equipment (or any Work), affect the allocation of risk of loss, or otherwise relieve Contractor or Owner of any obligation under this Agreement to provide and pay for transportation and storage in connection with the Equipment.

21.2                           Risk of Loss.

(a)                                  Whether or not title has passed to Owner, the risk of loss for each system or structure of a Unit shall remain with Contractor until, and shall pass to Owner upon Turnover of such system or structure. Contractor shall be obligated to replace, repair or reconstruct the Equipment that is lost, damaged, or destroyed before the risk of loss of the Equipment is transferred to Owner, provided that Contractor is reimbursed for performing such replacement, repair, or reconstructions, as applicable, from the Builder’s Risk insurance described in Sections 16.1(b) and 16.2(a)(ii) or as otherwise provided herein.  Notwithstanding the foregoing, and notwithstanding any provision of this Agreement that requires a Party to bear the risk of loss to its own property, during the Turnover process, and until Unit Mechanical Completion and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

thereafter, (i) if Owner or any of its Personnel or Invitees damages any part of a system or structure of a Unit that has not yet achieved Turnover, Owner shall reimburse Contractor on a Time and Materials Basis  to the extent of the negligence of Owner, its Personnel or Invitees, for any amounts not reimbursed by the applicable insurance policy, including the insurance deductibles related to such loss and (ii) if Contractor or any of its Personnel or Invitees damages any part of a system or structure of a Unit that has achieved Turnover, Contractor shall be liable for the insurance deductibles related to such loss subject to and limited by Section 16.2(a)(ii).

(b)                                 Risk of loss to Equipment that Contractor removes from the Facility or from the Site for repair, replacement or refurbishment under the Warranty shall transfer to Contractor at the time of its loading on the carrier at the Facility.  Owner shall reassume the risk of loss upon completion of the unloading of the Equipment from the carrier at the Facility upon completion of such replacement, refurbishment or repair services.

21.3                           Risk to a Party’s Property.  Each Party is responsible for insuring its own property (including the Facility and surrounding property) during the Work and thereafter, and each Party shall extend the benefit of such property insurance to the other. Each Party on behalf of itself and its insurers hereby waives all rights of recovery (including subrogation rights) against the other Party (including Contractor Interests) for any loss or damage to its property during the Work and thereafter, including the deductibles under any insurance policy. Notwithstanding the foregoing, however, should a Party cause damage to the other Party’s property (including the Facility and surrounding property), such Party shall be responsible for the other Party’s deductible under its insurance policy, up to (and limited to) [**].  For the avoidance of doubt, Contractor’s liability for the payment of such amount shall not be reimbursable hereunder.  Owner shall reimburse Contractor on a Time and Materials Basis for  its work to remedy such loss or damage that exceeds such amount, whether based on contract, tort (including fault, negligence and strict liability) or otherwise.  The foregoing shall apply notwithstanding any other provision to the contrary.

ARTICLE 22 — SUSPENSION AND TERMINATION

22.1                           Suspension by the Owner for Convenience.

(a)                                  Owner may, without cause, order Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as Owner may determine. Any such suspension of the Work shall entitle Contractor to a Change Order pursuant to Article 9.

(b)                                 Owner shall continue to meet the payment obligations to Contractor during any suspension, delay or interruption for Work actually performed.

(c)                                  During any suspension, Contractor shall take reasonable precautions to protect, store and secure the Equipment against deterioration, loss or damage and to minimize the charges for the suspension.

(d)                                 Contractor shall resume any suspended Work promptly following receipt of notice from Owner to do so.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

22.2                           Termination by Owner for Cause.

(a)                                  Without limiting any other rights that it may have hereunder, Owner may terminate the Agreement upon notice to Contractor if:

(i)                                     Contractor is in breach of a material provision of this Agreement and fails to cure the breach within [**] following written notice of such breach or, if such breach is not capable of being cured within such [**] period, such longer period as is reasonably necessary so long as Contractor has commenced the cure within such [**] period and thereafter diligently pursues the cure;

(ii)                                  [**];

(iii)                               unless due to an Uncontrollable Circumstance, Substantial Completion of a Unit is delayed by more than [**] past the Guaranteed Substantial Completion Date for such Unit and Contractor is not, in the reasonable opinion of Owner, exercising due diligence to correct same; or

(iv)                              a Consortium Member is Insolvent.

(b)                                 When Owner terminates the Agreement for one of the reasons stated in Section 22.2(a), Contractor shall not be entitled to receive further payment until the Work is finished subject to the provisions set forth in Section 22.2(c)(iii).

(c)                                  Upon any termination pursuant to this Section 22.2, Owner may at its option elect to: (i) assume responsibility for and take title to and possession of the Facility and Work and Equipment remaining at the Site and Equipment located outside the Site for which payment in full or in part has been made by Owner; (ii) succeed automatically, without the necessity of any further action by Contractor, to the interests of Contractor in any or all Subcontracts entered into by Contractor with respect to the Work (if such Subcontracts permit), and shall be required to compensate such Subcontractors if acceptable to such Subcontractors only for compensation becoming due and payable to such parties for goods and services provided under the terms of their Subcontracts with Contractor from and after the date Owner elects to succeed to the interests of Contractor in such Subcontracts and (iii) request that Contractor continue to perform the Work or any portion thereof pursuant to a separate agreement.  In the event of any termination pursuant to this Section 22.2, Owner may, at its option, finish the Work and other work by whatever method Owner may deem expedient.

(d)                                 If the unpaid balance of [**] exceeds the costs of finishing [**] the Work (including all reasonable administrative and other direct costs incurred as a result of such termination), such excess shall be paid to Contractor. If the cost of finishing [**] the Work

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(including all reasonable direct costs for Owner to administer the completion of the Work and other direct costs incurred by Owner as a result of such termination) exceeds the unpaid balance of [**], Contractor shall pay the difference to Owner.

(e)                                  [**]

22.3                           Termination by Owner for Convenience.

(a)                                  Owner may, at any time, terminate the Agreement for Owner’s convenience and without cause.

(b)                                 In the event of termination for Owner’s convenience prior to the issuance of the Full Notice to Proceed, Contractor shall be entitled to receive payment for its Termination Costs.

(c)                                  If Owner terminates for its convenience after the issuance of the Full Notice to Proceed, Contractor shall be entitled to receive payment for its Termination Costs and Owner shall pay to Contractor a termination fee of [**]. [**] In the event that Owner has exercised its right under Section 3.3(b) to cancel the Second Unit prior to issuance of the Full Notice to Proceed and, subsequent to issuance of the Full Notice to Proceed but within one (1) year following the cancellation of the Second Unit, terminates this Agreement for its convenience, the Profit shall be determined as if both Units were cancelled after issuance of the Full Notice to Proceed. The one (1) year period described in the preceding sentence shall be extended by the duration of any period of suspension of the Work pursuant to Section 22.1 that is initiated during such one (1) year period.

(d)                                 Upon such termination and payment, the Parties shall have no further liability to one another other than any liability that arose prior to the termination of this Agreement pursuant to this Section 22.3 and the Parties’ obligations under Section 22.6.

22.4                           Suspension and Termination Due to Other Circumstances.

(a)                                  In the event that Owner does not issue the Full Notice to Proceed as established in Section 3.3(b), Contractor shall have the right to suspend its Work, demobilize its forces and take such other actions as are reasonably needed to address the consequences of a delay in the Work, including the suspension or cancellation, as applicable of the Work being performed under Subcontracts. Prior to initiating such suspension, Contractor shall issue a notice

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

to Owner stating the basis for such suspension. Once the event that allowed Contractor to suspend Work under this Section 22.4(a) has occurred, Owner and Contractor shall negotiate a Change in the Contract Price, Project Schedule (including the Guaranteed Substantial Completion Date(s)), and such other applicable terms and conditions of this Agreement to reflect the effect of such event, including, without limitation, the suspension of the Work, and the demobilization and remobilization of Contractor’s and the Subcontractors’ forces, as applicable. Contractor shall incorporate agreed upon changes in a Change Order[**]. [**]

(b)                                 Either Party may terminate this Agreement in the event that DOE fails to fund all NuStart AP1000 Nuclear Power Plant COL activities and AP1000 Nuclear Power Plant design finalization substantially on the schedule set forth in Exhibit E, and within [**] following such failure, the Parties have not agreed, pursuant to good faith negotiations, on an alternative funding method satisfactory to the Parties;

(c)                                  In the event that through no act or fault of Contractor or a Subcontractor, one or more suspensions, delays or interruptions of the Work by Owner or due to an Uncontrollable Circumstance constitute in the aggregate more than [**] or more than [**] out of any [**] period, or (unless due to a breach by Contractor of its obligations under this Agreement or a failure by Contractor to comply with applicable Law) an order of a Government Authority having jurisdiction over the Facility which requires the Work to be permanently stopped (or stopped for greater than one year), Contractor shall have the right to notify Owner that it intends to terminate the Agreement. If Owner does not agree to such termination within [**] following Contractor’s notice, Owner and Contractor shall negotiate a Change in accordance with Article 9 to reflect the effect of suspension, delay or interruption of the Work. Contractor shall incorporate agreed upon changes in a Change Order or, in the absence of agreement, shall prepare a proposed Change Order reflecting the changes it deems necessary to reflect the effect of the suspension, delay or interruption. Within [**] following receipt of the requested Change Order from Contractor, Owner shall notify Contractor whether it (i) accepts the Change Order as proposed by Contractor, (ii) desires to have disputed issues in the Change Order resolved under the terms of Article 27 or (iii) desires to terminate this Agreement. If Owner does not (x) accept the Change Order as proposed by Contractor, (y) notify Contractor of its desire to have disputed issues resolved under Article 27 or (z) issue notice of termination within such [**] period, Contractor shall have the right to terminate this Agreement upon [**] notice to Owner.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(d)                                 [**]

(e)                                  In the event of termination pursuant to this Section 22.4, Contractor shall be entitled to receive payment for its Termination Costs; [**].

22.5                           Termination by Contractor.

(a)                                  Contractor may terminate this Agreement for any of the following reasons:

(i)                                     Owner fails to make payment to Contractor in accordance with the Agreement for a period exceeding [**] after an undisputed invoice has become due, or Owner fails to make payment to Contractor of disputed amounts in accordance with the provisions of Section 8.4(b)(i) for a period exceeding [**] following the date provided for in Section 8.4(b)(i), provided, in either case, that Contractor has provided the notices of overdue payment as required under Section 8.4(c);

(ii)                                  Owner is in breach of a material provision of this Agreement and fails to cure the breach within [**] following written notice of such breach or, if such breach is not capable of being cured within such [**] period, such longer period as is reasonably necessary so long as Owner has commenced the cure within such [**] period and thereafter diligently pursues the cure; or

(iii)                               Either SCE&G or Santee Cooper is Insolvent unless the other of SCE&G or Santee Cooper has provided security for payments that would be due from such Insolvent Person in accordance with Section 8.6 and no other changes to this Agreement have resulted from proceedings involving the Person that is Insolvent.

(b)                                 Upon termination of this Agreement pursuant to this Section 22.5, Contractor shall be entitled to receive payment from Owner as if it were a termination for Owner’s convenience under Section 22.3.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

22.6                           Actions Required of Contractor upon Termination.  Upon receipt of a notice of termination from Owner or the issuance of a notice of termination by Contractor, Contractor shall:

(a)                                  in an orderly manner and consistent with safety considerations, cease operations as directed by Owner in the notice;

(b)                                 take actions necessary, or that Owner may direct, for the protection and preservation of the Work (wherever located); and

(c)                                  except for Work directed to be performed prior to the effective date of termination stated in the notice, enter into no further contracts and purchase orders.

Upon receipt of a notice of termination for convenience from Owner, a notice of termination for cause from Owner pursuant to Section 22.2, or a notice of termination from Owner or Contractor, as applicable, pursuant to Section 22.4, Contractor shall use commercially reasonable efforts for a commercially reasonable time to sell to a third party the Equipment for which Owner has made Milestone Payments or to cancel such Equipment orders. Contractor shall consult with Owner with respect to such sale or cancellation to determine which is the preferred course of action. If Contractor sells the Equipment to a third party, then the net sales price for the Equipment paid to Contractor shall be remitted to Owner when received by Contractor. If Contractor determines that it is able to use the Equipment for another customer, the price to be charged to the other customer for such Equipment shall be refunded to Owner as such payments are received from the other customer.  If Equipment for which Owner has made Milestone Payments cannot be sold, cancelled or designated for another customer, then, at Owner’s request, Contractor shall assign to Owner, and Owner shall assume, all rights and obligations under such Subcontract. Owner shall pay Contractor for such activities on Owner’s behalf as follows: (i) for Westinghouse, its Recoverable Costs plus SGA and Pro Rata Profit on such costs and (ii) for Stone & Webster, its costs and expenses on a Time and Materials Basis.  In each instance under this Article 22 in which Termination Costs are due from Owner, such Termination Costs shall be determined following the performance of the undertakings of Contractor pursuant to this paragraph (other than the obligation to refund to Owner amounts received from a third party or another customer as provided above).

ARTICLE 23 – SAFETY; INCIDENT REPORTING

23.1                           Environmental, Health and Safety Programs.  Contractor shall be responsible for initiating, maintaining and supervising the safety precautions and programs in connection with its performance of its Work under the Agreement, including necessary precautions and programs for the Site and any areas adjacent to the Site under its supervision and/or control.  Contractor shall comply with applicable workplace safety Laws governing the Work and/or Site.

23.2                           Designated Contractor Safety Representative.  Contractor shall designate a responsible, qualified person in Contractor’s organization at the Site whose duty shall be the prevention of incidents and injuries and addressing unsafe and undesirable conditions and behavior for each of the following three (3) areas: environmental matters (U.S. Environmental Protection Agency and any applicable state agency), health matters (industrial hygiene and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

employee health hazard prevention/mitigation) and safety matters, as each area relates to construction activities generally and the Work specifically.  One individual may be designated for more than one of these three areas if the individual is qualified in the relevant areas.

23.3                           OSHA and Other Laws.  Contractor shall provide notices and comply with applicable workplace safety Laws, including the Occupational Safety and Health Act (“OSHA”) and provisions of the Americans with Disabilities Act relevant to workplace safety. Contractor shall maintain the logs required under OSHA.

(a)                                  Contractor represents that it is familiar with the Site, the Work to be performed, the Equipment to be provided, the hazards of the Work, and, if applicable, the Material Safety Data Sheets for, and the hazards of, the Hazardous Materials that Contractor is expected to provide. Contractor represents that it is familiar with the labeling system used in the workplace.

(b)                                 Contractor acknowledges that OSHA and regulatory standards or state plan equivalent (collectively, the “OSHA Standards”) require that its employees be trained in various subjects, such as, but not limited to, the hazards of, and standards applicable to, the Work (29 C.F.R. § 1926.21(b)(2)) (applicable to construction work), lockout/tagout (29 C.F.R. § 1910.147), confined space entry (29 C.F.R. §§ 1926.21(b)(6) or 1910.146), and asbestos (29 C.F.R. §§ 1910.1001 or 1926.1101).  Prior to performing Work on the Site, Contractor’s employees and their supervisors shall, as required, have been trained in accordance with all applicable OSHA Standards relating to the duties they perform or supervise, and they shall have been trained to recognize and avoid any hazards related to the Work, and to perform the Work safely and without danger to any employee or to any property.

(c)                                  Contractor represents that its employees are or shall be equipped with the personal protective equipment required by applicable OSHA Standards in 29 C.F.R. Parts 1926 and 1910, and with the personal protective equipment required to protect its employees against other serious health or safety hazards.  Contractor agrees that it shall discipline its employees who violate any OSHA Standards or applicable Laws in accordance with its own policies and procedures.

(d)                                 Contractor shall comply with all OSHA Standards applicable to the Work, including those requiring pre-employment testing of employees, such as, but not limited to, pulmonary testing, blood testing, urine testing, hearing testing, respirator fit testing, drug screening, and/or applicable medical surveillance testing.

(e)                                  Contractor shall comply with its safety programs and/or any Site specific safety plans which Owner has reviewed and accepted.

(f)                                    Within a reasonable time following a specific request by Owner, and to the extent permitted by applicable Law, Contractor shall provide to Owner copies of training materials for its employees concerning a particular safety and health standard and/or particular substantive or technical training requirement of the job.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

23.4                           Worksite Safety.

(a)                                  Contractor shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to Persons and property resulting from the Work, including:

(i)                                     Contractor or Subcontractor employees and other Persons performing the Work and any Persons who may be affected by the performance of the Work;

(ii)                                  the Equipment to be incorporated into the Facility, whether in storage on or off the Site or under the care, custody or control of Contractor or Subcontractors; and

(iii)                               other property at or adjacent to the Site, including trees, shrubs, lawns, walks, pavements, roadways, structures and utilities.

(iv)                              Contractor shall erect, maintain or undertake, as required by existing conditions and the performance of the Agreement, reasonable safeguards for the safety and protection of Persons and property, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notifying Owner and users of adjacent sites and utilities.  Those precautions may include providing security guards.

(v)                                 Contractor agrees to provide to Owner the name, title, and phone number of its emergency contact person prior to the commencement of the Work.

23.5                           Dangerous Materials.  When the use or storage of explosives or other dangerous materials or equipment or unusual methods are necessary for the Work, Contractor shall exercise utmost care and carry on its activities only under the supervision of properly qualified personnel.  Contractor shall notify Owner’s Project Director prior to bringing any explosives onto the Site.

23.6                           Cooperation in Governmental Investigations and Inspections.  Contractor and its Subcontractors shall provide reasonable assistance to Owner in responding to requests and inspections by any Government Authority for information in connection with the Work involving Contractor or its Subcontractors.  Contractor shall provide the NRC the facilities, furnishings, conveniences and access set forth in 10 C.F.R. § 50.70 and shall take good faith efforts to keep confidential the presence of any representative of the NRC at the Site as provided in 10 C.F.R. § 50.70(b)(4).

23.7                           Audit.  To the extent permitted by applicable Law, and in response to specific and identifiable concerns, Contractor shall permit Owner to review and copy Contractor’s documents related to those specific and identifiable safety and health concerns at the Site.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

ARTICLE 24 – QUALIFICATIONS AND PROTECTION OF ASSIGNED PERSONNEL

24.1                           Screening Measures.  A fitness for duty and security screening program (“Screening Measures”) shall be established for all Contractor and Subcontractor employees for the Work. This program shall comply with the regulations set forth in the Laws governing new nuclear build construction. This program shall contain:

•                                          Prohibition of the use, transportation, sale, or possession of illegal drugs

•                                          Prohibition of the use or possession of alcohol beverages on the Site

•                                          Requirement that employees be fit for duty at all times while on the Site

•                                          Requirement that employees submit to drug and alcohol testing during preaccess screening, for-cause testing, and post event testing, as necessary

•                                          Requirement that all employees must immediately report known, suspected, or potential violations of this policy to supervisory personnel or management

•                                          Requirement that a subset of workers who perform important safety functions be subject to random testing

•                                          Protection of information and records to assure confidentiality

•                                          Requirement that employees consent to a search or inspection of the individual’s property while on the Site.

In addition to pre-access screening for drugs and alcohol an identity check and screening for criminal history shall be performed.  A law enforcement criminal records check on all potential employees that shall include:

•                                          Verification of identity

•                                          A criminal history check of the individual shall be performed

•                                          Prior to a final adverse determination, the applicant shall be informed of the basis for potential denial of access to the Site to assure the accuracy of the basis for such denial.

During preaccess screening a probationary period of not to exceed thirty (30) Days shall be granted to allow for the testing and prescreening to be performed while the employee is put to work.

24.2                           Contractor’s Personnel.  Contractor shall comply with applicable labor and immigration Laws that may impact Contractor’s Work under this Agreement, including the Immigration Reform and Control Act of 1986 and Form I-9 requirements.  Contractor shall perform the required employment eligibility and verification checks and maintain the required employment records.  Contractor acknowledges and agrees that it is responsible for conducting

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

adequate screening of its employees and agents prior to starting the Work.  By providing an employee or Subcontractor under this Agreement, Contractor warrants and represents that the Screening Measures with respect to such employee or Subcontractor have been completed and that such Screening Measures did not reveal any information that could adversely affect such employee’s or Subcontractor’s suitability for employment or engagement by Contractor or competence or ability to perform duties under this Agreement.  If in doubt whether a suitability, competence or ability concern exists, Contractor shall discuss with Owner the relevant facts and Owner shall determine, in its sole discretion, whether such Person should be allowed to perform the Work.  Owner, in its sole discretion, shall have the option of barring from the Site any person whom Owner determines does not meet the qualification requirements set forth above.  In all circumstances, Contractor shall ensure that the substance and manner of any and all Screening Measures performed by Contractor pursuant to this Section conform fully to applicable Law.  Contractor shall submit to Owner for approval a set of work rules that applies to all Contractor and Subcontractor employees. This set of work rules shall establish Contractor’s and Subcontractor’s disciplinary action policy and hiring and termination policy.  This policy shall detail the actions to be taken by Contractor and Subcontractors for acts of misconduct, negligence and incompetence of their employees. The disciplinary action program shall be progressive up to termination and the barring of employee from future employment.

24.3                           Training of Employees.  Contractor represents that all Contractor and Subcontractor personnel shall as required be trained regarding environmental, OSHA and NRC requirements and any other matters required by applicable Laws and relevant to the Work.

24.4                           NRC Whistleblower Provision.  Contractor and its Major Subcontractors shall comply with the requirements of Section 211, “Employee Protection,” of the Energy Reorganization Act of 1974, 42 U.S.C. § 5851, as amended; 10 C.F.R. § 50.7, “Protection of Employees Who Provide Information” and 29 C.F.R. § 24 (collectively, the “Whistleblower Provisions”).  Contractor shall implement a program and develop procedures to advise all of Contractor’s and the Major Subcontractors’ personnel that they are entitled and encouraged to raise safety concerns to Contractor’s management, to Owner, and to the NRC, without fear of discharge or other discrimination.

24.5                           Respirator Protection.  For any Work at the Site that shall expose any of Contractor’s or any Subcontractor’s employees or representatives to sources of radiation or require them to wear respiratory protection, Contractor shall require each of these employees or other representatives, prior to entering any radiation area or wearing respiratory protection, to undergo a physical examination to determine if occupational radiation exposure or the wearing of respiratory protection should be avoided because of any medical condition or other circumstance, and in addition, to undergo such physical examination as may be required by applicable Law or by any Government Authority having jurisdiction.  Contractor shall keep a record of the physical examination available for inspection by Owner.  Owner shall assist Contractor in defining the applicable requirements, if requested.

ARTICLE 25 – RECORDS AND AUDIT

25.1                           Technical Documentation.  Except to the extent applicable Laws require a longer retention, Contractor shall maintain and shall cause its Major Subcontractors to maintain all

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

technical documentation relative to the Equipment for a period of [**] after Final Completion.

25.2                           Accounting Records.  Except to the extent applicable Laws require a longer retention, Contractor shall maintain and shall cause its Subcontractors to maintain complete accounting records relating to the Work performed or provided under this Agreement on a Time and Materials Basis or the Target Price, or other reimbursable basis in accordance with generally accepted accounting principles in the United States, as set forth in pronouncements of the Financial Accounting Standards Board (and its predecessors) and the American Institute of Certified Public Accountants, for a period of [**] after Final Completion of a Unit, except that records relating to Sales Taxes for such items must be retained for [**] as specified in Section 25.5.

25.3                           Maintenance of Records Generally.  Notwithstanding anything in Section 25.1 or 25.2 to the contrary, Contractor shall ensure that its maintenance of records complies with the applicable provisions of 10 C.F.R. § 50.71.

25.4                           Right to Audit.  If Owner requests verification of Recoverable Costs claimed by Contractor for reimbursement or for any Work performed or provided on a Time and Materials Basis or the Target Price, Owner or its authorized representative shall be permitted to examine and audit Contractor’s records and books, and Subcontractors’ where permitted by contract, related to those costs.  The right to initiate any audit shall expire, with respect to any such cost, [**] after the cost was incurred. Such audit shall provide Owner with a reasonable opportunity to verify that all costs and charges have been properly invoiced in accordance with the terms of this Agreement. Owner shall not be entitled to any information that would enable Owner to determine [**] unless access to this information is needed to support a request made by Owner or Contractor for a change in indices in accordance with Article 7.  If any audit by the auditor reveals charges to or paid by Owner as charges or fees which are incorrectly charged, then Owner shall be entitled upon demand for a refund from Contractor of such amounts, together with interest at [**] per annum, measured from the date of the incorrect invoice until the date the refund is paid.  Likewise, if any audit or if any examination by any state or local taxing agency reveals additional Sales Tax to be imposed upon Contractor for under collection of tax from Owner on a taxable sale, then Contractor shall be entitled, upon demand, to a payment from Owner of all such amounts, together with any interest and penalties imposed by any state or local taxing agency.  Notwithstanding anything in this Section 25.4 to the contrary, Owner shall not be restricted from any audit rights, including any right to conduct audits directly without any intermediary, which it is required to have in order to comply with applicable Laws, including the regulations of the NRC.

25.5                           Sales Tax Records.  Contractor shall provide or provide access to the information, documents, receipts, invoices, and data to Owner on a monthly basis, or as Owner may from time to time reasonably request and as may be specifically required by the South Carolina state tax regulations for non-tax exempt items, and otherwise fully cooperate with Owner in connection with the reporting of (a) any Sales Taxes payable with respect to the Work and (b) any

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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assessment, refund claim or proceeding relating to Taxes payable with respect to the Work.  This may include a monthly assessment visit from the South Carolina state tax department to review this information.  Contractor shall require its Major Subcontractors to provide to Contractor all information and data Contractor may reasonably request for purposes of complying with this Article and otherwise fully cooperate with Owner. Contractor shall retain, and shall require Major Subcontractors to retain, copies of such documentation and all documentation relating to purchases relating to the Work or the payment of Sales Taxes, if any, for a period of not less than [**].  Contractor shall ensure that its contracts with all Major Subcontractors effectuate the provision of this Section 25.5.  Contractor’s obligations under this Section shall survive the termination, cancellation or expiration of this Agreement for any reason and shall last so long as is necessary to resolve any and all matters regarding Taxes attributable to the Work.  This information is intended solely for the use of tax compliance.

ARTICLE 26 – TAXES

26.1                           Employment Taxes.  Contractor shall be responsible for payroll or employment compensation taxes, Social Security taxes, or for labor-related withholding taxes for Contractor and its Subcontractors or any of their employees (“Employment Taxes”).

26.2                           Sales and Use Taxes on Contractor Tools.  Contractor shall pay the taxes on Contractor’s purchases of goods, tools, equipment, supplies and other consumables which are not permanently incorporated into the Facility and which remain the property of Contractor.  Contractor shall also pay the taxes attributable to Contractor’s Construction Equipment, temporary buildings and other property used by Contractor in its performance of this Agreement.  Allowance for such taxes is included in the Firm Price and Fixed Price, and Contractor shall pay those taxes when assessed, without claim against Owner for reimbursement for Work under the Firm Price and Fixed Price, but shall be reimbursed for such charges for Work under the Target Price and for Work performed on a Time and Materials Basis.  Contractor shall impose a similar obligation on all Subcontractors and shall ensure that no Subcontractor providing Firm Price or Fixed Price Work shall have any claim against Owner for reimbursement of those taxes.

26.3                           Sales and Use Tax on Equipment.  Notwithstanding the above, the Firm Price, Fixed Price and Target Price does not include monies for the payment of any sales and use taxes on Equipment incorporated into the Facility.  Contractor shall consult with Owner on Equipment purchases and work with Owner to obtain the most favorable sales and use tax benefits for Owner.

26.4                           State Property Taxes.  Contractor and Owner agree that Owner shall be responsible for the filing requirements and payment obligations for all state and local taxes on the Site and the Equipment incorporated (and to be incorporated) into the Facility, provided that Contractor shall be responsible for the filing of property tax returns and the payment of state and local property taxes on Construction Equipment, tools and material which are not incorporated into the Facility and which are owned, used or leased by Contractor to perform the Work.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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26.5                           Tax Indemnification.

(a)                                  Except in cases where the imposition of any Tax is the result of the negligence or willful or wanton misconduct by Contractor, Owner shall defend, reimburse, indemnify and hold Contractor harmless for the costs and expenses (including any resulting Taxes, interests and penalties) incurred by Contractor as a result of (i) Owner’s formal protest to any Government Authority of any Employment Taxes or Sales Taxes paid or assessed or any property taxes paid or assessed by Government Authorities on the Site or the Equipment, or any other similar Tax, whether local, state or federal, including any litigation expenses in the event Owner decides to protest any such Taxes or (ii) an audit or other investigation by any Government Authority, including the defense and any resulting Tax liability in connection therewith. Owner shall not be responsible for any costs incurred by Contractor necessary to substantiate or verify information for any Tax audit conducted by any Government Authority in the normal course of business.

(b)                                 Except in cases where the imposition of any Tax is the result of the negligence or willful or wanton misconduct by Owner, Contractor shall defend, reimburse, indemnify and hold Owner harmless for the costs and expenses (including any resulting Taxes) incurred by Owner as a result of (i) Contractor’s formal protest to any Government Authority of any Employment Taxes, or any Sales Tax or any property tax paid or assessed by any Government Authority on Contractor’s Construction Equipment, tools and materials that are not incorporated into the Facility, or any other similar Tax, whether local, state or federal, including any litigation expenses in the event Contractor decides to protest any such Taxes or (ii) an audit or other investigation by any Government Authority, including the defense and any resulting Tax liability in connection therewith. Contractor shall not be responsible for any costs incurred by Owner necessary to substantiate or verify information for any Tax audit or investigation conducted by any Government Authority in the normal course of business.

26.6                           Pollution Control Equipment Information.  Contractor shall supply Owner with all reasonable information requested by Owner for qualifying air, water or noise pollution control and other equipment for exemption from sales and use taxes, property taxes and any other tax credits, refunds or exemptions available to Owner.  Owner shall supply Contractor with all reasonable information and cost analyses requested by Contractor for qualifying air, water or noise pollution control equipment for exemption from sales and use taxes, property taxes and any other credits, refunds or exemptions available to Contractor.

26.7                           Non-resident Contractor.  Contractor shall comply with Section 12-8-550 of the Code of Laws of South Carolina (1976), as amended, which requires any nonresident contractor providing labor in the State of South Carolina to register with the South Carolina Department of Revenue or Secretary of State to avoid the withholding of two percent (2%) of each payment made to the nonresident contractor.

ARTICLE 27 – DISPUTE RESOLUTION

27.1                           Claims.  A “Claim” is any claim, dispute or other controversy arising out of or relating to this Agreement, including Change Disputes.  Claims must be initiated by written notice.  The responsibility to substantiate Claims shall rest with the Party making the Claim. The

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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other Party shall provide reasonable cooperation in making available non privileged information in its possession or control that is relevant for purposes of substantiating the Claim.

27.2                           Change Dispute.  A Party shall provide written notice to the other Party of any dispute or disagreement that such Party may have regarding a request for a Change or a notice of a Change given by either Party (“Change Dispute”), which notice shall contain such Party’s position with respect to such Change Dispute (the “Change Dispute Notice”).  Such Party shall provide the Change Dispute Notice to the other Party no earlier than fifteen (15) Days after such Party (a) submitted a notice of Change without having received either (i) a written response from the other Party or (ii) a response from the other Party regarding a notice of Change that is unsatisfactory to such Party or (b), in the case of Section 9.2, Contractor has received from Owner a request for a Change that Contractor does not believe conforms to the requirements of Section 9.2, or a dispute otherwise arises out of Section 9.2.

27.3                           Resolution by Negotiation.

(a)                                  As an express condition precedent to commencement of any further proceedings with respect to a Claim (except as may be provided under any applicable lien statute), the Party making such Claim shall notify the other Party’s Project Director in writing of such Claim.  The Contractor’s Project Director and the Owner’s Project Director shall meet within thirty (30) Days of receipt of the written notice of such Claim for the purpose of attempting to resolve the Claim.

(b)                                 If, after the Contractor’s Project Director and the Owner’s Project Director meet, the Claim remains unresolved or if no such meeting takes place for any reason within such thirty (30) Day period, then an executive vice president (or equivalent) of (i), in the case of Contractor, each Consortium Member (unless otherwise agreed by the Consortium Members) and (ii), in the case of Owner, each of SCE&G and Santee Cooper (unless otherwise agreed by them) shall meet to attempt to resolve such Claim, as applicable, within fifteen (15) Days from the end of such thirty (30) Day period.

(c)                                  If the Claim remains unresolved after the fifteen (15) Day period described in Section 27.3(b) and the Parties have not mutually agreed in writing to mediate such Claim, then:

(i)                                     with respect to a Claim that exceeds the Threshold Amount, either Party shall have the right to proceed to litigation of such Claim in a court of competent jurisdiction pursuant to Section 27.7; and

(ii)                                  with respect to a Claim that meets or falls below the Threshold Amount, such Claim shall be resolved pursuant to Section 27.5.

(d)                                 The Parties agree to make a diligent, good faith attempt to resolve a Claim as expeditiously as reasonably possible as provided in this Section 27.3.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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27.4         Mediation.

(a)           The Parties may mutually agree in writing to endeavor to resolve a Claim by mediation which, unless the Parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Procedures of the AAA in effect at the time of the mediation.  A request for mediation shall be mutually filed in writing by the Parties with the AAA.  If the mediation has not concluded within sixty (60) Days after its commencement, then, as applicable:

(i)            with respect to a Claim that exceeds the Threshold Amount, either Party shall have the right to proceed to litigation of such Claim in a court of competent jurisdiction pursuant to Section 27.7; and

(ii)           with respect to a Claim that meets or falls below the Threshold Amount, such Claim shall be resolved pursuant to Section 27.5.

(b)           The Parties shall share the mediator’s fee and any AAA filing fees equally.  The mediation shall be held in Charlotte, North Carolina, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements pursuant to Section 27.7.

27.5         Arbitration of Claims Falling Below the Threshold Amount.

(a)           The Parties agree that any Claim meeting or falling below the Threshold Amount (“Arbitrable Claim”) that is not resolved pursuant to Section 27.3 or 27.4 shall be submitted to final and binding arbitration for resolution pursuant to this Section 27.5 and in accordance with the Construction Industry Arbitration Rules of the AAA in effect at the time of the arbitration, except as modified by this Section 27.5 or otherwise agreed by the Parties.

(b)           Unless the Parties otherwise mutually agree in writing, the arbitral panel (“Arbitral Panel”) shall consist of three (3) people.  Within ten (10) Days after the expiration of the fifteen (15) Day period described in Section 27.3(b), each Party shall give written notice of its selection of a person to serve as a member of the Arbitral Panel (“Member”), who shall have no less than ten (10) years of experience in the litigation of complex disputes including preferably experience in the power plant construction industry.  If a Party fails to notify the other Party of the selection of its Member within such fifteen (15) Day period, then such Member shall be appointed by the AAA.  Within thirty (30) Days after the selection of the Members of the Arbitral Panel, the Members shall mutually agree in writing on their nomination of two (2) persons to serve as the chairman of the Arbitral Panel, who shall be practicing attorneys validly licensed to practice law in a jurisdiction in the United States and/or retired judges, and who shall have no less than twenty (20) years of experience in the litigation of complex disputes including preferably experience in the power plant construction industry (the “Chairman”).  (References herein to “Member” shall include the Chairman unless the context otherwise requires.)  The Members shall then select one of such nominated persons to serve as the Chairman.  In the event that the Members do not mutually agree on the person to serve as the Chairman within such thirty (30) Day period, each Member shall submit its nominated person to AAA, and the AAA shall decide the nominee to serve as the Chairman.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(c)           It being imperative that all Members of the Arbitral Panel be neutral, act impartially, and be free from any conflict of interest, the Parties shall select such persons on the basis that the Members and the Chairman shall:

(i)            have no interest financial or otherwise in either Party nor any financial interest in this Agreement except for payment of its fees and expenses as provided herein;

(ii)           not previously have been employed as a consultant or otherwise by either Party, unless any such relationship has been disclosed in writing and approved by the Parties;

(iii)          have disclosed in writing to the Parties and each other Member and the Chairman as applicable, before being selected and to his or her best knowledge and recollection, any professional or personal relationships with any director, officer or employee of either Party;

(iv)          not, for the duration of the Arbitral Panel, be employed as a consultant or otherwise by either Party, except as may be agreed in writing by the Parties, the other Members and the Chairman;

(v)           not give advice to either Party or its Personnel concerning the conduct of this Agreement, other than in accordance with this Agreement;

(vi)          not have any ex-parte communications with either Party at any time after their selection pursuant to Section 27.5(b);

(vii)         not, while a Member or Chairman, as applicable, enter into discussions or make any agreement with either Party regarding employment by any of them, whether as a consultant or otherwise, after ceasing to act as a Member or Chairman, as applicable; and

(viii)        treat the details of this Agreement and all the Arbitral Panel’s activities and hearings as private and confidential, and not publish or disclose them without the prior written consent of the Parties.

(d)           Each Party shall be responsible for one-half of the fees and expenses of the Arbitral Panel, unless the Arbitral Panel includes an award of fees and expenses in the award.  Contractor shall not include such fees and expenses in any amounts invoiced to Owner under this Agreement.

(e)           Either Party shall be entitled to have any third party join into any proceedings hereunder as a party thereto under this Section 27.5.  A Party may fully defend against any proceedings hereunder, provided that a Party shall not be entitled to make a counterclaim against the other Party unless the counterclaim arises out of the occurrence that is the subject of the pending Arbitrable Claim.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(f)            The Arbitral Panel shall be governed by the provisions of this Agreement and the governing Law, and shall not be entitled to award any punitive, special, indirect, penal, incidental or consequential loss or damages.

(g)           The Parties shall promptly provide the Arbitral Panel with such additional information and access to such facilities and Personnel as the Arbitral Panel may require for purposes of resolving any submitted Arbitrable Claim.  The Arbitral Panel shall use reasonable efforts to resolve any submitted Arbitrable Claim as promptly as reasonably practicable and in any event within sixty (60) Days of the appointment of the Chairman of an Arbitral Panel where the amount in controversy is less than [**] (per claim for monetary relief) or where a schedule dispute (per Contractor claim for schedule relief) is less than thirty (30) Days, or within one hundred eighty (180) Days of the appointment of the Chairman of an Arbitral Panel (or such other number of Days as may be proposed by the Arbitral Panel and accepted by both Parties (which acceptance shall not be unreasonably withheld)) where the amount in controversy is [**] (per claim for monetary relief) or more or where the schedule dispute (per Contractor claim for schedule relief) is thirty (30) Days or more.  Notwithstanding the foregoing, if the Parties mutually agree to a deadline extension or the Chairman determines that it is not feasible to resolve the Arbitrable Claim within the above listed deadlines, then a deadline may be extended to provide additional time to resolve such Arbitrable Claim; provided, that the duration of any such extension shall be set taking into account the agreed upon principle that disputes are to be resolved as expeditiously as possible.  The Parties expressly agree that the Arbitral Panel shall have no power to consider or award any form of damages or remedies barred by this Agreement.

(h)           The decision of the Arbitral Panel shall be issued in a writing that sets forth the Arbitral Panel’s reasoned decision.  The Arbitral Panel shall not be entitled to deviate from the construct, procedures or requirements of this Agreement. In the absence of bias, fraud, or willful misconduct by an arbitrator, any decision rendered by the Arbitral Panel in any arbitration shall be final and binding upon the Parties under the United States Arbitration Act 9 U.S.C. §§ 1 et seq., and judgment thereon may be entered in the court described in Section 27.7.

27.6         Exclusive Resolution Procedures; Equitable Remedies.  The procedures specified in this Article shall be the sole and exclusive procedures for the resolution of Claims (except for lien claims which are governed by statute); provided, however, that, notwithstanding anything in this Article to the contrary, a Party may file a complaint in the court described in Section 27.7 to seek injunctive relief, sequestration, garnishment, attachment, or an appointment of a receiver.  Despite such actions, the Parties shall continue to participate in good faith in and be bound by the dispute resolution procedures specified in this Article.

27.7         Consent to Jurisdiction.  The Parties agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by a Party arising out of or in connection with this Agreement or for recognition or enforcement of any judgment or settlement agreement.  By execution and delivery of this Agreement, each Party accepts, generally and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Agreement.  Each Party hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing court on the basis of forum non-conveniens or improper venue.

27.8         Continuation of Work.  Pending the final resolution of any Claim, Contractor shall proceed diligently with the performance or provision of the Work and its other duties and obligations and Owner shall continue to compensate Contractor as set forth under this Agreement without diminution of effort; provided that Contractor is being compensated for the Work pursuant to the terms of this Agreement, including but not limited to the provisions of Article 8 and provided that the Parties agree that such duties and obligations can be safely and prudently performed.

ARTICLE 28 — NOTICES

All notices, communications, and approvals required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if delivered in person or dispatched by certified mail (return receipt requested), postage prepaid, in any post office in the United States or by any national overnight express mail services (return receipt requested), and addressed as follows:

If to Owner:

South Carolina Electric & Gas Company

Attn: President

Mail Code 190

Columbia, SC 29218

Telephone No.: 803-217-8097

Facsimile No.: 803-217-9336

South Carolina Public Service Authority

Attn: Chief Operating Officer (M602)

One Riverwood Drive

P.O. Box 2946101

Moncks Corner, SC 29461-6101

Telephone No.: 843-761-4087

Facsimile No.: 843-761-7037

With a copy to:

South Carolina Electric & Gas Company

Attn: General Counsel

Mail Code 190

Columbia, SC 29218

Telephone No.: 803-217-8634

Facsimile No.: 803-217-9336

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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South Carolina Public Service Authority

Attn: General Counsel (M603)

One Riverwood Drive

P.O. Box 2946101

Moncks Corner, SC 29461-6101

Telephone No.: 843-761-7007

Facsimile No.: 843-761-7037

If to Westinghouse:

Westinghouse Electric Company, LLC

Attn:  Daniel Lipman

4350 Northern Pike

Monroeville, PA 15146

Telephone No.: (412) 374-6920

Facsimile No.: (412) 374-6677

With a copy to:

Westinghouse Electric Company, LLC

Attn:  General Counsel

4350 Northern Pike

Monroeville, PA 15146

Telephone No.: (412) 374-6177

Facsimile No.: (412) 374-6122

If to Stone & Webster:

Stone & Webster, Inc.

Attn:  Ed Hubner

3 Executive Campus

Cherry Hill, NJ 08002

Telephone No.: (856) 482-4178

Facsimile No.: (856) 482-3155

with a copy to:

Stone & Webster, Inc.

Attn:  E.K. Jenkins

E&C Division Counsel

100 Technology Center Drive

Stoughton, MA 02072

Facsimile No.: (617) 589-1322

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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or to such other address, attention or facsimile number as such Party to whom such notice is to be addressed shall have hereafter furnished to the other Party in writing as provided in this Article.

Notwithstanding the foregoing, any routine correspondence (as further defined in the Project Execution Plan) shall be sent to the appropriate project management and personnel that may be agreed upon by the Parties. Copies of such routine correspondence shall not be routed to the persons listed above.

ARTICLE 29 — ASSIGNMENT

Neither Party shall assign this Agreement in whole or in part without the prior written consent of the other Party.  If any assignment by any Party of this Agreement or any right, interest or obligation therein requires the consent of, or notice to, any Government Authority, including the NRC, then such Party shall not effect such assignment without such consent of, or notice to, such Government Authority.

ARTICLE 30 — WAIVER

The failure of either Party to enforce at any time any of the provisions of this Agreement shall not be construed as a waiver of such provision nor shall not in any way affect the validity of this Agreement or the right of either Party to enforce each and every provision.

ARTICLE 31 — MODIFICATION

No waiver, modification, or amendment of any of the provisions of this Agreement shall be binding unless it is in writing and signed by duly authorized representatives of both Parties.

ARTICLE 32 — SURVIVAL

The Parties agree that the provisions of Article 15 — Indemnity, Article 17 — Limitation of Liability, Article 19 — Proprietary Data, Article 27 — Dispute Resolution, Section 22.2(e) — [**], and Section 25.4 —Right to Audit, this Article and any other terms and conditions of this Agreement that are expressly stated to survive or limiting the liability of Contractor shall survive termination, cancellation or expiration of this Agreement. Any liability and insurance protections afforded a Party hereunder shall apply during the Work and thereafter, and shall survive termination, cancellation or expiration of this Agreement, subject to time limitations provided for in this Agreement.

ARTICLE 33 — TRANSFER

Prior to the removal of any Equipment furnished hereunder from the Facility, except temporarily for repair or permanently for disposal, Owner shall provide Contractor with written assurances from the transferee of limitation of and protection against liability following the proposed removal or transfer at least equivalent to that afforded Contractor and Contractor Interests under the provisions of this Agreement. Removal or transfer contrary to the provisions of this Article shall, in addition to any other legal or equitable rights of Contractor, make Owner the indemnitor

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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of Contractor and Contractor Interests against any liabilities incurred by Contractor and Contractor Interests in excess of those that would have been incurred had no such transfer taken place.

ARTICLE 34 — GOVERNING LAW; WAIVER OF JURY TRIAL; CERTAIN FEDERAL LAWS

34.1         Governing Law.  The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law; provided, however, that nothing in this Agreement shall seek to alter the rights, responsibilities and limitations applicable to Santee Cooper under the laws of the State of South Carolina.

34.2         Waiver of Jury Trial.  EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

34.3         Certain Federal Laws.  In the performance of Work under this Agreement, Contractor and its Subcontractors shall comply with applicable Law, including provisions of Executive Order 11246, as amended, relating to equal opportunity and nonsegregated facilities, the Fair Labor Standards Act of 1933, the Occupational Safety and Health Act of 1970, and the requirements of the rules, regulations, orders, bulletins and interpretations of the NRC, and with the Laws as set forth in Exhibit S, to the extent applicable to Contractor or Subcontractors. Contractor further agrees to comply with, and agrees to require Subcontractors that are subject to such requirements to comply with, Owner’s Government Contracting Programs requirements as specified in 13 CFR 125, 48 CFR 52.219-8, and 48 CFR 52.219-9.

ARTICLE 35 — RELATIONSHIP OF OWNER AND CONTRACTOR

Contractor is an independent contractor and nothing contained herein shall be construed as creating (i) any relationship between Owner and Contractor other than that of owner and independent contractor, (ii) any relationship whatsoever between Owner and Contractor’s employees or Subcontractors or (iii) a fiduciary relationship between Contractor and Owner.  Neither Contractor, nor any of its employees, are or shall be deemed to be employees of Owner.

ARTICLE 36 — THIRD PARTY BENEFICIARIES

Except as expressly set forth in this Agreement, the provisions of this Agreement are intended for the sole benefit of Owner and Contractor and each Consortium Member, and the Parties do not intend to create any other third party beneficiaries or otherwise create privity of contract with any other Person.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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ARTICLE 37 — REPRESENTATIONS AND WARRANTIES

37.1         Representations and Warranties of Contractor.  Each Consortium Member hereby represents and warrants to Owner as follows:

(a)           Due Organization of Consortium Member.

(i)            Stone & Webster represents and warrants that it is duly organized, validly existing and in good standing under the laws of the State of Louisiana and has the requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

(ii)           Westinghouse represents and warrants that it is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in the State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

(b)           Due Authorization of Consortium Member; Binding Obligation.  Consortium Member has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Consortium Member has been duly authorized by the necessary action on the part of such Consortium Member; this Agreement has been duly executed and delivered by such Consortium Member and is the valid and binding obligation of such Consortium Member enforceable in accordance with its terms.

(c)           Non-Contravention.  The execution, delivery and performance of this Agreement by Consortium Member and the consummation of the transactions contemplated hereby do not and shall not contravene any applicable Law or the organizational documents of such Consortium Member and do not and shall not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which such Consortium Member is a party or by which it or any of its properties is bound or affected.

(d)           Consortium Agreement. The Consortium Members have entered into an agreement setting forth their consortium arrangements for the performance of this Agreement and their sharing of liabilities with respect thereto.

37.2         Representations and Warranties of SCE&G and Santee Cooper.  Each of SCE&G and Santee Cooper hereby represents, warrants and covenants to Contractor as follows:

(a)           Due Organization of Owner.  It is duly organized, validly existing and in good standing under the laws of the State of South Carolina and has the requisite power and authority to own and operate its business and properties and to carry on its business as such

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

business is now being conducted and is duly qualified to do business in State of South Carolina and in any other jurisdiction in which the transaction of its business makes such qualification necessary.

(b)           Due Authorization of Owner; Binding Obligation.  Its execution, delivery and performance of this Agreement has been duly and effectively authorized by the requisite action on the part of its governing board.  This Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting the rights of creditors generally and by general principles of equity.

(c)           Non-Contravention.  Its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and shall not contravene any applicable Law or organizational documents or do not and shall not conflict with or result in a breach of or default under any indenture, mortgage, lease, agreement, instrument, judgment, decree, order or ruling to which it is a party or by which it or any of its properties is bound or affected.

On the Effective Date, Santee Cooper shall provide a letter to Contractor making each of the representations set forth in this Section 37.2 on its own behalf as well as a representation that Santee Cooper has appointed SCE&G as its agent pursuant to the Limited Agency Agreement, which is attached hereto Exhibit V, for all purposes under this Agreement, with the power and authority to bind Santee Cooper to its obligations herein, subject to the limitations specifically set forth in the Limited Agency Agreement.  In such letter, Santee Cooper shall also agree to notify Contractor promptly in writing if there is any change in the limits of SCE&G’s authority set forth in such Limited Agency Agreement.

ARTICLE 38 — MISCELLANEOUS PROVISIONS

38.1         Rights Exclusive.  The rights and remedies of Owner or Contractor as set forth in this Agreement shall be the exclusive rights or remedies of the Parties. The limitations of liability, waivers, indemnities, extension of insurances and other liability protection provided herein for the benefit of Contractor shall also apply for the benefit of Contractor Interests and shall apply irrespective of the basis of such claim, whether arising at contract (including breach warranty, indemnity, etc.), tort or otherwise, and regardless of fault, negligence or strict liability.

38.2         Severability.  If any provision of this Agreement or the application of this Agreement to any Person or circumstance shall to any extent be held invalid or unenforceable by a court of competent jurisdiction or arbitrator under Article 27, then (i) the remainder of this Agreement and the application of that provision to Persons or circumstances other than those as to which it is specifically held invalid or unenforceable shall not be affected, and every remaining provision of this Agreement shall be valid and binding to the fullest extent permitted by Laws, and (ii) a suitable and equitable provision shall be substituted for such invalid or unenforceable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

38.3         Entire Agreement.  This Agreement contains the entire agreement and understanding between the parties as to the subject matter of this Agreement, and merges and supersedes all prior agreements, commitments, representations, writings and discussions between them other than the Existing Confidentiality Agreement, which shall remain in effect for the purposes set forth in Section 19.2(c)(i). Neither of the Parties shall be bound by any prior obligations, conditions, warranties, or representations with respect to the subject matter of this Agreement.

38.4         Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY,
for itself and as agent for South Carolina Public Service Authority
By:	/s/ William B. Timmerman
Name:	William B. Timmerman
Title:	President and CEO

STONE & WEBSTER, INC.		WESTINGHOUSE ELECTRIC COMPANY LLC

By:	/s/ David P. Barry	By:	/s/ Aris Candris
Name:	David P. Barry	Name:	Aris Candris
Title:	Executive Vice President	Title:	Senior Vice President

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A

Scope of Work / Supply

And Division of Responsibility

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit A is appended.

A.1          Phase I

Phase I of the Work will consist of [**].  The Work in Phase I will also include the project initiation activities necessary to execute the entire Scope of Work and the project activities necessary prior to Full Notice to Proceed.  Phase I will include any construction mobilization, Site preparation and development, and other activities authorized by Owner prior to Full Notice to Proceed.  As such, Contractor’s organization will be established as the project develops and will grow as necessary to execute the Phase I activities for a smooth transition into Phase II following Full Notice to Proceed.

The activity descriptions associated with Phase I are provided below.  The initial functional project staffing for Phase I of the Work will be a subset of the project organization provided in Exhibit B.  Through Phase I the organization will grow as required to be fully staffed at Full Notice to Proceed.

A.1.1       Project Management and Administration

The project management Work scope includes the management of all ongoing activities during the Phase I effort and to facilitate the transition for performance of the Work to Full Notice to Proceed.  Phase I of the Work includes:

•                  Project management and overall guidance and direction of all Work;

•                  Preparation of the project specific Quality Assurance Program and project specific procedures to implement the Agreement;

•                  Preparation of the integrated Project Schedule and monitoring of task plans, for the Scope of Work;

•                  [**]

•                  [**]

•                  Coordination of the Information Management System (as defined in A.1.3.) interface and document control activities;

•                  Primary Owner interface between Westinghouse and Stone & Webster;

•                  Monthly consolidated (Contractor) project status reports;

•                  Monthly status review meetings;

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  Project controls;

•                  Contract administration; and

•                  Administrative and clerical support for project activities.

Contractor’s Project Director will provide oversight of all project activities.  Stone & Webster will be performing Site specific activities including development of Site specific inputs to the Project Schedule, preliminary and detailed engineering, preliminary design to integrate and convert Site temporary facilities during construction to permanent facilities, and Site geotechnical review to assess design and construction.  Construction planning activities will be conducted for Site transportation and logistics, and Site excavation.

An integrated Project Schedule will be used to coordinate activities and interfaces during the engineering, procurement and construction activities.  The project organization will develop a Level 1 master procurement and construction schedule in consultation with Owner. The Project Schedule will state the engineering schedule required to support the procurement and construction schedule.

A core project management team will be established for developing and administering controls and processes for the AP1000 Nuclear Power Plant (herein, the “AP1000” or “AP1000 Plant”) engineering, procurement and construction.  The team will be built during Phase I.  The project organization is shown in Exhibit B.  Utilizing this core team for support, a dedicated individual referred to as Contractor’s Project Director will execute the project activities to complete Site specific engineering, perform initial procurement and prepare the Site for construction.

A.1.2                    Supply Chain Management

Contractor will provide services pertaining to early procurement activities necessary for support of the Project Schedule.  Long lead items will be identified and ordered in advance of the Full Notice to Proceed, to properly support the Project Schedule.  Project personnel will be assigned to ensure the supply of the key and critical plant equipment will accommodate the schedule requirements.  These persons may be shared resources with other projects.

The early procurement activities will include, but not be limited to, the following Equipment:

1.                                       [**];

2.                                       [**];

3.                                       [**];

4.                                       [**];

5.                                       [**];

6.                                       [**];

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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7.                                       [**];

8.                                       [**];

9.                                       [**]; and

10.                                 [**].

In addition to the procurement activities for the Equipment identified above, the other equipment that is required for the AP1000 will need to be evaluated for what is required, when it is needed in the schedule, and where it is needed.

Supply chain management will provide the following services:

•                  Identify the existing suppliers comprising the supply base.

•                  [**]

•                  [**]

•                  [**]

•                  Identify procurement items that are required to support agreed upon schedule and develop a supply plan linked to the schedule.

•                  Evaluate supplier bids, terms and conditions negotiated, and purchase orders executed in support of long lead procurement.

•                  [**]

•                  Request engineering to assist or evaluate requirements from Equipment suppliers during fabrication as needed.

•                  [**]

•                  [**]

•                  Conduct initial kick-off meetings with selected suppliers to assure all requirements are understood and suppliers are ready to implement appropriately.

•                  Participate in periodic supplier meetings with long lead material sub-suppliers to assure requirements are understood and are being implemented consistent with order requirements.

•                  Provide frequent follow-up and communications with suppliers to ensure progress consistent with plan and schedule.

•                  Identify supply issues and execute timely corrective action when required.

•                  Provide supply status to the project team.

•                  Plan and coordinate logistics and transportation for delivery to the Site.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Engineering

In support of supply chain management, the following engineering services will be provided:

•                  [**]

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Quality Assurance

In support of supply chain management, the following quality engineering services will be provided:

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  [**]

•                  [**]

•                  [**]

•                  [**]

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A.1.3                              Information Management System

An information management system (“Information Management System”) will be developed to store AP1000 information related to the Facility.  This system will provide the following:

•                  [**]

•                  [**]

•                  [**]

•                  [**]

A.1.4                              Module Management

A module management plan will document the detailed work to be accomplished going forward to ensure the efficient completion of module planning, procurement, delivery, storage, Site assembly, outfitting and installation.  A list of structural modules and mechanical modules for the AP1000 Plant will be defined.

The integrated schedule will be reviewed to examine the complete schedule logic for each individual module associated with the AP1000 Plant.  A backward-pass through the schedule will be performed “starting” with the module installation date. Working backward, the logic and durations will be examined and independently confirmed to the current design status.  A priority will be established for the modules based upon:

•                  Early installation in the plant.

•                  High degree of complexity (e.g., containing multiple types of Equipment or commodities).

•                  Modules that contain long lead Equipment.

•                  Modules that are assembled on Site from sub-assemblies.

Module fabrication planning will be conducted with selected suppliers determined to possess the requisite technical expertise, facilities, quality and commercial capabilities to assist in the design of modules and to supply modules for the AP1000.  Following this

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

planning, the procurement, fabrication, delivery and on Site construction activities will be defined in the Project Schedule.

A.1.5                              Site Specific Scope

Phase I of the Work includes Site specific (non-NuStart) design and Site development activities prior to AP1000 construction. The Site specific activities will include development of the Project Schedule, preliminary and detailed engineering, scheduling, preliminary design to integrate and convert Site temporary facilities during construction to permanent facilities, and Site geotechnical review to assess design and construction. Construction planning activities will be conducted for Site transportation and logistics, and Site excavation.  Mobilization of construction and Site preparation and development activities will be performed as necessary to meet schedule.

A.1.5.1                     Preliminary Site Specific Engineering

The preliminary Site specific engineering includes the engineering required to define layout, quantities, sizes and costs for the Site and Owner-specific aspects of the design.  [**]  This work is to include:

•                  Evaluation of the Site or review of existing evaluations for development of design criteria for Site specific systems, structures and components including those that contain undergrounds (circ water, fire loop, underground duct banks, storm drains, waste water, potable water, tanks with underground piping, sanitary sewage, cathodic protection);

•                  Preparation of conceptual designs;

•                  Development of dimensioned layout drawings and preliminary foundation cross-sections;

•                  System and component sizing calculations which support conceptual designs;

•                  Key Equipment and component specifications for conceptual designs;

•                  Preparation of P&ID’s which support conceptual designs;

•                  Preparation of preliminary structural drawing information to define structural commodities;

•                  Preparation of preliminary piping drawings for large bore piping for quantity assessments;

•                  Electrical one-line drawings for conceptual designs;

•                  Control logics;

•                  Preparation of bid packages for key components;

•                  Bid evaluations and vendor selection for most key components; and

•                  Review of vendor design packages.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.1.5.2                     Detailed Site Specific Engineering

The detailed Site specific engineering includes that portion of the Site specific engineering that is required to be complete to support the start of pre-construction and construction activities. This work is to include:

•                  Completion of Site preparation plans, Site layout and initial Site grubbing/ grading plans/excavation;

•                  Completion of engineering for underground systems and other systems required to support construction;

•                  Completion of engineering to support module development based on the module and procurement lead times;

•                  Completion of engineering for Equipment and commodities to support procurement of long lead time items needed to support installation schedule requirements;

•                  Site heavy haul load evaluations, engineering of haul foundations, hardstands for cranes, module erection pad foundations;

•                  Site infrastructure design including all roads(Parr road, construction access road, Facility access road, discharge structure road, switchyard road, Hwy 213 intersection warehouse receiving road, etc), rail, construction water, construction fire protection and construction power; and

•                  Development of specifications and procurement of systems and commodities to support construction: underground commodities for undergrounds; water treatment facilities, batch plant; temporary electrical power design and components and other items identified in the construction execution plan.

A.1.5.3                     AP1000 Envelope Evaluation

The scope of this package is to perform an assessment of Site specific parameters and to identify any work scope impacts associated with siting the standard design and establishing the design criteria for the Site specific design. This work to include the assessment of:

•                  Site meteorological parameters;

•                  [**]

•                  Site soil and rock properties;

•                  Site groundwater conditions;

•                  Water supply properties;

•                  State and local Laws and required Government Approvals;

•                  Impacts of nearby facilities/utilities;

•                  Site flood history; and

•                  Soil stabilization techniques.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.1.5.4                     Site Geotechnical Review - Design Assessment

The scope of this package is to perform an assessment of the Site specific geotechnical parameters based on data collected by Owner and Contractor.  The impacts on the standard design and the design criteria for the Site specific design will be defined. This work shall include:

•                  Assessment of Site soil and rock properties, including dynamic properties and load bearing capacities;

•                  [**]

•                  Assessment of Site groundwater conditions: design bases for hydrostatic pressure and dewatering of excavations;

•                  Assessment of the adequacy of existing information and identification of any additional information; and

•                  Development of related construction requirements, guidelines, and plans.

A.1.5.5                     Regional Infrastructure Assessment

The scope is to perform an assessment of the infrastructure required to support the construction of an AP1000 Nuclear Power Plant and to define the impacts on construction, modularization and the ability to transport fabrications to the Site. This work shall include:

•                  Railroad access;

•                  Highway road access;

•                  Available utilities (water/sewage/ power);

•                  Medical facilities;

•                  Fire fighting facilities;

•                  Available housing;

•                  Schools;

•                  Financial facilities;

•                  Regional communications;

•                  Local governments; and

•                  News outlets.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.1.5.6                     Project Specific Equipment & Material Logistics Deployment Model (including Transportation and Logistics Plan)

The scope of this activity identifies attributes to be evaluated and develops plans for the transportation of heavy equipment and modules. Input for this task includes the results of the evaluations performed as part of the regional assessment. This task defines the following:

•                  Module / large components shipping routes;

•                  Highway capability (material/module shipments);

•                  Waterway / barge availability (material/module shipments);

•                  Bridge capacities (material/module shipments);

•                  Overhead electrical (shipping routes);

•                  Heavy haulers / cranes; and

•                  Railroad capabilities.

A.1.5.7                     Site Specific Procurement Plan

The scope of work for this area will include the investigation and development of Site specific changes to the specifications for the Standard Plant needed to reflect Site specific and Owner requirements for the purchase of Equipment and commodities and to tailor procedures to reflect these requirements. This work shall include:

•                  Site description;

•                  Site transportation information;

•                  Owner specific contract requirements;

•                  Site security restrictions;

•                  Site access restrictions;

•                  Site prohibitions;

•                  Special environmental requirements; and

•                  Special state and local Laws.

A.1.5.8                     Local Labor Survey

The scope of this survey is to perform an assessment of craft availability and training requirement needed to support the construction of the AP1000 Nuclear Power Plant.

Evaluate craft availability (all crafts)

•                  Dedicate a staffing team to focus on nuclear talent;

•                  Establish initial resource profile by discipline;

•                  [**]; and

•                  [**].

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Evaluate Craft training/qualifications

•                  [**];

•                  [**];

•                  [**]; and

•                  [**]

•                  [**].

•                  [**]

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•                  [**].

A.1.5.9                     Local Subcontractor Evaluations & Agreements

The work under this task identifies specific needs as related to Subcontractor requirements.

•                  Prefabrication

•                  Modularization

•                  Area and specialty contractors (e.g., painting, HVAC, fire protection)

•                  Emergency health care

•                  Consumable tools/materials

Specific Subcontractors will be identified. Evaluations of their capabilities will be performed and contracts will be negotiated with selected contractors.

A.1.5.10               Environmental Management Plan

The scope of this package is to perform an assessment of the Site specific environmental information and data collected by Owner and define the impacts on the standard design and the design criteria for the Site specific design. This work to include:

•                  Water run-off;

•                  Erosion and Sedimentation Control;

•                  Plant and animal data and protection requirements;

•                  Wetlands requirements;

•                  Existing potential hazardous materials;

•                  State and local regulations;

•                  Any other potential items that could impact design or construction.

Based on this assessment, requirements would be developed for the designers and construction team to use in the work. These requirements would be incorporated into the appropriate project procedures and used for the preparation of any Government Approvals.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.1.5.11               Early Procurement/Vendor Commitments

The work under this task includes the procurement support for turbine island and Site specific and selected key components and commodities to support design development and plant integrated schedule. This includes:

•                  Vendor identification;

•                  Performance of  needed surveys and reviews;

•                  Preparation of bid packages;

•                  Solicitation of bids;

•                  Bid evaluation and award;

•                  Vendor qualification and audit; and

•                  Negotiation and contract placement.

A.1.5.12     Level 2+ Site Specific Schedule

This scope includes the development of the schedule for Site specific engineering, procurement and construction activities and the integration of these activities into the standard AP1000 schedule to yield the definite Project Schedule.

A.1.5.13    Project Specific Construction Execution Plan (including construction schedule enhancement initiatives - commitments; sustained installation plan)

This activity includes the development of an integrated Site specific construction schedule.

•                  Integrate Site specific requirements into standard construction schedule (i.e., excavation, backfill plan, yard layout, etc.)

A.1.5.14     Project Organization and Structure-DOR Roles and Responsibilities

This activity includes the development of the Site and Owner specific Work scope, including identification of the necessary division of responsibility between Owner and Contractor and the interfaces for Contractor to a level of detail that is sufficient to serve as the bases for the Phase I Scope of Work as well as the Work plan for Phase II.

A.1.5.15     Site temporary facilities integration with permanent conversion (Design, Estimating, Procurement)

The scope of this package is to identify the needs for temporary structures / facilities for a standard AP1000 construction site. This work shall include:

•                  Engineering facilities;

•                  Management facilities;

•                  Craft facilities;

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  Safety facilities;

•                  Construction tool rooms;

•                  Construction material warehouses;

•                  Construction equipment storage and maintenance facilities;

•                  Module laydown areas;

•                  Mechanical /electrical fabrication shop;

•                  Warehouses.

•                  Civil shop

•                  Repair shop (truck, equipment, fueling)

•                  Craft training facilities

•                  Water treatment facilities (temporary and  permanent as applicable)

•                  Construction waste disposal facilities

A.1.5.16               Excavation plans (including tie-back walls, Mechanically Stabilized Earth (MSE) walls) and yard early construction before NI and TI as well as existing facilities

The scope of this package is to perform an assessment of the Site specific soil conditions and address any existing or new underground facilities existing that have potential impacts on the standard design.  This work shall include:

•                  Soil stabilization process;

•                  Waterproofing process/technique;

•                  Engineering for 100% of the underground facilities;

•                  Locating existing underground facilities;

•                  Plan for the installation of new underground facilities;

•                  Plan for completing the excavation and installing utilities prior to start of construction;

•                  Investigate and plan for existing rock, i.e., blasting, removal and disposal; and

•                  As built documentation and location of all installed underground facilities

A.1.5.17               Mockup and practice modules (typical for each category)

This activity includes the implementation of the following aspects of the modularization plan.

•                  [**]

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.1.5.18               Plan for the Initial Test Program

During Phase I, Owner and Contractor will develop a detailed plan for the performance of Preoperational and Startup Tests.  This plan will include the minimum number of Owner and Contractor personnel needed for the performance of this testing to support the Project Schedule.  The Initial Test Program is described in Section 3 of this Exhibit A.

A.1.5.19               Site Preparation and Development Activities

Prepare work packages and perform initial Site preparation and development activities in accordance with schedule and as allowed prior to Full Notice to Proceed including:

•                  Railroad modifications;

•                  Road modifications;

•                  Clearing, grubbing and grading;

•                  Erosion and sediment control;

•                  Core borings for buildings, road and railway work;

•                  Site surveying;

•                  Providing construction power;

•                  Providing construction fire protection;

•                  Providing electrical and mechanical underground systems;

•                  Preparing Site for heavy lift cranes;

•                  Relocation of alternate power source and fiber optics lines for the existing V. C. Summer Plant;

•                  Removal and disposal of abandoned utilities off Site;

•                  Relocation of lines for the construction transformer;

•                  Removal and disposal of abandoned fencing and gates off Site:

•                  Removal and disposal of concrete blocks off Site:

•                  Construction security infrastructure

•                  Excavation and backfill

•                  Selection and preparation of spoils areas

•                  Batch plant

•                  Common fill and backfill storage locations; and

•                  Water treatment to support construction

A.1.6       COL Supporl and Other Requested Services

Services in support of the COL (non-NuStart), or other services that may be required in Phase I, will be on an as-needed basis, as specifically requested by Owner, and will be provided [**].

A.1.7       Phase I Deliverables

Listed below are the deliverables for Phase I:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

A.    Project Management

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B.             Procurement Activities

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C.    Site Specific Activities

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  [**];

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A.2          Phase II

Contractor will supply [**] AP1000 Nuclear Power Plant Units to be located at the Site, except for those items listed in Table 1 as Owner’s Responsibility and Nuclear Fuel, which will be provided by Owner.

The Standard Plant description is provided in the AP1000 Design Control Document.  The Standard Plant will include Units as described in Revision 16 of the Design Control Document , including Technical Report 134, “AP1000 DCD Impacts to Support COLA Standardization,” APP-GW-GLR-134.  Revision 4 and the Design Change Packages approved for implementation as of the Effective Date.  Interfaces with existing Site facilities and systems are shown in Figure 1, Site Plan.  Contractor’s scope includes design, engineering, procurement, installation, and testing necessary to provide the AP1000 Nuclear Power Plant structures and systems described.  Contractor’s scope of services with division of responsibilities between Owner and Contractor is provided in Table 1.

Documentation to be provided by the Contractor to the Owner as developed for the Facility is listed in Table 2.

In accordance with the requirements of Section 3.6(f) of the Agreement, during the implementation of Phase II, Mandatory Spare Parts will be identified in Table 3.

[**]

1.0 Plant Description

Contractor will provide each AP1000 Nuclear Power Plant utilizing the NRC Certified AP1000 Design.  A comprehensive description is provided in the Design Control

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Document, which was the basis of the submittal to the NRC under the provisions of 10 CFR Part 52.

The AP1000 Nuclear Power Plants meet applicable safety requirements and goals defined for advanced light water pressurized water reactors with passive safety features and provides for a greatly simplified plant with respect to design, licensing, construction, operation, inspection and maintenance.

[**]

2.0 Plant Arrangement

The plant arrangement will be comprised of five principal building structures; the nuclear island, the turbine building, the annex building, the diesel generator building, and the radwaste building.

Details of the AP1000 Site Plan and Building Arrangement are illustrated in the attached Design Control Document (DCD) Figure 1.2-2.

The functional allocation of system components contained in the buildings is identified in the attached DCD Figure 1.2-3.

SITE SPECIFIC SYSTEMS

The systems that are specific to the V C Summer site are the Circulating Water System, Storm Drain System, Potable Water System, Raw Water System, Sanitary Drainage System, Waste Water System and the Yard Fire System. In addition, portions of the Electrical Grounding and Lightning Protection System and the Electrical Site Power Distribution System are specific to the V C Summer site.

The reference plant main cooling tower-circulating water pump complex consists of a natural draft cooling tower, a pump basin, and circulating water pumps. The cooling tower for the Owner’s Site will be an induction draft.

Circulating Water System (CWS) — CWS supplies cooling water to the main condenser, turbine building closed cooling water system (TCS) heat exchangers, condenser vacuum pump seal water (CMS) heat exchangers and rejects the waste heat to the atmosphere through cooling towers. [**]

Raw Water System (RWS) — RWS provides raw water from site sources to CWS. The RWS system contains [**] and the intake pumps.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Storm Drain System (DRS) - The Storm Drain System (DRS) keeps the AP1000 power block facilities and the site specific facilities free from localized flooding during a storm. The DRS system [**].

Potable Water System (PWS) — PWS furnishes water for domestic use and human consumption. The PWS system [**].

Sanitary Drainage System (SDS) — SDS collects sanitary waste from Site rest rooms and building drains and transports it to treatment and discharge.  During construction this system will tie into a temporary sanitary treatment facility until the permanent facility is constructed.  Construction city will have a separate sanitary treatment facility.  The SDS system [**].

Waste Water System (WWS) - WWS collects non-radioactive plant process waste effluents (excluding sanitary and storm drains), provides appropriate means of treating waste effluents, oil separation and discharges treated waste effluent. The WWS system [**].

Yard Fire System (YFS) - The Yard Fire System (YFS) detects and suppresses fires outside the Standard Plant during plant construction and operation.  The YFS consists of water distribution systems, automatic and manual suppression systems, fire detection and alarm system, and portable fire extinguishers. The YFS system [**].

Electrical Site Power Distribution System (ESPDS) — ESPDS provides the electrical power for all construction (temporary power) and retail (permanent and temporary) loads for the Units.

Grounding and Lightning Protection System (EGS) — The grounding and lightning protection system provides personnel safety and investment protection by maintaining safe voltages across the station during high voltage transients, providing a low impedance ground fault current return path, minimizing noise interference and minimizing the effects of lighting surges.

Transmission Switchyard - A switchyard will be used to transmit electrical power output from the AP1000 units to the South Carolina Electric and Gas (SCE&G) and Santee Cooper 230kV transmission systems. The switchyard will also be used as a power source for plant auxiliaries when the units are in the startup or shutdown modes, or when the units are not generating. The switchyard is constructed in a 10 bay, breaker-and-half arrangement.  The switchyard connection to the AP1000 units is made through additional 230kV circuit breakers provided at the high side connections of the main step up transformers and reserve auxiliary transformers.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

PERMANENT BUILDINGS AND STRUCTURES

These buildings and structures are a part of the permanent Facility but are outside the footprint of the AP1000 Standard Plant.

Permanent Plant Buildings and Structures include:

•                  Maintenance Support Service Building

•                  Personnel Access Point Building

•                  Permanent Warehouse

•                  Raw Water Intake Structure

•                  230 kV Switchyard Control Building

•                  Circulating Water System Switchgear and MCC Buildings

•                  Circulating Water System Pump Structures

•                  Cooling Tower Foundations

•                  Blowdown Sump

•                  RWS Switchgear and MCC Building

•                  Waste Water Discharge Structure

•                  Lampson Crane Pads

2.4 Security Infrastructure

The security infrastructure associated with the AP1000 Plant includes the security system (SES) for the design and hardware inside the Standard Plant and the access portals, equipment and barriers to control access to the Protected Area.  The Protected Area access and barriers will be designed and constructed to include:

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A detailed description of the Site security infrastructure will be provided in Phase 1.

3.0          Test Program

The overall objective of the test program is to demonstrate that the plant has been constructed as designed, that the systems perform consistent with the plant design, and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

that activities culminating in operation at full licensed power including initial fuel load, initial criticality, and power ascension are performed in a controlled and safe manner.

The plant test program consists of a series of tests categorized as Construction and Installation Tests, Preoperational Tests, Startup Tests and Performance Test.  The test program is described in the Agreement.

Plant operating, emergency, and surveillance procedures are incorporated into the initial test program procedures. These procedures are verified through use, to the extent practicable, during the Preoperational Test program and revised if necessary, prior to fuel loading.

Equipment used in the performance of Preoperational Tests is operated in accordance with appropriate operating procedures, thereby giving Owner’s operating staff an opportunity to gain experience in using these procedures and demonstrating their adequacy prior to plant initial criticality.

Where applicable, Preoperational Tests may proceed on an individual system that has completed its Construction and Installation Test, prior to completion of all Construction and Installation Tests.

3.1          Startup Administrative Manual

[**] for a manual (“Startup Administrative Manual”) and administrative procedures that provide detailed requirements and govern the execution of activities associated with the conduct of the test program, including the organization, structure and functional relationships of the Joint Test Working Group and the startup organization.  Preparation of the Startup Administrative Manual is [**].  The Startup Administrative Manual will address the following:

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  [**]

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[**] for review and evaluation of individual test results as well as final review of overall test results and for review of selected Milestones [**] within the test phases. Test exceptions or results which do not meet acceptance criteria are identified to the affected and responsible design organizations, and corrective actions and retests, as required, are performed.

3.2          Organization

The specific staff, staff responsibilities, authorities, and personnel qualifications for performance of the AP1000 initial test program are the responsibility of the Owner. This test organization is responsible for the [**] Unit initial testing and related activities that occur between the completion of plant/system/component construction and commencement of Unit commercial operation. Transfer and retention of experience and knowledge gained during initial testing for the subsequent commercial operation of the Unit is an objective of the test program.

Contractor’s personnel providing testing services, Technical Support and/or field support shall work with the Owner’s operating organization in the test organization (hereinafter referred to as the “Joint Test Working Group”).  [**]  The Joint Test Working Group will review and evaluate Construction and Installation Test, Preoperational Test and Startup Test results and test Turnover packages and recommend acceptance of the Turnover to the Owner.

The Joint Test Working Group shall be responsible for ensuring that preoperational and startup activities are performed correctly and completely in accordance with the COL requirements.

The Joint Test Working Group shall provide to Owner a preoperational and startup schedule.  This detailed schedule shall incorporate a logical sequence of testing formulated on modular construction and testing of structures, areas, equipment, components, and systems.  The schedule shall also be prepared to account for use of temporary construction power as needed to support operations and testing if permanent

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

power is not available, as well as the use of a temporary demineralizer to facilitate flushing of piping systems if the permanent plant demineralizer is not available.  The test schedule shall support Contractor’s overall construction schedule for the Unit.

A Preoperational Test group (“Preoperational Test Group”) will be established by the Joint Test Working Group and be manned by the Contractor and Owner personnel as mutually agreed by Owner and Contractor.  The Preoperational Test Group will consist of engineering test leads and test personnel.  The Preoperational Test Group will perform the following functions and scope of work, as necessary to support the test program:

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A Startup Test group (“Startup Test Group”) will be established by the Joint Test Working Group and be initially manned by Contractor and Owner personnel as mutually agreed by Owner and Contractor.  The Startup Test Group will consist of engineering test leads and test personnel.  The Startup Test Group will perform the following functions and scope of work, as necessary to support the test program:

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A test support group (“Test Support Group”) will be established by the Joint Test Working Group and be manned by Contractor and Owner personnel as mutually agreed by Owner and Contractor.  The Test Support Group will consist of manpower and labor as needed to support all testing activities.

The Joint Test Working Group, while coordinating the test program will interface with Owner’s operations personnel in the initial starting and operation of the various systems.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Responsibilities

3.3.1       Joint Test Working Group Activities

In general, the main activities of the Joint Test Working Group during Preoperational Tests and Startup Tests shall include, but not be limited to, the following:

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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

3.3.2       Responsibilities of Owner

Owner’s responsibilities include, but are not limited to:

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3.3.3                    General

If deviations or unresolved issues are encountered during testing, Contractor and Owner shall immediately proceed to identify the problems and their causes.  Contractor shall then develop and take necessary corrective actions to resolve deviations and unresolved issues covered under Contractor’s Scope of Work.  Owner shall then develop and take necessary corrective actions to resolve deviations and unresolved issues not covered under Contractor’s Scope of Work or resulting from an operating or maintenance issue.  Contractor or Owner shall perform these actions in a timely manner to maintain the startup schedule.  Contractor’s liability in resolving and correcting the deviations and/or unresolved issues shall be subject to the provisions of the Agreement.

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

3.4          Lists of Documents and Procedures for Preoperational and Startup Operations

Contractor shall submit to Owner the description of documents used for tests and a detailed list of test documents as required in the Startup Administrative Manual procedures.  The Joint Test Working Group shall prepare test programs, procedures, and documentation suitably adapted to Site specific conditions.  After the test, the test report shall be prepared by the Joint Test Working Group and submitted to Owner.

3.5                               Qualification Requirements of Personnel for Preoperational and Startup Testing

Personnel engaged in Preoperational Test and Startup Test activities shall be suitably qualified and experienced for the level of responsibility and importance to safety of their work.

3.6                               Contractors Craft and Maintenance Support during Preoperational and Startup Testing activities

Contractor will supply craft and maintenance support personnel to assist the Joint Test Working Group and Owner’s maintenance organization on a Time and Materials Basis.  The Contractor craft and maintenance support personnel necessary will be defined in the detailed plans for Construction and Installation Tests, Preoperational Tests, and Startup Tests.

4.0 Scope of Supply

Table 1 details the responsibilities between the Owner (O) and Contractor (X) for providing the Site infrastructure, temporary facilities, buildings/ structures, plant systems, major equipment, modules and components which comprises each AP1000 Nuclear Power Plant. Each building is detailed as to its physical composition. The functional Equipment, components and commodities that comprise each system are highlighted. The table also depicts those program responsibilities for design, temporary facilities, program management, construction, testing, startup and commissioning of each facility.  The items listed in Table 1 define the base scope of supply for the Agreement.  Changes due to Supplier design maturity or Supplier initiated Design Change Packages (DCPs) may be made without impact to the Owner.  Changes driven by the Owner are subject to Change Order.

In Table 1, the following definitions of column headings and letter symbols apply:

“O” means the Owner and its representatives.

“X” means the Contractor.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“Design Criteria” are the functional requirements and data required for the basic engineering of Site works, buildings, structures, modules systems or equipment.

“Detail Design” means the engineering analyses, calculations and detail design drawings and specifications in accordance with the “design criteria” for the supply, erection and construction of Site works, buildings, structures, modules, systems or equipment.

“Eq/Comp/Com Supply” means the procurement and supply of necessary material, components and equipment specified for Site works, buildings, structures, modules and systems.

“Install /Construct” means the erection, installation or construction of all mechanical and electrical equipment and systems and the completion of all temporary works, civil works including finishes and architectural treatments.

“Establish Requirements” specifies the party responsible for identifying and establishing the necessary activities that must be completed and provided.

“Provide For” establishes the party responsible for executing the scope including cost accountability and performance responsibility.

Where two organizations are shown for a specific task, the organization (O/X or X/O) first listed has lead responsibility and the second has responsibility to support.

[**]

[**]

In accordance with the Project Execution Plan, the method of providing [**] will be mutually agreed upon during Phase 1.  Pricing will include a line item for the expected disposition of the [**] during or in closeout of the project.  Contractor and Owner will mutually agree upon the disposition of the [**], once their purpose has been met.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A – TABLE 1

SCOPE OF WORK / SUPPLY

AND DIVISION OF RESPONSIBILITY

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A-TABLE 1 SCOPE of WORK/SUPPLY AND DIVISION OF RESPONSIBILITIES

PROJECT SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
Project Management	[**]	[**]
Engineering & Design (Non NuStart)	[**]	[**]
Construction Management	[**]	[**]
Site Engineering	[**]	[**]
Nuclear Safety/Licensing (post NuStart)	[**]	[**]
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COLA and Licensing Support (T&M basis as required)	[**]	[**]

ENGINEERED PROGRAMS	Design Criteria	Program Development	Program Implementation
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

ENGINEERED PROGRAMS	Design Criteria	Program Development	Program Implementation
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SERVICES	Design Criteria	Program Development	Program Implementation
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Site Material Control	[**]	[**]	[**]
Operator and Staff Training	[**]	[**]	[**]

OTHER SCOPE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Spare Parts (to be defined in accordance with Agreement)	[**]	[**]
Shop and Maintenance Equipment (Table 4)	[**]	[**]
COLA and Licensing Support (T&M Basis as required)	[**]	[**]
Consumables First Fill	[**]	[**]

INSURANCE	ESTABLISH REQUIREMENTS	PROVIDE FOR
Per Agreement Articles 15 and 16	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

TESTING, STARTUP & COMMISSIONING	ESTABLISH REQUIREMENTS	PROVIDE FOR
AP1000 Startup Program Development and Technical Direction of Initial Test Program	[**]	[**]
Simulator hardware	[**]	[**]
O & M Training	[**]	[**]
Test Equipment	[**]	[**]
Construction (Functional) Testing	[**]	[**]
Preoperational Testing	[**]	[**]
Startup (Functional) Tests	[**]	[**]
Maintenance following System Turnover	[**]	[**]
Pre- Service Inspection (ASME Section XI)	[**]	[**]
Core Loading	[**]	[**]
Initial Criticality	[**]	[**]
Performance Tests	[**]	[**]
In-Service Inspection	[**]	[**]
Test Reports	[**]	[**]
Testing and Operating Procedures	[**]	[**]
Special Tools, Laboratory, Calibration & Test Equipment	[**]	[**]

GENERAL & ADMINISTRATIVE	ESTABLISH REQUIREMENTS	PROVIDE FOR
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

GENERAL & ADMINISTRATIVE	ESTABLISH REQUIREMENTS	PROVIDE FOR
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CONSTRUCTION SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

CONSTRUCTION SERVICES	ESTABLISH REQUIREMENTS	PROVIDE FOR
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
SITE INFRASTRUCTURE

SITE DEVELOPMENT & PREPARATION
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
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ROADS
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RAILROAD
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RAW, POTABLE & FIRE SUPPRESSION WATER
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PERMANENT PLANT FACILITIES
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
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“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

DESCRIPTION	SINGLE- POINT RESPONSIBILITY
	Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct
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WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
BUILDINGS & STRUCTURES
1100	Shield Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]
	Containment, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

1200	Auxiliary Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

2000	Turbine Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

4000	Annex Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

5000	Radwaste Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

6000	Diesel Generator Building, complete structure & finishes	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR

SYSTEMS, EQUIPMENT, COMPONENTS & COMMODITIES

ASS	Auxiliary Steam Supply System	[**]	[**]	[**]	[**]	[**]

BDS	Steam Generator Blowdown	[**]	[**]	[**]	[**]	[**]

CCS	Component Cooling Water System	[**]	[**]	[**]	[**]	[**]

CAS	Compressed Air System	[**]	[**]	[**]	[**]	[**]

CDS	Condensate System	[**]	[**]	[**]	[**]	[**]

CES	Condenser Tube Cleaning System	[**]	[**]	[**]	[**]	[**]

CFS	Turbine Island Chemical Feed System	[**]	[**]	[**]	[**]	[**]

CMS	Condenser Air Removal System	[**]	[**]	[**]	[**]	[**]

CNS	Containment System	[**]	[**]	[**]	[**]	[**]

CPS	Condensate Polishing System	[**]	[**]	[**]	[**]	[**]

CVS	Chemical & Volume Control System	[**]	[**]	[**]	[**]	[**]

CWS	Circulating Water System	[**]	[**]	[**]	[**]	[**]

DAS	Diverse Actuation System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
DDS	Data Display & Processing System	[**]	[**]	[**]	[**]	[**]

DOS	Standby Diesel Fuel System	[**]	[**]	[**]	[**]	[**]

DRS	Storm Drain System	[**]	[**]	[**]	[**]	[**]

DTS	Dematerialized Water Treatment System	[**]	[**]	[**]	[**]	[**]

DWS	Dematerialized Water Transfer & Storage System	[**]	[**]	[**]	[**]	[**]

ECS	Main AC Power plant electrical system	[**]	[**]	[**]	[**]	[**]

EDS	Non Class 1E DC & UPS System	[**]	[**]	[**]	[**]	[**]

EFS	Communications System, plant wide	[**]	[**]	[**]	[**]	[**]

EGS	Grounding & Lightning Protection System	[**]	[**]	[**]	[**]	[**]

EHS	Special Process Heat Tracing System	[**]	[**]	[**]	[**]	[**]

ELS	Plant Lighting System	[**]	[**]	[**]	[**]	[**]

EQS	Cathodic Protection System	[**]	[**]	[**]	[**]	[**]

FHS	Fuel Handling & Refueling System	[**]	[**]	[**]	[**]	[**]

FPS	Fire Protection System	[**]	[**]	[**]	[**]	[**]

FWS	Main & Startup Feedwater System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
GSS	Gland Seal System	[**]	[**]	[**]	[**]	[**]

HCS	Generator Hydrogen & CO2 Systems	[**]	[**]	[**]	[**]	[**]

HDS	Heater Drain System	[**]	[**]	[**]	[**]	[**]

HSS	Hydrogen Seal Oil System	[**]	[**]	[**]	[**]	[**]

IDS	Class 1E DC and UPS System (Division A to D)	[**]	[**]	[**]	[**]	[**]

IIS	Incore Instrumentation System	[**]	[**]	[**]	[**]	[**]

LOS	Main Turbine & Generator Lube Oil System	[**]	[**]	[**]	[**]	[**]

MES	Meteorological & Environmental Monitoring System	[**]	[**]	[**]	[**]	[**]

MHS	Mechanical Handling System	[**]	[**]	[**]	[**]	[**]

MSS	Main Steam System	[**]	[**]	[**]	[**]	[**]

MTS	Main Turbine System	[**]	[**]	[**]	[**]	[**]

OCS	Operation & Control Centers	[**]	[**]	[**]	[**]	[**]

PCS	Passive Containment Cooling System	[**]	[**]	[**]	[**]	[**]

PGS	Plant Gas System	[**]	[**]	[**]	[**]	[**]

PLS	Plant Control System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
PMS	Protection & Safety Monitoring System	[**]	[**]	[**]	[**]	[**]

PSS	Primary Sampling System	[**]	[**]	[**]	[**]	[**]

PWS	Potable Water System	[**]	[**]	[**]	[**]	[**]

PXS	Passive Core Cooling System	[**]	[**]	[**]	[**]	[**]

RCS	Reactor Coolant System	[**]	[**]	[**]	[**]	[**]

RDS	Gravity & Roof Drain Collection System	[**]	[**]	[**]	[**]	[**]

RMS	Radiation Monitoring System	[**]	[**]	[**]	[**]	[**]

RNS	Normal Residual Heat Removal System	[**]	[**]	[**]	[**]	[**]

RWS	Raw Water System	[**]	[**]	[**]	[**]	[**]

RXS	Reactor System	[**]	[**]	[**]	[**]	[**]	[**]

SDS	Sanitary Drainage System	[**]	[**]	[**]	[**]	[**]

SES	Plant Security System	[**]	[**]	[**]	[**]	[**]

SFS	Spent Fuel Pit Cooling System	[**]	[**]	[**]	[**]	[**]

SGS	Steam Generator System	[**]	[**]	[**]	[**]	[**]

SJS	Seismic Monitoring System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
SMS	Special Monitoring System	[**]	[**]	[**]	[**]	[**]

SSS	Secondary Sampling System	[**]	[**]	[**]	[**]	[**]

STS	Simulator Training System	[**]	[**]	[**]	[**]	[**]	[**]

SWS	Service Water System	[**]	[**]	[**]	[**]	[**]

TCS	Turbine Bldg. Closed Cooling Water System	[**]	[**]	[**]	[**]	[**]

TDS	Turbine Island Vents, Drains & Relief System	[**]	[**]	[**]	[**]	[**]

TOS	Main Turbine Control & Diagnostics	[**]	[**]	[**]	[**]	[**]

TVS	Closed Circuit TV System	[**]	[**]	[**]	[**]	[**]

VAS	Radiologically Controlled Area Ventilation system	[**]	[**]	[**]	[**]	[**]

VBS	Nuclear Island. Non-radioactive Ventilation System	[**]	[**]	[**]	[**]	[**]

VCS	Containment Recirculation Cooling System	[**]	[**]	[**]	[**]	[**]

VES	Main Control Rm. Emergency Habitability System	[**]	[**]	[**]	[**]	[**]

VFS	Containment Air Filtration System	[**]	[**]	[**]	[**]	[**]

VHS	Health Physics & Hot Machine Shop HVAC System	[**]	[**]	[**]	[**]	[**]

VLS	Containment Hydrogen Control System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR
VRS	Radwaste Building HVAC System	[**]	[**]	[**]	[**]	[**]

VTS	Turbine Building Ventilation System	[**]	[**]	[**]	[**]	[**]

VUS	Containment Leak Rate Test Systems	[**]	[**]	[**]	[**]	[**]

VWS	Central Chilled Water System	[**]	[**]	[**]	[**]	[**]

VXS	Annex/Aux Bldg Non-radioactive Ventil. System	[**]	[**]	[**]	[**]	[**]

VYS	Hot Water Heating System	[**]	[**]	[**]	[**]	[**]

VZS	Diesel Gen. Bldg. Ventilation System	[**]	[**]	[**]	[**]	[**]

WGS	Gaseous Radwaste System	[**]	[**]	[**]	[**]	[**]

WLS	Liquid Radwaste System	[**]	[**]	[**]	[**]	[**]

WRS	Radioactive Waste Drain System	[**]	[**]	[**]	[**]	[**]

WSS	Solid Radwaste System	[**]	[**]	[**]	[**]	[**]

WWS	Waste Water System	[**]	[**]	[**]	[**]	[**]

ZAS	Main Generation System	[**]	[**]	[**]	[**]	[**]

ZBS	Transmission Switchyard & Offsite Power System - Plant Feed Only	[**]	[**]	[**]	[**]	[**]

ZOS	Onsite Standby Power System	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK BREAKDOWN	DESCRIPTION	SINGLE- POINT RESPONSIBILITY
		Design Criteria	Detail Design	EQ/Comp Com. Supply	Install Construct	Scope	DOR

ZVS	Excitation & Voltage Regulation System	[**]	[**]	[**]	[**]	[**]

Notes:

•                  [**]

•                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section

Note	System	Details
Scope of Work Notes:
1	See Table	[**]
2	CFS	[**]
3	CWS	[**]
4	DOS	[**]
5	DRS	[**]
6	EFS	[**]
7	EGS	[**]
8	ELS	[**]
9	EQS	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section

Note	System	Details
Scope of Work Notes:
10	FHS	[**]
		[**]	[**]
		[**]	[**]
11	MES	[**]
12	PGS	[**]
13	PLS	[**]
14	PWS	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section

Note	System	Details
Scope of Work Notes:
15	RMS	[**]
16	RWS	[**]
17	SDS	[**]
18	SES	[**]
19	SJS	[**]
20	STS	[**]
21	TVS	[**]
22	VUS	[**]
23	WLS	[**]
24	WWS	[**]
25		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Notes for Preceding Section

Note	System	Details
Scope of Work Notes:
26	ZBS	[**]
27	ZOS	[**]
Division of Responsibility Notes
a	RXS	[**]
b	STS	[**]
c		[**]
d		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

080509

EXHIBIT A Table 2

AP1000 Documentation Deliverables

AP1000 Facility Information classified as Proprietary Class 2 Releasable (i.e., deliverable under this Agreement) and Non-Proprietary Class 3 documents specifically related to the design, construction, operation and maintenance of the Facility provided under this Agreement shall be provided from the Contractor’s Information Management System (IMS) in electronic format via access through a controlled website or similar electronic information portal.  The final list of the documentation types to be provided for Owner’s access will be developed by Contractor and approved by the Owner during Phase I, and expected to include but not limited to the types of deliverable documents as provided in Table 2-1.

Instructions for access to these documents shall be provided by Contractor for use by Owner’s personnel, including listing of index fields and query options. This information may be electronically posted on the IMS. The controlled documents will be provided with revision level control, and be uniquely designated.

[**]

[**]

Proprietary Class 2 Releasable information is sensitive business and technical information that Owner may not disclose without Contractor’s prior written authorization except as otherwise provided in Article 19 of the Agreement.  Proprietary Class 2 Releasable documents will be marked “Proprietary Class 2”.  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Non-Proprietary Class 3 information is non-sensitive information that may be distributed both internally and externally to Contractor. This is information which, if published, would not result in the loss of an existing or potential competitive advantage and may be released on an unrestricted basis. Class 3 is primarily used to describe technical reports, association review papers, and/or marketing and advertising literature.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table 2-1

Types of Deliverable Documents

GENERAL AND ADMINISTRATIVE

•                  [**]

•                  [**]

•                  [**]

PROJECT MANAGEMENT

•                  [**]

•                  [**]

•                  Project Schedule (includes Engineering, Procurement, QA and Construction)

•                  Project Change Notices [**]

•                  Official Project Correspondence

•                  Monthly Progress Reports [**]

QUALITY ASSURANCE

•                  Contractor Project Quality Plan

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

ENGINEERING

Systems:

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•      [**]

•      [**]

•      [**]

•      [**]

Equipment

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

•      [**]

Relevant AP1000 Building Drawings and Reports, including

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

PROCUREMENT

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•                  [**]

•                  [**]

•                  [**]

•                  [**]

CONSTRUCTION

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

TESTING & STARTUP

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

•                  [**]

Note 1:                      [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A — Table 3
AP1000 Mandatory Spare Parts

Mandatory Spare Parts list will be inserted here as developed during the completion of the Facility.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A – Table 4

AP1000 Special Tools

This list of Special Tools may be updated through Design Finalization and Initial Testing.

WBS	Description	Data Sheet
3.403.	[**]
U1X4033_MZ01	[**]	MZ41-Z0D-001
U1X4033_MZ02	[**]	MZ42-Z0D-001
U1X4033_MZ03	[**]	MZ43-Z0D-001
U1X4033_MZ04	[**]	MZ44-Z0D-001
U1X4033_MZ05	[**]	MZ45-Z0D-001
U1X4033_MZ06	[**]	MZ46-Z0D-001
U1X4033_MZ07	[**]	MZ47-Z0D-001
U1X4033_MZ08	[**]	MZ48-Z0D-001
U1X4033_MZ09	[**]	MZ49-Z0D-001
U1X4033_MZ10	[**]	MZ50-Z0D-001
U2X4033_MZ01	[**]	MZ41-Z0D-001
U2X4033_MZ02	[**]	MZ42-Z0D-001
U2X4033_MZ03	[**]	MZ43-Z0D-001
U2X4033_MZ04	[**]	MZ44-Z0D-001
U2X4033_MZ05	[**]	MZ45-Z0D-001
U2X4033_MZ06	[**]	MZ46-Z0D-001
U2X4033_MZ07	[**]	MZ47-Z0D-001
U2X4033_MZ08	[**]	MZ48-Z0D-001
U2X4033_MZ09	[**]	MZ49-Z0D-001
U2X4033_MZ10	[**]	MZ50-Z0D-001
3.CCS.MZ3G	[**]
U1ACCS__MZ01A	[**]	MZ3G-Z0D-001
U1ACCS__MZ01B	[**]	MZ3G-Z0D-001
U1ACCS__MZ01C	[**]	MZ3G-Z0D-001
U1ACCS__MZ01D	[**]	MZ3G-Z0D-001
U2ACCS__MZ01A	[**]	MZ3G-Z0D-001
U2ACCS__MZ01B	[**]	MZ3G-Z0D-001
U2ACCS__MZ01C	[**]	MZ3G-Z0D-001
U2ACCS__MZ01D	[**]	MZ3G-Z0D-001
3.CVS.MZ00	[**]
U1NCVS__MZ01	[**]	MZ3J-Z0D-001
U1NCVS__MZ02	[**]	MZ3K-Z0D-001
U1NCVS__MZ03	[**]	MZ3L-Z0D-001
U1NCVS__MZ04	[**]	MZ3M-Z0D-001
U2NCVS__MZ01	[**]	MZ3J-Z0D-001
U2NCVS__MZ02	[**]	MZ3K-Z0D-001
U2NCVS__MZ03	[**]	MZ3L-Z0D-001
U2NCVS__MZ04	[**]	MZ3M-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
3.FHS.FH50	[**]
U1MFHS__FH50	[**]	FH50-Z0D-001
U2MFHS__FH50	[**]	FH50-Z0D-001
3.FHS.FH51	[**]
U1MFHS__FH51	[**]	FH51-Z0D-001
U2MFHS__FH51	[**]	FH51-Z0D-001
3.FHS.FH52	[**]
U1MFHS__FH52	[**]	FH52-Z0D-001
U2MFHS__FH52	[**]	FH52-Z0D-001
3.FHS.FH53	[**]
U1MFHS__FH53	[**]	FH53-Z0D-001
U2MFHS__FH53	[**]	FH53-Z0D-001
3.FHS.FH54	[**]
U1MFHS__FH54	[**]	FH54-Z0D-001
U2MFHS__FH54	[**]	FH54-Z0D-001
3.FHS.FH55	[**]
U1MFHS__FH55	[**]	FH55-Z0D-001
U2MFHS__FH55	[**]	FH55-Z0D-001
3.FHS.FH56	[**]
U1MFHS__FH56	[**]	FH56-Z0D-001
U2MFHS__FH56	[**]	FH56-Z0D-001
3.FHS.FH57	[**]
U1MFHS__FH57	[**]	FH57-Z0D-001
U2MFHS__FH57	[**]	FH57-Z0D-001
3.FHS.FH58	[**]
U1MFHS__FH58	[**]	FH58-Z0D-001
U2MFHS__FH58	[**]	FH58-Z0D-001
3.FHS.FH59	[**]
U1MFHS__FH59	[**]	FH59-Z0D-001
U2MFHS__FH59	[**]	FH59-Z0D-001
3.FHS.FH60	[**]
U1MFHS__FH60	[**]	FH60-Z0D-001
U1MFHS__FH61	[**]	FH60-Z0D-001
U2MFHS__FH60	[**]	FH60-Z0D-001
U2MFHS__FH61	[**]	FH60-Z0D-001
3.FHS.FS09	[**]
U1MFHS__FS08	[**]	FS09-Z0D-001
U2MFHS__FS08	[**]	FS09-Z0D-001
3.FHS.MZ01	[**]
U1MFHS__MZ01A	[**]	MZ01-Z0D-001
U1MFHS__MZ01B	[**]	MZ01-Z0D-001
U1MFHS__MZ01C	[**]	MZ01-Z0D-001
U1MFHS__MZ01D	[**]	MZ01-Z0D-001
U1MFHS__MZ101A	[**]	MZ1A-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U1MFHS__MZ101B	[**]	MZ1A-Z0D-001
U1MFHS__MZ101C	[**]	MZ1A-Z0D-001
U1MFHS__MZ101D	[**]	MZ1A-Z0D-001
U2MFHS__MZ01A	[**]	MZ01-Z0D-001
U2MFHS__MZ01B	[**]	MZ01-Z0D-001
U2MFHS__MZ01C	[**]	MZ01-Z0D-001
U2MFHS__MZ01D	[**]	MZ01-Z0D-001
U2MFHS__MZ101A	[**]	MZ1A-Z0D-001
U2MFHS__MZ101B	[**]	MZ1A-Z0D-001
U2MFHS__MZ101C	[**]	MZ1A-Z0D-001
U2MFHS__MZ101D	[**]	MZ1A-Z0D-001
3.FHS.MZ07	[**]
U1MFHS__MZ07	[**]	MZ07-Z0D-001
U2MFHS__MZ07	[**]	MZ07-Z0D-001
3.FHS.MZ13	[**]
U1MFHS__MZ13	[**]	MZ13-Z0D-001
U2MFHS__MZ13	[**]	MZ13-Z0D-001
3.FHS.MZ14	[**]
U1MFHS__MZ14	[**]	MZ14-Z0D-001
U2MFHS__MZ14	[**]	MZ14-Z0D-001
3.FHS.MZ15	[**]
U1MFHS__MZ15	[**]	MZ15-Z0D-001
U2MFHS__MZ15	[**]	MZ15-Z0D-001
3.FHS.MZ16	[**]
U1MFHS__MZ16	[**]	MZ16-Z0D-001
U2MFHS__MZ16	[**]	MZ16-Z0D-001
3.FHS.MZ17	[**]
U1MFHS__MZ17	[**]	MZ17-Z0D-001
U2MFHS__MZ17	[**]	MZ17-Z0D-001
3.FHS.MZRV.Z1B	[**]
U1MFHS__MZ102A	[**]	MZ1B-Z0D-001
U1MFHS__MZ102B	[**]	MZ1B-Z0D-001
U1MFHS__MZ102C	[**]	MZ1B-Z0D-001
U1MFHS__MZ102D	[**]	MZ1B-Z0D-001
U2MFHS__MZ102A	[**]	MZ1B-Z0D-001
U2MFHS__MZ102B	[**]	MZ1B-Z0D-001
U2MFHS__MZ102C	[**]	MZ1B-Z0D-001
U2MFHS__MZ102D	[**]	MZ1B-Z0D-001
3.FHS.MZRV.Z1C	[**]
U1MFHS__MZ103A	[**]	MZ1C-Z0D-001
U1MFHS__MZ103B	[**]	MZ1C-Z0D-001
U1MFHS__MZ103C	[**]	MZ1C-Z0D-001
U1MFHS__MZ103D	[**]	MZ1C-Z0D-001
U2MFHS__MZ103A	[**]	MZ1C-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2MFHS__MZ103B	[**]	MZ1C-Z0D-001
U2MFHS__MZ103C	[**]	MZ1C-Z0D-001
U2MFHS__MZ103D	[**]	MZ1C-Z0D-001
3.FHS.MZRV.Z1D	[**]
U1MFHS__MZ104A	[**]	MZ1D-Z0D-001
U1MFHS__MZ104B	[**]	MZ1D-Z0D-001
U1MFHS__MZ104C	[**]	MZ1D-Z0D-001
U1MFHS__MZ104D	[**]	MZ1D-Z0D-001
U2MFHS__MZ104A	[**]	MZ1D-Z0D-001
U2MFHS__MZ104B	[**]	MZ1D-Z0D-001
U2MFHS__MZ104C	[**]	MZ1D-Z0D-001
U2MFHS__MZ104D	[**]	MZ1D-Z0D-001
3.FHS.MZRV.Z1E	[**]
U1MFHS__MZ105A	[**]	MZ1E-Z0D-001
U1MFHS__MZ105B	[**]	MZ1E-Z0D-001
U1MFHS__MZ105C	[**]	MZ1E-Z0D-001
U1MFHS__MZ105D	[**]	MZ1E-Z0D-001
U2MFHS__MZ105A	[**]	MZ1E-Z0D-001
U2MFHS__MZ105B	[**]	MZ1E-Z0D-001
U2MFHS__MZ105C	[**]	MZ1E-Z0D-001
U2MFHS__MZ105D	[**]	MZ1E-Z0D-001
3.FHS.MZRV.Z1F	[**]
U1MFHS__MZ106	[**]	MZ1F-Z0D-001
U2MFHS__MZ106	[**]	MZ1F-Z0D-001
3.FHS.MZRV.Z1H	[**]
U1MFHS__MZ200	[**]	MZ1H-Z0D-001
U2MFHS__MZ200	[**]	MZ1H-Z0D-001
3.FHS.MZRV.Z1J	[**]
U1MFHS__MZ111A	[**]	MZ1J-Z0D-001
U1MFHS__MZ111B	[**]	MZ1J-Z0D-001
U1MFHS__MZ111C	[**]	MZ1J-Z0D-001
U1MFHS__MZ111D	[**]	MZ1J-Z0D-001
U2MFHS__MZ111A	[**]	MZ1J-Z0D-001
U2MFHS__MZ111B	[**]	MZ1J-Z0D-001
U2MFHS__MZ111C	[**]	MZ1J-Z0D-001
U2MFHS__MZ111D	[**]	MZ1J-Z0D-001
3.FHS.MZRV.Z1K	[**]
U1MFHS__MZ121	[**]	MZ1K-Z0D-001
U2MFHS__MZ121	[**]	MZ1K-Z0D-001
3.FHS.MZRV.Z1L	[**]
U1MFHS__MZ131	[**]	MZ1L-Z0D-001
U2MFHS__MZ131	[**]	MZ1L-Z0D-001
3.FWS.MZ2A	[**]
U1PFWS__MZ01	[**]	MZ2A-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2PFWS__MZ01	[**]	MZ2A-Z0D-001
3.IDS.DB01.HWE	[**]
U1EIDSA_DY001	[**]	DB01-Z0D-001T
U2EIDSA_DY001	[**]	DB01-Z0D-001T
3.MHS	[**]
U1MMHS__MH18	[**]	MH18-Z0D-001
U1MMHS__MH19A	[**]	MH19-Z0D-001
U1MMHS__MH19B	[**]	MH19-Z0D-001
U1MMHS__MHEXTRA-1	[**]	MH18-Z0D-001
U1MMHS__MHEXTRA-3	[**]	MH18-Z0D-001
U2MMHS__MH18	[**]	MH18-Z0D-001
U2MMHS__MH19A	[**]	MH19-Z0D-001
U2MMHS__MH19B	[**]	MH19-Z0D-001
U2MMHS__MHEXTRA-1	[**]	MH18-Z0D-001
U2MMHS__MHEXTRA-3	[**]	MH18-Z0D-001
3.RCS.MH17.HWE	[**]
UCRRCS__MH01	[**]	MH17-Z0D-001
3.RCS.MZ19	[**]
U1RRCS__MZ01	[**]	MZ19-Z0D-001
U2RRCS__MZ01	[**]	MZ19-Z0D-001
3.RCS.MZ3A	[**]
U1RRCS__MZ30	[**]	MZ3A-Z0D-001
U2RRCS__MZ30	[**]	MZ3A-Z0D-001
3.RCS.MZ3B	[**]
U1RRCS__MZ31A	[**]	MZ3B-Z0D-001
U1RRCS__MZ31B	[**]	MZ3B-Z0D-001
U2RRCS__MZ31A	[**]	MZ3B-Z0D-001
U2RRCS__MZ31B	[**]	MZ3B-Z0D-001
3.RCS.MZ3C	[**]
U1RRCS__MZ32A	[**]	MZ3C-Z0D-001
U1RRCS__MZ32B	[**]	MZ3C-Z0D-001
U1RRCS__MZ32C	[**]	MZ3C-Z0D-001
U1RRCS__MZ32D	[**]	MZ3C-Z0D-001
U2RRCS__MZ32A	[**]	MZ3C-Z0D-001
U2RRCS__MZ32B	[**]	MZ3C-Z0D-001
U2RRCS__MZ32C	[**]	MZ3C-Z0D-001
U2RRCS__MZ32D	[**]	MZ3C-Z0D-001
3.RCS.MZ3D	[**]
U1RRCS__MZ33A	[**]	MZ3D-Z0D-001
U1RRCS__MZ33B	[**]	MZ3D-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U1RRCS__MZ33C	[**]	MZ3D-Z0D-001
U1RRCS__MZ33D	[**]	MZ3D-Z0D-001
U2RRCS__MZ33A	[**]	MZ3D-Z0D-001
U2RRCS__MZ33B	[**]	MZ3D-Z0D-001
U2RRCS__MZ33C	[**]	MZ3D-Z0D-001
U2RRCS__MZ33D	[**]	MZ3D-Z0D-001
3.RCS.MZ3E	[**]
U1RRCS__MZ34	[**]	MZ3E-Z0D-001
U1RRCS__MZ35	[**]	MZ3F-Z0D-001
U2RRCS__MZ34	[**]	MZ3E-Z0D-001
U2RRCS__MZ35	[**]	MZ3F-Z0D-001
3.RNS.MZ3N	[**]
U1NRNS__MZ01	[**]	MZ3N-Z0D-001
U2NRNS__MZ01	[**]	MZ3N-Z0D-001
3.RNS.MZ3Q	[**]
U1NRNS__MZ11	[**]	MZ3Q-Z0D-001
U2NRNS__MZ11	[**]	MZ3Q-Z0D-001
3.RXS.MY90.HWE	[**]
U1RRXS__MYY01	[**]	MY90-Z0D-001
U2RRXS__MYY01	[**]	MY90-Z0D-001
3.SFS.MZ3H	[**]
U1NSFS__MZ01A	[**]	MZ3H-Z0D-001
U1NSFS__MZ01B	[**]	MZ3H-Z0D-001
U1NSFS__MZ01C	[**]	MZ3H-Z0D-001
U1NSFS__MZ01D	[**]	MZ3H-Z0D-001
U2NSFS__MZ01A	[**]	MZ3H-Z0D-001
U2NSFS__MZ01B	[**]	MZ3H-Z0D-001
U2NSFS__MZ01C	[**]	MZ3H-Z0D-001
U2NSFS__MZ01D	[**]	MZ3H-Z0D-001
3.SWS.MZ3P	[**]
U1ASWS__MZ01	[**]	MZ3P-Z0D-001
U2ASWS__MZ01	[**]	MZ3P-Z0D-001
3.WSS.MH60	[**]
U1MMHS__MH60	[**]	MH60-Z0D-001
U1WWSS__MR01	[**]	MH60-Z0D-001
U1WWSS__MR02	[**]	MH60-Z0D-001
U1WWSS__MSCART	[**]	MH60-Z0D-002
U1WWSS__MZ02	[**]	MH60-Z0D-004
U1WWSS__MZ04	[**]	MH60-Z0D-006
U1WWSS__MZ05	[**]	MH60-Z0D-007
U2MMHS__MH60	[**]	MH60-Z0D-001
U2WWSS__MR01	[**]	MH60-Z0D-001
U2WWSS__MR02	[**]	MH60-Z0D-001
U2WWSS__MSCART	[**]	MH60-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WBS	Description	Data Sheet
U2WWSS__MZ01	[**]	MH60-Z0D-001
U2WWSS__MZ02	[**]	MH60-Z0D-001
U2WWSS__MZ03	[**]	MH60-Z0D-001

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A  Figures

Figure 1. Site Plan - Interface with Existing Site Facilities and Systems

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A  Figures

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT A  Figures

DCD Figure 1.2-3, Functional Allocation of System Components Contained in Buildings

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT B

Contractor’s Organization

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

X = CONTRACTOR RESPONSIBILITY

O = OWNER RESPONSIBILITY

(Where both are listed, the Party first listed has the lead responsibility and the second one has the responsibility to support)

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Well Permit (Groundwater Wells) (SC R61-71)	State DHEC	Y	X	X	X
Negative declaration on cultural resources from the State Historic Preservation Officer (SHPO) (36 CFR Part 800)	State	N	N/A	N/A	N/A
Negative declaration on endangered species from the U.S. Fish and Wildlife Services (USFWS) (50 CFR Parts 13, 17, 222, 226, 227, 402, 424, 450-453)	Federal	N/A	N/A	N/A	N/A
Negative declaration on endangered species from South Carolina Department of Natural Resources (SCDNR) (50 CFR Parts 13, 17, 222, 226, 227, 402, 424, 450-453)	State	N/A	N/A	N/A	N/A
Wetlands 404 Permit from U.S. Army Corps of Engineers (COE) (33 CFR 328)	Federal	Y	O/X	O	X

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Floodplain Assessment (E.O. 11988)	Federal	N/A	N/A	N/A	N/A
Federal Aviation Administration § 77.15 Permit (14 CFR 77)	Federal	Y	X	X	X
PERMITS, PLANS, & DETERMINATIONS NEEDED FOR ANY CONSTRUCTION
Air Quality Protection Permitting
DOE Spent Fuel Agreement/Contract (NWPA 1982)	Federal	N	O	O	O
Bureau of Air Quality Construction Permit (May include contractor small sources) (SC R. 61-62)	State DHEC	Y	O/X	O	X
Concrete Batch Plant BAQ Permit (Form IIF) (May be part of BAQ Construction Permit) (SC R. 61-62)	State DHEC	Y	O/X	O	X
Surface Water Protection Permitting
Dam Repair/Alterations Permit (SC R. 72-1 through R. 72-9)	State DHEC	N/A	N/A	N/A	N/A
Water Use Permit (Water withdrawal from Broad River)	Federal	N/A	N/A	N/A	N/A

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Sec 401 Water Quality Certification (SCDHEC) (SC R61-101)	State	Y	O/X	O	X
Public Water Supply System (Potable Water) (SC R. 61-58.)	State DHEC	Y	O/X	O	X

Sec 404 Dredge & Fill Permit (Corps of Engineers) Dredging of Ponds and River (33 CFR 323)  Construction in Wetlands (33 CFR 330)  Wetland and/or stream fill Construction of Intake/Discharge Structures (33 CFR 322/Section 10 Rivers and Harbors Act)and Impact to Navigable Waters (33 USC 403)

	Federal/ State	Y	O/X	O	X
County Septic Tank Permit	County	N/A	N/A	N/A	N/A

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
NPDES Permit to Construct Sanitary Wastewater Wastewater Treatment Intake Structure (33 CFR 322) Discharge structure (SC R. 61-9)	State DHEC	Y	O/X	O	X
NPDES Permit - Concrete Batch Plant (SC R. 61-9)	State DHEC	Y	O/X	O	X
NPDES Stormwater Permit Construction Storm Water Pollution Prevention Plan (SWPPP) Erosion Control Plan Grading Permit Notice of Intent (NOI) (SC R. 61-9)	State DHEC	Y	O/X	O	X
CZMA Approval / Waiver	State/Federal	Y	O	O	O
Facility Response Plan for Oil Spills (40 CFR 112, SC R. 61-9 BMP)	State	N/A	N/A	N/A	N/A

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4 of 8

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Groundwater/Drinking Water Protection Permitting
Diesel Fuel Storage Tank (UST) Installation Permit (Potentially not required for above ground tanks) (SC R. 61-92)	State DHEC	N/A	N/A	N/A	N/A
Waste Management Permitting
Construction & Demolition Landfill (SC R. 61-71, R. 61-107.258, R. 61-107.11, and R. 61-107.13)	State DHEC	Y	O/X	O	X
Pollution Prevention and Waste Minimization Plan (RCRA) (SC R. 61-79, and SC R. 61-104)	State DHEC	N/A	N/A	N/A	N/A
Process Waste Disposal/RCRA ID Number (SC R. 61-79, and SC R. 61-104)	State DHEC	Y	O/X	O	X
Used Oil Disposal (SC R. 61-79, and SC R. 61-104)	State	N/A	N/A	N/A	N/A
Miscellaneous Permits
NRC COL	NRC	N/A	N/A	N/A	N/A
FERC License Revision (Project 1894)	FERC License	Y	O/X	O	O
ASME Owners Certification (NCA-3230)	ASME	N/A	O	O	O

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5 of 8

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Parr/FFPS and Railroad Easements	SCE&G	Y	O/X	O	O
SC Business License	State	N/A	N/A	N/A	N/A
Release from “Land Application” status for areas in and around L50.	State DHEC	N/A	N/A	N/A	N/A
Engineering Report [International Building Codes, Sec 1704) (Fairfield Co Building Safety)	County	Y	X	X	X
Building Permit [Offices & warehouses only] (Fairfield Co Building Safety)	County	Y	X	X	X
DOT Highway Encroachment/Modifications	State DOT	N/A	N/A	N/A	N/A
Blasting Permit	State	N	X	X	X
Certificate of Public Convenience and Necessity (SC Public Service Commission)	State	Y	O/X	O	O
PERMITS, PLANS, & DETERMINATIONS NEEDED FOR OPERATION
Air Quality Protection Permitting
Title V Air Operating Permit or Conditional Major Source Permit (SC R. 61-62)	State DHEC	Y	O/X	O	O

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6 of 8

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Surface Water Protection Permitting
NPDES Permit Sanitary Wastewater Discharge Wastewater Treatment Discharge Cooling Tower Blowdown Discharge (SC R. 61-9)	State DHEC	Y	O/X	O	O
Operations SPCC Plan (40 CFR 112, SC R. 61-9)	State	Y	N/A	N/A	N/A
NPDES Operations Stormwater Permit Operations Storm Water Pollution Prevention Plan (SWPPP) (SC R. 61-9)	State DHEC	Y	O/X	O	O
Groundwater/Drinking Water Protection Permitting
Diesel Fuel Storage Tank (UST) Operating Permit (Potentially not required for above ground tanks) (SC R. 61-92)	State DHEC	N/A	N/A	N/A	N/A

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

7 of 8

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT C

Permits

Listing of Required Permits and Licenses
PERMITS, PLANS, & DETERMINATIONS NEEDED	PERMIT TYPE	DESIGN DATA NEEDED (Y/N)	DEVELOP PERMIT	OWNER / HOLDER	IMPLEMENT PERMIT
Waste Management Permitting
Process Waste Disposal/RCRA ID Number (SC R. 61-79, and SC R. 61-104)	State	Y	O/X	O	O
Pollution Prevention and Waste Minimization Plan (SC R. 61-79, and SC R. 61-104)	State	Y	O/X	O	O
Radioactive Materials/Transport License (SC R 61-63 and R 61-83)	State DHEC	N	O	O	O
SNM License 10 CFR 30, 40 and 70	Federal NRC	N	O	O	O
Certificate to Transport Hazardous Materials (40 CFR and SC R 61-79)	Federal/ DOT	N	O	O	O

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT D

AP1000 —Project Execution Plan Processes

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit D is appended.

The Project Execution Plan will incorporate the following processes.  The Parties may mutually agree to modify the title or description of such processes or add additional processes to the Project Execution Plan.

Process Title	Process Description

Project Management Plan

Describes the project organizational structure, work scope and division of responsibilities, top level project schedule and list of key deliverables. Outlines the responsibility assignments, top level principles, strategies, systems and processes employed in the project. This process will address the Limited Notice(s) to Proceed issued by Owner to authorize the Phase 1 Work. This process will also address Project Schedule adjustments, including those related to first concrete pouring and COL approval.

Risk Management	Defines process to identify, assess, categorize manage and track risk items. It includes process to report status of risk mitigation and track to completion.

Schedule

Defines the process of creating and controlling the Project Schedule with an agreed integrated work breakdown structure for the identification of activity (IDs) with appropriate links between design finalization, procurement and construction.

Supply Chain/Procurement Plan

Describes processes, procedures, roles and responsibilities for the demand plan, supply plan, risk management and procurement/logistics processes for the purchase of goods and services. Provides a coordinated strategy to ensure on-time delivery of cost effective, quality products and services.

Construction Execution Plan

Establish the construction philosophy and planned approach for the AP1000 Standard Plant, such that execution of the construction portion of the Work will be completed in accordance with the requirements of the Agreement and Subcontracts. This plan defines the scope of the construction portion of the Work, Contractor’s project management team’s organization, and how the construction portion of the Work will be managed.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Process Title	Process Description

Module Plan

Document the process and infrastructure required for completion of module planning, design, procurement, fabrication and assembly, testing, delivery, storage, Site assembly, outfitting and installation to support construction of the AP1000 Nuclear Power Plant (the “AP1000”). Establishes process for vendor selection and lists selected fabricators for each module. Lists the structural/mechanical modules and piping assemblies and identifies Contractor’s or Subcontractors’ organizations responsible for design/supply of each module.

Quality Assurance Plan

Description of requirements of Quality Assurance Program and how the Westinghouse Quality Management System and Shaw Stone & Webster Quality Assurance Program are implemented and identifies supplemental procedures that will be required.

Process Improvement/Lessons Learned

Process to identify and evaluate lessons learned from AP1000 and other projects and maintain them in a centralized system. Describes how to submit, evaluate and distribute lessons learned and recommend corrective actions.

Project Engineering Plan

An upper level program document that provides the description and guidance for executing the responsibilities, functions and activities of Contractor’s engineering organizations for AP1000 projects. Summarizes the interfaces, interactions and relationships with the rest of the AP1000 project organization. It does not contain detailed program descriptions or implementing procedures; rather, it references the detailed program descriptions and their respective implementing procedures.

Project Completion and Closeout

Identifies activities required to document completion of the Work. Identifies documentation required to document that a Unit has been delivered, constructed and tested in accordance with the terms of the Agreement and the deliverables have been provided and accepted by Owner, and all contract related commercial issues have been resolved.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Process Title	Process Description

Project Controls Plan

Describes the measurement, monitoring and forecasting methods for the change control process for schedule and cost with necessary approval and reporting. Describes the project controls to be utilized and describes the project controls organization and responsibilities. The cost controls area will also define the processes, procedures, roles, and responsibilities for how invoices and adjustments to invoices (i.e. escalation, contingency) will be submitted to Owner and how costs will be reported to Owner to fulfill FERC and South Carolina Public Service Commission requirements.

System Turnover

Establishes the requirements and responsibilities for the Turnover process from construction to startup. Define the scope and verification of Work completion for Contractor Turnover of a Unit to the Owner and its Operator.

Start-up and Commissioning

Describes test activities associated with Preoperational Test and Start-up Test programs. Defines test sequencing procedures and Level 3 test schedules. Defines roles and responsibilities, Site staff assumptions, and number of test personnel to achieve the test program. Lists Preoperational Test and Start-up Test ITAACs. Addresses interface with Turnover.

Communication Plan

Provide clear and effective formal Contractor communications, including information that affects schedule, engineering, construction, quality, procurement or contractual matters between Contractor and Owner, Subcontractors, and relevant third parties. Provide project documentation distribution matrix to Owner.

Contract/Subcontract Management

Describe how the contractual and financial requirements will be managed and executed between Owner and Contractor from execution of the Agreement to Final Completion. Includes the management of the agreement between the Consortium Members. Describes philosophy of flow down obligations and integration from the Consortium Members to their Subcontracts as specifically related to the Agreement.

Regulatory/Licensing Management

Identifies requirements and describes regulatory submittals and interactions with the NRC during each phase, pre-COLA application, COL support, ITAAC in planning, NRC oversight of procurement, fabrication and construction.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Process Title	Process Description

AP1000 Configuration Management

Documents adherence to 10 CFR Part 50, Appendix B in design and configuration control as the Work evolves from engineering through procurement, construction and Turnover. Documents general inter-organization processes for design and configuration management and control.

AP1000 Standardization Management	Outline the reasons and benefits of domestic and international design standardization of the AP1000 and establish limits for standardization.

Resource Staffing Management

Process to manage the project resources with emphasis on staffing. Necessary instructions to resource with competent individuals with the necessary training and qualifications to deliver a quality product. Controls will be specified to check individual qualifications and provide supplemental training for site activities.

Information Management System

Develop central database and “air traffic control” system using Smart Plant Foundation with links to the sources of information. Identify/document processes for populating, maintaining, delivering and accessing information. Define unique plant information technology infrastructure requirements needed for information management system to function.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit E

Project Schedule

The Project Schedule (and any revisions thereto) is the Primavera schedule.

The Project Schedule for construction of the Standard Plant is provided on the Attachment based on the Full Notice to Proceed being received no later than [**].

[**] Contractor will prepare and deliver to Owner a Site specific Project Schedule that will incorporate the Site specific Work with a Site specific construction schedule [**].  Both Parties will work together in this Project Schedule change development [**].

Contractor shall perform the Work under this Agreement in accordance with the Project Schedule.  The Project Schedule shall be updated throughout the Contractor’s performance of the Work as necessary to meet the following Milestones, as adjusted based on the Site specific Project Schedule described above.

Critical Milestones

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

Notes:

1.               [**]

2.               [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**A 25-page schedule to Exhibit E—Project Schedule has been omitted in its entirety pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT F-1

Milestone Payment Schedule

This Exhibit F-1 provides the Payment Schedules for the [**] portions of the Agreement.  These payments will be invoiced in accordance with the provisions of Article 8 — Payments, Exhibit H - Pricing and Exhibit J- Price Adjustment Provisions.

Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

The Westinghouse Phase 1A work with a value of [**] and the Stone & Webster Phase 1A Work with a value of [**] were paid under separate agreements.  These amounts are included in Exhibit H - Pricing but are not included in any of the below payment schedule tables.

Milestone Payment Schedules will be revisited, once the Project Schedule is completed, to set the payments to the appropriate set of Milestones reflecting the Work associated with the payments, by [**].

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.1           [**]

F.1.1        Westinghouse [**] Payments

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	RCP	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]		[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	Squib Valves	[**]	[**]	[**]	[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]
[**]	CMT	[**]	[**]	[**]	[**]
[**]	ACT	[**]	[**]	[**]	[**]
[**]	RCL Pipe	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]	[**]	[**]
[**]	Pressurizer	[**]	[**]	[**]	[**]
[**]	CRDMs	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	CMT	[**]	[**]	[**]	[**]
[**]	ACT	[**]	[**]	[**]	[**]
[**]	Pressurizer	[**]	[**]	[**]	[**]
[**]	RCL Pipe	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	Project	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]	[**]	[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]	[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	ACT	[**]	[**]		[**]
[**]	ACT	[**]		[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	Main Transformers	[**]	[**]	[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	Squib Valves	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	CMT	[**]	[**]		[**]
[**]	CMT	[**]		[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]
[**]	Royalties	[**]	[**]		[**]
[**]	T/G	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	RV	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	RCP	[**]	[**]		[**]
[**]	T/G	[**]	[**]		[**]
[**]	CMT	[**]	[**]		[**]
[**]	RCL Pipe	[**]	[**]		[**]
[**]	RCL Pipe	[**]		[**]	[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]
[**]	CMT	[**]	[**]		[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	RCP	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RV	[**]	[**]		[**]
[**]	ACT	[**]	[**]		[**]
[**]	T/G	[**]	[**]		[**]
[**]	T/G	[**]		[**]	[**]
[**]	RV	[**]	[**]		[**]
[**]	Polar Crane	[**]	[**]	[**]	[**]
[**]	RCL Pipe	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	CRDMs	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	ACT	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RCP	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	RV	[**]		[**]	[**]
[**]	RV	[**]	[**]		[**]
[**]	CMT	[**]	[**]		[**]
[**]	RCL Pipe	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	RVI	[**]	[**]		[**]
[**]	IHP	[**]		[**]	[**]
[**]	Allowance	[**]	[**]		[**]
[**]	Allowance	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	CMT	[**]	[**]		[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	Polar Crane	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	S/G	[**]	[**]		[**]
[**]	CMT	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	RV	[**]	[**]		[**]
[**]	Squib Valves	[**]	[**]		[**]
[**]	ACT	[**]	[**]		[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	T/G	[**]	[**]		[**]
[**]	T/G	[**]		[**]	[**]
[**]	VFD	[**]	[**]		[**]
[**]	RVI	[**]		[**]	[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	IHP	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]	[**]	[**]	[**]
[**]	Refueling Mach	[**]	[**]	[**]	[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	RCP	[**]		[**]	[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	RV	[**]	[**]		[**]
[**]	ACT	[**]	[**]		[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	S/G	[**]		[**]	[**]
[**]	RV	[**]		[**]	[**]
[**]	ACT	[**]		[**]	[**]
[**]	RV	[**]		[**]	[**]
[**]	RCL Pipe	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]	[**]	[**]	[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	T/G	[**]	[**]		[**]
[**]	T/G	[**]		[**]	[**]
[**]	Refueling Mach	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]		[**]
[**]	S/G	[**]		[**]	[**]
[**]	RVI	[**]	[**]		[**]
[**]	ACT	[**]	[**]		[**]
[**]	ACT	[**]		[**]	[**]
[**]	IHP	[**]	[**]		[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	Project	[**]	[**]		[**]
[**]	S/G	[**]	[**]		[**]
[**]	RVI	[**]		[**]	[**]
[**]	Squib Valves	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	CRDMs	[**]	[**]		[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Spt Fuel Strg Rack	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RV	[**]		[**]	[**]
[**]	RCL Pipe	[**]	[**]		[**]
[**]	RCL Pipe	[**]		[**]	[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	RVI	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	IHP	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	VFD	[**]	[**]		[**]
[**]	S/G	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	CMT	[**]		[**]	[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	T/G	[**]	[**]		[**]
[**]	T/G	[**]		[**]	[**]
[**]	Aux-Res Xfmr	[**]	[**]	[**]	[**]
[**]	Spt Fuel Strg Rack	[**]	[**]	[**]	[**]
[**]	Spt Fuel Strg Rack	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]		[**]
[**]	RCP	[**]	[**]		[**]
[**]	RCP	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]
[**]	RV	[**]		[**]	[**]
[**]	RV	[**]	[**]		[**]
[**]	Squib Valves	[**]	[**]		[**]
[**]	Squib Valves	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	ACT	[**]		[**]	[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	Pressurizer	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Project	[**]	[**]		[**]
[**]	VFD	[**]		[**]	[**]
[**]	CMT	[**]		[**]	[**]
[**]	IHP	[**]	[**]		[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	Aux-Res Xfmr	[**]	[**]	[**]	[**]
[**]	Squib Valves	[**]	[**]		[**]
[**]	IHP	[**]	[**]		[**]
[**]	Pressurizer	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	VFD	[**]	[**]		[**]
[**]	RCP	[**]		[**]	[**]
[**]	S/G	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RVI	[**]		[**]	[**]
[**]	RV	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	ACT	[**]		[**]	[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	RVI	[**]	[**]		[**]
[**]	RV	[**]	[**]		[**]
[**]	Squib Valves	[**]	[**]		[**]
[**]	IHP	[**]	[**]		[**]
[**]	T/G	[**]		[**]	[**]
[**]	Main Transformers	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	ACT	[**]		[**]	[**]
[**]	IHP	[**]	[**]		[**]
[**]	IHP	[**]		[**]	[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RCP	[**]	[**]		[**]
[**]	RCP	[**]		[**]	[**]
[**]	RCP	[**]		[**]	[**]
[**]	S/G	[**]		[**]	[**]
[**]	RV	[**]	[**]		[**]
[**]	Squib Valves	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	CRDMs	[**]		[**]	[**]
[**]	S/G	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RVI	[**]	[**]		[**]
[**]	CMT	[**]		[**]	[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	RCL Pipe	[**]		[**]	[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]	[**]		[**]
[**]	IHP	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	CMT	[**]		[**]	[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	Refueling Mach	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	VFD	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	S/G	[**]		[**]	[**]
[**]	RVI	[**]	[**]		[**]
[**]	CMT	[**]		[**]	[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	RCP	[**]		[**]	[**]
[**]	S/G	[**]	[**]		[**]
[**]	RVI	[**]		[**]	[**]
[**]	RV	[**]		[**]	[**]
[**]	T/G	[**]	[**]		[**]
[**]	Main Transformers	[**]	[**]		[**]
[**]	Squib Valves	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	Pressurizer	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RCP	[**]	[**]		[**]
[**]	Polar Crane	[**]	[**]		[**]
[**]	IHP	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]	[**]		[**]
[**]	Refueling Mach	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Spt Fuel Strg Rack	[**]	[**]		[**]
[**]	VFD	[**]		[**]	[**]
[**]	Squib Valves	[**]		[**]	[**]
[**]	IHP	[**]		[**]	[**]
[**]	Pressurizer	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	Spt Fuel Strg Rack	[**]	[**]		[**]
[**]	RCP	[**]	[**]		[**]
[**]	S/G	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	RCP	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	RV	[**]		[**]	[**]
[**]	Squib Valves	[**]		[**]	[**]
[**]	IHP	[**]		[**]	[**]
[**]	Aux-Res Xfmr	[**]	[**]		[**]
[**]	S/G	[**]		[**]	[**]
[**]	T/G	[**]		[**]	[**]
[**]	Main Transformers	[**]	[**]		[**]
[**]	Aux-Res Xfmr	[**]	[**]		[**]
[**]	IHP	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]	[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]	[**]		[**]
[**]	RV	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	S/G	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Spt Fuel Strg Rack	[**]	[**]		[**]
[**]	RCP	[**]		[**]	[**]
[**]	Passive RHR Hx	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Refueling Mach	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	RVI	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	S/G	[**]		[**]	[**]
[**]	T/G	[**]		[**]	[**]
[**]	Main Transformers	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]		[**]	[**]
[**]	Polar Crane	[**]		[**]	[**]
[**]	Fuel Hand’l Mch	[**]		[**]	[**]
[**]	Refueling Mach	[**]		[**]	[**]
[**]	Spt Fuel Strg Rack	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Spt Fuel Strg Rack	[**]		[**]	[**]
[**]	RCP	[**]		[**]	[**]
[**]	Aux-Res Xfmr	[**]		[**]	[**]
[**]	Main Transformers	[**]		[**]	[**]
[**]	Aux-Res Xfmr	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	I&C/Simulator	[**]		[**]	[**]
[**]	Spt Fuel Strg Rack	[**]		[**]	[**]
[**]	Project	[**]	[**]		[**]
[**]	Project	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.2        Westinghouse [**] Payments

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Apr-08	[**]	[**]	[**]
May-08	[**]	[**]	[**]
Jun-08	[**]	[**]	[**]
Jul-08	[**]	[**]	[**]
Aug-08	[**]	[**]	[**]
Sep-08	[**]	[**]	[**]
Oct-08	[**]	[**]	[**]
Nov-08	[**]	[**]	[**]
Dec-08	[**]	[**]	[**]
Jan-09	[**]	[**]	[**]
Feb-09	[**]	[**]	[**]
Mar-09	[**]	[**]	[**]
Apr-09	[**]	[**]	[**]
May-09	[**]	[**]	[**]
Jun-09	[**]	[**]	[**]
Jul-09	[**]	[**]	[**]
Aug-09	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Sep-09	[**]	[**]	[**]
Oct-09	[**]	[**]	[**]
Nov-09	[**]	[**]	[**]
Dec-09	[**]	[**]	[**]
Jan-10	[**]	[**]	[**]
Feb-10	[**]	[**]	[**]
Mar-10	[**]	[**]	[**]
Apr-10	[**]	[**]	[**]
May-10	[**]	[**]	[**]
Jun-10	[**]	[**]	[**]
Jul-10	[**]	[**]	[**]
Aug-10	[**]	[**]	[**]
Sep-10	[**]	[**]	[**]
Oct-10	[**]	[**]	[**]
Nov-10	[**]	[**]	[**]
Dec-10	[**]	[**]	[**]
Jan-11	[**]	[**]	[**]
Feb-11	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Mar-11	[**]	[**]	[**]
Apr-11	[**]	[**]	[**]
May-11	[**]	[**]	[**]
Jun-11	[**]	[**]	[**]
Jul-11	[**]	[**]	[**]
Aug-11	[**]	[**]	[**]
Sep-11	[**]	[**]	[**]
Oct-11	[**]	[**]	[**]
Nov-11	[**]	[**]	[**]
Dec-11	[**]	[**]	[**]
Jan-12	[**]	[**]	[**]
Feb-12	[**]	[**]	[**]
Mar-12	[**]	[**]	[**]
Apr-12	[**]	[**]	[**]
May-12	[**]	[**]	[**]
Jun-12	[**]	[**]	[**]
Jul-12	[**]	[**]	[**]
Aug-12	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Sep-12	[**]	[**]	[**]
Oct-12	[**]	[**]	[**]
Nov-12	[**]	[**]	[**]
Dec-12	[**]	[**]	[**]
Jan-13	[**]	[**]	[**]
Feb-13	[**]	[**]	[**]
Mar-13	[**]	[**]	[**]
Apr-13	[**]	[**]	[**]
May-13	[**]	[**]	[**]
Jun-13	[**]	[**]	[**]
Jul-13	[**]	[**]	[**]
Aug-13	[**]	[**]	[**]
Sep-13	[**]	[**]	[**]
Oct-13	[**]	[**]	[**]
Nov-13	[**]	[**]	[**]
Dec-13	[**]	[**]	[**]
Jan-14	[**]	[**]	[**]
Feb-14	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Mar-14	[**]	[**]	[**]
Apr-14	[**]	[**]	[**]
May-14	[**]	[**]	[**]
Jun-14	[**]	[**]	[**]
Jul-14	[**]	[**]	[**]
Aug-14	[**]	[**]	[**]
Sep-14	[**]	[**]	[**]
Oct-14	[**]	[**]	[**]
Nov-14	[**]	[**]	[**]
Dec-14	[**]	[**]	[**]
Jan-15	[**]	[**]	[**]
Feb-15	[**]	[**]	[**]
Mar-15	[**]	[**]	[**]
Apr-15	[**]	[**]	[**]
May-15	[**]	[**]	[**]
Jun-15	[**]	[**]	[**]
Jul-15	[**]	[**]	[**]
Aug-15	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Sep-15	[**]	[**]	[**]
Oct-15	[**]	[**]	[**]
Nov-15	[**]	[**]	[**]
Dec-15	[**]	[**]	[**]
Jan-16	[**]	[**]	[**]
Feb-16	[**]	[**]	[**]
Mar-16	[**]	[**]	[**]
Apr-16	[**]	[**]	[**]
May-16	[**]	[**]	[**]
Jun-16	[**]	[**]	[**]
Jul-16	[**]	[**]	[**]
Aug-16	[**]	[**]	[**]
Sep-16	[**]	[**]	[**]
Oct-16	[**]	[**]	[**]
Nov-16	[**]	[**]	[**]
Dec-16	[**]	[**]	[**]
Jan-17	[**]	[**]	[**]
Feb-17	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Mar-17	[**]	[**]	[**]
Apr-17	[**]	[**]	[**]
May-17	[**]	[**]	[**]
Jun-17	[**]	[**]	[**]
Jul-17	[**]	[**]	[**]
Aug-17	[**]	[**]	[**]
Sep-17	[**]	[**]	[**]
Oct-17	[**]	[**]	[**]
Nov-17	[**]	[**]	[**]
Dec-17	[**]	[**]	[**]
Jan-18	[**]	[**]	[**]
Feb-18	[**]	[**]	[**]
Mar-18	[**]	[**]	[**]
Apr-18	[**]	[**]	[**]
May-18	[**]	[**]	[**]
Jun-18	[**]	[**]	[**]
Jul-18	[**]	[**]	[**]
Aug-18	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
Sep-18	[**]	[**]	[**]
Oct-18	[**]	[**]	[**]
Nov-18	[**]	[**]	[**]
Dec-18	[**]	[**]	[**]
Jan-19		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.3        Westinghouse [**] Payments

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	RCP, SG, RV	[**]	[**]	[**]	[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	CMT	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	CMT	[**]	[**]	[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	RCL Pipe	[**]	[**]	[**]	[**]
[**]	Pressurizer	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	T/G	[**]	[**]	[**]	[**]
[**]	Polar Crane	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	Polar Crane	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	Fuel Hand’l Mch	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	T/G	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	VFD	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	VFD	[**]	[**]	[**]	[**]
[**]	Pressurizer	[**]	[**]	[**]	[**]
[**]	ACT	[**]	[**]	[**]	[**]
[**]	RV	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	IHP	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	Aux-Res Xfmr	[**]	[**]	[**]	[**]
[**]	Main Transformers	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	Passive RHR Hx	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	RVI	[**]	[**]	[**]	[**]
[**]	S/G	[**]	[**]	[**]	[**]
[**]	Polar Crane	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	RCP	[**]	[**]	[**]	[**]
[**]	Aux-Res Xfmr	[**]	[**]	[**]	[**]
[**]	I&C/Simulator	[**]	[**]	[**]	[**]
[**]	Spt Fuel Strg Rack	[**]	[**]	[**]	[**]
[**]	Rx Vessel	[**]	[**]	[**]	[**]
[**]	Project	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Component	Milestone Payment	Unit 2 Invoice Amount	Unit 3 Invoice Amount	Adjustment
[**]	Containment Vessel	[**]	[**]	[**]	[**]
[**]	Project	[**]		[**]	[**]
[**]	Turbine Generator	[**]		[**]	[**]
[**]	Turbine Generator	[**]		[**]	[**]
[**]	TG Bldg	[**]		[**]	[**]
[**]	Project	[**]		[**]	[**]
[**]	Project	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.4        Stone & Webster [**] Milestone Payments

Stone & Webster [**]

Payment Schedule

[**]

Invoice Date	Payment
Jul-08	[**]
Oct-08	[**]
Jan-09	[**]
Apr-09	[**]
Jul-09	[**]
Oct-09	[**]
Jan-10	[**]
Apr-10	[**]
Jul-10	[**]
Oct-10	[**]
Jan-11	[**]
Apr-11	[**]
Jul-11	[**]
Oct-11	[**]
Jan-12	[**]
Apr-12	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.1.5        Stone & Webster [**] Milestone Payment Schedule

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
U2
U3
[**]
	U2 Contract Execution	U2	[**]	[**]
	U3 Contract Execution	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	U2 Milestone TBD	U2	[**]	[**]
	U3 Milestone TBD	U3	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Cure Time for Nuclear Island Basemat	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	Aux Bldg - Begin Concrete Rebar Installation (Does Not Include CA20), EL 66’6	U2	[**]	[**]
[**]	Place Concrete for Unit 2 Nuclear Island Basemat	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation of Aux Bldg Elevator, Clean & Dirty Sides, EL 66’6	U2	[**]	[**]
[**]	Aux Bldg - Begin Electrical Equipment Installation, EL 66’6 All Areas	U2	[**]	[**]
[**]	Aux Bldg - Begin Installation of Large Bore Piping , EL 66’6	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Aux Bldg - Begin Concrete Fill of CA20 Structural Module, EL 66’6	U2	[**]	[**]
[**]	Containment - Place Concrete to EL 71’-6 & Containment Sump Curbs (KQ11)	U2	[**]	[**]
[**]	Aux Bldg - Begin Placement of Concrete, EL 82’6	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation of R251 SFS/WLS Commodity Module EL 82’6	U2	[**]	[**]
[**]	Aux Bldg - Begin Installation of Spent Fuel Pool Heat Exchangers, EL 82’-6	U2	[**]	[**]
[**]	Aux Bldg - Place Concrete Floor at Column Line 1-2, EL 82’6 Area 5 & 6	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	ITAAC 3.3.11 - Concrete Over Soft Soil @ 84’	U2	[**]	[**]
[**]	Aux Bldg - Place Concrete Floor Slabs, EL 82’6 Area 1	U2	[**]	[**]
[**]	Aux Building - Place Concrete Under Containment Vessel (CV), EL 74’6 to 82’6 Areas 7 & 8	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation of CA22 Floor Module, EL 82’6	U2	[**]	[**]
[**]	Aux Bldg - Begin Installation of Duct, EL 66’6	U2	[**]	[**]
[**]	Aux Bldg - Begin Installation of Standard Service Modules (KU), EL 66’6 Corridor Areas 3, 4 & 5	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Turbine Bldg - Concrete Cure for Condensate Trench Bottom Mat, EL 89’ Area 0	U2	[**]	[**]
[**]	Annex Bldg - Place Slab On Grade, Rooms 40311 & 40325 Column Lines 7.8 - 13 & A - E, EL 100’ Area 4	U2	[**]	[**]
[**]	Annex Bldg - Install Underground Plumbing Piping, Rooms 40326 - 40327& 40350 - 40357 EL 89’ Area 4	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Turbine Bldg - Install Rebar for Circ Water (CWS) Trench Turbine Bldg - West Wall, EL 89’ Area 0	U2	[**]	[**]
[**]	Aux Bldg - Install Fire Protection Equipment, EL 82’6 - 100’	U2	[**]	[**]
[**]	Turbine Bldg - Install Rebar for Circ Water (CWS) Trench North and South Walls, EL 89’ Area 0	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Annex Bldg - Install Floor Drains, Piping & Embeds in Basemat, EL 89’ Areas 1, 2 & 3	U2	[**]	[**]
[**]	Containment - Install & Connect Rebar Adjacent to Containment Vessel to 107’2, West Side	U2	[**]	[**]
[**]	Turbine Bldg - Place Concrete (CWS) Trench Walls 89’ to 100’	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Annex Bldg - Install & Connect Rebar For 2’ Wall at Col 9, E-H.03/6.5, EL 100’ - 118’2 Areas 1 & 2	U2	[**]	[**]
[**]	Containment - Begin Installation of PXS Accumulator Tanks, EL 84’6	U2	[**]	[**]
[**]	Annex Bldg - Install & Connect Rebar for North Grade Wall at Column Line 4.1, EL 100’ to 107’2 Areas 2 & 3	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Turbine Bldg - #1 Install and Connect Rebar for Turbine Bldg Basemat at Column Lines 18-20, EL 100’, Area 3	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	Turbine Bldg - #4 Install and Connect Rebar for Turbine Bldg Basemat at Column Line 14-17 & Column Line I.2 - R, EL 100’	U2	[**]	[**]
[**]	Annex Bldg - Place East Grade Wall at Column Line E, EL 100’-107’2 Areas 2 & 3	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Containment - Install KQ23 Upper Chemical Volume Control System (CVS) Module, EL 84’6 Room 11209 Area 2	U2	[**]	[**]
[**]	Annex Bldg - Install Roof Ventilator VXS-MY-V02, EL 118’6 Area 4	U2	[**]	[**]
[**]	Containment - Place Mass Concrete to EL 107’2 with Curbs 108’-2 Northeast	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Containment - Prepare & Prime Floors and Walls, EL 107’2 to 118’6	U2	[**]	[**]
[**]	Turbine Bldg - Install T/G Support Module 2031-CH-81A	U2	[**]	[**]
[**]	Turbine Bldg - Install Cable Trays & Supports EL 89’ to 100’ 0”	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Turbine Bldg - Erect Structural Steel at Column Line I.2-L.1 12.1-14, EL 116’9 -134’6 Area 4	U2	[**]	[**]
[**]	Annex Bldg - Install & Finish Plumbing Fixtures, EL 100’ Area 4	U2	[**]	[**]
[**]	TURBINE BLDG - SET & INSTALL MONORAILS EL 117’ 6” to 135’ 3”	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Annex Bldg - Install Lighting & Complete Electrical, EL 100’ Area 4	U2	[**]	[**]
[**]	Annex Bldg - Paint Piping, EL 100’Area 4	U2	[**]	[**]
[**]	Aux Bldg - Begin Preparation & Priming of Surfaces, EL 100’ to 117’6	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	ERECT - HYDROGEN STORAGE TANK AREA	U2	[**]	[**]
[**]	Aux Bldg - Prepare & Prime Surfaces, EL 100’ to 117’6 Areas 5 & 6	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	Annex Bldg - Perform Piping Integrity Check, EL 100’ Area 2	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Turbine Bldg - Set & Install VFD’s EL 135’ 3” to 161’ 0”	U2	[**]	[**]
[**]	Turbine Bldg - Place Concrete Slab above Grade (SAG) at Column Line K.1-P.1 & 12.1-14, EL 117’6 Area 0	U2	[**]	[**]
[**]	Aux Bldg - Place Concrete Floor, EL 117’-6 Areas 5 & 6	U2	[**]	[**]
[**]
	Unit 3 milestone TBD	U3	[**]	[**]
[**]	Containment - Install Concrete Reinforcing Slab at EL 135’3	U2	[**]	[**]
[**]	Turbine Bldg - Ground Structural Steel at Heater Bay, EL 100’	U2	[**]	[**]
[**]	Aux Bldg - Perform Piping Integrity Check, EL 66’-6 Areas 7 & 8	U2	[**]	[**]
[**]
[**]	(EDS) TEST SWITCH BOARDS	U2	[**]	[**]
[**]	(TCS) TEST PUMPS	U2	[**]	[**]
[**]	Aux Bldg - Begin Installation of Reinforcing Assemblies , EL 262’9 to 333’9	U2	[**]	[**]
[**]
[**]	Annex Bldg - Install Battery Room Exhaust Fan VXS-MA-09A & B, EL 135”3 Area 1	U2	[**]	[**]
[**]	Turbine Bldg - Install High Pressure Turbine Cross Under Exhaust East & West Pipe Spool, EL 100’ Area 1	U2	[**]	[**]
[**]	Aux Bldg - Form Deck Roof Slab at Column Line I-J1 & 2-4, EL 153’ Area 5	U2	[**]	[**]
[**]
[**]	Turbine Bldg - Install Turbine Lower casings, EL 161’-2 Area 1	U2	[**]	[**]
[**]	Aux Bldg - Install Grounding	U3	[**]	[**]
[**]	Install Nuclear Island Basemat Lower Rebar & Embeds	U3	[**]	[**]
[**]
[**]	Aux Bldg - Assemble Wall Rebar for EL 100’-135’3 Areas 1 - 8	U3	[**]	[**]
[**]	Turbine Bldg - Install Piping Make Up Pieces to Auxiliary Boiler Equipment & Modules, El 100’ Area 2	U2	[**]	[**]
[**]	(IDS) TEST SWITCH BOARDS	U2	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
[**]	Aux Bldg - Install Forms for Butting Wall J-2 & K-2 EL 66’-84’ Area 6	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation of Concrete Forms, EL 66’6	U3	[**]	[**]
[**]	Place Concrete for Unit 3 Nuclear Island Basemat	U3	[**]	[**]
[**]
[**]	Aux Bldg - Prepare & Prime Surfaces, EL 66’6 Area 4	U3	[**]	[**]
[**]	Aux Bldg - Begin Electrical Equipment Installation, EL 66’6 All Areas	U3	[**]	[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 89’ & 100’ Area 0	U2	[**]	[**]
[**]
[**]	(ASS) TEST CIRCUIT BREAKERS	U2	[**]	[**]
[**]	Aux Bldg - Install Wall Form at Column Line 9.5 From I to K, EL 66’6 - 84’6 Area 2	U3	[**]	[**]
[**]	(CCS) TEST CIRCUIT BREAKERS	U2	[**]	[**]
[**]
[**]	Aux Bldg - Begin Installation of Wall Forms, EL 100’	U3	[**]	[**]
[**]	Turbine Bldg - Pull & Terminate Cable, EL89’ & 100’ Area 9	U2	[**]	[**]
[**]	Aux Bldg - Install Instruments to Support Hydro Test, EL 66’6 to 82’6 Areas 1 & 2	U2	[**]	[**]
[**]
[**]	(RNS) TEST CIRCUIT BREAKERS	U2	[**]	[**]
[**]	Containment - Install Rebar for Steam Generator Floors, EL 83’	U3	[**]	[**]
[**]	Containment - Install CB51 Steam Gen #1 Room Wall Panel Module (A), EL 80’-83’ Room 11201 Areas 1 & 2	U3	[**]	[**]
[**]
[**]	ECS ENERGIZE 4160V SWGEAR TURB EL 135’ A 7 14.	U2	[**]	[**]
[**]	Containment - Place Concrete to EL 87’ 6	U3	[**]	[**]
[**]	Containment - Begin Concrete Placement, EL 84’6 - 108’2	U3	[**]	[**]
[**]
[**]	CWS - SYSTEM HYDRO TURB & YARD	U2	[**]	[**]
[**]	CVS FLUSH P 1 W/TMP PMP THRU CVS SKID TO SF POOL	U2	[**]	[**]
[**]	Containment - Remove Bracing from CA04 Reactor Vessel Cavity / RCDT Structural	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
Module, EL 87’6
[**]
[**]	CCS HYDRO PKG A IN AUX BUILDING FROM 100’ to 135’3	U2	[**]	[**]
[**]	FPS HYDRO PKG H AUX 3,4,5,6 ABOVE 135’ & Above	U2	[**]	[**]
[**]	(MSS) TEST RELIEF VALVES	U2	[**]	[**]
[**]
[**]	Aux Bldg - Begin Installation of Concrete Wall Forms, EL 118’6 - 133’	U3	[**]	[**]
[**]	Aux Bldg - Install Make Up Piping for Cradle Reinforcement South, EL 66’6 Area 7	U3	[**]	[**]
[**]	Aux Bldg - Place Concrete at Column Line North Wall Column Line 2 - 4, EL 89’ thru 98’1 Area 6	U3	[**]	[**]
[**]	(CDS) TEST MOTOR HEATERS	U2	[**]	[**]
[**]	Turbine Bldg - Flush & Hydro all Large Bore Pipe, By System, El All	U2	[**]	[**]
[**]
[**]	Aux Bldg - Place Concrete Floor Slabs, EL 82’6 Area 2	U3	[**]	[**]
[**]	Aux Bldg - Place Concrete Beams at Column Line 9.1 - 9.5, J & K to 81’-6	U3	[**]	[**]
[**]
[**]	Aux Bldg - Begin Installation of Degasifier Column, EL 74’6	U3	[**]	[**]
[**]	Annex Bldg - Excavate for Basemat (Check Soil Conductivity), EL 89’ Area 1A	U3	[**]	[**]
[**]
[**]	Annex Bldg - Install Basemat Grounding Grid, Column Lines 2 - 13 & A - I1, EL 89’ Areas 1, 2, 3 & 4	U3	[**]	[**]
[**]	Annex Bldg - Install Masonry Wall Column Line C.5 Corridor Wall, Rooms 40311 & 40319, EL 100’ - 118’ Area 4	U3	[**]	[**]
[**]
[**]	Aux Bldg - Begin Concrete Placement, EL 107’2	U3	[**]	[**]
[**]	Aux Bldg - Install Precast Panels, EL 100’ for Room 12351 Area 4	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
[**]	Aux Bldg - Begin Installation of Personnel Access Hatch from Aux Bldg to Containment, EL 107’2	U3	[**]	[**]
[**]	Turbine Bldg - Install 6” Work Mat below Turbine Bldg Basemat, EL 95’6 Area 0	U3	[**]	[**]
[**]
[**]	Annex Bldg - Cure 2’ Wall at Column Line 9,E-H.03/6.5 Room 40309, EL 100’ Area 1	U3	[**]	[**]
[**]	Aux Bldg - Place Concrete Wall at Column I 7.3-10, EL 133’- 149’ Area 2	U3	[**]	[**]
[**]	Annex Bldg - Place 2’ Wall at Col 12-13 & G.2-H.03 (Room 40305), EL 100’ - 117’2 Area 1	U3	[**]	[**]
[**]
[**]	Turbine Bldg - #2 Place Turbine Bldg Basemat, Areas 8 & 9, EL 100’0	U3	[**]	[**]
[**]	Aux Bldg - Prepare & Prime Walls, EL 117’6 to 135’3 Areas 7 And 8	U3	[**]	[**]
[**]	Aux Bldg - Install Shield Wall Form at 5-N EL 165’-181’ Areas 7 & 8	U3	[**]	[**]
[**]
[**]	Annex Bldg - Install Forms East Grade Wall Col. Line E, Rooms 40326, 40353, 40357, 40340, EL 100’ - 107’2 Areas 2 & 3	U3	[**]	[**]
[**]	Turbine Bldg - #5 Place Turbine Bldg Basemat at Column Line 11-12.1, EL 100’	U3	[**]	[**]
[**]	Annex Bldg - Install Roof Ventilator VXS-MY-V02, EL 118’6 Area 4	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Install CH81C North Turbine Turning Gear (TG)Support Module 2033-CH81C, EL 100’ Area 3	U3	[**]	[**]
[**]	Annex Bldg - Install Forms for Area 1, EL 117’6	U3	[**]	[**]
[**]
[**]	Aux Bldg - Place Concrete Shield Wall at Column 5-Q EL 179’ - 213’ Areas 7 & 8	U3	[**]	[**]
[**]	Annex Bldg - Install Forms for 1’ Wall at Column Line 4 E-H, EL 120’ To 134’ Areas 2 & 3	U3	[**]	[**]
[**]	Turbine Bldg - Install Cable Trays & Supports EL 117’ 6” to 135’ 3”	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Ground Structural Steel at Column Line 12-14, EL 100’	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	ECS ENERGIZE MCC’S 132/232 TEMP POW AUX 100’	U3	[**]	[**]
[**]	Containment - Install Ring #2 Including Walkway, Horizontal CircularTray and Piping, EL 135’3	U3	[**]	[**]
[**]
[**]	Annex Bldg - Install 5 Ton Crane and Hook Column Line 2 - 4 & G - H Room 40358, EL 107’2 Area 3	U3	[**]	[**]
[**]	Turbine Bldg - Place Concrete Slab above Grade (Slab above Grade (SAG)) at I.2-K.1 & 12.1-14, EL 117’-6 Area 4	U3	[**]	[**]
[**]	Annex Bldg - 1D, Cure 2’ Wall at Column Line 9, E-H.03/6.5	U3	[**]	[**]
[**]
[**]	Annex Bldg - Install Exhaust Fans (VBS/VXS-MA-09/13), EL 135’3 Area 1	U3	[**]	[**]
[**]	Turbine Bldg - Install Lighting Transformers, EL 100’ Area 0	U3	[**]	[**]
[**]	Aux Bldg - Install Structural Steel Roof Framing & Deck, EL 160’ Areas 3 & 4	U3	[**]	[**]
[**]
[**]	Containment - Align & Tack Structural Modules CA02, CA03, & CA56, EL 84’6 - 135’3	U3	[**]	[**]
[**]	Turbine Bldg - Install Lower (CDS) Condenser Shell C, El 100’ Area 2	U3	[**]	[**]
[**]	Aux Bldg - Install CH67 Upper Annulus Stair/Lift Platform, EL 243’ to 261	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Install KT04 Service Water System (SWS) Strainer Module, EL 100’ Area 0	U3	[**]	[**]
[**]	Aux Bldg - Install Conduit, EL 153’ to 264’-6”	U3	[**]	[**]
[**]
[**]	Aux Bldg - Install Valves, EL 117’6 to 135’3	U3	[**]	[**]
[**]	Annex Bldg - Install Elevator Mechanical Equipment, EL 180’ Areas 2 & 3	U3	[**]	[**]
[**]	Turbine Bldg - Install Cable Tray Along Column Line R 13.1-17, EL 99’ Area 1	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Install W480 Feedwater (FWS)Booster Pump Suction Pipe Module, EL 117’6 Area 8	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	Annex Bldg - Perform Construction Pre - Turnover Electrical Check Out, EL 107’-2 Area 2	U3	[**]	[**]
[**]	Turbine Bldg - Fitup Circ Water System (CWS) Supply & Return Piping to the Condenser, EL 100’ Area 2	U3	[**]	[**]
[**]
[**]	Turbine Building-INSTALL MODULE W581-South Heater Bay Vertical Pipe Chase	U3	[**]	[**]
[**]	Turbine Bldg - Install Piping from Condensate Pump Discharge to CPS Equipment Package, EL 100’ Area 6	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Install KT48 VYS Module, EL 117’-6 Area 8	U3	[**]	[**]
[**]	Turbine Building-INSTALL MODULE KT34-LOS Clean Oil Transfer Pump Module	U3	[**]	[**]
[**]	Turbine Bldg - Install W680 Feedwater (FWS) Min-Flow Pipe Module, EL 135 Area 8	U3	[**]	[**]
[**]	Aux Bldg - Begin Construction Testing (Hot & Cold Checks) of Electrical Components, EL 66’-6	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Install Dike Wall at Column Lines 12.1-13.1 & P.1-R in LOS Room, EL 117’-6	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 161’ Area 9	U3	[**]	[**]
[**]	Aux Bldg - Install EDS Batteries in Division B Battery Room 12204, EL 82’-6 Area 1	U3	[**]	[**]
[**]	Turbine Bldg - Pull Cable from MCC’S on EL 117’6 to all Areas, EL 100’	U3	[**]	[**]
[**]	Aux Bldg - Begin Piping Integrity Checks, EL 135’-3	U3	[**]	[**]
[**]
[**]	Aux Bldg - Charge EDS Batteries	U3	[**]	[**]
[**]	(RWS) TEST CIRCUIT BREAKERS	U3	[**]	[**]
[**]	RNS HYDRO PKG B FROM PUMP DISC TO ISO VALVE	U3	[**]	[**]
[**]
[**]	ECS ELECTR CHECK OUT MCC’S 312/313 TURB 117’	U3	[**]	[**]
[**]	Yard - Excavate & Install Underground Diesel Fuel Lines	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
[**]	(IDS) TEST SWITCH BOARDS	U3	[**]	[**]
[**]	(IDS) TEST FUSE PANELS	U3	[**]	[**]
[**]	ECS ENERGIZE LOAD CENTRS TURB 135’ A 7	U3	[**]	[**]
[**]	UNIT 2 Substantial Completion	U2	[**]	[**]
[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 135’-3 Area 5	U3	[**]	[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 135’-3 Area 0	U3	[**]	[**]
[**]	Containment - Install CA31 Steel Floor, EL 107’2 Reactor Vessel Cavity Floor Module (11105 Ceiling, Floor 11504)	U3	[**]	[**]
[**]
[**]	RNS - HYDRO PKG B FM IRWST/CVS 7&8 TO RNS PUMPS	U3	[**]	[**]
[**]	(VWS) TEST PUMP MOTORS	U3	[**]	[**]
[**]	Turbine Bldg - Install Fire Protection Equipment, EL 135’3	U3	[**]	[**]
[**]
[**]	Aux Bldg - Install WLS PDT-160 Waste After Filter Differential Pressure Transmitter, EL 66’6 Room 12151 Area 4	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation of Instrumentation in all Rooms, EL 66’6 to 82’6	U3	[**]	[**]
[**]	Containment - Perform Piping Integrity Check, EL 118’6 - 135’3	U3	[**]	[**]
[**]
[**]	Annex Bldg - Pull Cable & Terminate, EL 117’ Area 1	U3	[**]	[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 117’-6 Area 3	U3	[**]	[**]
[**]	(DWS) TEST CIRCUIT BREAKERS	U3	[**]	[**]
[**]
[**]	Radwaste Bldg - Pull Cable, Room 50353, EL 100’ Area 3	U3	[**]	[**]
[**]	(RNS) TEST PUMP MOTORS	U3	[**]	[**]
[**]	Turbine Bldg - Pull Cable & Terminate ,EL 117’6 Area 1	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Perform Pre - Turnover Construction Electrical Check Out, EL 117’-6 Area 3	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	Aux Bldg - Activate Class 1E DC and UPS System (IDS) A/B/D DK-1 to RNS Isolation Valve Control Power	U3	[**]	[**]
[**]	Turbine Bldg - Pull Cable from MCC’S on EL 117’ to all Areas EL 135’3	U3	[**]	[**]
[**]
[**]	FPS HYDRANT FLUSH & PRESSURE TEST	U3	[**]	[**]
[**]	Containment - Perform Testing of Polar Crane (MHS-MH-01), EL 135’3 Area 1	U3	[**]	[**]
[**]	Turbine Bldg - Pull & Terminate Cable, EL 135’-3 Area 4	U3	[**]	[**]
[**]
[**]	Diesel Gen Bldg - Pull Cable & Terminate - Drain Sump Pump (WWS-MP-B), EL 100 Area 2	U3	[**]	[**]
[**]	Containment - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 84’6 to 107’2	U3	[**]	[**]
[**]	Containment - Perform Piping Integrity Check, EL 162’1 & above	U3	[**]	[**]
[**]
[**]	Containment - Install Balance of Piping Insulation (as required), EL 66’6 to 71’6 All Areas	U3	[**]	[**]
[**]	Aux Bldg - Begin Installation ofl Balance of Piping Insulation after Hydro, EL EL 135’3 to 153’	U3	[**]	[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 135’-3 Area 2	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Activate Switchgear & Electrical Rooms, EL 135’-3	U3	[**]	[**]
[**]	Containment - Install KU05AZ Standard Service Module South, EL 135’3 Room 11500 Area 1	U3	[**]	[**]
[**]	Turbine Bldg - Perform Piping Integrity Check, EL 226’ Area 4	U3	[**]	[**]
[**]
[**]	VYS HYDRO PKG D TURB PIPING ABOVE 117’ TO 161’	U3	[**]	[**]
[**]	Containment - Install Piping & Equipment Insulation (as required), EL 135’3 to 162’1 All Areas	U3	[**]	[**]
[**]	Containment - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 135’3	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
[**]	Aux Bldg - Complete Make Up Piping, EL 298’9 Room 12703 Areas 7 & 8	U3	[**]	[**]
[**]	(MTS) TEST MAIN TURBINES	U3	[**]	[**]
[**]	Aux Bldg - Perform Piping Integrity Check, EL 258’ Area 7 Annulus	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Perform Pre - Turnover Construction Electrical Check Out, EL 135’-3 Area 2	U3	[**]	[**]
[**]	(PSS) TEST PUMP MOTORS	U3	[**]	[**]
[**]	Radwaste Bldg - Flush & Hydro all Large Bore Pipe, By System, El All	U3	[**]	[**]
[**]
[**]	Aux Bldg - Perform Construction Testing (Hot & Cold Checks) of Electrical Components, EL 100’ Areas 7 and 8	U3	[**]	[**]
[**]	Aux Bldg - Begin Activation of AC & DC Power to Plant Equipment, EL 135’3	U3	[**]	[**]
[**]	Aux Bldg - Begin Construction Testing (Hot & Cold Checks) of Electrical Components, EL 117’6	U3	[**]	[**]
[**]
[**]	RXS VERIFY ROD CONTROL INTERLOCK AND SIGNAL	U3	[**]	[**]
[**]	RXS COMP FILL & VENT RV & PRESSURIZE PIPE	U3	[**]	[**]
[**]	Aux Bldg - Perform Normal Residual Heat Removal (RNS) Electrical System Checkout	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Pull & Terminate Cable, EL 135’-3 Area 7	U3	[**]	[**]
[**]	Containment - Perform Communication System (Paging Only) Phase I Testing	U3	[**]	[**]
[**]	LOS - VERIFY PERFORMANCE TURBINE ON TURNING GEAR	U3	[**]	[**]
[**]
[**]	Turbine Bldg - Perform Construction Electrical Checkout (Hot & Cold Checks), EL 100’ Areas 3 & 7	U3	[**]	[**]
[**]	Containment - Install Reactor Vessel (RV) Head to Support Cold Hydro	U3	[**]	[**]
[**]	(TDS) TEST CIRCUIT BREAKERS	U3	[**]	[**]
[**]
[**]	(VES) TEST RELIEF VALVES	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]	CDS FLUSH PKG 1 TURBINE BUILDING BELOW 135’	U3	[**]	[**]
[**]	(PGS) TEST PUMP	U3	[**]	[**]
[**]
[**]	(DRS) TEST STORM DRAIN SYSTEM (MECH)	U3	[**]	[**]
[**]	(RDS) TEST GRAVITY & ROOF DRAINAGE SYSTEM	U3	[**]	[**]
[**]	CDS - HYDRO PKG B TURB BUILDING ABOVE 135’	U3	[**]	[**]
[**]
[**]	Align Primary & Secondary Systems for Cold Hyro/Establish Pre-requisites	U3	[**]	[**]
[**]
[**]	Containment - Install TE121A RCS Cold Leg 1A Narrow Range RTD 1, EL 104’ Room 11201	U3	[**]	[**]
[**]	BDS-14.2.8.1.54 DRN SG S AFTER 2NDRY HYDRO	U3	[**]	[**]
[**]	Containment - Begin Installation of RCS Main Loop Instrumentation, EL 84’6	U3	[**]	[**]
[**]
[**]	MTS TURBINE ROLL	U3	[**]	[**]
[**]	RCS 14.2.8.1.67 VER OPERATION RCS 240 HRS (HFT)	U3	[**]	[**]
[**]	Containment - Install Balance of Piping & Equipment Insulation after Hydro, EL 118’6 to 135’3	U3	[**]	[**]
[**]
[**]	VUS ISO VALVE ALIGNMENT COMPLETE	U3	[**]	[**]
[**]	VUS 14.2.8.1.102 ILRT - CONTAINMENT VESSEL	U3	[**]	[**]
[**]	VUS 14.2.8.1.93 SIT - CONTAINMENT VESSEL	U3	[**]	[**]
[**]
No Milestones available
[**]
No Milestones available
[**]
No Milestones available
[**]
[**]	READY FOR FUEL LOAD - UNIT 3	U3
[**]
[**]	INITIAL CRITICALITY & LPPT Unit 3	U3	[**]	[**]
[**]	RCS HEATUP & RESOLVE HFT PUNCH LIST ITEMS	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Stone & Webster [**]

Milestone Payment Schedule

Activity ID	Activity Name	Unit	Start	Payment Due
[**]
[**]	ESCALATE TO 10% SYNCH ON GRID	U3	[**]	[**]
[**]	POWER ASCENSION TO 5%-SECONDARY SIDE WORK	U3	[**]	[**]
[**]
[**]	MAINTENANCE OUTAGE	U3	[**]	[**]
[**]	50% POWER TESTING	U3	[**]	[**]
[**]	POWER ASCENSION TO 30% POWER	U3	[**]	[**]
[**]
[**]	LOSS OF OFFSITE POWER TEST	U3	[**]	[**]
[**]	LOAD SWING TESTING	U3	[**]	[**]
[**]	100% POWER TESTING	U3	[**]	[**]
[**]
[**]	[**] PERFORMANCE TEST Unit 3	U3	[**]	[**]
[**]
[**]	UNIT 3 Substantial Completion	U3	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT F-2

PAYMENT PLAN

Exhibit F-2 provides the [**] Scope of Work.  These payments will be invoiced in accordance with the provisions of Article 8 — Payments, Exhibit H - Pricing and Exhibit J- Price Adjustment Provisions.

Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

F.2           [**]

F.2.1        Westinghouse [**] Payments

Estimated Invoice	Unit 2		Unit 3
Date	Material	Labor	Material	Labor	[**]
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09		[**]			[**]
Aug-09		[**]			[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice	Unit 2		Unit 3
Date	Material	Labor	Material	Labor	[**]
Sep-09		[**]			[**]
Oct-09		[**]			[**]
Nov-09		[**]			[**]
Dec-09		[**]			[**]
Jan-10		[**]			[**]
Feb-10		[**]			[**]
Mar-10		[**]			[**]
Apr-10	[**]	[**]		[**]	[**]
May-10	[**]	[**]		[**]	[**]
Jun-10		[**]		[**]	[**]
Jul-10		[**]		[**]	[**]
Aug-10		[**]		[**]	[**]
Sep-10		[**]		[**]	[**]
Oct-10		[**]		[**]	[**]
Nov-10		[**]		[**]	[**]
Dec-10		[**]		[**]	[**]
Jan-11		[**]		[**]	[**]
Feb-11		[**]		[**]	[**]
Mar-11		[**]		[**]	[**]
Apr-11		[**]		[**]	[**]
May-11		[**]	[**]	[**]	[**]
Jun-11		[**]	[**]	[**]	[**]
Jul-11	[**]	[**]		[**]	[**]
Aug-11	[**]	[**]		[**]	[**]
Sep-11	[**]	[**]		[**]	[**]
Oct-11	[**]	[**]		[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice	Unit 2		Unit 3
Date	Material	Labor	Material	Labor	[**]
Nov-11	[**]	[**]		[**]	[**]
Dec-11	[**]	[**]		[**]	[**]
Jan-12	[**]	[**]		[**]	[**]
Feb-12	[**]	[**]		[**]	[**]
Mar-12	[**]	[**]		[**]	[**]
Apr-12	[**]	[**]		[**]	[**]
May-12	[**]	[**]		[**]	[**]
Jun-12	[**]	[**]		[**]	[**]
Jul-12	[**]	[**]		[**]	[**]
Aug-12	[**]	[**]		[**]	[**]
Sep-12	[**]	[**]		[**]	[**]
Oct-12	[**]	[**]		[**]	[**]
Nov-12	[**]	[**]		[**]	[**]
Dec-12	[**]	[**]		[**]	[**]
Jan-13	[**]	[**]		[**]	[**]
Feb-13	[**]	[**]		[**]	[**]
Mar-13	[**]	[**]		[**]	[**]
Apr-13	[**]	[**]		[**]	[**]
May-13	[**]	[**]		[**]	[**]
Jun-13	[**]	[**]		[**]	[**]
Jul-13	[**]			[**]	[**]
Aug-13	[**]		[**]	[**]	[**]
Sep-13	[**]		[**]	[**]	[**]
Oct-13	[**]		[**]	[**]	[**]
Nov-13	[**]		[**]	[**]	[**]
Dec-13	[**]		[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice	Unit 2		Unit 3
Date	Material	Labor	Material	Labor	[**]
Jan-14	[**]		[**]	[**]	[**]
Feb-14	[**]		[**]	[**]	[**]
Mar-14	[**]	[**]	[**]	[**]	[**]
Apr-14	[**]		[**]	[**]	[**]
May-14	[**]		[**]	[**]	[**]
Jun-14	[**]		[**]	[**]	[**]
Jul-14	[**]		[**]	[**]	[**]
Aug-14	[**]		[**]	[**]	[**]
Sep-14	[**]		[**]	[**]	[**]
Oct-14	[**]		[**]	[**]	[**]
Nov-14	[**]		[**]	[**]	[**]
Dec-14	[**]		[**]	[**]	[**]
Jan-15	[**]		[**]	[**]	[**]
Feb-15	[**]		[**]	[**]	[**]
Mar-15	[**]		[**]	[**]	[**]
Apr-15	[**]		[**]	[**]	[**]
May-15	[**]		[**]	[**]	[**]
Jun-15	[**]		[**]	[**]	[**]
Jul-15	[**]		[**]	[**]	[**]
Aug-15	[**]		[**]	[**]	[**]
Sep-15			[**]	[**]	[**]
Oct-15			[**]	[**]	[**]
Nov-15			[**]	[**]	[**]
Dec-15			[**]	[**]	[**]
Jan-16			[**]	[**]	[**]
Feb-16			[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice	Unit 2		Unit 3
Date	Material	Labor	Material	Labor	[**]
Mar-16			[**]	[**]	[**]
Apr-16			[**]	[**]	[**]
May-16			[**]	[**]	[**]
Jun-16			[**]	[**]	[**]
Jul-16			[**]	[**]	[**]
Aug-16			[**]	[**]	[**]
Sep-16			[**]	[**]	[**]
Oct-16			[**]	[**]	[**]
Nov-16			[**]	[**]	[**]
Dec-16			[**]	[**]	[**]
Jan-17			[**]	[**]	[**]
Feb-17			[**]	[**]	[**]
Mar-17			[**]	[**]	[**]
Apr-17			[**]		[**]
May-17			[**]		[**]
Jun-17			[**]		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.2.2        Westinghouse [**]

Payments

Estimated Invoice Date	Unit 2	Unit 3
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09	[**]
Nov-09	[**]
Dec-09	[**]
Jan-10	[**]
Feb-10	[**]
Mar-10	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2	Unit 3
Apr-10	[**]
May-10	[**]
Jun-10	[**]
Jul-10	[**]
Aug-10	[**]
Sep-10	[**]
Oct-10	[**]
Nov-10	[**]
Dec-10	[**]
Jan-11	[**]
Feb-11	[**]
Mar-11	[**]
Apr-11	[**]
May-11	[**]
Jun-11	[**]
Jul-11	[**]
Aug-11	[**]
Sep-11	[**]
Oct-11	[**]
Nov-11	[**]
Dec-11	[**]
Jan-12	[**]
Feb-12	[**]
Mar-12	[**]
Apr-12	[**]
May-12	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2	Unit 3
Jun-12	[**]
Jul-12	[**]
Aug-12	[**]
Sep-12	[**]
Oct-12		[**]
Nov-12		[**]
Dec-12		[**]
Jan-13		[**]
Feb-13	[**]	[**]
Mar-13	[**]	[**]
Apr-13	[**]	[**]
May-13	[**]	[**]
Jun-13	[**]	[**]
Jul-13	[**]	[**]
Aug-13	[**]	[**]
Sep-13	[**]	[**]
Oct-13	[**]	[**]
Nov-13	[**]	[**]
Dec-13	[**]	[**]
Jan-14	[**]	[**]
Feb-14	[**]	[**]
Mar-14	[**]	[**]
Apr-14	[**]	[**]
May-14	[**]	[**]
Jun-14	[**]	[**]
Jul-14	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2	Unit 3
Aug-14	[**]	[**]
Sep-14	[**]	[**]
Oct-14	[**]
Nov-14	[**]
Dec-14	[**]
Jan-15	[**]
Feb-15	[**]
Mar-15	[**]
Apr-15	[**]
May-15	[**]
Jun-15	[**]
Jul-15	[**]
Aug-15	[**]
Sep-15	[**]
Oct-15	[**]
Nov-15	[**]
Dec-15	[**]
Jan-16	[**]
Feb-16	[**]
Mar-16	[**]
Apr-16
May-16
Jun-16
Jul-16		[**]
Aug-16		[**]
Sep-16		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2	Unit 3
Oct-16		[**]
Nov-16		[**]
Dec-16		[**]
Jan-17		[**]
Feb-17		[**]
Mar-17		[**]
Apr-17		[**]
May-17		[**]
Jun-17		[**]
Jul-17		[**]
Aug-17		[**]
Sep-17		[**]
Oct-17		[**]
Nov-17		[**]
Dec-17		[**]
Jan-18		[**]
Feb-18		[**]
Mar-18		[**]
Apr-18		[**]
May-18		[**]
Jun-18		[**]
Jul-18		[**]
Aug-18		[**]
Sep-18		[**]
Oct-18		[**]
Nov-18		[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Estimated Invoice Date	Unit 2	Unit 3
Dec-18		[**]
Jan-19
Feb-19
Mar-19
Apr-19
May-19

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

F.2.3        [**] Estimated Cash Flow

[**] Estimated Quarterly Cash Flows [**]

	[**]		[**]		[**]
Calendar Quarter	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3

Q1-08	[**]	[**]	[**]	[**]	[**]	[**]
Q2-08	[**]	[**]	[**]	[**]	[**]	[**]
Q3-08	[**]	[**]	[**]	[**]	[**]	[**]
Q4-08	[**]	[**]	[**]	[**]	[**]	[**]
Q1-09	[**]	[**]	[**]	[**]	[**]	[**]
Q2-09	[**]	[**]	[**]	[**]	[**]	[**]
Q3-09	[**]	[**]	[**]	[**]	[**]	[**]
Q4-09	[**]	[**]	[**]	[**]	[**]	[**]
Q1-10	[**]	[**]	[**]	[**]	[**]	[**]
Q2-10	[**]	[**]	[**]	[**]	[**]	[**]
Q3-10	[**]	[**]	[**]	[**]	[**]	[**]
Q4-10	[**]	[**]	[**]	[**]	[**]	[**]
Q1-11	[**]	[**]	[**]	[**]	[**]	[**]
Q2-11	[**]	[**]	[**]	[**]	[**]	[**]
Q3-11	[**]	[**]	[**]	[**]	[**]	[**]
Q4-11	[**]	[**]	[**]	[**]	[**]	[**]
Q1-12	[**]	[**]	[**]	[**]	[**]	[**]
Q2-12	[**]	[**]	[**]	[**]	[**]	[**]
Q3-12	[**]	[**]	[**]	[**]	[**]	[**]
Q4-12	[**]	[**]	[**]	[**]	[**]	[**]
Q1-13	[**]	[**]	[**]	[**]	[**]	[**]
Q2-13	[**]	[**]	[**]	[**]	[**]	[**]
Q3-13	[**]	[**]	[**]	[**]	[**]	[**]
Q4-13	[**]	[**]	[**]	[**]	[**]	[**]
Q1-14	[**]	[**]	[**]	[**]	[**]	[**]
Q2-14	[**]	[**]	[**]	[**]	[**]	[**]
Q3-14	[**]	[**]	[**]	[**]	[**]	[**]
Q4-14	[**]	[**]	[**]	[**]	[**]	[**]
Q1-15	[**]	[**]	[**]	[**]	[**]	[**]
Q2-15	[**]	[**]	[**]	[**]	[**]	[**]
Q3-15	[**]	[**]	[**]	[**]	[**]	[**]
Q4-15	[**]	[**]	[**]	[**]	[**]	[**]
Q1-16	[**]	[**]	[**]	[**]	[**]	[**]
Q2-16	[**]	[**]	[**]	[**]	[**]	[**]
Q3-16	[**]	[**]	[**]	[**]	[**]	[**]
Q4-16	[**]	[**]	[**]	[**]	[**]	[**]
Q1-17	[**]	[**]	[**]	[**]	[**]	[**]
Q2-17	[**]	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]Estimated Quarterly Cash Flows [**]

	[**]		[**]		[**]
Calendar Quarter	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3	Unit 2 & Common	Unit 3
Q3-17	[**]	[**]	[**]	[**]	[**]	[**]
Q4-17	[**]	[**]	[**]	[**]	[**]	[**]
Q1-18	[**]	[**]	[**]	[**]	[**]	[**]
Q2-18	[**]	[**]	[**]	[**]	[**]	[**]
Q3-18	[**]	[**]	[**]	[**]	[**]	[**]
Q4-18	[**]	[**]	[**]	[**]	[**]	[**]
Q1-19	[**]	[**]	[**]	[**]	[**]	[**]
Q2-19	[**]	[**]	[**]	[**]	[**]	[**]

Notes:

1.               Cash flow forecast is preliminary is subject to adjustment as the project progresses.

2.               Cash flow forecast includes estimated contingency and profit.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT G

Time And Material And Target Price Rates And Charges

For any portions of the Contract Price to be paid to Westinghouse and Stone and Webster on a Time and Materials Basis and Target Price Basis, the charges set forth in Section G.1 and G.2 respectively will apply.

G.1                             WESTINGHOUSE TIME AND MATERIALS AND TARGET PRICE RATES AND CHARGES

For any portion of the Contract Price to be paid to Westinghouse on a Time and Materials Basis, the charges set forth in this Section G.1 will apply.

The Westinghouse hourly rates for Time and Materials Work are provided in G.1.1 and G.1.2 below.  These established labor rates and the daily per diem rate have a Base Date of [**] and will be subject to adjustment per Exhibit J.

G.1.1                      Westinghouse Time and Materials and Target Price Rates and Charges for Base Scope of Work as of the Effective Date

The following rates in Table G-1 will be used for the conditions described below.  In all other cases the rates in Table G-2 and Section G.1.2 will be used.

a.               [**]

b.              [**]

c.               Import duties will [**].

d.              [**]

Table G-1

[**]

Description	Billing rate
Advisory Engineer	[**]
QA Engineer	[**]
I&C Sr. Engineer	[**]
Senior Engineer	[**]
Engineer	[**]
Technician	[**]
Per Diem (see G.1.2.b)	[**]
Travel Expenses	[**]
All other costs	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

G.1.2                      Time and Materials Work and Target Price Rates and Charges for Changes in Scope

[**]

Table G-2

[**]

Personnel Category	Billing Rate/hr

NSSS/I&C Engineering Services
Senior Manager, Chief Engineer, Consulting Engineer	[**]
Fellow Engineer, Manager, Program Manager	[**]
Consulting Technologist, Project Manager	[**]
Principal Engineer, Senior Engineer, Project Engineer	[**]
Engineer	[**]
Technician/Draftsman	[**]
Administrative Assistant	[**]

Mechanical Equipment Parts Engineering Service
Senior Manager, Consulting Engineer	[**]
Fellow Engineer, Manager	[**]
Consulting Technologist	[**]
Principal Engineer, Senior Engineer	[**]
Engineer	[**]
Technician/Draftsman	[**]
Administrative Assistant	[**]

Nuclear Field Services
Field Service Advisor (non-supervisory role)	[**]

[**]

a.                                       [**]

a.1                           The billing rate applies to all hours worked, including work at the Site, unless otherwise authorized by Owner.

a.2                                 [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

a.3                                 Travel time will include all time spent traveling between the individual’s home location and the assigned work location. [**]

b.                                      EXPENSES

Travel and living expenses, including any expenses incurred during the period spent at the assigned work location such as lodging, meals and incidental expenses, will be billed [**].  Round trip air fare and ground transportation, including use of personal car, will be [**].

If Owner requires that Westinghouse bill living expenses [**] and requires copies of detailed supporting receipts for travel and living expenses, [**].

[**]

c.                                       OTHER CHARGES

Non-Westinghouse Equipment/Material and Other Services/Charges

Material, including non-Westinghouse service equipment, leased or purchased by Westinghouse for Owner in the performance of Work rendered hereunder will be invoiced [**].

If Westinghouse subcontracts for services which are not normally provided by Westinghouse, [**].

[**]

Cost of insurances, bonds or other security instruments shall be billed [**].

d.                                      HOLIDAY PREMIUM

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

e.                                       TERMS OF PAYMENT

Terms of payment shall be as set forth in Article 8 of this Agreement.

f.                                         STAFF AUGMENTATION SERVICES, CREW RATES OR PERSONNEL ON LONG TERM ASSIGNMENT

[**]

g.                                      PERSONNEL DEFINITIONS

“NSSS/I&C Engineering Services” consist of those services requiring the resources, capabilities and technological application associated with the design of the Nuclear Steam Supply System including the reactor and safety related design systems.  These services include the design, analysis, procurement management and licensing activities necessary in the design, manufacture, installation, construction, maintenance and operation of the Nuclear Steam Supply System.  Instrumentation and Control (I&C) Engineering Services include the design, analysis, configuration, testing, and installation of nuclear power plant information, control, and protection systems.

“Mechanical Equipment Parts Engineering Services” include the activities to develop and maintain system/component information, manage replacement component obsolescence issues, and conduct equipment qualification/re-qualification, including seismic, environmental and electromagnetic capability testing.   Shop services include Westinghouse low voltage breaker model DB, DS, and medium voltage model DHP refurbishment and new replacement breakers.

“Nuclear Field Services” consist of those field services requiring a basic knowledge of nuclear plant hardware and systems processes along with knowledge and application of field service techniques, principles and practices.  Field services include services generally performed at the Site, and those related headquarters activities provided before, during and after the performance of the applicable field services.  These services are typically involved with the maintenance, inspection, repair, modification and/or installation of plant systems and components, including I&C components.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

G.2 STONE & WEBSTER TIME AND MATERIALS AND TARGET PRICE RATES AND CHARGES

Stone & Webster Time and Materials and Target Price Work shall be compensated and billed as follows:

ID		BILLING BASIS (Note 2)
L1	[**]	[**]
L2	[**]	[**]
E	[**]	[**]
G	[**]	[**]
P	[**]	[**]
T	[**]	[**]

*	[**]
**	[**]
***	[**]

Notes:

(1)	[**]
(2)	[**]
(3)	[**]
(4)	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT H

PRICING

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit H is appended.

H.1          Introduction

The Contract Price and its component parts are provided in Attachment 1 of this Exhibit.  [**]  The Contract Price shall be subject to price adjustment for escalation and other cost conditions per Exhibit J and Changes per Article 9 of the Agreement.

This Exhibit also describes the process and methodology by which the Contract Price will be refined and modified during the term of the Agreement.

H.2          Elements of the Contract Price

[**]

H.2.1      [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table H.2.1

WORK SCOPES	[**]
[**]
[**]	[**]
[**]
[**]	[**]
[**]
[**]
[**]
[**]	[**]

[**]

H.2.2      [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

2 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Cases 1, 2 and 3

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Case 4

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Case 5

[**]

H.2.3      [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

H.2.4      [**]

[**]

H.2.5      [**]

[**]

H.2.6      [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

7 of 14

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

H.2.7      [**]

[**]

H.2.8      Calculation of the Pricing

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8 of 14

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H.3          [**]

[**]

H.4          Guidelines for Contractor’s Support of Owner’s FERC and SC PSC Cost Reporting Requirements

Contractor will provide Owner with documentation to support Owner’s compliance with Federal Energy Regulatory Commission and the South Carolina Public Service Commission cost reporting requirements.  The detailed process to provide this documentation will be included in the Project Execution Plan using the following guidelines:

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

9 of 14

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[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10 of 14

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Attachment 1 to Exhibit H

Contract Price

1.                                       Contract Price. The Contract Price is set forth below.  The Base Date which will be used for price adjustment in accordance with Exhibit J — Price Adjustment Provisions is [**].

[**]

The Contract Price is [**]

The Westinghouse Phase 1A work has a value of [**] that was paid under separate agreement.  This amount is included in the above Contract Price but is not included in any of the below tables or in Exhibit F-1 — Milestone Payment Schedule or in Exhibit F-2 — Payment Plan.

1.a.          [**]

	Unit 2	Unit 3	Total
Westinghouse portion	[**]	[**]	[**]
Stone &Webster portion	[**]		[**]

*[**]

**[**]

1.b.          [**]

	Unit 2	Unit 3	Total
Westinghouse portion	[**]	[**]	[**]
Stone &Webster portion	[**]	[**]	[**]

1.c.          [**]

	Unit 2	Unit 3	Total
Westinghouse portion	[**]	[**]	[**]
Stone &Webster portion	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

11 of 14

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1.d.          [**]

	Unit 2	Unit 3	Total
Westinghouse portion	[**]	[**]	[**]
Stone &Webster portion	[**]	[**]	[**]

1.e.          [**]

	Unit 2	Unit 3	Total
Westinghouse portion	[**]	[**]	[**]
Stone &Webster portion*	[**]	[**]	[**]

*[**]

1.f.           [**]

	Unit 2	Unit 3	Contingency	Profit	Total
Westinghouse portion	[**]		[**]	[**]	[**]
Westinghouse portion		[**]	[**]	[**]	[**]

Stone &Webster portion	[**]		[**]	[**]	[**]
Stone &Webster portion		[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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1.g.          [**]

	Westinghouse	Stone & Webster
Unit 2
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Unit 3
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Attachment 2 to Exhibit H

[**]

The following tables provide a breakdown of the Westinghouse [**] shown in Exhibit H — Attachment 1 section 1.e above along with the associated estimate or allowance.

[**]

Scope of Work	Westinghouse Scope Estimate	Stone & Webster Scope Estimate
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]		[**]

*   [**]

Owner Allowances

The Stone & Webster Amount is included in Attachment 1, Table 1.e [**]

The Westinghouse Amount is included in Attachment 1, Table 1.a [**]

Description	Westinghouse Amount	Stone & Webster Amount
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

*[**]

**[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

14 of 14

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EXHIBIT I-1
Toshiba Parent Guaranty

[Form of Parent Company Payment Guaranty]

GUARANTY OF TOSHIBA

This Guaranty is made by TOSHIBA CORPORATION (“Guarantor”), a corporation duly organized and existing under the laws of Japan and the indirect parent of Westinghouse Electric Company LLC (“Westinghouse”), in favor of South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority (collectively, the “Counterparty”).

WHEREAS, Westinghouse and Stone & Webster, Inc. (“Stone & Webster”, and collectively with Westinghouse, the “Contractor”) and the Counterparty are parties to the Engineering, Procurement and Construction Agreement between the Contractor and the Counterparty, dated as of [                            ] (the “Agreement”); and

WHEREAS, Guarantor, as indirect parent of Westinghouse, shall receive substantial and direct benefits from the transaction contemplated by the Agreement and has agreed to enter into this Guaranty to provide assurance for  Westinghouse’s payment obligations in connection with the Agreement and to induce the Counterparty to enter into the Agreement; and

WHEREAS, the execution and delivery of this Guaranty is a condition to the Counterparty’s performance of its obligations under the terms of the Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.             Guarantor hereby unconditionally, irrevocably and absolutely guarantees to the Counterparty and its respective successors and permitted assigns, the prompt and complete payment, when due and owing, of the payment obligations of Westinghouse under the terms of the Agreement (the “Guaranteed Obligations”).  If Westinghouse fails to pay the Guaranteed Obligations, then Guarantor shall promptly pay for such obligation following written notice from the Counterparty and subject to the terms and conditions provided for herein.  EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL GUARANTOR BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY.

2.             Subject to the Contractor’s liability limitation in the Agreement and the Guarantor’s liability limitation in Section 1 of this Guaranty, Guarantor agrees to pay on demand any and all out-of-pocket costs including reasonable legal fees and expenses, and other expenses incurred by the Counterparty in enforcing the Guaranteed Obligations under this Guaranty.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

3.             Upon payment of any of the Guaranteed Obligations, Guarantor shall be subrogated to the rights of the Counterparty against Westinghouse with respect to such Guaranteed Obligations and the Counterparty agrees to take, at Guarantor’s expense, such steps as Guarantor may reasonably request to implement such subrogation; provided, that Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all Guaranteed Obligations then due and owing shall have been paid in full.

4.             The Guaranteed Obligations of Guarantor hereunder are several from Westinghouse or any other person, and are primary obligations concerning which Guarantor is the principal obligor.  There are no conditions precedent to the enforcement of this Guaranty, except as expressly contained herein.  Subject to paragraph 7 below, it shall not be necessary for the Counterparty, in order to enforce performance by Guarantor under this Guaranty, to show any proof of Westinghouse’s default, to exhaust its remedies against Westinghouse, any other guarantor, or any other person liable for the performance of Westinghouse’s obligations under the Agreement.

5.             This Guaranty shall remain in full force and effect or shall be reinstated (as the case may be), if at any time any payment guaranteed hereunder, in whole or in part, is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned by the Counterparty upon the bankruptcy, insolvency, dissolution, reorganization or liquidation of Westinghouse, or upon or as a result of the appointment of a receiver or conservator of, or trustee for Westinghouse or otherwise, all as though such payment had not been made.

6.             The Counterparty may at any time and from time to time without notice to or consent of Guarantor and without impairing or releasing the Guaranteed Obligations of Guarantor hereunder:

(a)           agree with Westinghouse to make any change in the terms of any obligation or liability of Westinghouse to the Counterparty under the Agreement;

(b)           take or fail to take any action of any kind in respect of any security for any obligation or liability of Westinghouse to Counterparty;

(c)           exercise or refrain from exercising any rights against Westinghouse or others; or

(d)           subordinate any obligation or liability of Westinghouse to Counterparty including any security therefore.

Any additional suretyship defenses are hereby waived by Guarantor.  This Guaranty constitutes a Guaranty of payment and not merely of collection.

7.             Notwithstanding any other provisions of this Guaranty and without limiting Guarantor’s other defenses and rights hereunder: (a) Guarantor reserves to itself all rights and defenses to which Westinghouse is or may be entitled to arising under the Agreement (including, without limitation, any right to cure under Section 22.2 of the Agreement), except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Westinghouse, and (b) the

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

liability of Guarantor under this Guaranty shall be subject to the limitations applicable to the underlying obligations of Westinghouse under the Agreement.

8.             Guarantor hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of Westinghouse; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against Westinghouse or any other guarantor or surety for either of them.

9.             Guarantor hereby certifies and warrants that this Guaranty constitutes the valid obligation of Guarantor and complies with all applicable laws.

10.           This Guaranty becomes effective on the later of the date hereof or the date of the effectiveness of the Agreement.  This Guaranty terminates on the date of “Substantial Completion”, as such term is defined in the Agreement.

11.           Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

To Counterparty:	South Carolina Electric & Gas Company
Attn: President
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8097
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: Chief Operating Officer (M602)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-4087
Facsimile No.: 843-761-7037

With a copy to:	South Carolina Electric & Gas Company
Attn: General Counsel
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8634
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: General Counsel (M603)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Telephone No.: 843-761-7007
Facsimile No.: 843-761-7037

To Guarantor:	Toshiba Corporation
Attn: Vice President, WEC Coordination Division
Power Systems Company
1-1, Shibaura 1-chome, Minato-ku
Tokyo 105-8001, Japan
Telephone No: +81-3-3457-3752
Facsimile No: +81-3-

Notice shall be effective on the Business Day it is delivered except that any Notice that is not delivered prior to the end of normal business hours shall be effective as of the Business Day following the day it is delivered.  Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

12.           Counterparty may, upon notice to Guarantor, assign its rights hereunder without the consent of Guarantor.  Guarantor may assign its rights hereunder with the prior written consent of Counterparty, which consent shall not be unreasonably withheld.  Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

13.           Guarantor represents and warrants that:

(a)           it is a corporation duly organized, validly existing and in good standing under the laws of Japan and has the corporate or equivalent power and authority to execute, deliver and perform the Guaranteed Obligations under this Guaranty;

(b)           no authorization, approval, consent or order of, or registration or filing with, any court or governmental authority having jurisdiction over Guarantor is required on the part of Guarantor for the execution, delivery and performance of this Guaranty which has not been obtained or duly submitted, as applicable;

(c)           this Guaranty, when executed and delivered, shall constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity; and

(d)           the execution, delivery and performance by Guarantor of this Guaranty does not and shall not contravene any law applicable to Guarantor or its organizational documents and does not and shall not conflict with or result in the breach of or default under any indenture, mortgage, agreement, instrument, judgment, decree, order or ruling to which Guarantor is a party or by which any of its properties are bound.

14.           The validity, construction, and performance of this Guaranty shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law.

15.           Guarantor and the Counterparty agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by Guarantor or the Counterparty arising out of or in connection with this Guaranty or for recognition or enforcement of any judgment.  By execution and delivery of this Guaranty, each of Guarantor and the Counterparty accepts, generally and unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Guaranty.  Each of  Guarantor and the Counterparty hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Guaranty brought before the foregoing court on the basis of forum non-conveniens or improper venue.

16.           EACH OF GUARANTOR AND THE COUNTERPARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.

17.           This Guaranty embodies the entire agreement and understanding between Guarantor and Counterparty and supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.

18.           The provisions of this Guaranty are intended for the sole benefit of Guarantor and Counterparty, and Guarantor and Counterparty do not intend to create any third party beneficiaries or otherwise create privity of contract with any other person.

19.           This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative.

TOSHIBA CORPORATION

By:

Name:

Title:

Date:

Acknowledged and Agreed by Counterparty as of this        day of                       , 2008, by:

Name:
Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT I-2

Shaw Parent Guaranty

[Form of Parent Company Payment Guaranty]

GUARANTY OF THE SHAW GROUP INC.

This Guaranty is made by The Shaw Group Inc. (“Guarantor”), a corporation duly organized and existing under the laws of Louisiana and the parent of Stone & Webster, Inc. (“Stone & Webster”), in favor of South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority (collectively, the “Counterparty”).

WHEREAS, Stone & Webster and Westinghouse Electric Company LLC (“Westinghouse”, and collectively with Stone & Webster, the “Contractor”) and the Counterparty are parties to the Engineering, Procurement and Construction Agreement between the Contractor and the Counterparty, dated as of [                      ] (the “Agreement”); and

WHEREAS, Guarantor, as parent of Stone & Webster, shall receive substantial and direct benefits from the transaction contemplated by the Agreement and has agreed to enter into this Guaranty to provide assurance for Stone & Webster’s payment obligations in connection with the Agreement and to induce the Counterparty to enter into the Agreement; and

WHEREAS, the execution and delivery of this Guaranty is a condition to the Counterparty’s performance of its obligations under the terms of the Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.             Guarantor hereby unconditionally, irrevocably and absolutely guarantees to the Counterparty and its respective successors and permitted assigns, the prompt and complete payment, when due and owing, of the payment obligations of Stone & Webster under the terms of the Agreement (the “Guaranteed Obligations”); [**].  If Stone & Webster fails to pay the Guaranteed Obligations, then Guarantor shall promptly pay for such obligation following written notice from the Counterparty and subject to the terms and conditions provided for herein.  EXCEPT TO THE EXTENT THE PAYMENT OF LIQUIDATED DAMAGES COULD OTHERWISE BE DEEMED TO BE SUCH DAMAGES, IN NO EVENT SHALL GUARANTOR BE LIABLE, WHETHER BASED ON CONTRACT (INCLUDING BREACH, WARRANTY, INDEMNITY, ETC.), TORT (INCLUDING FAULT, NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PENAL, OR INCIDENTAL LOSS, DAMAGE OR INJURY.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

2.             Subject to the Contractor’s liability limitation in the Agreement and the Guarantor’s liability limitation in Section 1 of this Guaranty, Guarantor agrees to pay on demand any and all out-of-pocket costs including reasonable legal fees and expenses, and other expenses incurred by the Counterparty in enforcing the Guaranteed Obligations under this Guaranty.

3.             Upon payment of any of the Guaranteed Obligations, Guarantor shall be subrogated to the rights of the Counterparty against Stone & Webster with respect to such Guaranteed Obligations and the Counterparty agrees to take, at Guarantor’s expense, such steps as Guarantor may reasonably request to implement such subrogation; provided, that Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all Guaranteed Obligations then due and owing shall have been paid in full.

4.             The Guaranteed Obligations of Guarantor hereunder are several from Stone & Webster or any other person, and are primary obligations concerning which Guarantor is the principal obligor.  There are no conditions precedent to the enforcement of this Guaranty, except as expressly contained herein.  Subject to paragraph 7 below, it shall not be necessary for the Counterparty, in order to enforce performance by Guarantor under this Guaranty, to show any proof of Stone & Webster’s default, to exhaust its remedies against Stone & Webster, any other guarantor, or any other person liable for the performance of Stone & Webster’s obligations under the Agreement.

5.             This Guaranty shall remain in full force and effect or shall be reinstated (as the case may be), if at any time any payment guaranteed hereunder, in whole or in part, is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned by the Counterparty upon the bankruptcy, insolvency, dissolution, reorganization or liquidation of Stone & Webster or upon or as a result of the appointment of a receiver or conservator of, or trustee for Stone & Webster or otherwise, all as though such payment had not been made.

6.             The Counterparty may at any time and from time to time without notice to or consent of Guarantor and without impairing or releasing the Guaranteed Obligations of Guarantor hereunder:

(a)           agree with Stone & Webster to make any change in the terms of any obligation or liability of Stone & Webster to the Counterparty under the Agreement;

(b)           take or fail to take any action of any kind in respect of any security for any obligation or liability of Stone & Webster to the Counterparty;

(c)           exercise or refrain from exercising any rights against Stone & Webster or others; or

(d)           subordinate any obligation or liability of Stone & Webster to the Counterparty including any security therefor.

Any additional suretyship defenses are hereby waived by Guarantor.  This Guaranty constitutes a guaranty of payment and not merely of collection.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

7.             Notwithstanding any other provisions of this Guaranty and without limiting Guarantor’s other defenses and rights hereunder: (a) Guarantor reserves to itself all rights and defenses to which Stone & Webster is or may be entitled to arising under the Agreement (including, without limitation, any right to cure under Section 22.2 of the Agreement), except for defenses arising out of the bankruptcy, insolvency, dissolution or liquidation of Stone & Webster, and (b) the liability of Guarantor under this Guaranty shall be subject to the limitations applicable to the underlying obligations of Stone & Webster under the Agreement.

8.             Guarantor hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of Stone & Webster; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against Stone & Webster or any other guarantor or surety for either of them.

9.             Guarantor hereby certifies and warrants that this Guaranty constitutes the valid obligation of Guarantor and complies with all applicable laws.

10.           This Guaranty becomes effective on the later of the date hereof or the date of the effectiveness of the Agreement.  This Guaranty terminates on the date of “Substantial Completion”, as such term is defined in the Agreement.

11.           Any notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

To Counterparty:	South Carolina Electric & Gas Company
Attn: President
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8097
Facsimile No.: 803-217-9336

South Carolina Public Service Authority
Attn: Chief Operating Officer (M602)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-4087
Facsimile No.: 843-761-7037

With a copy to:	South Carolina Electric & Gas Company
Attn: General Counsel
Mail Code 190
Columbia, SC 29218
Telephone No.: 803-217-8634
Facsimile No.: 803-217-9336

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

South Carolina Public Service Authority
Attn: General Counsel (M603)
One Riverwood Drive
P.O. Box 2946101
Moncks Corner, South Carolina 29461-6101
Telephone No.: 843-761-7007
Facsimile No.: 843-761-7037

To Guarantor:	The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, LA 70809
Attention: General Counsel

Notice shall be effective on the Business Day it is delivered except that any Notice that is not delivered prior to the end of normal business hours shall be effective as of the Business Day following the day it is delivered.  Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

12.           The Counterparty may, upon notice to Guarantor, assign its rights hereunder without the consent of Guarantor.  Guarantor may assign its rights hereunder with the prior written consent of the Counterparty, which consent shall not be unreasonably withheld.  Subject to the foregoing, this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives.

13.           Guarantor represents and warrants that:

(a)           it is a corporation duly organized, validly existing and in good standing under the laws of Louisiana and has the corporate or equivalent power and authority to execute, deliver and perform the Guaranteed Obligations under this Guaranty;

(b)           no authorization, approval, consent or order of, or registration or filing with, any court or governmental authority having jurisdiction over Guarantor is required on the part of Guarantor for the execution, delivery and performance of this Guaranty which has not been obtained or duly submitted, as applicable;

(c)           this Guaranty, when executed and delivered, shall constitute a valid and legally binding agreement of Guarantor, except as the enforceability of this Guaranty may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity; and

(d)           the execution, delivery and performance by Guarantor of this Guaranty does not and shall not contravene any law applicable to Guarantor or its organizational documents and does not and shall not conflict with or result in the breach of or default under any indenture, mortgage, agreement, instrument, judgment, decree, order or ruling to which Guarantor is a party or by which any of its properties are bound.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

14.           The validity, construction, and performance of this Guaranty shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws except Section 5-1401 of the New York General Obligations Law.

15.           Guarantor and the Counterparty agree to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction of the matter, the courts of the State of New York located in the City and County of New York, for any legal proceedings that may be brought by Guarantor or the Counterparty arising out of or in connection with this Guaranty or for recognition or enforcement of any judgment.  By execution and delivery of this Guaranty, each of Guarantor and the Counterparty accepts, generally and unconditionally, the jurisdiction of the aforesaid court for legal proceedings arising out of or in connection with this Guaranty.  Each of Guarantor and the Counterparty hereby waives any right to stay or dismiss any action or proceeding under or in connection with this Guaranty brought before the foregoing court on the basis of forum non-conveniens or improper venue.

16.           EACH OF GUARANTOR AND THE COUNTERPARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY.

17.           This Guaranty embodies the entire agreement and understanding between Guarantor and the Counterparty and supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.

18.           The provisions of this Guaranty are intended for the sole benefit of Guarantor and the Counterparty, and Guarantor and the Counterparty do not intend to create any third party beneficiaries or otherwise create privity of contract with any other person.

19.           This Guaranty may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed in its corporate name by its duly authorized representative.

THE SHAW GROUP INC.

By:

Name:

Title:

Date:

Acknowledged and Agreed by Counterparty as of this        day of                       , 2008, by:

Name:
Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Exhibit J

Price Adjustment Provisions

J.1          Introduction

Exhibit H — Pricing describes the elements of the Contract Price and provides the breakdown of the Contract Price into [**].  [**]  For the purpose of applying the provisions of this exhibit, the Contract Price has a “Base Date” (BD) of [**].  [**]  [**] will be escalated and adjusted in accordance with the adjustment provisions provided herein.

J.2          Price Adjustment Overview

The application of the adjustment provisions for each of the price categories: [**]

[**]

Table J-1 provides a list of project elements and shows the type of adjustment that will be applied to the cost elements for each Consortium Member

J.2.1       [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

J.2.2       [**]

[**]

J.2.3       [**]

[**]

J.2.4       [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

J.3          Pricing Categories

J.3.1       [**]

[**]

J.3.2       [**]

[**]

J.3.3       [**]

[**]

J.4          Adjustment Provisions

J.4.1       [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Adjustment Method	Adjustment Process

[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

Price Adjustment Example

Example 1 — [**]

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]					[**]	[**]	[**]	[**]	[**]
[**]					[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]					[**]	[**]	[**]	[**]	[**]
[**]						[**]	[**]	[**]	[**]
[**]	[**]
[**]						[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]					[**]	[**]	[**]	[**]
[**]					[**]	[**]	[**]	[**]
[**]					[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Example 2

[**]

J.4.2       [**]

[**]

J.4.3       [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]			[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]			[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]
[**]			[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]			[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]			[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

TABLE J-1

Cost Elements Subject to Adjustment

Adjustment Category	Cost Make-up	WEC	S&W
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

TABLE J-2

Price Adjustment Indices

Index ID	Index Description
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

TABLE J-3

[**]

November 2007 Base Date

[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
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[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table J-4

[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT K

Costs

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit K is appended.

Cost categories shall include those categories of charges that can be directly traced to producing specific goods or services for or in connection with the Work as well as the general overhead costs of Contractor. [**]  Any and all other costs or charges identified that are not included in Table K-1, that are incurred for the benefit of the Work may be added subject to Owner’s approval.

[**] A specific charge will only be accounted for in one cost category and will not be double accounted.

The following tables list the specific categories of Costs.

“HQ” is Headquarters related to personnel assigned to the home offices.

“Site Assigned” is related to personnel whose assignment has been changed to the site.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		[**]	[**]	[**]	[**]
1.	[**]	[**]	[**]	[**]	[**]
A	[**]	[**]	[**]	[**]	[**]
B	[**]	[**]	[**]	[**]	[**]
C	[**]	[**]	[**]	[**]	[**]
D	[**]	[**]	[**]	[**]	[**]
E	[**]	[**]	[**]	[**]	[**]
F	[**]	[**]	[**]	[**]	[**]
G	[**]	[**]	[**]	[**]	[**]
H	[**]	[**]	[**]	[**]	[**]
I	[**]	[**]	[**]	[**]	[**]
J	[**]	[**]	[**]	[**]	[**]
K	[**]	[**]	[**]	[**]	[**]
L	[**]	[**]	[**]	[**]	[**]
M	[**]	[**]	[**]	[**]	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		[**]	[**]	[**]	[**]
N	[**]	[**]	[**]	[**]	[**]
O	[**]	[**]	[**]	[**]	[**]
P	[**]	[**]	[**]	[**]	[**]
Q	[**]	[**]	[**]	[**]	[**]
R	[**]	[**]	[**]	[**]	[**]
S	[**]	[**]	[**]	[**]	[**]
T	[**]	[**]	[**]	[**]	[**]
U	[**]	[**]	[**]	[**]	[**]
V	[**]	[**]	[**]	[**]	[**]
W	[**]	[**]	[**]	[**]	[**]
2.	[**]	[**]	[**]	[**]	[**]
3.	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		[**]	[**]	[**]	[**]
4.	[**]	[**]	[**]	[**]	[**]
5.	[**]	[**]	[**]	[**]	[**]
6.	[**]	[**]	[**]	[**]	[**]
7.	[**]	[**]	[**]	[**]	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		[**]	[**]	[**]	[**]
8.	[**]	[**]	[**]	[**]	[**]
9.	[**]	[**]	[**]	[**]	[**]
10.	[**]	[**]	[**]	[**]	[**]
11.	[**]	[**]	[**]	[**]	[**]
12.	[**]	[**]	[**]	[**]	[**]
13.	[**]	[**]	[**]	[**]	[**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-1: Direct / Billable Charges
Item No.	Cost Categories	Recoverable by Direct Charges for Time and Expenses Related to the Work (Yes/No)
		[**]	[**]	[**]	[**]
14.	[**]	[**]	[**]	[**]	[**]
15.	[**]	[**]	[**]	[**]	[**]
16.	[**]	[**]	[**]	[**]	[**]
17.	[**]	[**]	[**]	[**]	[**]
18.	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-2: SGA, G&A and Multiplier Items
Item No.	Cost Categories	Charges for Time and Expenses Related to the Work Recoverable by Inclusion in Multipliers or SGA or G&A (Yes/No)
		[**]	[**]	[**]	[**]
1.	[**]	[**]	[**]	[**]	[**]
2.	[**]	[**]	[**]	[**]	[**]
3.	[**]	[**]	[**]	[**]	[**]
4.	[**]	[**]	[**]	[**]	[**]
5.	[**]	[**]	[**]	[**]	[**]
6.	[**]	[**]	[**]	[**]	[**]
7.	[**]	[**]	[**]	[**]	[**]
8.	[**]	[**]	[**]	[**]	[**]
9.	[**]	[**]	[**]	[**]	[**]
10.	[**]	[**]	[**]	[**]	[**]
11.	[**]	[**]	[**]	[**]	[**]
12.	[**]	[**]	[**]	[**]	[**]
13.	[**]	[**]	[**]	[**]	[**]
14.	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Table K-2: SGA, G&A and Multiplier Items
Item No.	Cost Categories	Charges for Time and Expenses Related to the Work Recoverable by Inclusion in Multipliers or SGA or G&A (Yes/No)
	[**]	[**]	[**]	[**]	[**]
15.	[**]	[**]	[**]	[**]	[**]
16.	[**]	[**]	[**]	[**]	[**]
17.	[**]	[**]	[**]	[**]	[**]
18.	[**]	[**]	[**]	[**]	[**]
19.	[**]	[**]	[**]	[**]	[**]
20.	[**]	[**]	[**]	[**]	[**]
21.	[**]	[**]	[**]	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT L

Net Electrical Guarantee Conditions and Load List

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit L is appended.

[**] The Net Unit Electrical Output for the Unit shall be determined by the Net Unit Electrical Output Test in accordance with the applicable requirements set forth in Section 11.5 of the Agreement.

The purpose of this Exhibit is to define the Net Unit Electric Output value for the Net Unit Electric Output Guarantee and provide the House Loads for the Unit when defining the Net Unit Electric Output Guarantee.  The House Loads list with individual load operation assumptions (on/off) is presented in Attachment A to this Exhibit.  (House Loads are those which receive power from the Unit Auxiliary Transformers; that is, supplied from the low voltage side of the Main Step-Up Transformers.)

[**]

The Net Unit Electric Output of the Unit is:

Plant Condition	Generator Output (kW)	House Loads (kW) [**]	Net Unit Electrical Output Guarantee (kW) [**]
[**]	[**]	[**]	[**]

The Net Unit Electrical Output Guarantee is based upon the following conditions:

•  [**]

•  [**]

•  [**]

•  [**]

•  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

•  [**]

•  [**]

•  [**]

•  [**]

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
2037-AD-D01	ROLL-UP DOOR	[**]	[**]
4033-MS-01	HMS DECON SYSTEM (PORTABLE UNITS)	[**]
4033-MZ-01	HMS DRILL PRESS	[**]	[**]
4033-MZ-02	HMS BAND SAW	[**]	[**]
4033-MZ-03	HMS POWER HACKSAW	[**]	[**]
4033-MZ-04	HMS UNIVERSAL GRINDER	[**]	[**]
4033-MZ-05	HMS LATHE	[**]	[**]
4033-MZ-06	HMS MILLING MACHINE	[**]	[**]
ASS-EH-01	AUXILIARY BOILER FUEL OIL ELECTRIC HEATER	[**]	[**]
ASS-MP-01A	AUXILIARY BOILER MAKEUP PUMP A	[**]	[**]
ASS-MP-01B	AUXILIARY BOILER MAKEUP PUMP B	[**]	[**]
ASS-MP-04A	AUXILIARY BOILER FEED PUMP A	[**]	[**]
ASS-MP-04B	AUXILIARY BOILER FEED PUMP B	[**]	[**]
BDS-MP-01	STEAM GENERATOR RECIRCULATION AND DRAIN PUMP	[**]
BDS-MP-02A	EDI BRINE PUMP A	[**]
BDS-MP-02B	EDI BRINE PUMP B	[**]
CAS-MS-01A	INSTRUMENT AIR COMPRESSOR PACKAGE A	[**]	[**]
CAS-MS-01B`	INSTRUMENT AIR COMPRESSOR PACKAGE B	[**]	[**]
CAS-MS-03A	SERVICE AIR COMPRESSOR PACKAGE A	[**]	[**]
CAS-MS-03B	SERVICE AIR COMPRESSOR PACKAGE B	[**]	[**]
CAS-MS-05	HIGH PRESSURE AIR COMPRESSOR AND FILTER PACKAGE	[**]	[**]
CCS-EH-01A	CCS PUMP HEATER	[**]
CCS-EH-01B	CCS PUMP HEATER	[**]
CCS-MP-01A	COMPONENT COOLING WATER PUMP A	[**]	[**]
CCS-MP-01B	COMPONENT COOLING WATER PUMP B	[**]	[**]
CCS-PL-V225	Letdown HX Cooling Flow Inlet Isolation	[**]	[**]
CCS-PL-V256A	RCP 1A Cooling Water Outlet Isolation	[**]	[**]
CCS-PL-V256B	RCP 1B Cooling Water Outlet Isolation	[**]	[**]
CCS-PL-V256C	RCP 2A Cooling Water Outlet Isolation	[**]	[**]
CCS-PL-V256D	RCP 2B Cooling Water Outlet Isolation	[**]	[**]
CDS-EH-01A	CONDENSATE PUMP A MOTOR HTR	[**]	[**]
CDS-EH-01B	CONDENSATE PUMP B MOTOR HTR	[**]	[**]
CDS-EH-01C	CONDENSATE PUMP C MOTOR HTR	[**]	[**]
CDS-MP-01A	CONDENSATE PUMP A	[**]	[**]
CDS-MP-01B	CONDENSATE PUMP B	[**]	[**]
CDS-MP-01C	CONDENSATE PUMP C	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
CDS-PL-V012	VALVE CDS-PL-V012	[**]	[**]
CDS-PL-V013	VALVE CDS-PL-V013	[**]	[**]
CDS-PL-V014	F.W. HEATERS 1&2 BYPASS MOV	[**]	[**]
CES-EP-01A	CONDENSOR TUBE CLEANING PANEL A	[**]
CES-EP-01B	CONDENSOR TUBE CLEANING PANEL B	[**]
CFS-MP-01	OXYGEN SCAVENGING PUMP 1	[**]
CFS-MP-02	OXYGEN SCAVENGING PUMP 2	[**]
CFS-MP-03	PH CONTROL FEED PUMP 1	[**]
CFS-MP-04	PH CONTROL FEED PUMP 2	[**]
CFS-MP-05	ASS OXYGEN SCAVAGING PUMP	[**]
CFS-MP-06	ASS pH CONTROL FEED PUMP	[**]
CFS-MP-07	ASS BATCH CHEMICAL FEED PUMP	[**]
CFS-MP-08A	SWS DISPERSANT CHEMICAL FEED PUMP A	[**]
CFS-MP-08B	SWS DISPERSANT CHEMICAL FEED PUMP B	[**]
CFS-MP-09A	CWS DISPERSANT CHEMICAL FEED PUMP A	[**]
CFS-MP-09B	CWS DISPERSANT CHEMICAL FEED PUMP B	[**]
CFS-MP-10	DTS SCALE INHIBITOR CHEMICAL FEED PUMP	[**]
CFS-MP-11	CWS & SWS ALGAECIDE CHEMICAL FEED PUMP	[**]
CFS-MP-12A	SWS BIOCIDE CHEMICAL FEED PUMP A	[**]
CFS-MP-12B	SWS BIOCIDE CHEMICAL FEED PUMP B	[**]
CFS-MP-13A	CWS BIOCIDE CHEMICAL FEED PUMP A	[**]
CFS-MP-13B	CWS BIOCIDE CHEMICAL FEED PUMP B	[**]
CFS-MP-14	PWS BIOCIDE CHEMICAL FEED PUMP	[**]
CFS-MP-15A	SWS pH CONTROL CHEMICAL FEED PUMP A	[**]
CFS-MP-15B	SWS pH CONTROL CHEMICAL FEED PUMP B	[**]
CFS-MP-16A	CWS pH CONTROL CHEMICAL FEED PUMP A	[**]
CFS-MP-16B	CWS pH CONTROL CHEMICAL FEED PUMP B	[**]
CFS-MP-17	DTS pH CONTROL CHEMICAL FEED PUMP	[**]
CMS-MK-01A	VACUUM PUMP A	[**]
CMS-MK-01B	VACUUM PUMP B	[**]
CMS-MK-01C	VACUUM PUMP C	[**]
CMS-MK-01D	VACUUM PUMP D	[**]	[**]
CMS-MP-01A	SEAL WATER PUMP A	[**]
CMS-MP-01B	SEAL WATER PUMP B	[**]
CMS-MP-01C	SEAL WATER PUMP C	[**]	[**]
CPS-PL-V001	CPS BYPASS VALVE	[**]	[**]
CPS-PL-V002	POLISHER VESSEL UPSTREAM ISOLATION VALVE	[**]	[**]
CPS-PL-V003	POLISHER VESSEL DOWNSTREAM ISOLATION VALVE	[**]	[**]
CVS-EH-01-A	BORIC ACID TANK IMMERSION HEATER ELEMENT A	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
CVS-EH-01-B	BORIC ACID TANK IMMERSION HEATER ELEMENT B	[**]
CVS-EH-02	BORIC ACID BATCHING TANK IMMERSION HEATER	[**]	[**]
CVS-MP-01A	MAKE-UP PUMP A	[**]	[**]
CVS-MP-01B	MAKE-UP PUMP B	[**]	[**]
CVS-MY-Y01	BORIC ACID BATCHING TANK MIXER	[**]	[**]
CWS-EH-01A	Circulating Water Pump A Motor Heater	[**]
CWS-EH-01B	Circulating Water Pump B Motor Heater	[**]
CWS-EH-01C	Circulating Water Pump B Motor Heater	[**]
CWS-MP-01A	CIRCULATING WATER PUMP A	[**]	[**]
CWS-MP-01B	CIRCULATING WATER PUMP B	[**]	[**]
CWS-MP-01C	CIRCULATING WATER PUMP C	[**]	[**]
CWS-PL-V001A	C.W. PUMP A DISCHARGE MOV	[**]	[**]
CWS-PL-V001B	C.W. PUMP B DISCHARGE MOV	[**]
CWS-PL-V002A	L.P. CONDENSER A INLET MOV	[**]	[**]
CWS-PL-V002B	L.P.CONDENSER B INLET MOV	[**]
CWS-PL-V003A	H.P. CONDENSER A OUTLET MOV	[**]	[**]
CWS-PL-V003B	H.P. CONDENSER B OUTLET MOV	[**]	[**]
CWS-PY-S01A	CWS TO TCS HX BACKWASH STRAINER A	[**]
CWS-PY-S01B	CWS TO TCS HX BACKWASH STRAINER B	[**]
CWS-PY-S01C	CWS TO TCS HX BACKWASH STRAINER C	[**]
DOS-EH-01A	DOS-MB-01A ELECTRIC HEATER	[**]
DOS-EH-01B	DOS-MB-01A ELECTRIC HEATER	[**]
DOS-EH-02A	DOS-MT-02A ELECTRIC HEATER	[**]
DOS-EH-02B	DOS-MT-02B ELECTRIC HEATER	[**]
DOS-EH-03A	ELECTRIC HEATER	[**]
DOS-EH-03B	ELECTRIC HEATER	[**]
DOS-MP-01A	DIESEL FUEL OIL PUMP A	[**]	[**]
DOS-MP-01B	DIESEL FUEL OIL PUMP B	[**]	[**]
DOS-MP-02A	AUXILIARY BOILER FUEL OIL PUMP A	[**]	[**]
DOS-MP-02B	AUXILIARY BOILER FUEL OIL PUMP B	[**]	[**]
DTS-EH-01	CIP Electric Inline Heater	[**]	[**]
DTS-MP-01A	RO Unit A Feed Pump	[**]	[**]
DTS-MP-01B	RO Unit B Feed Pump	[**]	[**]
DTS-MP-03	CIP Pump	[**]	[**]
DTS-MP-04	Acid/Salt Injection Pump	[**]
DTS-MP-05	EDI Brine Pump	[**]	[**]
DTS-MP-06	EDI Product Transfer Pump	[**]	[**]
DTS-MV-20A	ELECTRODEIONIZATION STACK A	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
DTS-MV-20B	ELECTRODEIONIZATION STACK B	[**]	[**]
DTS-MV-20C	ELECTRODEIONIZATION STACK C	[**]	[**]
DTS-MV-20D	ELECTRODEIONIZATION STACK D	[**]	[**]
DWS-EH-01A	DEMINERALIZED WATER STORAGE TANK HEATER A	[**]	[**]
DWS-EH-01B	DEMINERALIZED WATER STORAGE TANK HEATER B	[**]	[**]
DWS-EH-02A	CONDENSATE STORAGE TANK HEATER A	[**]	[**]
DWS-EH-02B	CONDENSATE STORAGE TANK HEATER B	[**]	[**]
DWS-EH-02C	CONDENSATE STORAGE TANK HEATER C	[**]	[**]
DWS-EH-02D	CONDENSATE STORAGE TANK HEATER	[**]	[**]
DWS-MA-01	DEMIN WTR STOR TK CORS DEGAS BLOWER	[**]	[**]
DWS-MA-02	Condensate Water Stor Tk CORS Degas Blower	[**]
DWS-MP-01A	DEMINERALIZED WATER TRANSFER PUMP A	[**]	[**]
DWS-MP-01B	DEMINERALIZED WATER TRANSFER PUMP B	[**]	[**]
DWS-MP-02	CORS Feed Pump	[**]
ECS-EC-111	ANNEX BLDG MCC (Rm 40500)	[**]
ECS-EC-112	AUX BLDG MCC (Rm 40500)	[**]
ECS-EC-121	AUX BLDG MCC 121 (Rm 12213)	[**]
ECS-EC-122	TURBINE BLDG MCC 122	[**]
ECS-EC-123	DIESEL GEN BLDG MCC 123	[**]
ECS-EC-124	PZR HTRS BACKUP GRP A MCC 124 (Rm 12321)	[**]	[**]
ECS-EC-131	ANNEX BLDG MCC 131 (Rm 40503)	[**]
ECS-EC-132	CONTAINMENT MCC 132 (Rm 12321)	[**]
ECS-EC-133	AUXILIARY BUILDING MCC 133 (Rm 12321)	[**]
ECS-EC-141	ANNEX BLDG MCC 141 (Rm 40413)	[**]
ECS-EC-142	PZR HTRS CONTROL GRP MCC 142 (Rm 12321)	[**]	[**]
ECS-EC-143	PZR HTRS BACKUP GRP C MCC 143 (Rm 12321)	[**]	[**]
ECS-EC-211	ANNEX BLDG MCC 211 (Rm 40500)	[**]
ECS-EC-212	AUX BLDG MCC 212 (Rm 40500)	[**]
ECS-EC-221	AUX BLDG MCC 221 (Rm 12213)	[**]
ECS-EC-222	TURBINE BLDG MCC 222	[**]
ECS-EC-223	DIESEL GEN BLDG MCC 223	[**]
ECS-EC-224	PZR HTRS BACKUP GRP B MCC 224 (Rm 12321)	[**]	[**]
ECS-EC-231	ANNEX BLDG MCC 231 (Rm 40503)	[**]
ECS-EC-232	CONTAINMENT MCC 232 (Rm 12321)	[**]
ECS-EC-233	AUXILIARY BUILDING MCC 233 (Rm 12321)	[**]
ECS-EC-241	ANNEX BLDG MCC 241 (Rm 40357)	[**]
ECS-EC-242	RADWASTE BLDG MCC 242	[**]
ECS-EC-243	PZR HTRS BACKUP GRP D MCC 613 (Rm 12321)	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
ECS-EC-311	TURBINE BLDG MCC 311	[**]
ECS-EC-312	TURBINE BLDG MCC 312	[**]
ECS-EC-411	TURBINE BLDG MCC 411	[**]
ECS-EC-412	TURBINE BLDG MCC 412	[**]
ECS-EC-711	TURBINE BLDG MCC 711	[**]	[**]
ECS-EK-11	480 V LOAD CENTER 11	[**]
ECS-EK-12	480 V LOAD CENTER 12	[**]
ECS-EK-13	480 V LOAD CENTER 13	[**]
ECS-EK-14	480 V LOAD CENTER 14	[**]
ECS-EK-21	480 V LOAD CENTER 21	[**]
ECS-EK-22	480 V LOAD CENTER 22	[**]
ECS-EK-23	480 V LOAD CENTER 23	[**]
ECS-EK-24	480 V LOAD CENTER 24	[**]
ECS-EK-31	480 V LOAD CENTER 31	[**]
ECS-EK-41	480 V LOAD CENTER 41	[**]
ECS-EK-71	480 V LOAD CENTER 71	[**]	[**]
ECS-ES-1	6900 V SWITCHGEAR BUS 1	[**]
ECS-ES-2	6900 V SWITCHGEAR BUS 2	[**]
ECS-ES-3	6900 V SWITCHGEAR BUS 3	[**]
ECS-ES-4	6900 V SWITCHGEAR BUS 4	[**]
ECS-ES-5	6900 V SWITCHGEAR BUS 5	[**]
ECS-ES-6	6900 V SWITCHGEAR BUS 6	[**]
ECS-ES-7	6900 V SWITCHGEAR BUS 7	[**]
ECS-ET-1111	ANNEX BUILDING PWR XFMR 1111	[**]	[**]
ECS-ET-1121	AUXILIARY BUILDING PWR XFMR 1121	[**]	[**]
ECS-ET-1211	AUX BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-1221	TURBINE BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-1231	DIESEL GENERATOR BUILDING POWER TRANSFORMER 1231	[**]	[**]
ECS-ET-1311	ANNEX BUILDING PWR XFMR 1311	[**]	[**]
ECS-ET-1321	CONTAINMENT POWER TRANSFORMER	[**]	[**]
ECS-ET-1333	AUXILIARY BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-1411	ANNEX BUILDING PWR XFMR 1411	[**]	[**]
ECS-ET-2111	ANNEX BUILDING PWR XFMR 2111	[**]	[**]
ECS-ET-2121	AUXILIARY BUILDING PWR XFMR 2121	[**]	[**]
ECS-ET-2211	AUX BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-2221	TURBINE BUILDING POWER TRANSFORMER	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
ECS-ET-2231	DIESEL GENERATOR BUILDING POWER TRANSFORMER 2231	[**]	[**]
ECS-ET-2311	ANNEX BUILDING PWR XFMR 2311	[**]	[**]
ECS-ET-2321	CONTAINMENT POWER TRANSFORMER	[**]	[**]
ECS-ET-2333	AUXILIARY BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-3111	TURBINE BUILDING POWER TRANSFORMER 3111	[**]	[**]
ECS-ET-3121	TURBNIE BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-4111	TURBINE BUILDING POWER TRANSFORMER 4111	[**]	[**]
ECS-ET-4121	TURBNIE BUILDING POWER TRANSFORMER	[**]	[**]
ECS-ET-2411	MACH SHOP DIST XFMR 2411	[**]	[**]
ECS-ET-2421	RADWASTE BUILDING POWER TRANSFORMER	[**]	[**]
ECS-EV-31	RCP 1A Variable Speed Drive Control Power	[**]
ECS-EV-41	RCP 1B Variable Speed Drive Control Power	[**]
ECS-EV-51	RCP 2A Variable Speed Drive Control Power	[**]
ECS-EV-61	RCP 2B Variable Speed Drive Control Power	[**]
ECS-EY-1321	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	[**]	[**]
ECS-EY-1322	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	[**]	[**]
ECS-EY-2321	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	[**]	[**]
ECS-EY-2322	PWR FEED TO 4 CNMT SERVICE MODULE WELDING RECEPT	[**]	[**]
EDS1-DC-1	EDS1 BATTERY CHARGER	[**]	[**]
EDS1-DT-1	EDS1 REGULATING XFMR	[**]	[**]
EDS2-DC-1	EDS2 BATTERY CHARGER	[**]	[**]
EDS2-DT-1	EDS2 REGULATING XFMR	[**]	[**]
EDS3-DC-1	EDS3 BATTERY CHARGER	[**]	[**]
EDS3-DT-1	EDS3 REGULATING XFMR	[**]	[**]
EDS4-DC-1	EDS4 BATTERY CHARGER	[**]	[**]
EDSS-DC-1	SPARE NON-1E BATTERY CHARGER	[**]	[**]
EHS-EH-01	HEAT TRACING CABINET	[**]	[**]
ELS-ED-1111	ANNEX BLDG LIGHTING PANEL 1111	[**]	[**]
ELS-ED-1112	ANNEX BLDG LIGHTING PANEL 1112	[**]	[**]
ELS-ED-1211	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-1212	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-1221	TURBINE BLDG LIGHT PANEL 1221	[**]	[**]
ELS-ED-1222	TURBINE BLDG LIGHT PANEL 1222	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
ELS-ED-1223	TURBINE BLDG LIGHT PANEL 1223	[**]	[**]
ELS-ED-1231	DIESEL GEN BLDG LIGHTING PANEL 1231	[**]	[**]
ELS-ED-1331	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-2111	ANNEX BLDG LIGHTING PANEL 2111	[**]	[**]
ELS-ED-2112	ANNEX BLDG LIGHTING PANEL 2112	[**]	[**]
ELS-ED-2211	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-2212	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-2221	TURBINE BLDG LIGHT PANEL 2221	[**]	[**]
ELS-ED-2222	TURBINE BLDG LIGHT PANEL 2222	[**]	[**]
ELS-ED-2223	TURBINE BLDG LIGHT PANEL 2223	[**]	[**]
ELS-ED-2231	DIESEL GEN BLDG LIGHTING PANEL 2231	[**]	[**]
ELS-ED-2331	AUXILIARY BUILDING LIGHTING PANEL	[**]	[**]
ELS-ED-2421	RAD WASTE BLDG LIGHTING PANEL 2421	[**]	[**]
ELS-ET-1111	ANNEX BLDG LIGHTING XFMR 1111	[**]	[**]
ELS-ET-1211	AUXILIARY BUILDING LIGHTING TRANSFORMER	[**]	[**]
ELS-ET-1221	TURBINE BLDG LIGHTING XFMR 1221	[**]	[**]
ELS-ET-1231	DIESEL GEN BLDG LIGHTING XFMR 1231	[**]	[**]
ELS-ET-1321	CONTAINMENT LIGHTING XFMR 1321	[**]	[**]
ELS-ET-1322	CONTAINMENT LIGHTING XFMR 1322	[**]	[**]
ELS-ET-1331	AUXILIARY BUILDING LIGHTING TRANSFORMER	[**]	[**]
ELS-ET-2111	ANNEX BLDG LIGHTING XFMR 2111	[**]	[**]
ELS-ET-2211	AUXILIARY BUILDING LIGHTING TRANSFORMER	[**]	[**]
ELS-ET-2221	TURBINE BLDG LIGHTING XFMR 2221	[**]	[**]
ELS-ET-2231	DIESEL GEN BLDG LIGHTING XFMR 2231	[**]	[**]
ELS-ET-2321	CONTAINMENT LIGHTING XFRMR 2321	[**]	[**]
ELS-ET-2322	CONTAINMENT LIGHTING XFRMR 2322	[**]	[**]
ELS-ET-2331	AUXILIARY BUILDING LIGHTING TRANSFORMER	[**]	[**]
FHS-EM-01	REFUELING MACHINE MOTOR (IC)	[**]	[**]
FHS-EM-02	FUEL HANDLING MACHINE MOTOR (OC)	[**]	[**]
FHS-FH-03	NEW FUEL JIB CRANE	[**]	[**]
FHS-FH-04	NEW FUEL ELEV & HOIST	[**]	[**]
FHS-FH-05	FUEL TRANSFER CONVEYOR (OC)	[**]	[**]
FHS-MP-01A	FUEL TRANS UPENDER PUMP (IC)	[**]	[**]
FHS-MP-01B	FUEL TRANS UPENDER PUMP (OC)	[**]	[**]
FHS-MZ-01	REACTOR VESSEL STUD TENSIONER	[**]	[**]
FPS-EH-01A-A	PRIMARY FIRE WATER TANK HEATER ELEMENT A	[**]	[**]
FPS-EH-01A-B	PRIMARY FIRE WATER TANK HEATER ELEMENT B	[**]	[**]
FPS-EH-01A-C	PRIMARY FIRE WATER TANK HEATER ELEMENT C	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
FPS-EH-01A-D	PRIMARY FIRE WATER TANK HEATER ELEMENT D	[**]	[**]
FPS-EH-01B-A	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT A	[**]	[**]
FPS-EH-01B-B	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT B	[**]	[**]
FPS-EH-01B-C	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT C	[**]	[**]
FPS-EH-01B-D	SECONDARY FIRE WTR/CLEAR WELL TANK HTR ELEMENT D	[**]	[**]
FPS-EH-02	Diesel fire pump enclosure heater	[**]	[**]
FPS-MP-01A	MOTOR-DRIVEN FIRE PMP	[**]	[**]
FPS-MP-02	JOCKEY PUMP	[**]
FWS-EH-01A	BOOSTER/MAIN FW PUMP A MOTOR HEATER	[**]	[**]
FWS-EH-01B	BOOSTER/MAIN FW PUMP B MOTOR HEATER	[**]	[**]
FWS-EH-01C	BOOSTER/MAIN FW PUMP B MOTOR HEATER	[**]	[**]
FWS-EH-03A	STARTUP FEEDWATER PUMP A MOTOR HEATER	[**]
FWS-EH-03B	STARTUP FEEDWATER PUMP B MOTOR HEATER	[**]
FWS-MP-02A	MAIN FEEDWATER PUMP A	[**]	[**]
FWS-MP-02B	MAIN FEEDWATER PUMP B	[**]
FWS-MP-02C	MAIN FEEDWATER PUMP C	[**]
FWS-MP-03A	STARTUP FEEDWATER PUMP A	[**]	[**]
FWS-MP-03B	STARTUP FEEDWATER PUMP B	[**]	[**]
FWS-PL-V004A	Main feedwater pump A discharge isolation valve	[**]	[**]
FWS-PL-V004B	Main feedwater pump discharge isolation valve	[**]	[**]
FWS-PL-V004C	Main feedwater pump C discharge isolation valve	[**]
FWS-PL-V013A	Sfw pump discharge isolation MOV	[**]	[**]
FWS-PL-V013B	Sfw pump discharge isolation MOV	[**]	[**]
GSS-MA-01A	GLAND CONDENSER VAPOR EXHAUSTER 1A	[**]	[**]
GSS-MA-01B	GLAND CONDENSER VAPOR EXHAUSTER 1B	[**]	[**]
HCS-EH-01A	Gas Dryer Heater 01A	[**]
HCS-EH-01B	Gas Dryer Heater 01B	[**]
HCS-MA-01A	Gas Dryer Blower 01A	[**]
HCS-MA-01B	Gas Dryer Blower 01B	[**]
HDS-MP-01	MOISTURE SEPARATOR REHEATER SHELL DRAIN PUMP	[**]
HSS-MA-01A	LOOP SEAL VAPOR EXTRACTOR A	[**]
HSS-MA-01B	LOOP SEAL VAPOR EXTRACTOR B	[**]
HSS-MP-01	AIR-SIDE SEAL OIL PUMP	[**]
HSS-MP-03	HYDROGEN-SIDE SEAL OIL PUMP	[**]
IDSA-DC-1	IDSA BATTERY CHARGER 1	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
IDSA-DT-1	IDSA REGULATING XFMR	[**]	[**]
IDSB-DC-1	IDSB BATTERY CHARGER 1	[**]	[**]
IDSB-DC-2	IDSB BATTERY CHARGER 2	[**]	[**]
IDSB-DT-1	IDSB REGULATING XFMR	[**]	[**]
IDSC-DC-1	IDSC BATTERY CHARGER 1	[**]	[**]
IDSC-DC-2	IDSC BATTERY CHARGER 2	[**]	[**]
IDSC-DT-1	IDSC REGULATING XFMR	[**]	[**]
IDSD-DC-1	IDSD BATTERY CHARGER 1	[**]	[**]
IDSD-DT-1	IDSD REGULATING XFMR	[**]	[**]
IDSS-DC-1	SPARE BATTERY CHARGER	[**]	[**]
LOS-EH-01	CONDITIONER/PURIFIER UNIT HEATER	[**]	[**]
LOS-EH-02	CONDITIONER/PURIFIER UNIT HEATER	[**]	[**]
LOS-MA-01A	VAPOR EXTRACTOR A	[**]	[**]
LOS-MA-01B	VAPOR EXTRACTOR B	[**]	[**]
LOS-MP-02	AC BEARING OIL PUMP	[**]	[**]
LOS-MP-04	AC SEAL OIL BACKUP PUMP	[**]	[**]
LOS-MP-05	Clean Oil Transfer Pump	[**]	[**]
LOS-MP-10A	LP BEARING LIFT OIL PUMP A	[**]	[**]
LOS-MP-10B	LP BEARING LIFT OIL PUMP B	[**]	[**]
LOS-MP-10C	LP BEARING LIFT OIL PUMP C	[**]	[**]
LOS-MP-10D	LP BEARING LIFT OIL PUMP D	[**]	[**]
LOS-MP-10E	LP BEARING LIFT OIL PUMP E	[**]	[**]
LOS-MP-10F	LP BEARING LIFT OIL PUMP F	[**]	[**]
LOS-MP-11	VACUUM CONDITIONING UNIT DRAIN PUMP	[**]	[**]
LOS-MP-12	CONDITIONER/PURIFIER UNIT SUPPLY PUMP	[**]	[**]
LOS-MP-13	CONDITIONER/PURIFIER UNIT VACUUM PUMP	[**]	[**]
MHS-MH-01	CONTAINMENT POLAR CRANE	[**]	[**]
MHS-MH-02	SPENT FUEL SHIPPING CASK CRANE	[**]	[**]
MHS-MH-03	STEAM GENERATOR 1 JIB CRANE	[**]	[**]
MHS-MH-04	STEAM GENERATOR 2 JIB CRANE	[**]	[**]
MHS-MH-05	EQUIPMENT HATCH HOIST	[**]	[**]
MHS-MH-06	MAINTENANCE HATCH HOIST	[**]	[**]
MHS-MH-07A	MSIV MONORAIL HOIST A	[**]	[**]
MHS-MH-07B	MSIV MONORAIL HOIST B	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
MHS-MH-09	CONTAINMENT ELEVATOR	[**]	[**]
MHS-MH-11	SHIELD BUILDING EXTERNAL ELEVATOR	[**]	[**]
MHS-MH-12	AUXILIARY BUILDING CLEAN SIDE ELEVATOR	[**]	[**]
MHS-MH-13	AUXILIARY BUILDING RADIATION CONTROL AREA ELEV	[**]	[**]
MHS-MH-14	RAIL CAR BAY CRANE AND CONSOLE	[**]
MHS-MH-20	TURBINE BUILDING BRIDGE CRANE	[**]
MHS-MH-21	TURBINE BUILDING SECONDARY BRIDGE CRANE	[**]	[**]
MHS-MH-23	TURBINE BUILDING ELEVATOR	[**]	[**]
MHS-MH-40	ANNEX BUILDING STAGING AREA CRANE	[**]	[**]
MHS-MH-41	ANNEX BUILDING HOT MACHINE SHOP CRANE	[**]	[**]
MHS-MH-42	BORIC ACID HANDLING MONORAIL	[**]	[**]
MHS-MH-45	ANNEX BUILDING ELEVATOR	[**]	[**]
MHS-MH-50	MOBILE SYSTEMS FACILITY CRANE	[**]	[**]
MHS-MH-51	CLOSED VAN LOADING SCISSOR LIFT (PORTABLE)	[**]	[**]
MSS-PL-V015	MSR reheat supply steam isolation MOV	[**]
MSS-PL-V025	MSS supply to gland seal system - isolation MOV	[**]	[**]
MSS-PL-V501	EXT STEAM TO HEATER 7 MOV	[**]	[**]
MSS-PL-V502	EXT STEAM TO HEATER 6 MOV	[**]	[**]
MSS-PL-V503	EXT STEAM TO DEA HTR 5 MOV	[**]	[**]
MSS-PL-V504	EXT STEAM TO HEATER 4 MOV	[**]	[**]
MSS-PL-V505	EXT STEAM TO HEATER 3 MOV	[**]	[**]
MSS-PL-V577	MSS to VYS isolation MOV	[**]
MTS-EM-01	MAIN TRBN TURNING GEAR MTR	[**]	[**]
PCS-EH-01	RECIRCULATION HEATER ELEMENT	[**]	[**]
PCS-EH-02A	Ancillary Water Storage Tank Heater Element A	[**]	[**]
PCS-EH-02B	Ancillary Water Storage Tank Heater Element B	[**]	[**]
PCS-EH-02C	Ancillary Water Storage Tank Heater Element C	[**]	[**]
PCS-EH-02D	Ancillary Water Storage Tank Heater Element D	[**]	[**]
PCS-MP-01A	RECIRCULATION PUMP A	[**]	[**]
PCS-MP-01B	RECIRCULATION PUMP B	[**]	[**]
PGS-ME-07	CARBON DIOXIDE ELECTRIC VAPORIZER	[**]
PGS-MP-01	LIQUID NITROGEN PUMP	[**]
PGS-MS-03	CARBON DIOXIDE PACKAGE	[**]
PLS-MG-01A	ROD DRIVE M/G SET A	[**]	[**]
PLS-MG-01B	ROD DRIVE M/G SET B	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
PSS-MP-01	EDUCTOR SUPPLY PUMP	[**]
PWS-MP-01A	POTABLE WATER SUPPLY PUMP A	[**]
PWS-MP-01B	POTABLE WATER SUPPLY PUMP B	[**]
PWS-MP-02	POTABLE WATER JOCKEY PUMP	[**]
PXS-PL-V027A	Accum A Discharge Isolation	[**]	[**]
PXS-PL-V027B	Accum B Discharge Isolation	[**]	[**]
PXS-PL-V121A	IRWST Line A Isolation	[**]	[**]
PXS-PL-V121B	IRWST Line B Isolation	[**]	[**]
RCS-EH-03-1	Pressurizer Heaters –Control Group, Bank 1	[**]	[**]
RCS-EH-03-2	Pressurizer Heaters –Control Group, Bank 2	[**]
RCS-EH-03-3	Pressurizer Heaters –Control Group, Bank 3	[**]
RCS-EH-03-4	Pressurizer Heaters –Control Group, Bank 4	[**]
RCS-EH-03-5	Pressurizer Heaters –Control Group, Bank 5	[**]
RCS-EH-03-6	Pressurizer Heaters –Control Group, Bank 6	[**]
RCS-EH-04A-1	Pressurizer Heaters –Control Group A, Bank 1	[**]
RCS-EH-04A-2	Pressurizer Heaters –Control Group A, Bank 2	[**]
RCS-EH-04A-3	Pressurizer Heaters –Control Group A, Bank 3	[**]
RCS-EH-04A-4	Pressurizer Heaters –Control Group A, Bank 4	[**]
RCS-EH-04B-1	Pressurizer Heaters –Control Group B, Bank 1	[**]
RCS-EH-04B-2	Pressurizer Heaters –Control Group B, Bank 2	[**]
RCS-EH-04B-3	Pressurizer Heaters –Control Group B, Bank 3	[**]
RCS-EH-04B-4	Pressurizer Heaters –Control Group B, Bank 4	[**]
RCS-EH-04C-1	Pressurizer Heaters –Control Group C, Bank 1	[**]
RCS-EH-04C-2	Pressurizer Heaters –Control Group C, Bank 2	[**]
RCS-EH-04C-3	Pressurizer Heaters –Control Group C, Bank 3	[**]
RCS-EH-04C-4	Pressurizer Heaters –Control Group C, Bank 4	[**]
RCS-EH-04C-5	Pressurizer Heaters –Control Group C, Bank 5	[**]
RCS-EH-04C-6	Pressurizer Heaters –Control Group C, Bank 6	[**]
RCS-EH-04D-1	Pressurizer Heaters –Control Group D, Bank 1	[**]
RCS-EH-04D-2	Pressurizer Heaters –Control Group D, Bank 2	[**]
RCS-EH-04D-3	Pressurizer Heaters –Control Group D, Bank 3	[**]
RCS-EH-04D-4	Pressurizer Heaters –Control Group D, Bank 4	[**]
RCS-EH-04D-5	Pressurizer Heaters –Control Group Bank 5	[**]
RCS-EH-04D-6	Pressurizer Heaters –Control Group D, Bank 6	[**]
RCS-MP-01A	SG 1A RX COOLANT PUMP	[**]
RCS-MP-01B	SG 1B RX COOLANT PUMP	[**]
RCS-MP-02A	SG 2A RX COOLANT PUMP	[**]
RCS-MP-02B	SG 2B RX COOLANT PUMP	[**]
RCS-PL-V111A	Pressurizer Spray Block Valve	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
RCS-PL-V111B	Pressurizer Spray Block Valve	[**]	[**]
RNS-MP-01A	RESIDUAL HEAT REMOVAL PUMP A	[**]	[**]
RNS-MP-01B	RESIDUAL HEAT REMOVAL PUMP B	[**]	[**]
RNS-PL-V024	RNS Discharge to IRWST Isolation	[**]	[**]
RNS-PL-V055	RNS Suction from Cask Loading Pit Isol Valve	[**]
RWS-EH-03A	RAW WATER PUMP A MOTOR HEATER	[**]	[**]
RWS-EH-03B	RAW WATER PUMP B MOTOR HEATER	[**]	[**]
RWS-EH-03C	RAW WATER PUMP C MOTOR HEATER	[**]	[**]
RWS-MP-03A	RAW WATER PUMP A	[**]	[**]
RWS-MP-03B	RAW WATER PUMP B	[**]	[**]
RWS-MP-03C	RAW WATER PUMP C	[**]	[**]
RWS-Ancillary Pump A	RWS Ancillary Pump A	[**]	[**]
RWS-Ancillary Pump B	RWS Ancillary Pump B	[**]
RWS-MP-04A	CLEARWELL PUMP A	[**]
RWS-MP-04B	CLEARWELL PUMP B	[**]
RXS-MA-01A	CRDM COOLING FAN A	[**]	[**]
RXS-MA-01B	CRDM COOLING FAN B	[**]	[**]
RXS-MA-01C	CRDM COOLING FAN C	[**]	[**]
SFS-MP-01A	SPENT FUEL COOLING PUMP A	[**]	[**]
SFS-MP-01B	SPENT FUEL COOLING PUMP B	[**]	[**]
SSS-MS-01	CONDENSER HOTWELL PUMP PACKAGE	[**]
SSS-MS-02	SECONDARY SAMPLING PACKAGE	[**]
SSS-MS-04	COOLING WATER PACKAGE	[**]
SWS-EH-01A	Service Water Pump A Motor Heater	[**]
SWS-EH-01B	Service Water Pump B Motor Heater	[**]
SWS-EH-02A	Service Water Pump A Motor Heater	[**]
SWS-EH-02B	Service Water Pump B Motor Heater	[**]
SWS-MA-01A	SERVICE WATER COOLING TOWER FAN A	[**]	[**]
SWS-MA-01B	SERVICE WATER COOLING TOWER FAN B	[**]	[**]
SWS-MP-01A	SERVICE WATER PUMP A	[**]	[**]
SWS-MP-01B	SERVICE WATER PUMP B	[**]	[**]
SWS-PL-V002A	SWS Pump A Discharge MOV	[**]	[**]
SWS-PL-V002B	SWS Pump B Discharge MOV	[**]	[**]
SWS-PL-V037A	SWS Cooling Tower A MOV	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
SWS-PL-V037B	SWS Cooling Tower B MOV	[**]
SWS-PY-S06A	SWS SELF CLEANING STRAINER A	[**]
SWS-PY-S06B	SWS SELF CLEANING STRAINER B	[**]	[**]
TCS-EH-01A	TCS PUMP A MOTOR HEATER	[**]	[**]
TCS-EH-01B	TCS PUMP B MOTOR HEATER	[**]
TCS-MP-01A	TURBINE BUILDING CLOSED COOLING WATER PUMP A	[**]	[**]
TCS-MP-01B	TURBINE BUILDING CLOSED COOLING WATER PUMP B	[**]	[**]
TOS-EH-01	EH FLUID RESERVOIR IMMERSION HEATER	[**]	[**]
TOS-MA-01A	EH FLUID HX COOLING FAN A	[**]	[**]
TOS-MA-01B	EH FLUID HX COOLING FAN B	[**]	[**]
TOS-MP-01A	ELECTRO-HYDRAULIC FLUID SUPPLY PUMP A	[**]	[**]
TOS-MP-01B	ELECTRO-HYDRAULIC FLUID SUPPLY PUMP B	[**]	[**]
VAS-EH-01A	RADIATION CHEMISTRY LABORATORY DUCT HEATER STAGE A	[**]	[**]
VAS-EH-01B	RADIATION CHEMISTRY LABORATORY DUCT HEATER STAGE B	[**]	[**]
VAS-EH-02A	SECURITY ROOM DUCT HEATER STAGE A	[**]	[**]
VAS-EH-02B	SECURITY ROOM DUCT HEATER STAGE B	[**]	[**]
VAS-MA-01A	AUXILIARY/ANNEX BUILDING SUPPLY FAN A	[**]
VAS-MA-01B	AUXILIARY/ANNEX BUILDING SUPPLY FAN B	[**]	[**]
VAS-MA-02A	AUXILIARY/ANNEX BUILDING EXHAUST FAN A	[**]
VAS-MA-02B	AUXILIARY/ANNEX BUILDING EXHAUST FAN B	[**]
VAS-MA-05A	FUEL HANDLING AREA SUPPLY FAN A	[**]
VAS-MA-05B	FUEL HANDLING AREA SUPPLY FAN B	[**]	[**]
VAS-MA-06A	FUEL HANDLING AREA EXHAUST FAN A	[**]
VAS-MA-06B	FUEL HANDLING AREA EXHAUST FAN B	[**]
VAS-MA-07A	CHEMICAL VOLUME CONTROL SYSTEM PUMP ROOM FAN A	[**]
VAS-MA-07B	CHEMICAL VOLUME CONTROL SYSTEM PUMP ROOM FAN B	[**]
VAS-MA-08A	NORMAL RESIDUAL HEAT REMOVAL PUMP ROOM FAN A	[**]
VAS-MA-08B	NORMAL RESIDUAL HEAT REMOVAL PUMP ROOM FAN B	[**]
VAS-MY-H01	RADIATION CHEMISTRY LABORATORY HUMIDIFIER	[**]
VAS-MY-H02	SECURITY ROOM HUMIDIFIER	[**]
VAS-MY-U01A	Middle Annulus Heater A	[**]	[**]
VAS-MY-U01B	Middle Annulus Heater B	[**]	[**]
VAS-MY-U01C	Middle Annulus Heater C	[**]	[**]
VAS-MY-U01D	Middle Annulus Heater D	[**]	[**]
VBS-EH-01A	MCR/TSC AHU ELECTRIC HEATER A	[**]	[**]
VBS-EH-01B	MCR/TSC AHU ELECTRIC HEATER B	[**]	[**]
VBS-EH-02A	A/C 1E ROOM AHU ELEC HTR A	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
VBS-EH-02B	B/D 1E ROOM AHU ELEC HTR B	[**]	[**]
VBS-EH-02C	A/C 1E ROOM AHU ELEC HTR C	[**]	[**]
VBS-EH-02D	B/D 1E ROOM AHU ELEC HTR D	[**]	[**]
VBS-EH-04A	FILTER UNIT ELECTRIC HTR A	[**]	[**]
VBS-EH-04B	FILTER UNIT ELECTRIC HTR B	[**]	[**]
VBS-MA-01A	MCR/TSC AHU SUPPLY FAN A	[**]	[**]
VBS-MA-01B	MCR/TSC AHU SUPPLY FAN B	[**]	[**]
VBS-MA-02A	MCR/TSC AHU RETURN AND SMOKE PURGE FAN A	[**]	[**]
VBS-MA-02B	MCR/TSC AHU RETURN AND SMOKE PURGE FAN B	[**]	[**]
VBS-MA-03A	SUPPLEMENTAL AIR FILTRATION UNIT FAN A	[**]	[**]
VBS-MA-03B	SUPPLEMENTAL AIR FILTRATION UNIT FAN B	[**]	[**]
VBS-MA-04	MCR TOILET EXHAUST FAN	[**]
VBS-MA-05A	A/C 1E ROOM AHU SUPPLY FAN A	[**]	[**]
VBS-MA-05B	B/D 1E ROOM AHU SUPPLY FAN B	[**]
VBS-MA-05C	A/C 1E ROOM AHU SUPPLY FAN C	[**]	[**]
VBS-MA-05D	B/D 1E ROOM AHU SUPPLY FAN D	[**]	[**]
VBS-MA-06A	A/C 1E ROOM - RETURN FAN A	[**]	[**]
VBS-MA-06B	B/D 1E ROOM RETURN FAN B	[**]
VBS-MA-06C	A/C 1E ROOM RETURN FAN C	[**]	[**]
VBS-MA-06D	B/D 1E ROOM - RETURN FAN D	[**]	[**]
VBS-MA-07A	A/C BATTERY ROOM EXH FAN A	[**]	[**]
VBS-MA-07B	B/D BATTERY ROOM EXH FAN B	[**]
VBS-MA-07C	A/C BATTERY ROOM EXH FAN C	[**]
VBS-MA-07D	B/D BATTERY ROOM EXH FAN D	[**]	[**]
VBS-MA-08	PCS VALVE ROOM VENT FAN	[**]
VBS-MA-09	TSC TOILET EXHAUST FAN	[**]
VBS-MY-H01A	MCR/TSC AHU HUMIDIFIER A	[**]	[**]
VBS-MY-H01B	MCR/TSC AHU HUMIDIFIER B	[**]	[**]
VBS-MY-U01A	PCS VALVE ROOM UNIT HEATER A	[**]	[**]
VBS-MY-U01B	PCS VALVE ROOM UNIT HEATER B	[**]	[**]
VCS-MA-01A	REACTOR CONTAINMENT RECIRCULATION FAN A	[**]	[**]
VCS-MA-01B	REACTOR CONTAINMENT RECIRCULATION FAN B	[**]	[**]
VCS-MA-01C	REACTOR CONTAINMENT RECIRCULATION FAN C	[**]	[**]
VCS-MA-01D	REACTOR CONTAINMENT RECIRCULATION FAN D	[**]	[**]
VFS-EH-01A	CONTAINMENT EXHAUST ELECTRIC HEATER A	[**]	[**]
VFS-EH-01B	CONTAINMENT EXHAUST ELECTRIC HEATER B	[**]	[**]
VFS-MA-01A	CONTAINMENT SUPPLY FAN A	[**]	[**]
VFS-MA-01B	CONTAINMENT SUPPLY FAN B	[**]	[**]
VFS-MA-02A	CONTAINMENT EXHAUST FAN A	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
VFS-MA-02B	CONTAINMENT EXHAUST FAN B	[**]	[**]
VHS-MA-01A	AHU A SUPPLY FAN	[**]
VHS-MA-01B	AHU B SUPPLY FAN	[**]	[**]
VHS-MA-02A	HEALTH PHYSICS/MACHINE SHOP EXHAUST FAN A	[**]
VHS-MA-02B	HEALTH PHYSICS/MACHINE SHOP EXHAUST FAN B	[**]	[**]
VHS-MA-03	MACHINE TOOLS EXHAUST FAN	[**]
VHS-MY-H01	HUMIDIFIER	[**]
VRS-MA-01A	AHU A SUPPLY FAN	[**]
VRS-MA-01B	AHU B SUPPLY FAN	[**]	[**]
VRS-MA-02A	FILTRATION UNIT A EXH FAN	[**]
VRS-MA-02B	FILTRATION UNIT B EXH FAN	[**]	[**]
VRS-MY-W01A	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER A	[**]	[**]
VRS-MY-W01B	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER B	[**]	[**]
VRS-MY-W01C	MOBILE SYSTEM FACILITY HOT WATER UNIT HEATER C	[**]	[**]
VTS-EH-01	SAMPLE ROOM / LABORATORY DUCT HEATER	[**]	[**]
VTS-EH-03	OFFICE AREA DUCT HEATER	[**]	[**]
VTS-EH-04	WORK STATION AREA DUCT HEATER	[**]	[**]
VTS-MA-01A	PERSONNEL AREA AHU A SUPPLY FAN	[**]	[**]
VTS-MA-01B	PERSONNEL AREA AHU B SUPPLY FAN	[**]	[**]
VTS-MA-05A	EL EQ RM AHU A RETURN FAN	[**]	[**]
VTS-MA-05B	EL EQ RM AHU B RETURN FAN	[**]	[**]
VTS-MA-06A	EL EQ RM AHU A SUPPLY FAN	[**]	[**]
VTS-MA-06B	EL EQ RM AHU B SUPPLY FAN	[**]	[**]
VTS-MA-13	TURBINE LUBE OIL RESERVOIR ROOM EXHAUST FAN	[**]
VTS-MA-14	LUBE OIL STORAGE ROOM EXHAUST FAN	[**]
VTS-MY-V01A	TRBN BLDG ROOF EXH UNIT VENT A	[**]
VTS-MY-V01B	TRBN BLDG ROOF EXH UNIT VENT B	[**]
VTS-MY-V01C	TRBN BLDG ROOF EXH UNIT VENT C	[**]
VTS-MY-V01D	TRBN BLDG ROOF EXH UNIT VENT D	[**]
VTS-MY-V01E	TRBN BLDG ROOF EXH UNIT VENT E	[**]
VTS-MY-V01F	TRBN BLDG ROOF EXH UNIT VENT F	[**]
VTS-MY-V02	HEATER BAY ROOF EXH UNIT VENT	[**]
VTS-MY-V03	MOTOR DRIVEN FIRE PUMP ROOM UNIT VENTILATOR	[**]	[**]
VTS-MY-V04	DIESEL FIRE PUMP ROOM UNIT VENTILATOR	[**]	[**]
VTS-MY-V05A	AUX BOILER ROOM EXHAUST VENTILATOR A	[**]	[**]
VTS-MY-V05B	AUX BOILER ROOM EXHAUST VENTILATOR B	[**]	[**]
VWS-MP-01A	WATER CHILLER PUMP A	[**]	[**]
VWS-MP-01B	WATER CHILLER PUMP B	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
VWS-MP-02	AIR COOLED CHILLER PUMP 2	[**]	[**]
VWS-MP-03	AIR COOLED CHILLER PUMP 3	[**]	[**]
VWS-MS-01A	WATER CHILLER A	[**]	[**]
VWS-MS-01B	WATER CHILLER B	[**]	[**]
VWS-MS-02	AIR COOLED CHILLER 2	[**]	[**]
VWS-MS-03	AIR COOLED CHILLER 3	[**]	[**]
VXS-EH-02	REST ROOM/CORRIDOR ELECT HEATING COIL	[**]	[**]
VXS-EH-03	ACCESS CORRIDOR ELECTRIC DUCT HEATER	[**]	[**]
VXS-EH-04	SECURITY ROOM #2 ELECTRIC DUCT HEATER	[**]	[**]
VXS-EH-05	CENTRAL ALARM STATION ELECTRIC DUCT HEATER	[**]	[**]
VXS-EH-06	SHOWER/CHANGING AREA ELECTRIC DUCT HEATER	[**]	[**]
VXS-MA-01A	EQUIPMENT ROOM RETURN AIR FAN A	[**]	[**]
VXS-MA-01B	EQUIPMENT ROOM RETURN AIR FAN B	[**]	[**]
VXS-MA-02A	EQUIPMENT ROOM AHU A SUPPLY FAN	[**]	[**]
VXS-MA-02B	EQUIPMENT ROOM AHU B SUPPLY FAN	[**]	[**]
VXS-MA-03A	GENERAL AREA AHU A SUPPLY FAN	[**]
VXS-MA-03B	GENERAL AREA AHU B SUPPLY FAN	[**]	[**]
VXS-MA-04A	MSIV COMP A AHU-A SUPPLY FAN	[**]	[**]
VXS-MA-04B	MSIV COMP B AHU-B SUPPLY FAN	[**]	[**]
VXS-MA-04C	MSIV COMP B AHU-C SUPPLY FAN	[**]	[**]
VXS-MA-04D	MSIV COMP A AHU-D SUPPLY FAN	[**]	[**]
VXS-MA-05A	SWITCHGEAR ROOM AHU A SUPPLY FAN	[**]	[**]
VXS-MA-05B	SWITCHGEAR ROOM AHU B SUPPLY FAN	[**]	[**]
VXS-MA-06A	SWITCHGEAR ROOM RETURN AIR FAN A	[**]	[**]
VXS-MA-06B	SWITCHGEAR ROOM RETURN AIR FAN B	[**]	[**]
VXS-MA-07A	MECHANICAL EQUIPMENT ROOM SUPPLY AIR FAN A	[**]
VXS-MA-07B	MECHANICAL EQUIPMENT ROOM SUPPLY AIR FAN B	[**]	[**]
VXS-MA-08A	VLV/PIPING PEN RM AHU A SUPP FAN	[**]	[**]
VXS-MA-08B	VLV/PIPING PEN RM AHU B SUPP FAN	[**]	[**]
VXS-MA-09A	BATTERY ROOM #1 EXH FAN	[**]
VXS-MA-09B	BATTERY ROOM #2 EHX FAN	[**]
VXS-MA-11A	MECH EQP AREA AHU A RETURN AIR FAN	[**]
VXS-MA-11B	MECH EQP AREA AHU B RETURN AIR FAN	[**]	[**]
VXS-MA-12	Temp Electric Power Supply Room Exhaust Fan	[**]
VXS-MA-13	TOILET EXHAUST FAN	[**]
VXS-MY-H01	GENERAL AREA AHU HUMIDIFIER	[**]
VXS-MY-H02	EQUIPMENT ROOM AHU HUMIDIFIER	[**]
VXS-MY-U01	ELEVATOR MACHINE ROOM ELEC UNIT HEATER	[**]	[**]
VXS-MY-V01	ELEVATOR MACHINE ROOM WALL EXHAUSTER	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
VXS-MY-V02	ANNEX BLDG ROOF VENTILATOR	[**]
VYS-MP-01A	HOT WATER PUMP A	[**]
VYS-MP-01B	HOT WATER PUMP B	[**]
VZS-EH-01A	SRVC MODULE AHU A ELEC HTNG COIL	[**]	[**]
VZS-EH-01B	SRVC MODULE AHU B ELEC HTNG COIL	[**]	[**]
VZS-MA-01A	SERVICE MODULE AHU A SUPPLY FAN	[**]
VZS-MA-01B	SERVICE MODULE AHU B SUPPLY FAN	[**]
VZS-MA-02A	FUEL OIL DAY TK VAULT EXH FAN A	[**]
VZS-MA-02B	FUEL OIL DAY TK VAULT EXH FAN B	[**]
VZS-MA-03A	ENGINE ROOM AHU SUPPLY FAN A	[**]
VZS-MA-03B	ENGINE ROOM AHU SUPPLY FAN B	[**]
VZS-MY-U01A	ELECTRIC UNIT HEATER 1A	[**]	[**]
VZS-MY-U01B	ELECTRIC UNIT HEATER 1B	[**]	[**]
VZS-MY-U02A	ELECTRIC UNIT HEATER 2A	[**]	[**]
VZS-MY-U02B	ELECTRIC UNIT HEATER 2B	[**]	[**]
VZS-MY-U03A	DIESEL OIL TRANSFER MODULE ENCLOSURE A UNIT HEATER	[**]	[**]
VZS-MY-U03B	DIESEL OIL TRANSFER MODULE ENCLOSURE B UNIT HEATER	[**]	[**]
VZS-MY-V01A	D/G BLDG STANDBY EXHAUST FAN 1A	[**]	[**]
VZS-MY-V01B	D/G BLDG STANDBY EXHAUST FAN 1B	[**]	[**]
VZS-MY-V02A	D/G BLDG STANDBY EXHAUST FAN 2A	[**]	[**]
VZS-MY-V02B	D/G BLDG STANDBY EXHAUST FAN 2B	[**]	[**]
VZS-MY-V03A	DIESEL OIL TRANSFER MODULE ENCLOSURE A EXH FAN	[**]
VZS-MY-V03B	DIESEL OIL TRANSFER MODULE ENCLOSURE B EXH FAN	[**]
WGS-MP-01A	SAMPLE PUMP A	[**]
WGS-MP-01B	SAMPLE PUMP B	[**]
WLS-MP-01A	REACTOR COOLANT DRAIN PUMP A	[**]
WLS-MP-01B	REACTOR COOLANT DRAIN PUMP B	[**]
WLS-MP-02A	CONTAINMENT SUMP PUMP A	[**]
WLS-MP-02B	CONTAINMENT SUMP PUMP B	[**]
WLS-MP-03A	DEGASIFIER VACUUM PUMP A	[**]
WLS-MP-03B	DEGASIFIER VACUUM PUMP B	[**]
WLS-MP-05A	DEGASIFIER SEPARATOR PUMP A	[**]
WLS-MP-05B	DEGASIFIER SEPARATOR PUMP B	[**]
WSS-MP-01	RESIN TRANSFER PUMP	[**]
WWS-MP-04A	BASIN A TRANSFER PUMP	[**]
WWS-MP-04B	BASIN B TRANSFER PUMP	[**]
ZAS-EJ-01A	MAIN TRANS COOLING PHASE A JUNCTION BOX	[**]
ZAS-EJ-01B	MAIN TRANS COOLING PHASE B JUNCTION BOX	[**]
ZAS-EJ-01C	MAIN TRANS COOLING PHASE C JUNCTION BOX	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Attachment A

HOUSE LOADS

EQUIPMENT ON/OFF LIST

Tag No.	Component Description	On/Off	Load Note
ZAS-EJ-01D	MAIN TRANS COOLING PHASE SPARE JUNCTION BOX	[**]	[**]
ZAS-EJ-02A	GEN BKR COOLING UNIT PHASE A JUNCTION BOX	[**]
ZAS-EJ-02B	GEN BKR COOLING UNIT PHASE B JUNCTION BOX	[**]
ZAS-EJ-02C	GEN BKR COOLING UNIT PHASE C JUNCTION BOX	[**]
ZAS-EJ-03	ISOPHASE BUS DUCT HEATER UNIT JUNCTION BOX	[**]	[**]
ZBS-ED-01	SWITCHYARD FEED #1 DIST PANEL	[**]	[**]
ZBS-ED-02	SWITCHYARD FEED #2 DIST PANEL	[**]	[**]
ZOS-EH-01A	DG A ELECTRIC JACKET WATER HTR	[**]
ZOS-EH-01B	DG B ELECTRIC JACKET WATER HTR	[**]
ZOS-EH-02A	DG A KEEP WARM LUBE OIL HEATER	[**]
ZOS-EH-02B	DG B KEEP WARM LUBE OIL HEATER	[**]
ZOS-EH-03A	DG A GENERATOR SPACE HEATER	[**]	[**]
ZOS-EH-03B	DG B GENERATOR SPACE HEATER	[**]	[**]
ZOS-MA-01A	DG A FUEL OIL COOLER FAN	[**]	[**]
ZOS-MA-01B	DG B FUEL OIL COOLER FAN	[**]	[**]
ZOS-MA-10A	DG A RADIATOR FAN 1	[**]	[**]
ZOS-MA-10B	DG B RADIATOR FAN 1	[**]	[**]
ZOS-MA-11A	DG A RADIATOR FAN 2	[**]	[**]
ZOS-MA-11B	DG B RADIATOR FAN 2	[**]	[**]
ZOS-MK-01A	DG A ELECTRIC MTR DRVN AIR COMPRESSOR	[**]	[**]
ZOS-MK-01B	DG B ELECTRIC MTR DRVN AIR COMPRESSOR	[**]	[**]
ZOS-MP-02A	DG A AC MOTOR PRELUBE OIL PUMP	[**]
ZOS-MP-02B	DG B AC MOTOR PRELUBE OIL PUMP	[**]
ZOS-MP-06A	DG A ELECTRIC JACKET WTR HTR PMP	[**]
ZOS-MP-06B	DG B ELECTRIC JACKET WTR HTR PMP	[**]

Site Specific Load
N/A	200 HP Mechanical Draft Cooling Tower Fans	[**]	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT M-1

Software License

This software license agreement (this “License Agreement”) is entered into as of the            day of May, 2008, by and between South Carolina Electric & Gas Company (“SCE&G”), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina (“Santee Cooper”) pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated                     , 2008; and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania (“Westinghouse”), and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina (“Stone & Webster”). Except where the context otherwise requires, Westinghouse and Stone & Webster hereinafter are individually referred to as a “Consortium Member” and collectively as “Contractor”.

1.                                       Definitions. For purposes of this software license (this “License Agreement”), the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Agreement (as defined below).

(a)                                  “Agreement” shall mean that certain Engineering, Procurement and Construction Agreement, dated the date hereof, between South Carolina Electric & Gas Company, for itself and as Agent for the South Carolina Public Service Authority, as Owner, and Consortium Consisting of Westinghouse Electric Company LLC and Stone & Webster, Inc., as Contractor for AP1000 Nuclear Power Plants.

(b)                                 “Available Software” shall mean Software developed by or on behalf of a Consortium Member (excluding software to be delivered under a separate nuclear fuel contract) that, as of the date in question, either has been provided to Owner or is complete and ready for delivery, provided, however, it is understood that Available Software does not include Third-Party Software.

(c)                                  “Configuration Data” shall mean the Unit-specific data that is used in conjunction with the Software, including without limitation, tuning and set point constants, graphical, pictorial and text files, that configure the Software for the specific Unit environment.

(d)                                 “Disabling Code”  shall mean any timer, clock, counter, time lock, time bomb, other limiting code, design, instruction or routine which is designed or intended to do any of the following either automatically or without the intentional action of a Permitted User: (i) erase data or other programming, or (ii) damage, destroy, disable, suspend the operation of, or alter the operation of the Software, or any components thereof, or (iii) cause the Software or any components thereof to become inoperable or otherwise incapable of being used in the full manner for which the Software is licensed hereunder.

(e)                                  [**]

(f)                                    [**]

(g)                                 “Facility” or “Unit” shall refer to the Facility or a Unit of the Facility as defined in the Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(h)                                 “Hardware” shall mean (i) the hardware on which the Software is initially installed by Contractor or Subcontractors for use in connection with the Facility, including, without limitation, hardware at the Facility, redundant systems, training and test systems and simulators associated with the Facility whether located at the Facility or another site owned or leased by Owner or over which Owner otherwise has possession or control and (ii) replacements and additional hardware as permitted under Section 2(a)(iii).

(i)                                     “Permitted Use” shall mean use solely in connection with the Facility, [**], and compliance with Laws or Government Authorities.

(j)                                     “Permitted Users” shall mean Owner, its employees, [**] secunded employees, and staff augmentation contractors through multiple tiers, and their respective employees, which employees or contractors have executed a written confidentiality agreement substantially as set forth in Exhibit O-1 of the Agreement (Proprietary Data Agreement) or are otherwise under an obligation or duty to Owner or to the contractor to maintain the confidentiality of Owner’s or Owner’s suppliers’ proprietary information.

(k)                                  “Software” shall mean the computer programs, procedures, rules or routines embodied in computer programs, databases and related computer files provided to Owner by one or more of the Consortium Members or Subcontractors in performance of the Work, as furnished and as installed, and Application Software developed by one or more of the Consortium Members for Owner during the performance of this License Agreement.  Software shall also mean bug fixes, error-correct releases, updates, upgrades, enhancements, modifications, changes, new versions and replacements thereof if provided from time to time by or on behalf of one or more of the Consortium Members or Subcontractors.  Software includes:

(i)                         “Base Software”, which consists of [**]

(ii)                      “Application Software”, which consists of all of the Software other than Base Software and Third-Party Software, [**].  The Application Software is specific to a particular Unit.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(iii)                   “Third-Party Software”, which consists of that portion of the Software which is developed and owned by a third party (“Third Party”).

Except for purposes of Subsections 4(b), (c) and (d), the term Software shall include all software in the possession or control of any Consortium Member that would fall within the definition of Software under this Subsection 1(k) above and be Available Software, except for the fact that it has not yet been provided to Owner or furnished, installed or completely developed; [**].

(l)                                     “Software Documentation” shall mean any materials created by or on behalf of Contractor or its licensors, or by Third Parties, that describe or relate to the functional, operational, or performance capabilities of the Software regardless of whether such materials be in written, printed, electronic or other format, and all of which shall be consistent, in both form and substance, with Consortium Member’s quality management system standards, industry standard for software documentation and be generally acceptable to Contractor’s North American customers.

2.                                       Licenses.

(a)                                  Software License. Each Consortium Member hereby grants to Permitted Users [**] right and license to use the Software on the Hardware for Permitted Use.  [**]  Without limiting the foregoing, the license granted herein shall include the specific rights to:

(i)                                     [**]

(ii)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(iii)                               [**]

(b)                                 Software License Restrictions. Except as may be otherwise provided herein or in a subsequent written agreement with the applicable Consortium Member or with an owner or licensor of any Third-Party Software:

(i)                                     [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

(ii)                                  [**]

(c)                                  Software Documentation Use and Restrictions. Contractor hereby grants to Owner [**] right and license to reproduce and distribute to Permitted Users Software Documentation for Permitted Use.   For Third-Party Software license agreements not previously executed prior to the date of the Agreement, the applicable Consortium Member agrees [**].

(d)                                 [**]

(e)                                  Other Computer Programs. Nothing in the Agreement shall prohibit Owner from using the Equipment to run computer programs other than the Software or from using the Equipment for purposes other than operation of the Facility, it being understood that Contractor shall not be responsible for any failure of the Software or Equipment as a result of such activities, or from loading such computer programs on, or removing such computer programs from, the Facility.

3.                                       Delivery, Installation and Acceptance of the Software. The applicable Consortium Member shall deliver, install and test the Software and Configuration Data, and Owner shall accept the Software and Configuration Data, in accordance with the Project Schedule.

4.                                       Representations and Warranties. Contractor represents and warrants the following:

(a)                                  Licensing Rights. The applicable Consortium Member owns [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(b)                                 Software Performance. For the Equipment Warranty time period specified in section 14.1(a)(ii) of the Agreement, after the Substantial Completion of each Unit (the “Software Warranty Period”) the Software and Configuration Data for that Unit shall: [**]

(c)                                  Media. The media on which the Software, Configuration Data and Software Documentation are recorded shall be free from defects in material and workmanship for the Software Warranty Period set forth in (b) above. [**]

(d)                                 [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

5.                                       Intellectual Property Indemnity. (a)  [**]

(b)                                 [**]

(c)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

6.                                       Proprietary Rights.

(a)                                  Except for the licenses granted herein, [**]

(b)                                 All rights, title and interests in and to [**]

(c)                                  All rights, title and interests in and to any Application Software developed by Contractor or at Contractor’s written instruction for Owner during the performance of the Agreement [**].

(d)                                 To the extent there are any conflicts between any of the provisions of this Article 6 of Exhibit M-1 and Article 19 of the Agreement, the provisions of this Article 6 shall take precedence.

7.                                       [**].  (a) [**]

(b)                                 [**]

(c)                                  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(d)                                 [**]

8.                                       Bankruptcy Section 365(n). Contractor acknowledges and agrees that this Software License creates no presumption that Contractor or any trustee or other fiduciary of Contractor entitled to reject or terminate this Software License under applicable Law.  Contractor acknowledges that if Contractor as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects this Software License, Owner may elect to retain its rights under this Software License as provided in Section 365(n) of the United States Bankruptcy Code.  Upon written request of Owner to Contractor or the Bankruptcy Trustee, Contractor or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this Software License, including without limitation, the right to use or make available the Software and Documentation.

9.                                       Assignment.  Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Contractor or any third party to assign, any and all of its rights under this Software License to any party in connection with any transfer of ownership or control of the Facility. Notwithstanding the above, assignments rights for Third-Party Software shall be subject to the terms of the associated Third-Party Software license.  Any assignment or transfer in violation of this License Agreement will be null and void.  This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority
By:
Name:
Title:

STONE & WEBSTER, INC.	WESTINGHOUSE ELECTRIC COMPANY LLC

By:	By:
Name:	Name:
Title:	Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT M-2
AP1000 Intellectual Property License (WEC)

This intellectual property license agreement (this “License Agreement”) is entered into as of the            day of May, 2008, by and between South Carolina Electric & Gas Company (“SCE&G”), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina (“Santee Cooper”) pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated                     , 2008, and WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania (“Westinghouse”).

1.                                       Definitions. For purposes of this License Agreement, the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Engineering, Procurement and Construction Agreement between South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority, and a consortium consisting of Westinghouse and Stone & Webster, Inc., dated as of the date hereof (the “Agreement”). Except where the context otherwise requires, Westinghouse and Stone & Webster, Inc. hereinafter are individually referred to as a “Consortium Member” and collectively as “Contractor”.

(a)                                  “Facility” or “Unit” shall refer to the Facility or a Unit of the Facility as defined in the Agreement.

(b)                                 “Intellectual Property Rights” shall mean any and all intellectual or industrial property rights owned by Westinghouse, or which Westinghouse has the rights to transfer, sublicense or pass through, related to the Facility Documentation necessary for a Qualified Entity to utilize the Facility Documentation for Unit Completion Purposes, including, without limitation, [**]  Intellectual Property Rights shall not include the right to: (i) sue for infringement or (ii) sublicense or sell except as expressly permitted in this License Agreement, including, without limitation, under Sections 2(c) and 8, or (iii) reproduce Facility Documentation that is subject to licensing restrictions.

(c)                                  “Qualified Entity” shall mean a contractor, supplier or other entity that has ,as recognized in the nuclear industry,  the  capability and experience to design and construct a nuclear power plant and that has entered into a confidentiality agreement that complies with the applicable requirements under Section 2 (c).

(d)                                 “M-2 Triggering Event” shall mean the occurrence of one or more of the events described under Section 22.2(a) and the subsequent termination of the Agreement.

(e)                                  “Unit Completion Purposes” means solely for purposes of Facility (and associated simulator) including, without limitation, [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

2.                                       Licenses.

(a)                                  Intellectual Property License. [**]

(b)                                 Third Party Facility Documentation.  Facility Documentation licensed by Westinghouse from Subcontractors or third parties shall be licensed on a pass-through or sublicensing basis.  Such transactions may be subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements.

(c)                                  Sublicense Rights.  Owner may sublicense the Facility Documentation and the Intellectual Property Rights therein to one or more Qualified Entities solely for Unit Completion Purposes; provided, however, that Owner agrees not to grant any such sublicense unless at some time after the issuance of a Full Notice to Proceed but prior to achieving Substantial Completion, a M-2 Triggering Event occurs, and provided further, however, that prior to entering into each such sublicense and prior to disclosure of Facility Documentation to any Qualified Entity, Owner shall notify Westinghouse of the identity of the Qualified Entity and the Qualified Entity shall enter into a confidentiality agreement largely in conformance with the Proprietary Data Agreement set forth in Exhibit O-1 to the Agreement.   Any sublicense shall be in writing and shall identify Westinghouse as the owner or licensee of the Facility Documentation, as applicable. A fully executed copy of such sublicense shall be provided to Westinghouse.   Owner agrees that neither it nor any of its employees, agents and/or others over which it has control shall disclose any Facility Documentation to any third party, except as may be otherwise expressly allowed by this License Agreement or provided in the Agreement or applicable confidentiality or non-disclosure agreement.

(d)                                 Improvements. Westinghouse, to the extent required for Owner to make changes, modifications, enhancements and improvements, grants Owner the right to make changes, modifications, enhancements, and improvements to the Facility Documentation and the Intellectual Property Rights therein, and to create derivative works of the foregoing (collectively referred to as “Improvements”), and to use such Improvements solely for Unit Completion Purposes.  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]  For the avoidance of doubt, this paragraph is not intended to assign or transfer ownership or otherwise give up any right in and to the Facility Documentation or the Intellectual Property Rights therein that may be incorporated into or used in conjunction with the Improvements or to permit Owner or any other Third Party to use Facility Documentation except as provided for in this License Agreement.

(e)                                  Documentation.  Upon Owner’s request at any time after the occurrence of an M-2 Triggering Event, Westinghouse shall provide to Owner, at reasonable copying and delivery cost to Owner [**]  Upon Westinghouse’s written request and the execution of the right and license contemplated under (d) above, Owner agrees to provide Westinghouse a copy of any manuals and like materials created and used by Owner with respect to the Improvements and any know how related to the Improvements.

3.                                       Representations and Warranties. Westinghouse represents and warrants that Westinghouse owns all rights, title and interest (or otherwise has the necessary rights to transfer and/or grant the rights provided for herein) in the Facility Documentation and the Intellectual Property Rights therein that are in existence on the date hereof [**]

4.                                       Intellectual Property Indemnity.  (a)  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(b)                                 Westinghouse shall not compromise or settle any claim, action, suit or proceeding in which an Owner is named without Owner’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld, unless such settlement provides for the payment of money only by Westinghouse and provides for a full, complete and unconditional release of Owner and each Qualified Entity.

(c)                                  [**]

(d)                                 Owner hereby releases and agrees to defend and indemnify Westinghouse and its Subcontractors from and against any and all third party (“third party” not to include any Subcontractor, Consortium Member or other third party to whose Facility Documentation and Intellectual Property Rights therein Owner is granted a license and right under Section 2(a)) claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Westinghouse or its Subcontractors that (i) any Improvement as used by Owner or any Qualified Entity, or (ii) any use by Owner or any Qualified Entity of the Facility Documentation in a manner not contemplated by this License Agreement, results in an infringement, or claim of infringement, of any patent, trademark, copyright or other third party intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Owner is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding.

EXCEPT AS PROVIDED ABOVE, WESTINGHOUSE MAKES NO WARRANTIES AND OWNER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO THE FACILITY DOCUMENTATION OR THIS INTELLECTUAL PROPERTY LICENSE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

OWNER MAKES NO WARRANTIES AND WESTINGHOUSE HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO ANY AND ALL IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

THIS IS AN EXCLUSIVE STATEMENT RELATING TO FACILITY DOCUMENTATION AND THE INTELLECTUAL PROPERTY RIGHTS THEREIN AND IMPROVEMENTS RIGHTS PURSUANT TO THIS LICENSE AGREEMENT AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.

5.                                       Proprietary Rights.  (a)                        Except for the licenses granted herein, all rights, title and interests in and to the Facility Documentation and Intellectual Property Rights therein shall remain exclusively with Westinghouse or it licensors.

(b)                                 All rights title and interests in and to any new material subject to patent, trade secret, or copyright protection added to the Facility Documentation or the Intellectual Property Rights therein by or on behalf of the Owner [**] right and license to use such new material added to the Facility Documentation solely in support of the Facility.

(c)                                  To the extent there are any conflicts between any of the provisions of this License Agreement and Article 19 of the Agreement, the provisions of this License Agreement shall control.

6.                                       [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

7.                                       Bankruptcy Section 365(n). Westinghouse acknowledges and agrees that this License Agreement creates no presumption that Westinghouse or any trustee or other fiduciary of Westinghouse is entitled to reject or terminate the Agreement or this License Agreement under applicable Law.  Westinghouse acknowledges that if Westinghouse as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects the Agreement or this License Agreement, Owner may elect to retain its rights under this License Agreement as provided in Section 365(n) of the United States Bankruptcy Code.  Upon written request of Owner to Westinghouse or the Bankruptcy Trustee, Westinghouse or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this License Agreement, including without limitation, the right to use or make available the Facility Documentation and the Intellectual Property Rights therein.

8.                                       Assignment.  Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Westinghouse or any third party to assign or otherwise transfer any and all of its rights under this License Agreement to any party in connection with any assignment, sale or transfer of the Facility or any Unit or of control of the Facility or a Unit. Assignment of Third Party Intellectual Property shall be governed by the terms of the applicable Third Party license.  Any assignment or transfer in violation of this License Agreement will be null and void.  This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

9.                                       Subsequent to Substantial Completion.  Notwithstanding any other provision of this License Agreement, this License Agreement shall terminate upon the equivalent of [**] and at all times subsequent to the equivalent of [**] all Facility Documentation and Intellectual Property Rights therein provided or otherwise made available to Owner under this License Agreement, shall, subject to the exceptions contained in the definition of the term Proprietary Data, be deemed Proprietary Data (unless otherwise denoted in writing as agreed to by the parties) and Owner shall have the rights and obligations with respect thereto as set forth in Article 19 of the Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority

By:
Name:
Title:

WESTINGHOUSE ELECTRIC COMPANY LLC

By:
Name:
Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT M-3
AP1000 Intellectual Property License (S&W)

This intellectual property agreement (this “License Agreement”) is entered into as of the            day of May, 2008, by and between South Carolina Electric & Gas Company (“SCE&G”), for itself and as agent for the South Carolina Public Service Authority, a body corporate and politic created by the laws of South Carolina (“Santee Cooper”) pursuant to the Limited Agency Agreement between SCE&G and Santee Cooper dated                     , 2008, and STONE & WEBSTER, INC., a Louisiana corporation having a place of business in Charlotte, North Carolina (“Stone & Webster”).

1.             Definitions. For purposes of this License Agreement, the terms listed below shall have the meanings indicated beside them. Capitalized terms not otherwise defined below shall have the meanings ascribed to them in the Engineering, Procurement and Construction Agreement between South Carolina Electric & Gas Company, for itself and as agent for the South Carolina Public Service Authority, and a consortium consisting of Westinghouse Electric Company LLC and Stone & Webster, dated as of the date hereof (the “Agreement”). Except where the context otherwise requires, Westinghouse Electric Company LLC and Stone & Webster hereinafter are individually referred to as a “Consortium Member” and collectively as “Contractor”.

(a)           “Facility” or “Unit” shall refer to the Facility or a Unit of the Facility as defined in the Agreement.

(b)           “Intellectual Property Rights” shall mean any and all intellectual or industrial property rights owned by Stone & Webster, or which Stone & Webster has the rights to transfer, sublicense or pass through, related to the Facility Documentation necessary for a Qualified Entity to utilize the Facility Documentation for Unit Completion Purposes, including, without limitation, [**]  Intellectual Property Rights shall not include the right to: (i) sue for infringement or (ii) sublicense or sell except as expressly permitted in this License Agreement, including, without limitation, under Sections 2(c) and 8, or (iii) reproduce Facility Documentation that is subject to licensing restrictions.

(c)          “Qualified Entity” shall mean a contractor, supplier or other entity that has ,as recognized in the nuclear industry, the capability and experience to design and construct a nuclear power plant and that has entered into a confidentiality agreement that complies with the applicable requirements under Section 2 (c).

(d)           “M-3 Triggering Event” shall mean the occurrence of one or more of the events described under Section 22.2(a) and the subsequent termination of the Agreement.

(e)           “Unit Completion Purposes” means solely for purposes of Facility (and associated simulator) including, without limitation, [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

2.            Licenses.

(a)           Intellectual Property License. [**]

(b)           Third Party Facility Documentation.  Facility Documentation licensed by Stone & Webster from Subcontractors or third parties shall be licensed on a pass-through or sublicensing basis.  Such transactions may be subject to the separate contractual or license agreements and limitations on copying and use, and Owner agrees to and shall be bound by the terms of any such third-party contractual or license agreements.

(c)           Sublicense Rights.  Owner may sublicense the Facility Documentation and the Intellectual Property Rights therein to one or more Qualified Entities solely for Unit Completion Purposes; provided, however, that Owner agrees not to grant any such sublicense unless at some time after the issuance of a Full Notice to Proceed but prior to achieving Substantial Completion, a M-3 Triggering Event occurs, and provided further, however, that prior to entering into each such sublicense and prior to disclosure of Facility Documentation to any Qualified Entity, Owner shall notify Stone & Webster of the identity of the Qualified Entity and the Qualified Entity shall enter into a confidentiality agreement largely in conformance with the Proprietary Data Agreement set forth in Exhibit O-1 to the Agreement.  Any sublicense shall be in writing and shall identify Stone & Webster as the owner or licensee of the Facility Documentation, as applicable. A fully executed copy of such sublicense shall be provided to Stone & Webster.  Owner agrees that neither it nor any of its employees, agents and/or others over which it has control shall disclose any Facility Documentation to any third party, except as may be otherwise expressly allowed by this License Agreement or provided in the Agreement or applicable confidentiality or non-disclosure agreement.

(d)           Improvements. Stone & Webster, to the extent required for Owner to make changes, modifications, enhancements and improvements, grants Owner the right to make changes, modifications, enhancements, and improvements to the Facility Documentation and the Intellectual Property Rights therein, and to create derivative works of the foregoing (collectively referred to as “Improvements”), and to use such Improvements solely for Unit Completion Purposes.  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]  For the avoidance of doubt, this paragraph is not intended to assign or transfer ownership or otherwise give up any right in and to the Facility Documentation or the Intellectual Property Rights therein that may be incorporated into or used in conjunction with the Improvements or to permit Owner or any other Third Party to use Facility Documentation except as provided for in this License Agreement.

(e)           Documentation.  Upon Owner’s request at any time after the occurrence of an M-3 Triggering Event, Stone & Webster shall provide to Owner, at reasonable copying and delivery cost to Owner [**].  Upon Stone & Webster’s written request and the execution of the right and license contemplated under (d) above, Owner agrees to provide Stone & Webster a copy of any manuals and like materials created and used by Owner with respect to the Improvements and any know how related to the Improvements.

3.             Representations and Warranties. Stone & Webster represents and warrants that Stone & Webster owns all rights, title and interest (or otherwise has the necessary rights to transfer and/or grant the rights provided for herein) in the Facility Documentation and the Intellectual Property Rights therein that are in existence on the date hereof [**].

4.             Intellectual Property Indemnity.  (a)  [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**]

(b)           Stone & Webster shall not compromise or settle any claim, action, suit or proceeding in which an Owner is named without Owner’s prior written consent, which consent shall not be unreasonably conditioned, delayed or withheld, unless such settlement provides for the payment of money only by Stone & Webster and provides for a full, complete and unconditional release of Owner and each Qualified Entity.

(c)           [**]

(d)           Owner hereby releases and agrees to defend and indemnify Stone & Webster and its Subcontractors from and against any and all third party (“third party” not to include any Subcontractor, Consortium Member or other third party to whose Facility Documentation and Intellectual Property Rights therein Owner is granted a license and right under Section 2(a)) claims, demands, costs, suits, actions, proceedings, fines and penalties (and interest thereon) brought against Stone & Webster or its Subcontractors that (i) any Improvement as used by Owner or any Qualified Entity, or (ii) any use by Owner or any Qualified Entity of the Facility Documentation in a manner not contemplated by this License Agreement, results in an infringement, or claim of infringement, of any patent, trademark, copyright or other third party intellectual property right, or any other similar intellectual property protection enforceable in the United States, Canada, or a European Union country, if Owner is notified promptly in writing and given authority, information, and assistance for the defense of any such suit or proceeding.

EXCEPT AS PROVIDED ABOVE, STONE & WEBSTER MAKES NO WARRANTIES AND OWNER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO THE FACILITY DOCUMENTATION OR THIS INTELLECTUAL PROPERTY LICENSE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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OWNER MAKES NO WARRANTIES AND STONE & WEBSTER HEREBY WAIVES ANY CLAIM FOR LIABILITY AND ANY EXPRESS OR IMPLIED WARRANTY OF ANY KIND RELATED TO ANY AND ALL IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OR NON-INFRINGEMENT.

THIS IS AN EXCLUSIVE STATEMENT RELATING TO FACILITY DOCUMENTATION AND THE INTELLECTUAL PROPERTY RIGHTS THEREIN AND IMPROVEMENTS RIGHTS PURSUANT TO THIS LICENSE AGREEMENT AND ALL THE REMEDIES OF THE PARTIES RELATING THERETO.

5.            Proprietary Rights.  (a)         Except for the licenses granted herein, all rights, title and interests in and to the Facility Documentation and Intellectual Property Rights therein shall remain exclusively with Stone & Webster or it licensors.

(b)           All rights title and interests in and to any new material subject to patent, trade secret, or copyright protection added to the Facility Documentation or the Intellectual Property Rights therein by or on behalf of the Owner [**].  Owner hereby grants Contractor a [**] right and license to use such new material added to the Facility Documentation solely in support of the Facility.

(c)           To the extent there are any conflicts between any of the provisions of this License Agreement and Article 19 of the Agreement, the provisions of this License Agreement shall control.

6.            [**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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7.             Bankruptcy Section 365(n). Stone & Webster acknowledges and agrees that this License Agreement creates no presumption that Stone & Webster or any trustee or other fiduciary of Stone & Webster is entitled to reject or terminate the Agreement or this License Agreement under applicable Law.  Stone & Webster acknowledges that if Stone & Webster as a debtor in possession or a trustee in Bankruptcy (“Bankruptcy Trustee”) in a case under the United States Bankruptcy Code rejects the Agreement or this License Agreement, Owner may elect to retain its rights under this License Agreement as provided in Section 365(n) of the United States Bankruptcy Code.  Upon written request of Owner to Stone & Webster or the Bankruptcy Trustee, Stone & Webster or such Bankruptcy Trustee shall not interfere with the rights of Owner as provided in this License Agreement, including without limitation, the right to use or make available the Facility Documentation and the Intellectual Property Rights therein.

8.             Assignment.  Neither Party will be entitled (in whole or in part) to assign this License Agreement or its rights hereunder or to delegate or subcontract its obligations hereunder without the express written consent of the other Party hereto; provided, however, that Owner shall have the right without the consent of Stone & Webster or any third party to assign or otherwise transfer any and all of its rights under this License Agreement to any party in connection with any assignment, sale or transfer of the Facility or any Unit or of control of the Facility or a Unit. Assignment of Third Party Intellectual Property shall be governed by the terms of the applicable Third Party license.  Any assignment or transfer in violation of this License Agreement will be null and void.  This License Agreement and the rights and obligations of either Party hereto will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

9.             Subsequent to Substantial Completion.  Notwithstanding any other provision of this License Agreement, this License Agreement shall terminate upon the equivalent of [**] and at all times subsequent to the equivalent of [**] all Facility Documentation and Intellectual Property Rights therein provided or otherwise made available to Owner under this License Agreement, shall, subject to the exceptions contained in the definition of the term Proprietary Data, be deemed Proprietary Data (unless otherwise denoted in writing as agreed to by the parties) and Owner shall have the rights and obligations with respect thereto as set forth in Article 19 of the Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the Parties have duly executed this License Agreement as of the date first above written.

SOUTH CAROLINA ELECTRIC & GAS COMPANY, for itself and as agent for South Carolina Public Service Authority

By:
Name:
Title:

STONE & WEBSTER, INC.

By:
Name:
Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBIT N

Industry Codes And Standards

Introduction	3
Codes and Standards
ACI - American Concrete Institute	5
AISC - American Institute of Steel Construction	5
AISI - American Iron and Steel Institute	5
AMCA - Air Movement and Control Association, Inc.	5
ANS – American Nuclear Society	6
ANSI – American National Standards Institute	7
API – American Petroleum Institute	9
ARI – Air Conditioning and Refrigeration Institute	9
ASCE – American Society of Civil Engineers	10
ASHRAE – American Society of Heating, Refrigeration, and Air Conditioning Engineers	10
ASME – American Society of Mechanical Engineers	10
ASTM – American Society of Testing and Materials	14
AWS – American Welding Society	15
AWWA – American Water Works Association	15
CMAA – Crane Manufacturers Association of America	15
FEMA – Federal Emergency Management Agency	16
IEEE – Institute of Electrical and Electronics Engineers	16
ISA – Instrumentation, Systems and Automation Society	20
MIL – Military Standards and Specifications	20
NEMA – National Electrical Manufacturers Association	20
NFPA – National Fire Protection Association	20
SMACNA – Sheet Metal and Air Conditioning Contractors National Association	22
UBC – Uniform Building Code	22
UL – Underwriters Laboratories, Inc.	22

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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AP1000 Nuclear Power Plant Codes and Standards Introduction

This document provides the listing of industry codes and standards that are applicable to the AP1000 Nuclear Power Plant design (the “Industry Codes and Standards”). The attached listing of the Industry Codes and Standards is derived from the AP1000 Design Certification Document (DCD). This list therefore is a listing of codes and standards that the AP1000 Nuclear Power Plant design is committed to by the licensing process. The revision or date of each code and standard is also included in the attached table.  For codes and standards that were provided in the DCD without revision or date, the revision or date in effect, March 2002 (submittal date of the AP1000 Nuclear Power Plant design to NRC) was used.  The revisions reflect the DCD licensing commitment. Changes to the standard or revision may require a licensing submittal by the Owner. Contractor will notify Owner of any proposed changes to the listing of Industry Codes and Standards to ensure that they are reflected in future licensing submittals.

Except as provided below, regarding ASME application, the edition and addenda of the ASME code applied in the design and manufacture of each component is the edition and addenda established by the requirements of the DCD. The use of editions and addenda issued subsequent to the DCD is permitted, however any change to ASME code edition will require NRC approval. In the event the DCD does not specify the edition and addenda of the code applicable to an activity required under the Agreement, the activity will be performed in compliance with the code edition and addenda required under 10 CFR 50.55a. The baseline used for the evaluations done to support this Design Control Document and the DCD is the 1998 Edition, 2000 Addenda, except as follows:

The 1989 Edition, 1989 Addenda is used for Articles NB-3200 (Design by Analysis), NB-3600, NC-3600, and ND-3600 (Piping Design) in lieu of later editions and addenda.

Guidance for ASME code year and addenda to use in mechanical equipment and valve specifications:

CASE 1: ASME Section III Safety Related Equipment in Support of the Design Certification

If the principal construction code for the equipment is ASME Section III as defined in Table 3.2-3 of the DCD, then the year and addenda shall be in accordance with paragraphs 5.2.1.1 and 6.1.1 of the DCD (i.e., 1998 year with 2000 addenda), except as follows:

“The 1989 Edition, 1989 Addenda is used for Articles NB-3200 (Design by Analysis), NB-3600, NC-3600, and ND-3600 (Piping Design) in lieu of later editions and addenda.”

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Any other ASME BP&V Code Sections listed within the equipment specification for this equipment (e.g., II, V, IX, and XI) shall have the same 1998 year and 2000 addenda.

In addition to AP1000 Nuclear Power Plant codes A, B, and C, the above applies to code D non-safety equipment being built to ASME Section III as the principal construction code defined in Table 3.2-3 of the DCD.

CASE 2: Non-ASME Section III Equipment (Non-Safety Related Equipment)

If the equipment principal construction code is ASME but NOT Section III as defined in Table 3.2-3 in the DCD (e.g., ASME Section VIII for pressure tanks/vessels), then the ASME 2001 year and 2003 addenda shall be used, unless otherwise specified in the DCD.  ASME Section III will NOT be included in the specifications and standards list in the equipment specification.

If any other ASME Sections are listed within the equipment specification (e.g., ASME Section IX for welding requirements), then the 2001 year with 2003 addenda shall be used for them as well.

Additional codes and standards may be applied to the final AP1000 Nuclear Power Plant design at the sole discretion of Contractor. These additional codes and standards will then be requirements for the AP1000 Nuclear Power Plant design, however they will not be required by licensing and therefore the date and application is subject to change as determined by Contractor in its sole discretion.

The attached table, Table 1, only list industry codes and standards.  Regulatory standards (Regulatory Guides, NUREGs, etc.) are not included in the attachment; these standards are referenced in the DCD.

Table 2 identifies codes and standards that are not included in the Licensing Basis but are pertinent to the Facility.  Since they are not included as part of the Licensing Basis, revisions may be used as determined by Contractor in its sole discretion.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ACI - American Concrete Institute

ACI 117, “Standard Specification for Tolerances for Concrete Construction and Materials,” 1990	3.8

ACI 211.1, “Standard Practice for Selecting Proportions for Normal, Heavy Weight, and Mass Concrete,” 1991	3.8

ACI 304R, “Guide for Measuring, Mixing, Transporting, and Placing Concrete,” 2000	3.8

ACI 318, “Building Code Requirements for Reinforced Concrete,” 2002	2.5

ACI 349.3R, “Evaluation of Existing Nuclear Safety-Related Concrete Structures,” 1996	3.8

ACI 349, “Code Requirements for Nuclear Safety Related Concrete Structures,” 2001	1A, 3.8, 3H

AISC - American Institute of Steel Construction

AISC N690, “Specification for the Design, Fabrication, and Erection of Steel Safety-Related Structures for Nuclear Facilities,” 1994	3A, 3F, 3H

AISC S335, “Specification for Structural Steel Buildings, Allowable Stress Design and Plastic Design,” 1989	3.3

Seismic Provisions for Structural Steel Buildings, American Institute of Steel Construction, April 1977 including Supplement 2, November 2000	3.7

AISI - American Iron and Steel Institute

AISI, “Specification for the Design of Cold Formed Steel Structural Members,” 1996 Edition and Supplement No. 1, July 30, 1999	3A, 3F

AMCA - Air Movement and Control Association, Inc.

AMCA 210, “Laboratory Method of Testing Fans for Rotating Purposes,” 1985	9.4

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

AMCA 211, “Certified Ratings Program Air Performance,” 1987	9.4

AMCA 300, “Reverberant Room Method for Sound Testing of Fans,” 1985	9.4

AMCA 500, “Test Method for Louvers, Dampers, and Shutters,”1989	9.4

ANS – American Nuclear Society

ANS 5.1, “Decay Heat Power in Light Water Reactors,” 1994	5.4

ANS 5.1, “Decay Heat Power in Light Water Reactor,” 1979	1.9, 15.2

ANS 5.4, “American National Standard Method for Calculating the Fractional Release of Volatile Fission Products From Oxide Fuel,” 1982	1A

ANS 6.1, “Guidelines on the Nuclear Analysis and Design of Concrete Radiation Shielding for Nuclear Power Plants,” 1989	12.3

ANS 6.4, “Guidelines on the Nuclear Analysis and Design of Concrete Radiation Shielding for Nuclear Power Plants,” 1997	1A, 12.3

ANS 15.8, “Nuclear Material Control Systems for Nuclear Power Plants,” 1974	13

ANS 18.1, “Radioactive Source Term for Normal Operation of Light Water Reactors,” 1999	1A, 11.1

ANS 51.1, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1983	3.2, 3.9, 5.4, 9.3

ANS 55.6, “Liquid Radioactive Waste Processing Systems for Light Water Reactor Plants,” 1993	11.2

ANS 56.2, “Containment Isolation Provisions for Fluid Systems,” 1984	1A

ANS 56.11, “Design Criteria for Protection Against the Effects of Compartment Flooding in Light Water Reactor Plants,” 1988	3.4

ANS 57.1, “Design Requirements for Light Water Reactor Fuel Handling Systems,” 1992	9.1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ANS 57.2, “Design Requirements for Light Water Reactor Spent Fuel Storage Facilities at Nuclear Power Plants,” 1983	4.3, 9.1

ANS 57.3, “Design Requirements for New Fuel Storage Facilities at LWR Plants,” 1983	4.3

ANS 58.2, “Design Bases for Protection of Light Water Nuclear Power Plants Against Effects of Postulated Pipe Rupture,” 1988	3.6

ANS 58.8, “Time Response Design Criteria for Nuclear Safety Related Operator Actions,” 1984	1.9

ANS C-2, “National Electrical Safety Codes,” 1997	8.2

ANSI – American National Standards Institute

ANSI 16.1, “Nuclear Criticality Safety in Operations with Fissionable Materials Outside Reactors,” 1975	9.1

ANSI 56.5, “PWR and BWR Containment Spray System Design Criteria,” 1979	1.9

ANSI 56.8, “Containment System Leakage Testing Requirements,” 1994	6.2

ANSI 58.6, “Criteria for Remote Shutdown for Light Water Reactors,” 1996	7.4

ANSI B16.34, “Valves – Flanged and Buttwelding End,” 1996	3.2

ANSI B16.41, “Functional Operational Requirement for Power Operated Valves,” 1983	1.9

ANSI B30.2, “Overhead and Gantry Cranes,” 1990	9.1

ANSI B30.9, “Slings,” 1996	9.1

ANSI B31.1, “Power Piping, ASME Code for Pressure Piping,” 1989	3.2, 3.6, 9.2

ANSI B96.1, “Welded Aluminum-Alloy Storage Tanks,” 1981	3.2

ANSI HFS-100, “American Standard for Human Factors Engineering of Visual Display Terminal Workstations,” 1988	18.8

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ANSI N14.6, “Special Lifting Devices for Shipping Containers Weighing 10,000 pounds (4500 kg) or More,” 1993	3.9, 9.1

ANSI N16.1, “Nuclear Criticality Safety in Operations with Fissionable Materials Outside Reactors,” 1975	9.1

ANSI N16.9, “Validation of Calculational Methods for Nuclear Criticality Safety,” 1975	9.1

ANSI N18.2, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1973	15.0

ANSI N18.2a, “Nuclear Safety Criteria for the Design of Stationary Pressurized Water Reactor Plants,” 1975.	3.2

ANSI N101.6, “Atomic Industry Facility Design, Construction, and Operation Criteria,” 1972	1A

ANSI N210, “Design Objectives for Light Water Reactor Spent Fuel Storage Facilities at Nuclear Power Stations,” 1976	9.1

ANSI N237, “Source Term Specification,” 1976	1A

ANSI N271, “Containment Isolation Provisions for Fluid Systems,” 1976	1A

ANSI N278.1, “Self-Operated and Power-Operated Safety-Relief Valves Functional Specification Standard,” 1975	5.4

API – American Petroleum Institute

API 610, “Centrifugal Pumps for General Refinery Services,” 1981	3.2

API-620, “Recommended Rules for Design and Construction of Large, Welded, Low-Pressure Storage Tanks,” Revision 1, April 1985.	3.2

API-650, “Welded Steel Tanks for Oil Storage,” Revision 1, February 1984.	3.2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ARI 410, “Forced Circulation Air Cooling and Air Heating Coils”, 1991	9.4

ARI – Air Conditioning and Refrigeration Institute

ARI 620, “Self-Contained Humidifiers for Residential Applications,” 1996	9.4

ASCE – American Society of Civil Engineers

ASCE 4, “Seismic Analysis of Safety-Related Nuclear Structures and Commentary,” 1989	3.7

ASCE 7, “Minimum Design Loads for Buildings and Other Structures,” 1998	3.7

ASCE 8, “Specification for the Design of Cold Formed Stainless Steel Structural Members,” 1990	6.2

ASCE Paper No. 3269 “Wind Forces on Structures” Transactions of the American Society of Civil Engineers, Vol. 126, Part II (1961)	3

ASHRAE – American Society of Heating, Refrigeration, and Air Conditioning Engineers

ASHRAE 33, “Methods of Testing for Rating Forced Circulation Air Cooling and Air Heating Coils,” 1978	9.4

ASHRAE 52.1 “Gravimetric and Dust Spot Procedures for Testing Air-Cleaning Devices Used in General Ventilation for Removing Particulate Matter,” 1992	9.4

ASHRAE 62, “Ventilation for Acceptable Indoor Air Quality,” 1999	9.4

ASHRAE 62, “Ventilation for Acceptable Indoor Air Quality,” 1989	6.4

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ASHRAE 126, “Method of Testing HVAC Air Ducts,” 2000	9.4

ASME — American Society of Mechanical Engineers

ASME OM Code, “Code for Operation and Maintenance of Nuclear Power Plants,” 1995 Edition, 1996 Addenda	3.9

ASME/ANSI AG-1, “Code on Nuclear Air and Gas Treatment,” 1997	1A, 3.2, 3A, 9.4

ASME B16.34, “Valves — Flanged and Buttwelding End,” 1996	5.4

ASME B30.2, “Overhead & Gantry Cranes,” 1990	9.1

ASME B31.1, “Code for Power Piping,” 1989 Edition, 1989 Addenda	5.2

ASME Boiler and Pressure Vessel Code, Section II, “Metal Specifications”, 1989 Edition, 1989Addenda, (Class 1, 2, 3 Piping and Components)	5.2, 5.4

ASME Boiler and Pressure Vessel Code, Section III, Rules for Construction of Nuclear Power Plant Components, (The baseline used for the evaluations done to support this safety analysis report and the Design Certification is the 1998 Edition, 2000 Addenda, except as follows: the 1989 Edition, 1989 Addenda is used for Articles NB-3200, NB-3600, NC-3600, and ND-3600 in lieu of later editions and addenda.), (Class 1, 2, 3 Piping and Components)

3.9, 5.2, 5.3, 5.4

Code Case N-4-11, “Special Type 403 Modified Forgings or Bars, Section III, Division 1, Class 1 and Class CS”	5.2

Code Case N-20-4, “SB-163 Nickel-Chromium-Iron Tubing (Alloys 600 and 690) and Nickel-Iron-Chromium Alloy 800 at a Specified Minimum Yield Strength of 40.0 ksi and Cold Worked Alloy 800 at Yield Strength of 47.0 ksi, Section III, Division 1, Class 1”	5.2

Code Case N-60-5, “Material for Core Support Structures, Section III, Division 1”	5.2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

Code Case N-71-18, “ Additional Material for Subsection NF, Class 1, 2, 3 and MC Component Supports Fabricated by Welding, Section III Division 1”	5.2

Code Case N-122-2 “Stress Indices for Integral Structural Attachments Section III, Division 1, Class 1” 1994	5.2

Code Case N-249-14, “Additional Materials for Subsection NF, Class 1, 2, 3, and MC Supports Fabricated Without Welding, Section III, Division 1”	5.2

Code Case N-284-1, “Metal Containment Shell Buckling Design Methods, Section III, Division 1 Class MC”	5.2

Code Case N-318-5, “Procedure for Evaluation of the Design of Rectangular Cross Section Attachments on Class 2 or 3 Piping Section III, Division”	5.2

Code Case N-391-2, “Procedure for Evaluation of the Design of Hollow Circular Cross Section Welded Attachments on Class 1 Piping Section III, Division 1”	5.2

Code Case N-319-3, “Procedure for Evaluation of Stresses in Butt Welding Elbows in Class 1 Piping, Section III, Division 1”	5.2

Code Case N-392-3, “Procedure for Valuation of the Design of Hollow Circular Cross Section Welded Attachments on Class 2 and 3 Piping Section III, Division 1”	5.2

Code Case-N-474-2, “Design Stress Intensities and Yield Strength Values for UNS06690 With a Minimum Yield Strength of 35 ksi, Class 1 Components, Section III, Division 1”	5.2

ASME Boiler and Pressure Vessel Code, Section IV, “Non-destructive Examination,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ASME Boiler and Pressure Vessel Code, Section V, “Non-destructive Examination,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.4

ASME Boiler and Pressure Vessel Code, Section VIII, Division 1, “Pressure Vessels,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2, 9.3

ASME Boiler and Pressure Vessel Code, Section IX, “Welding and Brazing Qualifications,” 1998 Edition, 2000 Addenda, (Class 1, 2, 3 Piping and Components)	5.2

Code Case 2142-1, “F-Number Grouping for Ni-Cr-Fe, Classification UNS N06052 Filler Metal, Section IX”	5.2

Code Case 2143-1, “F-Number Grouping for Ni-Cr-Fe, Classification UNS W86152 Welding Electrode, Section IX”	5.2

ASME Code Section XI (1998 Edition) and mandatory appendices. (Design provisions, in accordance with Section XI, Article IWA-1500, are incorporated in the design processes for Class 1 components.) , (Class 1, 2, 3 Piping and Components)

3.9, 5.2, 5.4

ASME Code Section XI (1996 Edition) Appendix G	5.3

ASME N509 (R1996), “Nuclear Power Plant Air Cleaning Units and Components,” 1989	1A, 3A, 9.4

ASME N510, “Testing of Nuclear Air Cleaning Systems,” 1989	1A, 9.4

ASME NOG-1, “Rules for Construction of Overhead and Gantry Cranes (Top Running Bridge, Multiple Girder),” ASME Code, Section IV, Pt. HWL, 1998.	9.1

ASME NQA-1, “Quality Management System,” 1989 edition through NQA-1b-1991, Addenda (DCD identifies NQA-1 1b 1991 Addenda, however NRC has accepted NQA-1 through NQA-1c-1992, Addenda as acceptable via Reg Guide 1.28. NQA-1-1c-1992 is to be specified to be consistent with the ASME Section III Code and Addenda specified in the DCD.)	17.0

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ASME Performance Test Code 19.11, 1970	10.4

ASTM — American Society of Testing and Materials

ASTM A 580, “Specification for Stainless and Heat-resisting Steel Wire,” 1990	4.2

ASTM A 609, “Standard Specification for Longitudinal Beam Ultrasonic Inspection of Carbon and Low Alloy Steel Castings,” 1991

ASTM A 615, “Deformed and Plain Billet Steel Bars for Concrete Reinforcement,” 2001	3.8

ASTM A 706, “Low Alloy Steel Deformed Bars for Concrete Reinforcement,” 2001	3.8

ASTM A 970, “Specification for Welded Headed Bars for Concrete Reinforcement,” 1998	3.8

ASTM C 33, “Specification for Concrete Aggregates,” 2002	3.8

ASTM C 94, “Specifications for Ready-Mixed Concrete,” 2000	3.8

ASTM C 131, “Resistance to Abrasion of Small Size Coarse Aggregate by Use of the Los Angeles Machine,” 2001	3.8

ASTM C 150, “Specification for Portland Cement,” 2002	3.8

ASTM C 260, “Air Entraining Admixtures for Concrete,” 2001	3.8

ASTM C 311, “Sampling and Testing Fly Ash or Natural Pozzolans for Use as Mineral Admixture in Portland Cement Concrete,” 2002	3.8

ASTM C 494, “Chemical Admixtures for Concrete,” 1999	3.8

ASTM C 535, “Test Method for Resistance to Degradation of Large-Size Coarse Aggregate by Abrasion and Impact in the Los Angeles Machine,” 2001	3.8

ASTM C 618, “Fly Ash and Raw or Calcined Natural Pozzolans for Use in Portland Cement Concrete,” 2001	3.8

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

ASTM D 512, “Chloride Ion in Industrial Water,” 1999	3.8

ASTM D 1888, “Particulate and Dissolved Matter in Industrial Water.”	3.8

ASTM E 142, “Methods for Controlling Quality of Radiographic Testing,” 1986	4.2

ASTM E 165, “Practice for Liquid Penetrant Inspection Method,” 1995	5.4

ASTM E 185, “Standard Practice for Conducting Surveillance Tests for Light-Water Cooled Nuclear Power Reactor Vessels,” 1982	5.3

ASTM E 741, “Standard Test Methods for Determining Air Change in a Single Zone by Means of a Tracer Gas Dilution,” 2000	6.4, 9.4

AWWA — American Water Works Association

AWWA D100, “Welded Steel Tanks for Water Storage,” 1984	3.2

AWS — American Welding Society

AWS D1.1 Structural Welding Code — 2000 - Steel Covers the design, welding and examination of welded structural steel 1/8” and thicker. It allows for both pre-qualified and non prequalified welding procedures. AWS D 1.4-98 Reinforcing Steel Welding Code,	3.8.3.2

CMAA — Crane Manufacturers Association of America

CMAA Specifications, “Specification for Electric Overhead Traveling Cranes,” 1999	9.1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

FEMA — Federal Emergency Management Agency

FEMA 356, “Prestandard and Commentary for the Seismic Rehabilitation of Buildings,” 2000	3.7

IEEE — Institute of Electrical and Electronics Engineers

IEEE Standard 7-4.3.2, “IEEE Standard Criteria for Digital Computers in Safety Systems of Nuclear Power Generating Stations,” 1993	1A, 7.1

IEEE Standard 98, “IEEE Standard for the Preparation of Test Procedures for the Thermal Evaluation of Solid Electrical Insulating Materials,” 1984	3D

IEEE Standard 100, “IEEE Standard Dictionary of Electrical and Electronic Terms,” 1996	3D

IEEE Standard 141, “IEEE Recommended Practice for Electric Power Distribution for Industrial Plants,” (IEEE Red Book), 1993	8.3

IEEE Standard 242, “IEEE Recommended Practice for Protection and Coordination of Industrial and Commercial Power Systems” (IEEE Buff Book), 1986	8.3

IEEE Standard 279, “IEEE Standard Criteria for Protection Systems for Nuclear Power Generating Stations,” 1971	1A

IEEE Standard 281, “IEEE Standard Service Conditions for Power System Communication Equipment,” 1984	9.5

IEEE Standard 308, “IEEE Standard Criteria for Class 1E Power Systems for Nuclear Power Generating Stations,” 1991	1A, 8.1, 8.3

IEEE Standard 317, “IEEE Standard for Electric Penetrations Assemblies in Containment Structures for Nuclear Power Generating Stations,” 1983	1.9, 1A, 8.1, 8.3

IEEE Standard 323, “IEEE Standard for Qualifying Class 1E Equipment for Nuclear Power Generating Stations,” 1974	1.9, 1A, 3.2, 8.1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

IEEE Standard 338, “IEEE Standard Criteria for the Periodic Surveillance Testing of Nuclear Power Generating Stations Safety Systems,” 1987	1.9, 1A, 8.1

IEEE Standard 344, “IEEE Recommended Practice for Seismic Qualification of Class 1E Equipment for Nuclear Power Generating Stations,” 1987	3.2, 3F, 8.1

IEEE Standard 379, “IEEE Standard Application of the Single-Failure Criterion to Nuclear Power Generating Station Safety Systems,” 2000	1A, 8.1

IEEE Standard 381, “IEEE Standard Criteria for Type Test of Class 1E Modules used in Nuclear Power Generating Stations,” 1977	3D

IEEE Standard 382, “IEEE Standard for Qualification of Actuators for Power-Operated Valve Assemblies with Safety-Related Functions for Nuclear Power Plants,” 1996	1A, 8.1

IEEE Standard 383, “IEEE Standard for Type Test of Class 1E Electric Cables, Field Splices, and Connections for Nuclear Power Generating Stations,” 1974	8.1, 9.5

IEEE Standard 384, “IEEE Standard Criteria for Independence of Class 1E Equipment and Circuits,” 1981	1A, 1.9, 8.1, 8.3

IEEE Standard 420, “IEEE Standard for the Design and Qualification of Class 1E Control Boards, Panels, and Racks Used in Nuclear Power Generating Stations,” 1982	7.1

IEEE Standard 422, “Guide for the Design and Installation of Cable Systems in Power Generating Stations,” 1986	8.3

IEEE Standard 450, “IEEE Recommended Practice for Maintenance, Testing, and Replacement of Vented Lead-Acid Batteries for Stationary Applications,” 1995	8.1, 8.3

IEEE Standard 484, “IEEE Recommended Practice for Installation Design and Installation of Vented Lead-Acid Batteries for Stationary Applications,” 1996	1A, 8.1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

IEEE Standard 485, “IEEE Recommended Practice for Sizing Lead-Acid Batteries for Stationary Applications,” 1997	8.3

IEEE Standard 494, “IEEE Standard Method for Identification of Documents Related to Class 1E Equipment and Systems for Nuclear Power Generating Stations,” 1974	3D

IEEE Standard 535, “IEEE Standard for Qualification of Class 1E Lead Storage Batteries for Nuclear Power Generating Stations,” 1986	1A

IEEE Standard 572, “IEEE Standard for Qualification of Class 1E Connection Assemblies for Nuclear Power Generating Stations,” 1985	3D

IEEE Standard 603, “IEEE Standard Criteria for Safety Systems for Nuclear Power Generating Stations,” 1991	1A, 7.1

IEEE Standard 627, “IEEE Standard for Design Qualification of Safety System Equipment Used in Nuclear Power Generating Stations,” 1980	7.1

IEEE Standard 649, “IEEE Standard for Qualifying Class 1E Motor Control Centers for Nuclear Power Generating Stations,” 1991	3D

IEEE Standard 650, “IEEE Standard for Qualification of Class 1E Static Battery Chargers and Inverters for Nuclear Power Generating Stations,” 1990	3D

IEEE Standard 665, “IEEE Guide for Generating Station Grounding,” 1995	8.3

IEEE Standard 741, “IEEE Standard Criteria for the Protection of Class 1E Power Systems and Equipment in Nuclear Power Generating Stations,” 1997	1A, 8.1, 8.3

IEEE Standard 828, “IEEE Standard for Software Configuration Management Plans,” 1990	7.1

IEEE Standard 829, “IEEE Standard for Software Test Configuration,” 1983	7.1

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

IEEE Standard 830, “Recommended Practice for Software Requirements Specifications,” 1993	7.1

IEEE Standard 946, “IEEE Recommended Practice for the Design of DC Auxiliary Power Systems for Generating Stations,” 1992	8.3

IEEE Standard 1012, “IEEE Standard for Software Verification and Validation Plans,” 1986	7.1

IEEE Std 1023-2004, “IEEE Recommended Practice for the Application of Human Factors Engineering to Systems, Equipment and Facilities of Nuclear Power Generating Stations and Other Nuclear Facilities.”	18.8

IEEE Standard 1028, “IEEE Standard for Software Reviews and Audits,” 1988	7.1

IEEE Standard 1042, “IEEE Guide to Software Configuration Management,” 1987	7.1

IEEE Standard 1050, “IEEE Guide for Instrumentation and Control Equipment Grounding in Generating Stations,” 1996	8.3, 7.1

IEEE Standard 1074, “Standard for Developing Software Life Cycle Processes,” 1995	7.1

IEEE Standard 1202, “IEEE Standard for Flame Testing of Cables for Use in Cable Tray in Industrial and Commercial Occupancies,” 1991	8.1, 1A, 9.5

IEEE Std 1289-1998, “IEEE Guide for the Application of Human Factors Engineering in the Design of Computer-Based Monitoring and Control Displays for Nuclear Power Generating Stations.”	18.8

IEEE Standard C37.98, “IEEE Standard for Seismic Testing of Relays,” 1987	3D

ISA — Instrumentation, Systems and Automation Society

ISA S7.3, “Quality Standard for Instrument Air,” 1981	9.3

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

MIL — Military Standards and Specifications

MIL-HDBK-759C, “Human Engineering Design Guidelines,” 1995	6.4

MIL-STD 1472E, “Human Engineering,” 1996	6.4

NEMA — National Electrical Manufacturers Association

NEMA MG-1, “Motors and Generators,” Revision 1, 1998	3.2

NEMA Standard Publication No. VE 1-1998, Metallic Cable Tray Systems	3F

NFPA — National Fire Protection Association

NFPA 10, “Standard for Portable Fire Extinguishers,” 1998	9.5

NFPA 13, “Standard for the Installation of Sprinkler Systems,” 1999	9.5

NFPA 14, “Standard for Installation of Standpipe, Private Hydrants, and Hose Systems,” 2000	9.5

NFPA 15, “Standard for Water Spray Fixed Systems for Fire Protection,” 2001	9.5

NFPA 20, “Standard for the Installation of Stationary Pumps for Fire Protection,” 1999	9.5

NFPA 22, “Standard for Water Tanks for Private Fire Protection,” 1998	9.5

NFPA 24, “Standard for Installation of Private Fire Service Mains and Fire Protection,” 1995	9.5

NFPA 30, “Flammable and Combustible Liquids Code,” 2000	9.5

NFPA 50A, “Standard for Gaseous Hydrogen Systems at Consumer Sites,” 1999	9.5

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

NFPA 50B, “Standard for Liquefied Hydrogen Systems at Consumer Sites,” 1999	9.5

NFPA 70, “National Electrical Code (NEC),” 1999	8.3, 9.5

NFPA 72, “National Fire Alarm Code,” 1999	9.5

NFPA 90A, “Installation of Air-Conditioning and Ventilation Systems,” 1999	9.4

NFPA 92A, “Recommended Practice for Smoke Control Systems,” 2000	9.4, 9A

NFPA 780, “Standard for the Installation of Lighting Protection Systems,” 2000	8.3, 9.5

NFPA 804, “Standard for Fire Protection for Advanced Light Water Reactor Electric Generating Plants,” 2001	9.5

SMACNA — Sheet Metal and Air Conditioning Contractors National Association

SMACNA, “HVAC Duct Construction Standards - Metal and Flexible,” Second Edition 1995	3A, 9.4

SMACNA, “HVAC Systems — Testing, Adjusting, and Balancing,” 1993	9.4

SMACNA, “Rectangular Industrial Duct Construction Standards,” 1980	9.4

SMACNA, “HVAC Duct Construction Standards - Metal and Flexible,” 1985	3.2

SMACNA, “Round Industrial Duct Construction Standard,” 1999	9.4

SMACNA, “HVAC Duct Leakage Test Manual,” 1985	9.4

UBC — Uniform Building Code

UBC, “Uniform Building Code,” 1997	3.2

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 1

AP1000 Codes and Standards (Licensing Basis)

Title	DCD Section

UL — Underwriters Laboratories, Inc.

UL 555, “Safety Fire Dampers,” 1999	9.4

UL 555S, “Leakage Rated Dampers for Use in Smoke Control Systems,” 1999	9.4

UL 586, “High-Efficiency, Particulate, Air-Filter Units,” 1996	9.4

UL 900, “Test Performance of Air-Filter Unit,” 1994	9.4

UL 1995, “Heating and Cooling Equipment,” 1995	9.4

UL 1996, “Electric Duct Heating,” 1996	9.4

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Table 2

AP1000 Codes and Standards (not found in Licensing Basis)

Title	Reference

ASME NQA-2 Quality Assurance Requirements for Nuclear Power Plants 1989 Edition, through NQA-1c-1992, Addenda	None

American Society for Nondestructive Testing SNT-TC-1A, “Recommended Practice for Non-Destructive Testing 1992 Edition.	None

CP-189 Qualification and Certification of Nondestructive Testing Personnel 1995 Edition	None

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBIT O-1

Proprietary Data Agreement

[**This entire five-page exhibit has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT O-2

List of Intellectual Property Subject to Third-Party License Terms

[**This entire one-page exhibit has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT P-1

AP1000 —Major Subcontractors / Suppliers

Approved Supplier	Potential Components / Services to be Supplied
[**]	I&C equipment
[**]	Gas packages
[**]	S/G, RV and Head, Containment Air Baffle, modules, tanks, PZR, Rx coolant piping, containment vessel
[**]	Electrodeionization Units
[**]	Diesel Generators
[**]	Containment Vessel, Containment Air Baffle, PZR, Containment Erection
[**]	Valves
[**]	Valves
[**]	Valves
[**]	Reactor Coolant Pumps, CRDMS, BOP Pumps
[**]	S/G, RV and Head, Rx Internals, PZR, Rx coolant piping
[**]	Valves
[**]	Modules
[**]	I&C equipment
[**]	Valves
[**]	Instrumentation
[**]	Batteries, Battery chargers
[**]	S/G, RV and Head, PZR
[**]	Valves, BOP Pumps
[**]	Breakers
[**]	Modules
[**]	Batteries, Battery chargers
[**]	Make-up tanks, Accumulator Tanks
[**]	Pumps
[**]	Squib valves, containment electrical penetrations
[**]	Incore Instruments
[**]	Containment Air Baffle, PZR
[**]	Various pumps
[**]	Rx Internals
[**]	RHR pumps

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Approved Supplier	Potential Components / Services to be Supplied
[**]	Modules, Containment Vessel
[**]	Batteries, Battery chargers
[**]	Refueling Equipment, Polar Crane, other cranes
[**]	Valves
[**]	Reactor Integrated Head Package Components
[**]	Reactor Integrated Head Package Components
[**]	Rx Internals components
[**]	Variable Frequency Drive Unit for RCPs
[**]	Valves
[**]	Cooling towers
[**]	Valves
[**]	Containment Air Baffle
[**]	Valves
[**]	Valves
[**]	Piping (Supplier), Modules
[**]	Valves, BOP Pumps
[**]	Rx coolant piping
[**]	Turbine Generator, Electrical distribution, heavy components
[**]	Reflective Insulation
[**]	Valves
[**]	BOP Pumps
[**]	Valves
[**]	Instrumentation
[**]	Transformers, load centers, switchgear
[**]	Rx Internals, CRDMs
[**]	Valves
[**]	Cooling Tower

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT P-2

SUBCONTRACTORS FOR

SITE CONSTRUCTION AND RELATED FIELD SERVICES

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Grubbing and Site Clearing	[**]
Excavation and Backfill	[**]
Surveying Control & Support	[**]
Grading & Paving	[**]
Railroad Trackwork	[**]
Major Lifts and Rigging	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Pre-Engineered Buildings ( Offices, Shops, Warehouses)	[**]
Soils & Concrete Testing Services	[**]
Specialty Machining & Welding	[**]
Caissons/Pilings (if applicable)	[**]
Field Erected Tanks	[**]
HVAC (Furnish & Install)	[**]
Underground Utilities	[**]
Transformers/Switchyard	[**]
Cooling Tower	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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WORK SCOPE	POTENTIAL SUBCONTRACTORS
Built-Up Roofing	[**]
Specialty Coatings	[**]
Fire Protection/ Sprinklers	[**]
Fire Alarm & Detection System	[**]
Fireproofing	[**]
Containment Erection	[**]
Pipe & Equipment Insulation	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

WORK SCOPE	POTENTIAL SUBCONTRACTORS
Concrete Batch Plant Furnish & Erect	[**]
Concrete Supply & Pumping	[**]
Elevators	[**]
Piping (Supplier)	[**]
Module Fabrication	[**]
Instrumentation	[**]
Janitorial Services	[**]
Construction Security	[**]
Construction Fencing	[**]
Waste Management Services	[**]
DEWATERING Services	[**]
Total Site Development	[**]
Off-critical path BOP electrical/mechanical	[**]
Turbine Island	[**]
Major Heavy Civil-Rebar, Formwork, Concrete Placement	[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBIT Q

Equipment With Owner-Designated Witness And Hold Points

Potential Components to be Supplied	Supplier
Steam Generators	Doosan Heavy Industries & Construction Co., Ltd.
Reactor Vessel	Doosan Heavy Industries & Construction Co., Ltd.
Reactor Vessel Head	Doosan Heavy Industries & Construction Co., Ltd.
Main Turbine and Generator	Toshiba
Pressurizer	Ansaldo Camozzi
Reactor Coolant Pumps	Curtiss-Wright Electro-Mechanical Division
Control Rod Drive Mechanisms	Curtiss-Wright Electro-Mechanical Division
Reactor Coolant Piping	Tioga Pipe Supply
Core Makeup Tanks	IHI Corporation

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT R

Description Of Site

The Units will be located on the property owned by SCE&G south of the existing VC Summer Unit 1. The Site is located in Jenkinsville, South Carolina.

The Site Boundary and Site plan drawings are provided in Figures attached.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

V.C. Summer Unit 2 and 3 Site Boundary

PBL
NOTE: THE PROJECT BOUNDARY LINE (PBL) DEPICTED ON THIS MAP IS FOR ILLUSTRATION PURPOSES ONLY.
THE PBL IS NOT A PROPERTY LINE AND THE MAPPED LINE LOCATIONS ARE SUBJECT TO FULL FIELD SURVEY VERIFICATION.
NO MONUMENTS HAVE BEEN SET IN THE FIELD.

REVISION SCHEDULE

PROJECT BOUNDARY LINE (PBL) AREA

1,988.18 ACRES

PROJECT BOUNDARY LINE MAP PREPARED FOR

SCE&G

NEW NUCLEAR DEPLOYMENT

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

FOR CONCEPTUAL DESIGN ONLY
SCE&G
V.C. SUMMER UNITS 2 & 3
CONSTRUCTION FACILITIES SITE PLAN
NOTE

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

FOR CONCEPTUAL
DESIGN ONLY
V.C. SUMMER
CONSTRUCTION FACILITIES
SITE PLAN
THIS DRAWING SUPERCEDES

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

DISCHARGE STRUCTURE
TRUE NORTH
PLANT NORTH
N
INSET:
DISCHARGE STRUCTURE
INSET:
WATER TREATMENT FACILITY
FOR CONCEPTUAL
DESIGN ONLY
SCE&G
V.C. SUMMER
UNITS 2 & 3
CONSTRUCTION FACILITIES
SITE PLAN
THIS DRAWING SUPERSEDES

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT S

EEO and Small Business Regulations

To the extent required by applicable Laws, all government regulations concerning equal employment, affirmative action and the utilization of small, small disadvantaged and women-owned businesses are incorporated into this Agreement by reference, including but not limited to, the following federal regulations, executive orders, and the statutory authority for these regulations as referenced in the regulations:

If this Agreement (together with other contracts with Contractor) is in the amount of $10,000.00 or more and not otherwise exempt:

1.               41 C.F.R. § 60-1.4(a), Equal Opportunity Clause, 48 C.F.R. § 52.222-26; 48 C.F.R. § 52.222-21, Prohibition of Segregated Facilities.

2.               41 C.F.R. § 60-741.4, Section 503 of the Rehabilitation Act of 1973 and 41 C.F.R. § 60-741.5(a), Equal Opportunity for Workers with Disabilities; 48 C.F.R. § 52.222-36.

If this Agreement (together with other contracts with Contractor) is in the amount of $25,000 or more and not otherwise exempt:

1.               41 C.F.R. § 60-250.5(a), Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, Recently Separated Veterans, and Other Protected Veterans; 48 C.F.R. § 52.222-35.

If Contractor has 50 or more employees and if this Agreement is an amount of $50,000 or more and is not otherwise exempt:

1.               48 C.F.R. § 22.804-1, Affirmative Action Programs; 48 C.F.R. § 52.222-25, Affirmative Action Compliance.

If this Agreement is in an amount that may exceed $550,000.00 and is not otherwise exempt:

1.               48 C.F.R. § 52.219-8, Utilization of Small Business Concerns.

2.               48 C.F.R. § 52.219-9, Small Business and Small Disadvantaged and Women-Owned Small Business Subcontracting Plan Clause.

3.               Contractor shall provide Owner with an aggressive Commercial Plan that meets both the spirit and intent of Title 48 of the C.F.R., while saving Owner some of the administrative costs associated with the full implementation of a Small Business Subcontracting Plan per 48 C.F.R. § 52.219.9.

To the extent required by law, executive order or regulation:

1.               29 C.F.R. Part 1625, Executive Order 11141 (Discrimination on the Basis of Age), Public Law 90-202 (Age Discrimination in Employment Act of 1967) and the Age Discrimination in Employment Act.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Contractor and its Subcontractors hereunder by virtue of any or all of the above-referenced statutory, regulatory, or executive order requirement, or other requirements, may be required to comply with certain record keeping, reporting or affirmative action requirements, and those requirements are incorporated herein by reference.  It shall be the obligation of Contractor and its Subcontractors to make themselves aware of and to understand the legislative, executive, and regulatory requirements that apply to their performance of obligations under this Agreement.  Failure to do so shall not excuse their application to this Agreement.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT T

[Not Used]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

EXHIBIT U

Owner Controlled Insurance Program (OCIP) Description and Terms

Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Agreement to which this Exhibit U is appended.

Owner has the option of implementing an Owner Controlled Insurance Program (“OCIP”) for Phase II. At least six (6) months prior to the beginning of Phase II, Contractor shall complete and provide to Owner an Insurance Premium Worksheet (the “Insurance Premium Worksheet”) in a form provided by Owner.  The Insurance Premium Worksheet will require Contractor to disclose its estimated costs and markups for insurance.  Owner will utilize the contents of this Insurance Premium Worksheet to decide whether or not to implement the OCIP.  Owner may review the Insurance Premium Worksheet with third party insurance brokers who are not competitors of the Contractor subject to Section 19.2(c), and Contractor agrees to cooperate with such review. Owner will notify Contractor at least three (3) months prior to start if Phase II if Owner will not exercise this option.  If such notice is not received by such date, Owner shall be deemed to have exercised such option.  Should Owner elect not to implement the OCIP, Contractor will provide either a CCIP program or a standard insurance program consistent with the insurance coverages required by Section 16.2 of the Agreement, in either case, on a Time and Material Basis.

Owner will, through the OCIP, procure and maintain at all times, starting on the first day of  Phase II and continuing during the performance of the Agreement, unless canceled as noted herein, and for such extension periods for completed operations, at its own expense, Workers’ Compensation and Employer’s Liability, Commercial General Liability, and Umbrella/Excess Liability insurance coverages.  The deductibles under the OCIP shall be the responsibility of Owner. If an OCIP is implemented by Owner, then Contractor and all applicable Subcontractors will be required to participate as further described in this Exhibit.

Enrolled Parties:  “Enrolled Parties” will consist of (a) Contractor and Subcontractors whose principal place of performance of the Work is on the Site; provided that the cost of the Work to be performed by Contractor or any such Subcontractor exceeds an amount designated by Owner and (b) such other persons or entities as Owner may designate who perform direct labor at the Site or sites incidental to the Work. Owner may also elect to cover its architects, engineers and consultants.  Temporary labor services and leasing companies are also included within this definition.

While the OCIP is intended to provide coverage for the Site, the OCIP is not intended to meet all of the Enrolled Parties’ insurance needs.  The insurance described in the “Insurance Provided by the Owner” section herein will not apply with respect to Contractor or Subcontractors who are not enrolled in accordance with the provisions herein.  The OCIP does not provide coverage for Automobile Liability, Contractor’s Equipment or Performance Bonds.  Enrolled Parties will be responsible for procuring and maintaining, at their own expense (except to the extent otherwise provided herein on a Time and Materials Basis or Target Price Basis) throughout the term of the Agreement, the insurance for offsite operations described in the “Insurance Required of Enrolled Parties” section herein.  Notwithstanding the foregoing, Parties will determine those Subcontractors that are not required to procure and maintain, at their own expense, coverage in

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

accordance with the requirements as outlined in the “Insurance Required of Enrolled Parties” section of this Exhibit.

Contractor will be responsible for requiring that a Subcontractor who is not an Enrolled Party, procure and maintain during the term of this Agreement the insurance coverages required under “Insurance Requirements of Excluded Parties” section herein, unless waived by Contractor consistent with its normal practices.  Should Contractor waive such insurance requirements of any Subcontractor, [**].

Owner’s Insurance Obligations; Enrolled Party’s Obligations

Owner assumes no obligation to provide insurance other than that contemplated under the OCIP, including the Project Insurance Manual (described below), the builder’s all risk insurance, nuclear liability coverage, nuclear operating property insurances, and any other coverages which Owner is required to provide hereunder. Any type of insurance coverage or limits of liability (a) which are not provided by (i) the OCIP or (ii) Owner’s or Contractor’s other coverages provided under this Agreement and required to be carried hereunder and (b) which any Enrolled Party desires for its own protection will be its sole responsibility and expense and will not be billed to Owner.

Excluded Parties: Owner anticipates that the following types of Subcontractor and other participants and/or activities (“Excluded Parties”) will not be enrolled in or covered by the OCIP program: Offsite fabricators and fabrication, vendors, suppliers (not performing or subcontracting installation), material dealers, offsite guards and guard services, offsite janitorial services, offsite cranes, crane operations, and crane operators, offsite demolition, offsite blasting, truckers (trucking to the Site where delivery is the only scope of Work to be performed), offsite asbestos abatement (if any), or other hazardous waste handling and/or removal, Subcontractors and others whose sole function is to transport, pickup, deliver or carry materials, supplies, tools equipment, parts or other items to or from the  Site, or who do not perform any actual onsite labor.  Any other entity or activity specifically determined by Owner, at the time of enrollment application, to be excluded will not be covered by insurance purchased by Owner through the OCIP except under Owner approved exceptions.

Unless specifically approved by Owner in writing, the policies set forth in the “Insurance Provided by the Owner” section herein will cover only those operations of the Enrolled Parties performed in connection with the Work at the Site.

Coverage under the OCIP will remain in force through Substantial Completion of the Work including punch list Work, but will not include call back and Work required by the Warranties after Substantial Completion.  Should the coverage be cancelled prior to Substantial Completion by the Owner, coverage will revert back to that stated in the “Insurance Required of Enrolled Parties” section herein.  Such coverages shall be provided at Owner’s cost.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Owner’s Election To Discontinue OCIP Coverage

If Owner, for any reason, is unable to furnish coverage, elects to discontinue the OCIP, modifies the limits of liability provided in the OCIP, or requests that an Enrolled Party withdraw from the OCIP, then, upon thirty (30) days written notice from Owner, the Enrolled Party specified by Owner in such notice, will obtain at Owner’s expense, and thereafter maintain during the performance of the Work, all (or a portion thereof as specified by Owner) of the insurance required to be provided hereunder, and Owner will thereafter no longer be obligated to furnish all or a part of such insurance through the OCIP.  The form, content, limits of liability and cost of such insurance and the insurer issuing such insurance secured by the Enrolled Party pursuant to the provisions of this section will be subject to the Owner’s approval, after consultation with Contractor.

Prior to the termination of the OCIP, Contractor will complete a new Insurance Premium Worksheet.  Owner may utilize the contents of this Insurance Premium Worksheet to decide whether to discontinue the OCIP.  The Insurance Premium Worksheet will require Contractor to disclose its estimated costs and markups for insurance.  Owner may review the Insurance Premium Worksheet with third party consultants, and Contractor agrees to cooperate with such review.  Should Owner elect to discontinue the OCIP, Contractor will provide a CCIP program or the insurance coverages required by Section 16.2 of the Agreement on a Time and Material Basis, which amounts will be paid by Owner.

[**]

Insurance Provided By The Owner

Participation in this OCIP is mandatory for designated Subcontractors but not automatic.  The OCIP will provide the Enrolled Party with insurance described in this section.

Owner will provide each Enrolled Party in the OCIP a Project Insurance Manual, which will include a summary of the insurance coverage, loss control procedures and claim procedures, as well as enrollment forms and reporting requirements for the OCIP.  The Enrolled Party will use and comply with the requirements contained in said manual.  In addition, Owner shall provide a copy (or if the policy does not yet exist, a summary) of all such OCIP policies for Contractor’s review at the Site and approval by Contractor (which approval will not be unreasonably withheld or delayed) prior to the placement of such coverage.

Workers’ Compensation Insurance - Statutory Limits of the Workers’ Compensation Laws of the State of South Carolina with Coverage B - Employer’s Liability (with limits of [**] for Bodily Injury by accident, [**] for Bodily Injury by disease and

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

[**] policy limit Bodily Injury by disease), covering operations of the Enrolled Party performed on or incidental to Work at the Site.

Commercial General Liability Insurance - (Excluding Automobile and Professional Liability but including Products Liability) in form providing coverage not less than a Commercial General Liability insurance policy, including hazards of explosion, collapse, underground, independent contractor(s), Enrolled Parties and their employees as additional insureds, completed operations for a minimum of [**] after Substantial Completion of the Work, broad form contractual liability coverage and  personal injury liability coverage for claims arising out of the Work for personal injury, bodily injury and property damage in policy or policies of insurance such that the total available limits, reinstated annually to all insureds combined will not be less than [**].

Coverage will apply only to Work performed at the Site.  Such insurance will not include coverage for products liability for any product(s) manufactured, assembled, or otherwise worked upon away from the Site for any Enrolled Party or Excluded Party performing such offsite work.

Umbrella/Excess Liability Insurance - Having limits of [**], covering the interests of all Enrolled Parties with the following coverages.

Primary And Non-Contributory:  All such OCIP policies shall include the Enrolled Parties and their employees, and cover the Enrolled Parties’ liability.  Workers’ Compensation and Employer’s Liability insurance is primary and non-contributory with respect to any persons (other than Owner’s employees) covered by such insurance.  Commercial General Liability, and Umbrella/Excess insurance is primary insurance and non-contributory with any other insurance carried by Enrolled Parties.

Assignment:  In consideration of Owner purchasing OCIP insurance as stated above, the Enrolled Parties will assign to Owner all return premiums, premium refunds, dividends and other monies due or to become due under the insurance which Owner provides under the OCIP, all of which will inure to the benefit of the OCIP.  The Enrolled Parties will execute such further documentation as may be required by Owner to effect this assignment.  Contractor will not charge the Owner either directly or in its markups any premiums for duplicate insurance coverages.

Waiver Of Subrogation Rights:   The Enrolled Parties and Owner each on their own behalf and on behalf of anyone claiming by, through or under them, whether by way of subrogation or otherwise, hereby waive any and all subrogation rights which they may now or hereafter have against each other and their Affiliates, as well as the successors and assigns of each, in connection with the performance of the Work, to the extent such subrogation rights are not the result of any intentional wrongful (i) act or (ii) omission of the party causing such loss and are covered losses under the insurance provided hereunder.  In addition, the Owner hereby waives any and all rights of recovery for any deductibles under any of the OCIP insurances, howsoever such claim arises, including fault, negligence or strict liability.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Enrolled Parties’ Responsibilities

Contract Insurance Cost

Failure of Enrolled Parties to enforce the enrollment of all applicable Subcontractors does not relieve the Enrolled Parties of the financial responsibility for their Subcontractors’ insurance deductions.  Owner maintains the right to pursue insurance deductions for all applicable Subcontractors through Contractor. Upon completion of Work, or on policy expiration, Owner’s insurance carriers have the right to audit payroll records for the sole purpose of pursuing such insurance deductions.

Costs for overlapping insurance coverage maintained by Enrolled Parties will not be reimbursable.  All change orders, except deductive change orders for insurance costs, will be submitted net of insurance, and labor rates will be appropriately reduced.

Each Enrolled Party (other than the Contractor and its Affiliate Subcontractors) will be required to identify the total cost of first dollar Workers’ Compensation, Commercial General Liability and Umbrella/Excess Liability insurance that it proposes to charge for its  proposed scope of Work, regardless of the risk financing technique which that Enrolled Party employs for its Workers’ Compensation and General Liability exposures, including but not limited to insurance premiums, expected losses with any retention or deductible amount, loss handling expenses and administrative expenses.  In calculating insurance costs, the Enrolled Parties shall use the Workers’ Compensation, General Liability and Umbrella/Excess Liability limits as described in the “Insurance Required of Enrolled Parties” section herein if they were required to provide the coverages and limits of liability for onsite Work.

If the Enrolled Party carries a deductible under any of its policies, then the following may be requested by Owner:

•                  Three (3) years of loss history for all entities that retain losses. Paid, outstanding and total incurred losses must be evidenced by policy period.

•                  Three (3) years of payroll history for all entities

The Enrolled Parties will complete and submit the Insurance Premium Worksheet, including the supporting documents (copies of the policy declaration page and policy rate pages or Deductible Agreement pages if on a large deductible program) to Owner.  The Enrolled Parties will warrant that all insurance premium calculations have been correctly identified.

If Contractor has not yet identified all of its Subcontractors or does not have the insurance cost for its Subcontractors, Contractor must include the basis for its premium estimate.  A separate Insurance Premium Worksheet must be completed for each Enrolled Party and must be sent to  Owner.

If any Enrolled Party does not provide Owner with information sufficient to allow verification of the applicable insurance cost, Owner may independently calculate an appropriate insurance cost based on undiscounted or “manual” rates.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Warranty Statement:  The Enrolled Parties will provide and warrant the accuracy of the information provided on the Insurance Premium Worksheet and Enrollment Package, including the supporting documents (copies of the policy declaration page and policy rate pages or Deductible Agreement pages if on a large deductible program or a letter from the insurance carrier evidencing the deductible rate and loss content rate) and/or any change order forms and agree that Owner and/or the OCIP insurance companies may, but are not required to, audit the Contractor’s and/or Subcontractors records to confirm the accuracy for any and all allowable insurance credits.  The Enrolled Parties agree and warrant that the Owner is entitled to and may collect additional insurance costs as may be developed as a result of said audits and/or changes/change orders as may be agreed to in connection with the Work.  The Enrolled Parties which are signatories to the Agreement agree to make available for review insurance records, policies, declaration pages of policies, certificates of self-insurance and such other documents as may be reasonably requested in connection with the insurances required to be provided in the Agreement in order to respond appropriately to claims against Owner.  Such information shall only be made available at the Enrolled Party’s home office.

Application For Insurance:  The Enrolled Parties will complete an Enrollment Application when requested by Owner as a condition to Owner providing the insurance coverage described in the “Insurance Provided by the Owner” section herein.  In addition, the Enrolled Parties will cooperate with Owner regarding such application.  A Project Insurance Manual will be distributed to the Enrolled Parties in accordance with this Exhibit.  This manual will describe the procedures to be followed by the Enrolled Parties for enrolling in and complying with the OCIP.  The Enrolled Parties will complete the Enrollment Application and other such forms contained in the Enrollment Package as applicable, as well as complete the monthly payroll reporting form and follow the procedures as outlined in the Project Insurance Manual.  This payroll information shall only be used for OCIP purposes and made available only to personnel administrating the OCIP.  The Enrolled Parties will include these insurance specifications in each of its contracts with Subcontractors providing Work at the Site and will ensure that such Subcontractors receive the Project Insurance Manual, enroll in the OCIP, and comply with the OCIP procedures.

Cooperation:  The Enrolled Parties will:

1.               Furnish to Owner, its insurance representatives or the insurance company reasonable information and documentation which the OCIP may require in connection with the issuance of any policies, in such form and substance as Owner or its designee may require.

2.               Furnish to Owner, its insurance representative or the insurance company, onsite payroll reports on the form as required and described in the Project Insurance Manual by the 15th of the following month for the prior month (including months with no payroll).

3.               Permit Owner, its insurance representative and/or the insurance company to audit the Enrolled Parties’ books and records and provide documentation as may be required to assure accuracy of those payroll reports.  The Enrolled Parties agree that their failure to submit documents as required may result in withholding progress payments until said payroll reports are received by Owner or its designee.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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4.               Promptly comply with the reasonable requirements, obligations and recommendations of Owner, its insurance representative or insurance company so that the OCIP may be properly administered and so that the insurance companies will continue to provide the coverage as specified in this Exhibit under the OCIP.

5.               The Enrolled Parties will provide Owner and Owner’s representative with reasonable information necessary for the issuance of said policies and will maintain and make available to the insurance companies payroll records and such other records relating to the Work as may be necessary for the proper computation of the insurance premiums.

6.               The Enrolled Parties will cooperate with Owner with regard to administration and operation of the OCIP.  The Enrolled Parties’ responsibilities will include, but are not limited to: operations and insurance information; inclusion of OCIP provisions in all applicable Subcontracts; notification to Owner’s representative of all applicable subcontracts awarded; maintenance and provision of monthly payroll records and such other records as necessary for premium computation; compliance with applicable loss control (safety) and claims reporting procedures; maintenance of an OSHA Log to be provided monthly to Owner and/or Owner’s representative.

Insurance Required of Enrolled Parties

The OCIP provides coverage for Work at the Site only.

Insurance for the Work performed by Enrolled Parties away from the Site include the following coverage as further described below:

Workers’ Compensation and Employer’s Liability Insurance

Commercial General Liability Insurance

Commercial Automobile Liability Insurance

The Enrolled Parties will provide and maintain the types of insurance described below in a company or companies legally authorized to transact insurance business in the State of South Carolina.  All insurers will be rated at least A- VII in the current A.M. Best ratings or must be otherwise acceptable to Owner.  The Enrolled Parties will maintain the specified insurance coverage until all obligations under the Agreement are satisfied but in no event later than the end of the Warranty Period.

Workers’ Compensation and Employer’s Liability:  The Enrolled Parties will maintain Statutory Workers’ Compensation insurance to cover obligations imposed by federal and state statutes having jurisdiction over its employees while engaged in the performance of the Work at locations other than those described as the Site. This insurance will also cover any Enrolled Parties’ employees working away from the Site and coming on the Site after Substantial Completion and Subcontractors’ employees after each Subcontractor has finally performed its contract.  The limits of Employer’s Liability are as follows:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Execution Version	Confidential Trade Secret Information—Subject to Restricted Procedures

Workers’ Compensation coverage will comply with the statutory limits of the State of South Carolina, and will provide for Employers Liability insurance with limits as follows:

[**] bodily injury by accident [**]

[**] bodily injury by disease [**]

[**] bodily injury by disease[**]

Commercial General Liability:  The Enrolled Parties will maintain insurance for premises and operations away from the Site of the Enrolled Parties (including products liability for any product manufactured, assembled or otherwise worked upon away from the Site) in a form providing coverage consistent with that of Commercial General Liability insurance policy (“Occurrence Form”)  for operations of the party required to furnish same, including hazards of elevators, independent contractors, products and completed operations, with contractual liability and personal advertising injury liability coverage for claims arising out of the Work hereunder for personal injury, bodily injury and property damage in policy or policies of insurance such that the total available limits combined will be at least:

[**]

Any deductibles in place will be the responsibility of the Enrolled Parties as respects to offsite activities.

Commercial Automobile Liability:  The Enrolled Parties will maintain insurance covering all owned, hired, borrowed, leased, or non-owned automobiles.  Such insurance will provide coverage not less than that of the Commercial Automobile Liability policy in limits not less than:

[**] for Bodily Injury and Property Damage.

Contractual Liability, if not provided in the policy form, is to be provided by endorsement.

Deductibles will be the responsibility of Contractor with respect to offsite automobile activities.

Contractor’s Equipment:  The Enrolled Parties are responsible for their construction tools and equipment, including but not limited to construction trailers and their contents, and temporary scaffolding, whether owned, leased, rented, borrowed or used at the Site; and the Enrolled Parties agree that Owner will not be responsible for any loss or damage to its tools and equipment.  If insured, the Enrolled Parties’ insurance policy covering tools and equipment will include a waiver of subrogation in favor of the Owner.  If uninsured, the Enrolled Parties will release the Owner for loss or damage to their tools and equipment.

Additional Insureds:  Each policy required (except Workers’ Compensation) will name as additional insured the Owner,  the Owner’s representatives, their respective parent companies, their subsidiaries, related and affiliated companies of each and the officers, directors, agents, employees and assigns of each.  General Liability coverage maintained by Contractor and all Subcontractors shall contain an additional insured endorsement pursuant to Section 16.3 of the

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Agreement.  Products and Completed Operations coverage shall be maintained for [**] after Substantial Completion.

Waiver Of Subrogation: The Enrolled Parities and their respective insurers providing the required coverage as indicated in Workers’ Compensation and Commercial General Liability, Umbrella/Excess Liability or any required coverages, will waive all rights of subrogation against the Owner, its Affiliates, and their agents, officials, and employees.

Each Enrolled Party will pay all insurance premiums for such insurance, including any charges for required waivers of subrogation or the endorsement of additional insureds.

Primary And Non-Contributory:  Liability and Workers’ Compensation Insurance coverage for Work AWAY FROM THE SITE required of the Enrolled Parties is primary and non-contributory.

Certificates of Insurance: The Enrolled Parties and Excluded Parties will provide certificates of insurance to Owner as evidence that policies specified in this section providing the required coverage, conditions, and limits are in full force and effect.

Notice of Cancellation: All insurance policies and certificates of insurance will include a requirement providing for thirty (30) days prior written notice to Owner of any cancellation or reduction of coverage.  If any such notice is given, Owner will have the right to require that a substitute policy be obtained prior to said cancellation with appropriate evidence thereof at the discretion of Owner.  The Enrolled Parties and Excluded Parties will immediately notify Owner and will cease operations on the occurrence of any such cancellation or reduction and will not resume operations until the required insurance is in force and new certificates of insurance have been filed with Owner.

Insurance Requirements of Excluded Parties

Excluded Parties performing Work will obtain and maintain, and will  require each of their excluded Subcontractors to obtain and maintain, the insurance coverage specified in Article 16 of the Agreement, unless such coverage is waived by Contractor consistent with its practices.  Should Contractor waive such insurance requirements of any Subcontractor, Contractor assumes the responsibility for any loss to Owner which would have been covered by such required insurance coverages had the Subcontractor maintained such required coverages.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBIT V

Limited Agency Agreement

THIS LIMITED AGENCY AGREEMENT (“Agreement”), dated as of                     , is entered into by and between SOUTH CAROLINA PUBLIC SERVICE AUTHORITY (“Principal”), a public power system owned by the State of South Carolina, and SOUTH CAROLINA ELECTRIC & GAS COMPANY (“Agent”), a corporation duly organized under the laws of the State of South Carolina, (Principal and Agent may be referred to individually as a “Party” and collectively as the “Parties”).

WHEREAS, Principal and Agent wish to collaborate jointly in the financing, design, construction, operation, and decommissioning of a new advanced design light water nuclear-powered electric generating facility (the “Project”);

WHEREAS, in connection with the Project, the Parties intend to enter into a Permanent Design and Construction Agreement and a Permanent Operating and Decommissioning Agreement that shall set forth the terms and conditions that shall govern the Parties’ participation in the Project; and

WHEREAS, until such time as the Permanent Design and Construction Agreement and Permanent Operating and Decommissioning Agreement are negotiated, executed and delivered by the Parties, the rights and obligations of the Parties to each other in connection with the Project shall be governed by that certain Bridge Agreement between Principal and Agent, dated October 30, 2006, and as further amended from time to time (the “Bridge Agreement”);

WHEREAS, Sections 6.1 and 8.3 of the Bridge Agreement contemplate that the Parties may enter into one or more limited agency agreements in connection with certain Project-related third party agreements, including but not limited to the Engineering, Procurement and Construction Agreement (the “EPC Contract”) for up to two AP1000 nuclear power plant with Westinghouse Electric Company LLC and Stone & Webster, Inc. (collectively, “Westinghouse”), attached hereto as Exhibit A; and

WHEREAS, Principal and Agent desire to enter into such a limited agency agreement and Principal wishes to appoint Agent to act as agent on Principal’s behalf in connection with the negotiation, execution and performance of the EPC Contract, subject to certain limitations set forth herein, and Agent is willing to accept such limited agency appointment;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Limited Agency Appointment.  Pursuant to the terms of this Agreement and subject to the limitations set forth in Paragraph 2 of this Agreement, Principal hereby appoints and grants a limited agency authorization to Agent, and Agent hereby accepts such limited agency appointment and agrees to act on behalf of the Principal, with regard to the negotiation, execution and performance of the EPC Contract.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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2.                                      Limitations on Agency Appointment.  Agent’s authorization to act on behalf of Principal with respect to the EPC Contract shall be limited to the negotiation, execution and performance of the obligations of the Owner (as such term is defined in the EPC Contract) and enforcement of the rights of such Owner under the EPC Contract; provided, however, that Agent shall not, without the prior written consent of Principal, which consent may be withheld in Principal’s sole discretion, do or permit to be done any of the following:

	Agency Limitation	EPC Contract Section Reference

(a)	Agree upon a definitive contract price	N/A

(b)	Execute the EPC Contract	N/A

(c)	Issue a Full Notice to Proceed	3.2(b)

(d)	Terminate Second Unit	3.3(b)

(e)	With respect to any Major Subcontract under Section 3.7, Agent shall not (i) participate in any claim, action or proceeding; (ii) cure any default; (iii) consent to termination, assignment or modification; or (iv) assume or enter into any Major Subcontract in the event of Contractor’s bankruptcy or insolvency	3.7

(f)	Substantial Completion	8.2

(g)	Approve payment of Final Payment	8.3

(h)	Approve substitute form of security or lower bond amount for Stone & Webster and/or Westinghouse	8.6(b) and 8.6(c)

(i)

Agree to any Change Order that increases the overall costs incurred under the EPC Contract by $1M or more, or along with all prior Change Orders issued under the EPC extends the Project Schedule for 3 months or more beyond the Substantial Completion Date.

		9.2, 9.4

(j)	Suspend the EPC Contract for Owner’s Convenience	22.1

(k)	Terminate the EPC Contract for Cause	22.2

(l)	Elect to take over the Project upon Owner’s Termination for Cause	22.2(c)

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(m)	Terminate the EPC Contract for Owner’s Convenience	22.3

(n)	Terminate for failure to obtain regulatory approvals	22.4

(o)	File a Claim, initiate the dispute resolution process, or initiate or defend a lawsuit involving a third party in connection with the EPC Contract	27

(p)	Consent to entry of any judgment or award in a disputed matter in connection with the EPC Contract or enter into any settlement or compromise of a dispute in connection with the EPC Contract	N/A

(q)	Consent to an assignment of the EPC Contract	29

(r)	Materially amend, modify or supplement the EPC Contract	31

3.                                      Term and Termination.

(a)                                  This Agreement shall remain in full force and effect beginning on the first date specified above and continuing thereafter until February 1, 2019, unless renewed by the Parties in writing on a year-to-year basis no less than thirty (30) days prior to the expiration of the initial term or any subsequent renewal term, or upon the occurrence of one of the following: (i) the Project begins commercial operations; (ii) the Principal or Agent terminate their participation in the Project, with or without cause; provided, however, that each Party must provide to the other Party written notice at least sixty (60) days prior to any such abandonment of the Project and, in the event that the Project is abandoned by one Party but not the other, the abandoning Party shall use commercially reasonable efforts to facilitate the transfer of its obligations hereunder to the other Party or to any other entity designated or appointed by the other Party to assume the abandoning Party’s obligations hereunder; or (iii) by written mutual agreement of the Parties.

(b)                                 The rights and obligations of the Parties for indemnification for acts or omissions occurring prior to the termination shall survive any termination of this Agreement.

(c)                                  Agent’s obligations under any third party agreements entered into prior to the termination of this Agreement would survive such termination and remain binding on Agent.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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4.                                      Representations and Warranties.  Each Party represents and warrants to the other Party that, as of the date first stated above:

(a)                                  It is duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its organization and is qualified to do business in all jurisdictions necessary to perform this Agreement;

(b)                                 It has the power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary corporate and/or other actions to authorize such execution, delivery and performance;

(c)                                  Its execution and delivery and performance of its obligations under this Agreement do not violate or conflict with: (i) any laws applicable to it; (ii) any provision of its charter or by-laws or comparable constituent documents Agreement; (iii) any order or judgment of any court of governmental authority applicable to it or any of its assets; or (iv) any contractual restriction binding on or affecting it or any of its assets;

(d)                                 This Agreement has been duly executed and delivered by the Party and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(e)                                  Except as otherwise permitted herein, it has neither initiated nor received written notice of any pending action, proceeding, or investigation, nor to its knowledge is any such action, proceeding, or investigation threatened (or any basis therefore known to it), which questions the validity of this Agreement, or which would materially or adversely affect its rights or obligations under this Agreement.

5.                                      Expenses and Audit Rights.  Expenses of the Parties and audits rights in connection with this Agreement (including without limitation, funding required under the EPC Contract) shall be handled in accordance with Article V of the Bridge Agreement.

6.                                      Access to Information; Reporting Obligations.

(a)                                  No less frequently than monthly (or more frequently as circumstances reasonably warrant), Agent, to the best of its knowledge, shall inform Principal of the status of the Project, including but not limited to any activities or decisions that the Agent has made or expects to make with regard to the EPC Contract.  Further, as provided in Section 4.2(a) of the Bridge Agreement, Agent and Principal shall hold periodic meetings with (1) the Executive Steering Committee at the request of either member of the Executive Steering Committee and (2) other Project employees and contractors as either Party deems appropriate or at the request of either member of the Executive Steering Committee.

(b)                                 Agent will make available to Principal all documentation related to the Project, which can be done by providing original documents, providing copies of documents or allowing

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Principal’s representatives to review the relevant files and business records as kept in the ordinary course of business at the Agent’s offices or with another representative of the Agent.  Agent shall also make its personnel available to Principal for consultation.

(c)                                  Principal shall provide Agent access to information in its possession reasonably necessary for Agent to perform its obligations under this Agreement; provided, however, that Principal may restrict access to information to the extent that it is subject to third party confidentiality restrictions and Principal has been unsuccessful in having such restrictions waived.

7.                                      Indemnity.

(a)                                  Agent agrees to indemnify, defend and hold harmless the Principal, its affiliates and any of their members, officers, directors and employees, agents and representatives against and in respect of all claims, liabilities, obligations, judgments, liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, damages, expenses, fees, costs and amounts paid in settlement (including reasonable attorneys’ fees, expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action), arising out of any claim, complaint, demand, cause of action, action, suit or other proceeding asserted or initiated or otherwise existing in respect of any matter (collectively, the “Losses”) arising out of Agent’s activities undertaken on behalf of Principal under this Agreement; provided that Principal shall be liable, and shall not be indemnified by Agent, for any Losses directly resulting from the untruth, inaccuracy or incompleteness of any representation or warranty made expressly by Principal in this Agreement, and Principal shall indemnify Agent, its affiliates and any of their officers, directors and employees, agents and representatives, for Losses that result from any such breach by Principal.

(b)                                 Principal agrees to indemnify, defend and hold harmless the Agent, its affiliates and any of their members, officers, directors and employees, agents and representatives against and in respect of all claims, liabilities, obligations, judgments, liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, taxes, losses, fines, penalties, damages, expenses, fees, costs and amounts paid in settlement (including reasonable attorneys’ fees, expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action), arising out of any claim, complaint, demand, cause of action, action, suit or other proceeding asserted or initiated or otherwise existing in respect of any matter (collectively, the “Losses”) arising out of Principal’s activities under this Agreement; provided that Agent shall be liable, and shall not be indemnified by Principal, for any Losses directly resulting from the untruth, inaccuracy or incompleteness of any representation or warranty made expressly by Agent in this Agreement, and Agent shall indemnify Principal, its affiliates and any of their officers, directors and employees, agents and representatives, for Losses that result from any such breach by Agent.

8.                                      Specific Performance.  Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

9.                                      Waivers.  No waiver by either Principal or Agent of the performance of any obligation under this Agreement, or with respect to any default or any other matter arising in connection with this Agreement, shall be deemed a waiver with respect to any subsequent performance, default or matter, whether of a like or different character.

10.                                Notices.  Any notice, demand or request relative to this Agreement to be given to any of the Principal, or the Agent shall be in writing, and shall be delivered by U. S. mail, facsimile or hand delivery to the authorized representative of the Principal or Agent at the address specified below, or a successor designated in any notice given pursuant to this paragraph.

If to the Agent:

South Carolina Electric & Gas Company

Attention: President

Mail Code 190

Columbia, SC 29218

Facsimile: (803) 217-9336

If to the Principal:

South Carolina Public Service Authority

Attention: President and Chief Executive Officer

One Riverwood Drive
Moncks Corner, SC 29461

Facsimile: (843) 761-7037

11.                                Miscellaneous.

(a)                                  Entire Agreement.  This Agreement embodies the entire understanding and agreement among the Parties pertaining to the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements with respect thereto.

(b)                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same document.

(c)                                  Assignment.  No party to this Agreement shall assign any of its rights or obligations under this Agreement without first receiving the written consent of all other parties, which consent shall not be unreasonably withheld.

(d)                                 No Third Party Beneficiaries.  This Agreement is binding upon and intended solely for the benefit of the parties hereto and their respective successors and permitted assigns and, unless expressly stated herein, is not intended to and shall not confer any rights or benefits to any third party (other than successors and permitted assigns) not a signatory hereto.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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(e)                                  Amendment.  Neither this Agreement nor any terms hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by each of the parties hereto.

(f)                                    Headings.  The headings in this Agreement are for convenience of reference only and shall not be defined or limit the terms hereof.

(g)                                 Governing Law.  This Agreement and all questions with respect to the rights and obligations of the Parties and the construction, enforcement and interpretation hereof shall be governed by the laws of the State of South Carolina, without reference to the choice of law principles that require application of the laws of a different jurisdiction.

(h)                                 Jurisdiction.  Any dispute arising from this Agreement shall be subject to the jurisdiction of the courts in South Carolina.

(i)                                     Severability.  Any provision of this Agreement this prohibited or unenforceable in any jurisdiction, as to that jurisdiction, shall be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

(j)                                     Good Faith Covenant.  The Parties agree that their actions and dealings with each other shall be subject to an express covenant of good faith and fair dealing and that each Party shall act in a commercially reasonable manner in fulfilling its obligations under this Agreement.

(k)                                  Confidentiality.  The Parties acknowledge and agree that this Agreement is subject to the Confidentiality Agreement between the Parties dated as of June 8, 2006.

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the Parties hereto, each acting through its respective duly authorized representative, have executed this Agreement, made as of the date first above written.

SOUTH CAROLINA PUBLIC SERVICE AUTHORITY

By:
Title:

SOUTH CAROLINA ELECTRIC & GAS COMPANY

By:
Title:

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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EXHIBIT W

Extended Equipment Warranty Special Terms

Each Extended Equipment Warranty Period will have a term no greater than [**].

All other terms of any such Extended Equipment Warranty will be stated in this Exhibit. Contractor shall provide information as [**] such extended warranties and any special terms applicable to such extended warranties (each, an “Extended Equipment Warranty”) once identified by the Subcontractor for the Equipment. Owner shall have the right to exercise its option for any such Extended Equipment Warranty within the time period specified for the exercise of the option by the Equipment vendor.

The Equipment that warrants an option for an Extended Warranty from the Subcontractors is identified below:

[**]

“[**]” in this Exhibit 10.01 indicates material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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